December 31, 2002


Annual Report 02


                                                    LifePath(R) Income Portfolio
                                                      LifePath(R) 2010 Portfolio
                                                      LifePath(R) 2020 Portfolio
                                                      LifePath(R) 2030 Portfolio
                                                      LifePath(R) 2040 Portfolio


                                                 BARCLAYS GLOBAL INVESTORS FUNDS

TABLE OF CONTENTS

To Our Shareholders.........................................    1
Market Overview.............................................    2
Managers' Discussion and Analysis...........................    4

BARCLAYS GLOBAL INVESTORS FUNDS

  Financial Statements......................................   10
  Financial Highlights......................................   16
  Notes to the Financial Statements.........................   20
  Report of Independent Accountants.........................   24
  Tax Information (Unaudited)...............................   25
  Trustees Information (Unaudited)..........................   26

MASTER INVESTMENT PORTFOLIO
  Schedules of Investments..................................   27
    LifePath Income Master Portfolio........................   27
    LifePath 2010 Master Portfolio..........................   37
    LifePath 2020 Master Portfolio..........................   50
    LifePath 2030 Master Portfolio..........................   63
    LifePath 2040 Master Portfolio..........................   76
  Financial Statements......................................   89
  Notes to the Financial Statements.........................   93
  Report of Independent Accountants.........................   97
  Trustees Information (Unaudited)..........................   98

TO OUR SHAREHOLDERS

     The 2002 fiscal year was marked with continued volatility. Highlights from the one-year period include:

     . In early October, the NASDAQ hit a new six-year low, blue chip stocks slid to new five-year lows, and the yield on the benchmark ten-year Treasury note fell to 3.58%, just above the 44-year low of 3.45%.

     . The Federal Reserve Board lowered short-term interest rates once during the year, bringing the federal funds rate to 1.25%, its lowest level in more than 40 years.

     . Driven by tension in the Middle East, oil prices spiked to more than $30 per barrel.

     . Effective in 2002, the LifePath Portfolios' fiscal year end has changed from February 28 to December 31.

     As we look back on another period of market volatility, we urge investors to maintain a long-term perspective when making investment decisions. While one fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short- or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring market swings.

     The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Portfolios are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

BARCLAYS GLOBAL INVESTORS FAMILY OF FUNDS                          FEBRUARY 2003

BARCLAYS GLOBAL INVESTORS FUNDS MARKET OVERVIEW
TEN MONTH PERIOD ENDED DECEMBER 31, 2002

U.S. EQUITY MARKETS

     U.S. equities declined for the third year in a row. The heaviest falls came in the second quarter in early July as markets slumped well below the levels briefly reached in the immediate aftermath of the terrorist atrocities of September 11. Stocks then staged a summer rally before hitting new lows in early October. At its worst, the S&P 500 Index had lost nearly half its value in a little over two years with some sectors, notably telecoms and technology, losing considerably more than that.

     Equities recovered in the final quarter and finished well above their lows for the year. The mood among investors remained hesitant but investor confidence was boosted by the half-point cut in the federal funds rate on November 6th. Many believed that with the worst of the corporate news now hopefully out in the open, the way was clear for an extended market rally, and early October may mark the low point in the current bear market. However, with many of the political and economic uncertainties that dogged the markets in 2002 still unresolved, investors are likely to remain cautious as we enter 2003.

     The current bear market in many ways eclipses that of the early 1970s. In terms of duration, you have to go back sixty years for an equivalent period of sustained market losses. And in many ways the present market has echoes of the 1930s. Both bear markets followed periods of economic and corporate excess that took many years to work out of the system. The severity of the present downturn appears to have been moderated by today's more conservative economic management. Yet there remains a fear of global deflation and prolonged recession as policy makers struggle to find the right blend of monetary and fiscal policies in an environment where global productive capacity continues to run well ahead of demand.

     Interlaced with these concerns have been the corporate accounting scandals. Investor confidence, understandably, has been badly shaken by these events. Industry too has become more inward-looking. Management is now much less inclined to undertake new investment as corporate ambitions are scaled back in line with diminished economic prospects.

     With much of U.S. manufacturing in deep retreat, it is to the credit of the Federal Reserve that growth in the wider economy has been kept moving along at a reasonable pace. Resilient consumer spending, fueled by 40-year low interest rates and a buoyant housing market, have so far prevented the economy from sliding into a deeper recession. The cut in interest rates in November was designed to shore up confidence. Hopefully, these measures will help the economy through its current "soft spot" but there remain real concerns that the malaise in manufacturing could spread to the broader economy inducing a so-called "double-dip" recession.

     On top of these economic fears, the threat of a second Gulf War continues to loom large. The rising price of oil and gold on global commodity exchanges give testimony to the enormity of the geopolitical risk, which continues to permeate the markets in the wake of September 11. Against this troublesome background, investors have naturally sought the relative safety of bonds and cash.

U.S. FIXED INCOME MARKETS

     What is bad for equities is often good for bonds. Thus, for much of the year, as equities fell, bonds rose in value. As equities hit their low-point in early October, bonds rose to new highs. Yields on the 30-year bond recorded their lowest levels since they were first introduced in the 1970s. Yields on 5- and 10-year Treasuries fell to their lowest levels since the late 1950s. Bond values fell again through to the end of October as equities staged a rally and, despite the ongoing threat of war and the diminishing prospect of sustained economic recovery, bonds failed to recapture their best levels for the year.

     Even the aggressive half-point cut in the federal funds rate to 1.25% and a simultaneous cut in the discount rate to a post-war low of 0.75% failed to inspire a lasting rally in bonds. This was the first and only cut in U.S. interest rates in 2002 after as many as 11 such cuts in 2001. Short-term interest rates, after allowing for inflation, are now substantially negative. This would normally be of some concern to bond investors, particularly against the backdrop of rising oil and gold prices and a weaker dollar on the foreign exchange markets. Yet the current perception is that inflation is not, and should not, become a problem in an environment where cost-cutting remains the norm and where producers still have difficulty passing on cost increases in final product prices.

     The other traditional concern for bond investors is the state of government finances. So far the prospect of increased bond supply on the back of an escalating federal budget deficit has done little to dampen the enthusiasm for U.S. Treasuries. Nevertheless, it is another restraining factor in a market that now offers only limited value. Although modestly higher, bond yields remain close to 40-year lows and many believe inflation would have to fall further to offer renewed scope for appreciable capital gain.

INTERNATIONAL EQUITY MARKETS

     The downturn in U.S. equities was repeated in markets around the world. The corporate accounting scandals, the hesitant nature of economic recovery globally, and heightened geopolitical risk in the Middle East all troubled investors deeply.

     Economic growth in Europe, in particular, proved disappointing. Germany was the most seriously affected by the downturn in international trade. On December 5th, the European Central Bank ("ECB") belatedly followed the Federal Reserve with a half-point cut in interest rates to 2.75%. The ECB cited more sluggish growth and an abatement of inflationary pressures as the key factors behind its decision. Yet, as in the U.S., investors remained unimpressed and equities continued to drift lower. Over the year as a whole, European equity markets showed losses generally well in excess of those incurred in the U.S.

     Perceived policy inertia has not helped European growth. The ECB has been reluctant to cut interest rates sooner and more decisively. Fiscal policy too is circumscribed by the operation of the controversial Stability and Growth Pact - a mechanism adopted at the time of monetary union to limit the size of budget deficits across the eurozone. As a result, domestic demand has remained subdued with business investment falling and consumer spending, particularly in the core German economy, remaining weak.

     The UK economy has fared more favorably, helped by a more expansive fiscal policy and a strong housing market which has supported consumer confidence and spending. Partly because of the strength of the housing market, the Bank of England kept the UK base rate at 4% throughout the year despite exhortations from business to cut in support of the weak manufacturing sector. As elsewhere, UK equities fell with concerns over the pensions industry. The solvency of the insurance sector also added to investor woes.

     Any hopes that Japanese equities would buck the weaker global trend evaporated in mid-year as the market spiraled down once again, the Nikkei Dow hitting a new 19-year low in November. After more than a decade, Japan remains in the grip of deflation. Consumer prices have fallen for three years in a row thus raising the real value of bad debts and, in turn, putting further pressure on the banking system. Monetary policy is rendered largely ineffective in this environment while fiscal policy, quite literally, looks to be a spent force. Yet without a large-scale injection of public funds to clean up the banking system, many believe it is hard to see how the economy can be put back on a sounder footing.

MANAGERS' DISCUSSION & ANALYSIS

                             LIFEPATH(R) PORTFOLIOS
                           PERFORMANCE AS OF 12/31/02

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                           SINCE
                            TEN MONTHS/(3)/    ONE YEAR    FIVE YEAR   INCEPTION
                            ---------------    --------    ---------   ---------
CLASS I SHARES
  LifePath Income Portfolio           (1.78)%     (2.70)%       4.11%       5.91%/(1)/
  LifePath 2010 Portfolio             (6.85)%     (8.32)%       3.09%       7.11%/(1)/
  LifePath 2020 Portfolio            (10.58)%    (12.59)%       1.51%       7.33%/(1)/
  LifePath 2030 Portfolio            (13.46)%    (15.73)%       0.53%       7.60%/(1)/
  LifePath 2040 Portfolio            (16.03)%    (18.73)%      (0.64)%      7.68%/(1)/
CLASS R SHARES
  LifePath 2010 Portfolio                                                 (9.72)%/(2)/
  LifePath 2020 Portfolio                                                (14.05)%/(2)/
--------------------------------------------------------------------------------

/(1)/ Total returns are calculated from an inception date of March 1, 1994. The Class I shares of the Portfolios are successors to the assets of the institutional class of shares of the Stagecoach Trust LifePath Funds (the "predecessor funds"), that began operations on March 1, 1994. Performance information for the periods before March 26, 1996, the date the LifePath Portfolios began operations, reflects the performance of the predecessor funds.

/(2)/ Total returns are calculated from an inception date of March 7, 2002, the date of seeding by investors. To establish the new share class, the Portfolios' distributor privately seeded the Class R shares on April 30, 2001. The class had no activity from that date until investment began on March 7, 2002. Since inception returns calculated from April 30, 2001 for the LifePath 2010 and LifePath 2020 Portfolios were (6.02)% and (10.81)%, respectively.

/(3)/ For the ten months ended December 31, 2002. The Portfolios changed their fiscal year end from February 28 to December 31.

Average annual total return represents each LifePath Portfolio's average annual increase or decrease in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Portfolios will vary with changes in market conditions. Shares of the Portfolios may be worth more or less than their original cost when they are redeemed. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Portfolios, the Index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Portfolios. These expenses negatively impact the performance of the Portfolios. Each Portfolio's past performance is no guarantee of future results.

     During the period from March 1, 2002 through December 31, 2002 (the "reporting period"), uncertainty plagued the capital markets, favoring bonds relative to stocks. Large-cap stocks, as represented by the S&P 500 Index, fell 22% for the reporting period, and bond prices, as represented by the Lehman Aggregate Index, rose 17%, while international equities, as represented by the MSCI EAFE Index, fell 16%, as illustrated below.

     As equity prices fell during 2002, LifePath strategies with a shorter time horizon, and consequently a lower equity allocation, outperformed strategies with a higher equity allocation. As expected, the LifePath Income strategy outperformed the LifePath 2010 strategy, which outperformed the 2020 strategy, and so forth.

LIFEPATH(R) PORTFOLIOS
MANAGERS' DISCUSSION & ANALYSIS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  2002 RETURNS
                                (As of 12/31/02.
                                  Source: BGI.)

     RETURN IN PERCENT

[GRAPHIC APPEARS HERE]

                 US STOCKS  INTL STOCKS  BONDS  CASH

     12/31/2001       0.00         0.00   0.00  0.00
       1/2/2002       0.95        -0.04  -0.44  0.01
       1/3/2002       1.50         1.10  -0.21  0.01
       1/4/2002       2.13         1.54  -0.24  0.02
       1/7/2002       1.47         0.77   0.28  0.03
       1/8/2002       1.13        -0.54   0.28  0.04
       1/9/2002       0.65        -0.84   0.38  0.04
      1/10/2002       0.77        -1.56   0.86  0.05
      1/11/2002      -0.18        -1.46   1.27  0.05
      1/14/2002      -0.80        -2.67   1.28  0.06
      1/15/2002      -0.13        -2.74   1.39  0.07
      1/16/2002      -1.74        -4.05   1.31  0.07
      1/17/2002      -0.66        -3.55   0.89  0.08
      1/18/2002      -1.64        -3.32   1.10  0.08
      1/22/2002      -2.37        -4.28   1.10  0.10
      1/23/2002      -1.59        -3.95   0.73  0.10
      1/24/2002      -1.24        -3.31   0.63  0.11
      1/25/2002      -1.15        -4.41   0.57  0.11
      1/28/2002      -1.16        -3.78   0.64  0.13
      1/29/2002      -3.98        -5.11   1.03  0.13
      1/30/2002      -2.84        -6.27   1.04  0.14
      1/31/2002      -1.38        -5.31   0.81  0.14
       2/1/2002      -2.08        -5.53   1.01  0.15
       2/4/2002      -4.50        -6.01   1.33  0.16
       2/5/2002      -4.88        -7.45   1.22  0.17
       2/6/2002      -5.44        -8.18   1.12  0.17
       2/7/2002      -5.71        -7.20   1.05  0.18
       2/8/2002      -4.31        -6.89   1.34  0.18
      2/11/2002      -2.93        -5.66   1.31  0.19
      2/12/2002      -3.32        -5.34   1.10  0.20
      2/13/2002      -2.33        -4.96   1.04  0.20
      2/14/2002      -2.50        -4.15   1.21  0.21
      2/15/2002      -3.57        -4.58   1.57  0.21
      2/19/2002      -5.39        -6.82   1.53  0.23
      2/20/2002      -4.10        -7.54   1.53  0.24
      2/21/2002      -5.59        -6.41   1.60  0.24
      2/22/2002      -4.81        -6.59   1.77  0.25
      2/25/2002      -3.10        -6.13   1.72  0.26
      2/26/2002      -3.09        -5.96   1.50  0.27
      2/27/2002      -3.01        -4.85   1.92  0.27
      2/28/2002      -3.28        -4.65   1.79  0.28
       3/1/2002      -1.09        -3.54   1.36  0.28
       3/4/2002       0.84        -0.48   1.31  0.29
       3/5/2002       0.16        -0.84   1.35  0.30
       3/6/2002       1.64        -0.08   1.26  0.30
       3/7/2002       1.18         1.93   0.61  0.31
       3/8/2002       1.78         2.03   0.22  0.31
      3/11/2002       2.12         1.98   0.22  0.33
      3/12/2002       1.89         0.43   0.29  0.33
      3/13/2002       0.91         0.07   0.47  0.34
      3/14/2002       0.82         1.04  -0.12  0.34
      3/15/2002       1.97         1.88   0.01  0.35
      3/18/2002       1.92         1.59   0.22  0.36
      3/19/2002       2.33         2.39   0.19  0.37
      3/20/2002       0.72         1.57  -0.08  0.37
      3/21/2002       0.88         1.08  -0.02  0.38
      3/22/2002       0.45         0.67  -0.08  0.38
      3/25/2002      -1.02        -0.15  -0.08  0.40
      3/26/2002      -0.43        -0.12   0.24  0.40
      3/27/2002       0.11        -0.05   0.32  0.41
      3/28/2002       0.35         0.97   0.09  0.41
       4/1/2002       0.28         0.95   0.04  0.43
       4/2/2002      -0.58         0.90   0.43  0.44
       4/3/2002      -1.55         1.10   0.78  0.44
       4/4/2002      -1.47         0.72   0.79  0.45
       4/5/2002      -1.78         0.51   1.09  0.45
       4/8/2002      -1.53        -0.80   1.00  0.47
       4/9/2002      -2.19        -0.90   1.12  0.47
      4/10/2002      -1.07         0.10   1.11  0.48
      4/11/2002      -3.41        -0.96   1.17  0.48
      4/12/2002      -2.77        -1.23   1.35  0.49
      4/15/2002      -3.51        -0.32   1.59  0.50
      4/16/2002      -1.25         1.31   1.49  0.50
      4/17/2002      -1.45         2.19   1.40  0.51
      4/18/2002      -1.58         2.17   1.51  0.51
      4/19/2002      -1.52         1.99   1.58  0.52
      4/22/2002      -3.04         1.82   1.67  0.53
      4/23/2002      -3.64         1.66   1.65  0.54
      4/24/2002      -4.32         1.55   2.00  0.54
      4/25/2002      -4.47         1.54   2.02  0.55
      4/26/2002      -5.79         1.06   2.14  0.55
      4/29/2002      -6.73         0.95   2.00  0.57
      4/30/2002      -5.73         1.17   2.03  0.57
       5/1/2002      -4.88         1.63   2.10  0.58
       5/2/2002      -5.04         1.32   1.96  0.58
       5/3/2002      -6.01         1.79   2.20  0.59
       5/6/2002      -7.83         1.66   2.20  0.60
       5/7/2002      -8.11         0.28   2.24  0.60
       5/8/2002      -4.65         1.63   1.69  0.61
       5/9/2002      -6.02         1.56   1.87  0.61
      5/10/2002      -7.59         1.12   2.16  0.62
      5/13/2002      -5.87         1.41   1.82  0.63
      5/14/2002      -3.87         1.34   1.50  0.64
      5/15/2002      -4.39         2.77   1.65  0.64
      5/16/2002      -3.76         2.97   1.98  0.65
      5/17/2002      -3.00         3.96   1.73  0.65
      5/20/2002      -4.29         3.72   2.02  0.67
      5/21/2002      -5.34         3.51   2.26  0.67
      5/22/2002      -4.80         3.46   2.47  0.68
      5/23/2002      -3.83         3.04   2.33  0.68
      5/24/2002      -4.99         3.33   2.38  0.69
      5/28/2002      -5.80         3.06   2.48  0.71
      5/29/2002      -6.39         2.98   2.77  0.71
      5/30/2002      -6.64         2.52   2.94  0.71
      5/31/2002      -6.42         2.46   2.90  0.72
       6/3/2002      -8.74         2.50   2.95  0.73
       6/4/2002      -8.74         1.21   3.08  0.74
       6/5/2002      -7.90         0.17   2.94  0.74
       6/6/2002      -9.72         0.35   3.10  0.75
       6/7/2002      -9.86        -0.77   2.85  0.75
      6/10/2002      -9.58        -0.84   2.96  0.77
      6/11/2002     -11.08        -0.36   3.22  0.77
      6/12/2002     -10.48        -1.76   3.35  0.78
      6/13/2002     -11.42        -2.95   3.52  0.78
      6/14/2002     -11.62        -4.94   3.96  0.79
      6/17/2002      -9.08        -3.65   3.80  0.80
      6/18/2002      -8.99        -3.33   3.81  0.80
      6/19/2002     -10.49        -4.51   4.29  0.81
      6/20/2002     -11.69        -5.01   3.88  0.81
      6/21/2002     -13.20        -5.02   4.12  0.82
      6/24/2002     -12.88        -5.95   3.82  0.83
      6/25/2002     -14.34        -4.87   3.86  0.84
      6/26/2002     -14.52        -5.34   4.27  0.84
      6/27/2002     -13.02        -4.73   3.83  0.85
      6/28/2002     -13.09        -1.62   3.79  0.85
       7/1/2002     -14.95        -1.46   3.86  0.87
       7/2/2002     -16.74        -3.65   4.14  0.87
       7/3/2002     -16.21        -5.52   4.14  0.87
       7/5/2002     -13.14        -2.10   3.68  0.88
       7/8/2002     -14.17        -1.30   3.96  0.90
       7/9/2002     -16.29        -1.15   4.35  0.90
      7/10/2002     -19.13        -3.99   4.79  0.91
      7/11/2002     -18.52        -6.72   4.81  0.91
      7/12/2002     -19.04        -6.50   4.91  0.92
      7/15/2002     -19.35        -9.11   4.75  0.93
      7/16/2002     -20.83        -9.31   4.35  0.94
      7/17/2002     -20.38        -7.53   4.60  0.94
      7/18/2002     -22.53        -6.15   4.85  0.95
      7/19/2002     -25.50        -9.18   5.02  0.95
      7/22/2002     -27.95       -12.81   5.33  0.96
      7/23/2002     -29.90       -14.80   5.41  0.97
      7/24/2002     -25.88       -15.97   5.31  0.97
      7/25/2002     -26.30       -13.70   5.37  0.98
      7/26/2002     -25.05       -14.78   5.25  0.98
      7/29/2002     -20.99       -11.99   4.64  1.00
      7/30/2002     -20.65       -11.13   4.58  1.00
      7/31/2002     -19.87       -11.33   5.04  1.01
       8/1/2002     -22.23       -13.86   5.35  1.01
       8/2/2002     -24.03       -13.84   5.85  1.01
       8/5/2002     -26.63       -15.74   5.83  1.03
       8/6/2002     -24.43       -15.38   5.36  1.03
       8/7/2002     -22.93       -14.83   5.72  1.04
       8/8/2002     -20.38       -12.83   5.45  1.04
       8/9/2002     -20.08       -11.23   5.90  1.05
      8/12/2002     -20.51       -12.45   6.04  1.06
      8/13/2002     -22.22       -11.89   6.44  1.06
      8/14/2002     -19.09       -12.43   6.56  1.07
      8/15/2002     -18.15       -10.84   6.14  1.07
      8/16/2002     -18.27       -10.31   5.64  1.08
      8/19/2002     -16.33        -9.57   5.79  1.09
      8/20/2002     -17.50       -10.53   6.42  1.09
      8/21/2002     -16.45        -9.53   6.40  1.10
      8/22/2002     -15.27        -8.64   6.11  1.10
      8/23/2002     -17.19        -9.39   6.40  1.11
      8/26/2002     -16.58        -9.52   6.52  1.12
      8/27/2002     -17.72        -8.05   6.25  1.13
      8/28/2002     -19.20       -10.68   6.50  1.13
      8/29/2002     -19.20       -11.85   6.72  1.14
      8/30/2002     -19.35       -11.54   6.82  1.14
       9/3/2002     -22.70       -14.71   7.40  1.16
       9/4/2002     -21.32       -15.17   7.48  1.16
       9/5/2002     -22.57       -15.26   7.64  1.17
       9/6/2002     -21.26       -14.12   7.12  1.17
       9/9/2002     -20.46       -14.82   7.08  1.18
      9/10/2002     -19.88       -13.79   7.31  1.19
      9/11/2002     -19.88       -12.73   7.09  1.19
      9/12/2002     -21.85       -14.48   7.51  1.20
      9/13/2002     -22.05       -15.92   7.81  1.20
      9/16/2002     -21.47       -16.61   7.95  1.22
      9/17/2002     -23.02       -16.78   8.00  1.22
      9/18/2002     -23.37       -18.39   7.98  1.23
      9/19/2002     -25.68       -18.72   8.24  1.23
      9/20/2002     -25.49       -19.33   8.16  1.24
      9/23/2002     -26.52       -21.28   8.38  1.25
      9/24/2002     -27.79       -22.48   8.34  1.25
      9/25/2002     -25.97       -22.03   8.00  1.26
      9/26/2002     -24.61       -19.38   8.02  1.26
      9/27/2002     -27.04       -18.99   8.28  1.27
      9/30/2002     -28.11       -21.04   8.55  1.28
      10/1/2002     -25.23       -20.92   8.26  1.28
      10/2/2002     -26.97       -19.64   8.32  1.29
      10/3/2002     -27.76       -20.44   8.33  1.29
      10/4/2002     -29.38       -21.70   8.28  1.30
      10/7/2002     -30.73       -23.22   8.37  1.31
      10/8/2002     -29.54       -24.23   8.18  1.31
      10/9/2002     -31.45       -24.51   8.36  1.32
     10/10/2002     -29.05       -23.64   8.11  1.32
     10/11/2002     -26.27       -20.76   7.76  1.33
     10/14/2002     -25.73       -21.21   7.76  1.34
     10/15/2002     -22.21       -17.61   7.13  1.34
     10/16/2002     -24.08       -18.34   6.98  1.35
     10/17/2002     -22.39       -16.99   6.66  1.35
     10/18/2002     -21.93       -17.16   6.66  1.36
     10/21/2002     -20.58       -17.05   6.43  1.37
     10/22/2002     -21.42       -17.95   6.39  1.38
     10/23/2002     -20.89       -19.47   6.43  1.38
     10/24/2002     -22.09       -18.28   6.80  1.39
     10/25/2002     -20.76       -18.13   7.06  1.39
     10/28/2002     -21.41       -17.07   7.28  1.40
     10/29/2002     -22.12       -19.35   7.85  1.41
     10/30/2002     -21.36       -17.97   7.83  1.41
     10/31/2002     -21.78       -16.79   8.05  1.42
      11/1/2002     -20.44       -17.09   7.86  1.42
      11/4/2002     -19.79       -15.07   7.77  1.43
      11/5/2002     -19.16       -14.08   7.72  1.43
      11/6/2002     -18.40       -14.88   7.98  1.44
      11/7/2002     -20.25       -15.35   8.54  1.44
      11/8/2002     -20.94       -15.98   8.69  1.44
     11/11/2002     -22.58       -16.99   8.69  1.45
     11/12/2002     -21.98       -16.25   8.67  1.46
     11/13/2002     -21.99       -16.95   8.76  1.46
     11/14/2002     -20.06       -16.34   8.28  1.46
     11/15/2002     -19.56       -15.38   8.33  1.47
     11/18/2002     -20.40       -15.13   8.52  1.48
     11/19/2002     -20.72       -15.41   8.65  1.48
     11/20/2002     -19.17       -15.84   8.30  1.48
     11/21/2002     -17.43       -13.75   8.11  1.49
     11/22/2002     -17.72       -13.47   7.98  1.49
     11/25/2002     -17.51       -14.01   7.98  1.50
     11/26/2002     -19.22       -15.25   8.37  1.50
     11/27/2002     -16.96       -14.12   7.79  1.51
     11/29/2002     -17.18       -13.02   8.02  1.51
      12/2/2002     -17.33       -13.33   8.04  1.52
      12/3/2002     -18.55       -14.49   8.03  1.53
      12/4/2002     -18.81       -15.10   8.27  1.53
      12/5/2002     -19.78       -15.97   8.48  1.53
      12/6/2002     -19.27       -15.72   8.61  1.54
      12/9/2002     -21.06       -17.09   8.80  1.55
     12/10/2002     -19.96       -16.89   8.83  1.55
     12/11/2002     -19.90       -16.40   9.10  1.55
     12/12/2002     -20.19       -16.78   9.11  1.56
     12/13/2002     -21.26       -17.23   8.98  1.56
     12/16/2002     -19.40       -15.97   8.79  1.57
     12/17/2002     -20.06       -16.09   8.91  1.57
     12/18/2002     -21.10       -17.77   9.21  1.58
     12/19/2002     -21.70       -17.81   9.58  1.58
     12/20/2002     -20.68       -17.16   9.59  1.58
     12/23/2002     -20.53       -16.93   9.55  1.59
     12/24/2002     -20.97       -16.50   9.74  1.60
     12/26/2002     -21.22       -16.17   9.82  1.60
     12/27/2002     -22.45       -17.50  10.20  1.61
     12/30/2002     -22.09       -16.58  10.35  1.62
     12/31/2002     -22.04       -15.94  10.26  1.62

     A number of factors explain the negative stock-bond returns, including weaker than expected economic data, corporate malfeasance, and uncertainty due to a possible war with Iraq. This trend continued towards the end of the reporting period, with the addition of a disappointing holiday shopping season, and political instability in Venezuela.

     A collapse of corporate responsibility caused investors to scrutinize all financial data and distrust analyst recommendations. With an imminent war with Iraq and increased tensions in North Korea, geopolitical risks added to the uncertainty.

     The uncertainty was also illustrated by elevated volatility levels, with both stock and bond volatility above historical norms. The correlation of stock and bond returns were at -0.8, a historically low level, as good news for stocks were often bad news for bonds, and vice versa.

     In spite of large discounts to entice last-minute shoppers, the holiday shopping season turned out to be quite disappointing, with only marginal year-over-year sales growth.

     Economic data released for the reporting period was generally weaker than expected. The unemployment rate inched higher, to 6.0%, as did initial jobless claims. Further, consumer confidence numbers released fell considerably. The higher unemployment rate and weaker consumer confidence figures are worrisome as they may indicate a slowdown in future consumer spending.

     A national strike in Venezuela, coupled with a looming war with Iraq, helped push up oil prices towards the end of the reporting period. Venezuela, which normally is the fourth largest oil supplier to the U.S., has been crippled by a general strike, which started on December 4. The situation is still quite unstable, with risk of civil war. President Hugo Chavez considers declaring a state of emergency as protests have become increasingly violent. The war against Iraq also recently became more likely, and more imminent, causing additional pressure on oil prices, which rose to a two-year high in December, well above $30 a barrel.

     International investing began a comeback in 2002, and just in time. After years of questioning the prudence of investing outside the U.S., investors are returning to international markets. While international equities fell 16%, this was better than U.S. equities, which were down 22%. A major difference was dollar weakness. The dollar fell against all major currencies in 2002 - the euro was up 18%, the pound 11%, and the yen 10%. The fall in the U.S. dollar was, in part, due to fundamental factors such as the trade-weighted value of the dollar compared to other currencies, but also a belief that other currencies could act as a "safe haven" in case of a war with Iraq. LifePath

LIFEPATH(R) PORTFOLIOS
MANAGERS' DISCUSSION & ANALYSIS (CONTINUED)

benefited by the relative strength of overseas markets, as the LifePath Portfolios maintain a diversifying allocation to international equities.

     Still, there are many problems facing the overseas economies. For Europe, 2002 was the year of enlargement, but there was no euphoria in Brussels, as Eurozone growth is estimated at a mere 0.8% for 2002. Public finances deteriorated, and unemployment remained at high levels. These problems are particularly pronounced in Germany, where unemployment may hit 10% before the winter is over, and business confidence has fallen for six consecutive months. Further, the Japanese economy continued its anemic path, where deflation, lack of deregulation, and high public debt remain as key concerns.

     While the news towards the end of the reporting period was mostly negative for equities, it is essential to note some of the many positives. The U.S. economy is bumping along, productivity levels are strong, yields are low, and earnings are growing. The graph below shows year-over-year expected Q4 earnings growth for the ten S&P sectors. Eight out of the ten sectors are expected to have higher fourth quarter earnings, with overall S&P 500 profits rising almost 13%. This is the second consecutive quarter of earnings growth, as third quarter earnings were almost 7% higher than third quarter earnings in 2001.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  IMPROVED YEAR-OVER-YEAR EARNINGS COMPARISONS
                                (As of 12/31/02.
                          Source: Thompson Financial.)

     Q4 EXPECTED EARNINGS GROWTH

[GRAPHIC APPEARS HERE]

                  Utilities  -0.27
                Industrials  -0.14
           Consumer Staples   0.07
     Consumer Discretionary   0.07
                Health Care   0.09
                     S&P500  0.129
                         IT   0.16
                 Financials   0.17
           Telecom Services   0.39
                     Energy   0.45
                  Materials   0.47

     The LifePath Portfolios are designed to be complete investment solutions with risk levels tailored to the investment horizon of each participant. The name (i.e. LifePath 2020) of each strategy represents when the investor will most likely begin to steadily distribute interest and/or principal out of his or her investment portfolio.

     Each Portfolio always keeps an eye on long-term targets and objectives. They are constantly monitored and rebalanced to lie on the efficient frontier, in an effort to maximize expected returns for a given level of risk. As the investor matures and their investment time horizon is reduced, their profile follows suit and becomes more conservative.

LIFEPATH(R) PORTFOLIOS
MANAGERS' DISCUSSION & ANALYSIS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LifePath(R) Income Portfolio (Class I) GROWTH OF $10,000 INVESTMENT SINCE INCEPTION (3/1/94)(1)

[GRAPHIC APPEARS HERE]

                 LIFEPATH(R)    LEHMAN BROTHERS                  WILSHIRE      MSCI       SALOMON BROTHERS 3-MONTH
              Income Portfolio  Aggregate Index  S&P 500 Index  5000 Index  EAFE Index       Treasury Bill Index
3/1/94           $    10,000       $  10,000       $  10,000     $  10,000  $  10,000            $    10,000
12/31/94         $     9,825       $   9,748       $  10,072     $   9,910  $   9,965            $    10,372
12/31/95         $    11,533       $  11,548       $  13,853     $  13,524  $  11,082            $    10,974
12/31/96         $    12,263       $  11,968       $  17,031     $  16,391  $  11,753            $    11,554
12/31/97         $    13,576       $  13,123       $  22,711     $  21,519  $  11,962            $    12,165
12/31/98         $    15,000       $  14,263       $  29,201     $  26,565  $  14,354            $    12,787
12/31/99         $    15,728       $  14,146       $  35,345     $  32,823  $  18,224            $    13,393
12/31/2000       $    16,471       $  15,791       $  32,129     $  29,245  $  15,642            $    14,191
12/31/2001       $    17,064       $  17,124       $  28,312     $  26,037  $  12,288            $    14,772
12/31/2002       $    16,604       $  18,881       $  22,058     $  20,606  $  10,329            $    15,023

Yearly periods ended December 31(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LifePath(R) 2010 Portfolio (Class I) GROWTH OF $10,000 INVESTMENT SINCE INCEPTION (3/1/94)(1)

[GRAPHIC APPEARS HERE]

                                        LEHMAN BROTHERS                                         MSCI     SALOMON BROTHERS 3-MONTH
            LIFEPATH(R) 2010 PORTFOLIO  AGGREGATE INDEX  S&P 500 INDEX  WILSHIRE 5000 INDEX  EAFE INDEX    TREASURY BILL INDEX
3/1/94           $     10,000             $   10,000       $  10,000        $   10,000        $ 10,000       $   10,000
12/31/94         $      9,847             $   9,748        $  10,072        $    9,910        $  9,965       $   10,372
12/31/95         $     12,208             $   11,548       $  13,853        $   13,524        $ 11,082       $   10,974
12/31/96         $     13,521             $   11,968       $  17,031        $   16,391        $ 11,753       $   11,554
12/31/97         $     15,765             $   13,123       $  22,711        $   21,519        $ 11,962       $   12,165
12/31/98         $     18,294             $   14,263       $  29,201        $   26,565        $ 14,354       $   12,787
12/31/99         $     20,028             $   14,146       $  35,345        $   32,823        $ 18,224       $   13,393
12/31/2000       $     20,170             $   15,791       $  32,129        $   29,245        $ 15,642       $   14,191
12/31/2001       $     20,019             $   17,124       $  28,312        $   26,037        $ 12,288       $   14,772
12/31/2002       $     18,353             $   18,881       $  22,058        $   20,606        $ 10,329       $   15,023

Yearly periods ended December 31(2)

LIFEPATH(R) PORTFOLIOS
MANAGERS' DISCUSSION & ANALYSIS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LifePath(R) 2020 Portfolio (Class I) GROWTH OF $10,000 INVESTMENT SINCE INCEPTION (3/1/94)(1)

[GRAPHIC APPEARS HERE]

              LIFEPATH(R)   LEHMAN BROTHERS                                         MSCI     SALOMON BROTHERS 3-MONTH
            2020 Portfolio  Aggregate Index  S&P 500 Index  Wilshire 5000 Index  EAFE Index     Treasury Bill Index
3/1/94        $   10,000      $    10,000     $   10,000        $    10,000       $ 10,000         $   10,000
12/31/94      $    9,874      $     9,748     $   10,072        $     9,910       $  9,965         $   10,372
12/31/95      $   12,590      $    11,548     $   13,853        $    13,524       $ 11,082         $   10,974
12/31/96      $   14,299      $    11,968     $   17,031        $    16,391       $ 11,753         $   11,554
12/31/97      $   17,330      $    13,123     $   22,711        $    21,519       $ 11,962         $   12,165
12/31/98      $   20,791      $    14,263     $   29,201        $    26,565       $ 14,354         $   12,787
12/31/99      $   23,727      $    14,146     $   35,345        $    32,823       $ 18,224         $   13,393
12/31/2000    $   22,839      $    15,791     $   32,129        $    29,245       $ 15,642         $   14,191
12/31/2001    $   21,373      $    17,124     $   28,312        $    26,037       $ 12,288         $   14,772
12/31/2002    $   18,682      $    18,881     $   22,058        $    20,606       $ 10,329         $   15,023

Yearly periods ended December 31(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LifePath(R) 2030 Portfolio (Class I) GROWTH OF $10,000 INVESTMENT SINCE INCEPTION (3/1/94)(1)

[GRAPHIC APPEARS HERE]

                                        LEHMAN BROTHERS                                      MSCI EAFE  SALOMON BROTHERS 3-MONTH
            LifePath(R) 2030 Portfolio  Aggregate Index  S&P 500 Index  Wilshire 5000 Index      Index    Treasury Bill Index
3/1/94             $     10,000            $   10,000      $   10,000       $    10,000      $  10,000         $   10,000
12/31/94           $      9,857            $    9,748      $   10,072       $     9,910      $   9,965         $   10,372
12/31/95           $     12,927            $   11,548      $   13,853       $    13,524      $  11,082         $   10,974
12/31/96           $     14,947            $   11,968      $   17,031       $    16,391      $  11,753         $   11,554
12/31/97           $     18,609            $   13,123      $   22,711       $    21,519      $  11,962         $   12,165
12/31/98           $     22,837            $   14,263      $   29,201       $    26,565      $  14,354         $   12,787
12/31/99           $     26,685            $   14,146      $   35,345       $    32,823      $  18,224         $   13,393
12/31/2000         $     25,174            $   15,791      $   32,129       $    29,245      $  15,642         $   14,191
12/31/2001         $     22,672            $   17,124      $   28,312       $    26,037      $  12,288         $   14,772
12/31/2002         $     19,106            $   18,881      $   22,058       $    20,606      $  10,329         $   15,023

Yearly periods ended December 31(2)

LIFEPATH(R) PORTFOLIOS
MANAGERS' DISCUSSION & ANALYSIS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LifePath(R) 2040 Portfolio (Class I) GROWTH OF $10,000 INVESTMENT SINCE INCEPTION (3/1/94)(1)

[GRAPHIC APPEARS HERE]

             LIFEPATH(R)    LEHMAN BROTHERS                                         MSCI     SALOMON BROTHERS 3-MONTH
            2040 Portfolio  Aggregate Index  S&P 500 Index  Wilshire 5000 Index  EAFE Index    Treasury Bill Index
3/1/94         $ 10,000       $    10,000     $    10,000       $    10,000      $  10,000          $   10,000
12/31/94       $  9,955       $     9,748     $    10,072       $     9,910      $   9,965          $   10,372
12/31/95       $ 13,194       $    11,548     $    13,853       $    13,524      $  11,082          $   10,974
12/31/96       $ 15,655       $    11,968     $    17,031       $    16,391      $  11,753          $   11,554
12/31/97       $ 19,860       $    13,123     $    22,711       $    21,519      $  11,962          $   12,165
12/31/98       $ 24,940       $    14,263     $    29,201       $    26,565      $  14,354          $   12,787
12/31/99       $ 30,273       $    14,146     $    35,345       $    32,823      $  18,224          $   13,393
12/31/2000     $ 27,333       $    15,791     $    32,129       $    29,245      $  15,642          $   14,191
12/31/2001     $ 23,668       $    17,124     $    28,312       $    26,037      $  12,288          $   14,772
12/31/2002     $ 19,235       $    18,881     $    22,058       $    20,606      $  10,329          $   15,023

Yearly periods ended December 31(2)

(1) The returns for the Lehman Brothers Aggregate Index, MSCI EAFE Index, S&P 500 Index, Salomon Brothers 3-Month Treasury Bill Index and Wilshire 5000 Index are calculated from February 28, 1994.

(2) The Portfolios changed their fiscal year end from February 28 to December
31. The charts have been adjusted to reflect this change.

The LifePath Portfolios do not have their own investment advisor. They are organized as "feeder" funds in a "master/feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Portfolios" are to the feeder funds or the Master Portfolios. Barclays Global Fund Advisors (BGFA) advises the Master Portfolios.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                       LIFEPATH        LIFEPATH        LIFEPATH        LIFEPATH      LIFEPATH
                                         INCOME            2010            2020            2030          2040
                                      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In corresponding Master
   Portfolio, at value
   (Note 1)                       $  40,446,714   $ 121,299,399   $ 270,010,170   $ 102,209,505  $  74,217,708
Receivables:
  Capital shares sold                    75,591         648,838       1,251,830       1,362,914        198,104
                                  -------------   -------------   -------------   -------------  -------------
Total Assets                         40,522,305     121,948,237     271,262,000     103,572,419     74,415,812
                                  -------------   -------------   -------------   -------------  -------------
LIABILITIES
Payables:
  Capital shares redeemed                   602         252,869         256,182          48,746         44,422
  Distribution to
   shareholders                              --              --              --              39             --
  Administration fees
   (Note 2)                              12,556          40,159         106,691          38,731         19,102
  Distribution fees (Note 2)                 --             105             667              --             --
                                  -------------   -------------   -------------   -------------  -------------
Total Liabilities                        13,158         293,133         363,540          87,516         63,524
                                  -------------   -------------   -------------   -------------  -------------
NET ASSETS                        $  40,509,147   $ 121,655,104   $ 270,898,460   $ 103,484,903  $  74,352,288
                                  =============   =============   =============   =============  =============

NET ASSETS CONSIST OF:
  Paid-in capital                 $  42,511,700   $ 134,621,303   $ 342,263,256   $ 125,667,372  $ 101,822,672
  Undistributed net
   investment income                        810         329,156           9,755         273,180        168,615
  Accumulated net
   realized loss on
   investments                         (329,741)     (3,831,459)    (30,814,356)     (5,393,209)   (13,012,456)
  Net unrealized
   depreciation of
   investments                       (1,673,622)     (9,463,896)    (40,560,195)    (17,062,440)   (14,626,543)
                                  -------------   -------------   -------------   -------------  -------------
NET ASSETS                        $  40,509,147   $ 121,655,104   $ 270,898,460   $ 103,484,903  $  74,352,288
                                  =============   =============   =============   =============  =============
CLASS I SHARES
  Net Assets                      $  40,509,147   $ 121,627,289   $ 270,696,023   $ 103,484,903  $  74,352,288
                                  =============   =============   =============   =============  =============
  Shares outstanding                  4,037,687      11,245,960      22,770,745       8,949,814      6,060,059
                                  =============   =============   =============   =============  =============
  Net asset value and
   offering price per share       $       10.03   $       10.82   $       11.89   $       11.56  $       12.27
                                  =============   =============   =============   =============  =============
CLASS R SHARES
  Net Assets                                 --   $      27,815   $     202,437              --             --
                                  =============   =============   =============   =============  =============
  Shares outstanding                         --           2,606          17,691              --             --
                                  =============   =============   =============   =============  =============
  Net asset value per
   share                                     --   $       10.67           11.44              --             --
                                  =============   =============   =============   =============  =============
  Maximum offering price
   per share
   (net asset value per
   share  DIVIDED BY 99.0%)                  --   $       10.78   $       11.56              --             --
                                  =============   =============   =============   =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF OPERATIONS

                                                   LIFEPATH INCOME PORTFOLIO                    LIFEPATH 2010 PORTFOLIO
                                --------------------------------------------  -----------------------------------------
                                               FOR THE               FOR THE                 FOR THE            FOR THE
                                          PERIOD ENDED            YEAR ENDED            PERIOD ENDED         YEAR ENDED
                                DECEMBER 31, 2002/(1)/     FEBRUARY 28, 2002  DECEMBER 31, 2002/(1)/  FEBRUARY 28, 2002
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM CORRESPONDING
 MASTER PORTFOLIO
  Dividends                     $              221,775  $            140,626  $              956,430  $         744,392
  Interest                                     841,617             1,281,804               1,688,531          2,945,986
  Expenses                                    (112,553)             (147,189)               (328,719)          (448,228)
                                ----------------------  --------------------  ----------------------  -----------------
Net investment income
 allocated from corresponding
  Master Portfolio                             950,839             1,275,241               2,316,242          3,242,150
                                ----------------------  --------------------  ----------------------  -----------------
FUND EXPENSES (NOTE 2)
  Administration fees                          160,646               162,853                 469,191            495,002
  Distribution fees -- Class R                      --                    --                     105                 --
                                ----------------------  --------------------  ----------------------  -----------------
Total fund expenses                            160,646               162,853                 469,296            495,002
                                ----------------------  --------------------  ----------------------  -----------------
Net investment income                          790,193             1,112,388               1,846,946          2,747,148
                                ----------------------  --------------------  ----------------------  -----------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 ALLOCATED FROM CORRESPONDING
 MASTER PORTFOLIO
 Net realized gain (loss)                      (38,822)              879,800
 Net change in unrealized
  appreciation (depreciation)               (1,447,181)           (1,224,199)             (6,342,700)       (10,532,849)
                                ----------------------  --------------------  ----------------------  -----------------
Net loss on investments                     (1,486,003)             (344,399)            (10,169,176)        (3,199,836)
                                ----------------------  --------------------  ----------------------  -----------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                     $             (695,810) $            767,989  $           (8,322,230) $        (452,688)
                                ======================  ====================  ======================  =================

                                                     LIFEPATH 2020 PORTFOLIO                    LIFEPATH 2030 PORTFOLIO
                                --------------------------------------------  -----------------------------------------
                                               FOR THE               FOR THE                 FOR THE            FOR THE
                                          PERIOD ENDED            YEAR ENDED            PERIOD ENDED         YEAR ENDED
                                DECEMBER 31, 2002/(1)/     FEBRUARY 28, 2002  DECEMBER 31, 2002/(1)/  FEBRUARY 28, 2002
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 ALLOCATED FROM CORRESPONDING
 MASTER PORTFOLIO
  Dividends                     $            3,047,600  $          3,250,212  $            1,276,375  $       1,297,726
  Interest                                   2,837,567             5,357,066                 567,047            985,238
  Expenses                                    (833,152)           (1,382,700)               (300,836)          (449,410)
                                ----------------------  --------------------  ----------------------  -----------------
Net investment income
 allocated from corresponding
 Master Portfolio                            5,052,015             7,224,578               1,542,586          1,833,554
                                ----------------------  --------------------  ----------------------  -----------------
FUND EXPENSES (NOTE 2)
  Administration fees                        1,189,518             1,526,565                 429,459            498,320
  Distribution fees -- Class R                     667                    --                      --                 --
                                ----------------------  --------------------  ----------------------  -----------------
Total fund expenses                          1,190,185             1,526,565                 429,459            498,320
                                ----------------------  --------------------  ----------------------  -----------------
Net investment income                        3,861,830             5,698,013               1,113,127          1,335,234
                                ----------------------  --------------------  ----------------------  ------------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 ALLOCATED FROM CORRESPONDING
 MASTER PORTFOLIO
  Net realized gain (loss)                 (26,662,017)           21,881,975              (4,913,629)        11,130,277
  Net change in unrealized
   appreciation (depreciation)              (9,492,393)          (42,810,225)            (10,986,188)       (20,961,737)
                                ----------------------  --------------------  ----------------------  -----------------
Net loss on investments                    (36,154,410)          (20,928,250)            (15,899,817)        (9,831,460)
                                ----------------------  --------------------  ----------------------  -----------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS     $          (32,292,580) $        (15,230,237) $          (14,786,690) $      (8,496,226)
                                ======================  ===================== ======================  =================

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)

                                                             LIFEPATH 2040 PORTFOLIO
                                         ----------------------------------------
                                                        FOR THE             FOR THE
                                                   PERIOD ENDED          YEAR ENDED
                                         DECEMBER 31, 2002/(1)/   FEBRUARY 28, 2002
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM
 CORRESPONDING MASTER PORTFOLIO
  Dividends                              $            1,058,398   $       1,222,749
  Interest                                              178,963             165,225
  Expenses                                             (226,154)           (393,894)
                                         ----------------------   -----------------
Net investment income allocated from
 corresponding Master Portfolio                       1,011,207             994,080
                                         ----------------------   -----------------
FUND EXPENSES (NOTE 2)
  Administration fees                                   322,896             418,184
  Distribution fees -- Class R                               --                  --
                                         ----------------------   -----------------
Total fund expenses                                     322,896             418,184
                                         ----------------------   -----------------
Net investment income                                   688,311             575,896
                                         ----------------------   -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ALLOCATED FROM
 CORRESPONDING MASTER PORTFOLIO
  Net realized gain (loss)                           (9,919,179)         17,326,803
  Net change in unrealized appreciation
    (depreciation)                                   (4,604,773)        (28,612,667)
                                         ----------------------   -----------------
Net loss on investments                             (14,523,952)        (11,285,864)
                                         ----------------------   -----------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $          (13,835,641)  $     (10,709,968)
                                         ======================   =================

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            LIFEPATH INCOME PORTFOLIO
                               ----------------------------------------------------------------------
                                              FOR THE                 FOR THE                 FOR THE
                                         PERIOD ENDED              YEAR ENDED              YEAR ENDED
                               DECEMBER 31, 2002/(1)/       FEBRUARY 28, 2002       FEBRUARY 28, 2001
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income        $              790,193    $          1,112,388    $          1,260,700
  Net realized gain                           (38,822)                879,800               1,598,995
  Net change in unrealized
   appreciation
   (depreciation)                          (1,447,181)             (1,224,199)             (1,050,307)
                               ----------------------    --------------------    --------------------
Net increase (decrease)
 in net assets resulting
 from operations                             (695,810)                767,989               1,809,388
                               ----------------------    --------------------    --------------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income:
    Class I Shares                         (1,024,395)             (1,122,275)             (1,241,206)
    Class R Shares                                 --                      --                      --
                               ----------------------    --------------------    --------------------
                                           (1,024,395)             (1,122,275)             (1,241,206)
                               ----------------------    --------------------    --------------------
  From net realized gain on
   sale of investments:
    Class I Shares                           (363,173)               (231,518)             (1,968,848)
    Class R Shares                                 --                      --                      --
                               ----------------------    --------------------    --------------------
                                             (363,173)               (231,518)             (1,968,848)
                               ----------------------    --------------------    --------------------
Total distributions to
 shareholders                              (1,387,568)             (1,353,793)             (3,210,054)
                               ----------------------    --------------------    --------------------
CAPITAL SHARE
 TRANSACTIONS (NOTE 3):
 Class I Shares                             5,656,119               4,758,812               5,391,636
 Class R Shares                                    --                      --                      --
                               ----------------------    --------------------    --------------------
Net increase in net
 assets resulting from
 capital share transactions                 5,656,119               4,758,812               5,391,636
                               ----------------------    --------------------    --------------------
Increase in net assets                      3,572,741               4,173,008               3,990,970

NET ASSETS:
Beginning of period                        36,936,406              32,763,398              28,772,428
                               ----------------------    --------------------    --------------------
End of period                  $           40,509,147    $         36,936,406    $         32,763,398
                               ======================    ====================    ====================
Undistributed net
 investment income
 included in net assets
 at end of period              $                  810    $            188,349    $            199,554
                               ======================    ====================    ====================

                                                                              LIFEPATH 2010 PORTFOLIO
                               ----------------------------------------------------------------------
                                              FOR THE                 FOR THE                 FOR THE
                                         PERIOD ENDED              YEAR ENDED              YEAR ENDED
                               DECEMBER 31, 2002/(1)/       FEBRUARY 28, 2002       FEBRUARY 28, 2001
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income        $            1,846,946    $          2,747,148    $          2,879,157
  Net realized gain (loss)                 (3,826,476)              7,333,013               4,724,771
  Net change in unrealized
   appreciation
   (depreciation)                          (6,342,700)            (10,532,849)             (6,008,577)
                               ----------------------    --------------------    --------------------
Net increase (decrease)
 in net assets resulting
 from operations                           (8,322,230)               (452,688)              1,595,351
                               ----------------------    --------------------    --------------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income:
    Class I Shares                         (1,915,771)             (2,788,806)             (2,830,893)
    Class R Shares                               (320)                     --                      --
                               ----------------------    --------------------    --------------------
                                           (1,916,091)             (2,788,806)             (2,830,893)
                               ----------------------    --------------------    --------------------
  From net realized gain on
   sale of investments:
    Class I Shares                           (284,734)             (1,181,330)             (6,232,440)
    Class R Shares                                (73)                     --                      --
                               ----------------------    --------------------    --------------------
                                             (284,807)             (1,181,330)             (6,232,440)
                               ----------------------    --------------------    --------------------
Total distributions to
 shareholders                              (2,200,898)             (3,970,136)             (9,063,333)
                               ----------------------    --------------------    --------------------
CAPITAL SHARE
 TRANSACTIONS (NOTE 3):
  Class I Shares                           23,545,748              23,036,471               8,741,078
  Class R Shares                               31,085                      --                      --
                               ----------------------    --------------------    --------------------
Net increase in net
 assets resulting from
 capital share
  transactions                             23,576,833              23,036,471               8,741,078
                               ----------------------    --------------------    --------------------
Increase in net assets                     13,053,705              18,613,647               1,273,096
NET ASSETS:
Beginning of period                       108,601,399              89,987,752              88,714,656
                               ----------------------    --------------------    --------------------
End of period                  $          121,655,104    $        108,601,399    $         89,987,752
                               ======================    ====================    ====================
Undistributed net
 investment income
 included in net assets
  at end of period             $              329,156    $            398,627    $            446,190
                               ======================    ====================    ====================

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              LIFEPATH 2020 PORTFOLIO
                               ----------------------------------------------------------------------
                                              FOR THE                 FOR THE                 FOR THE
                                         PERIOD ENDED              YEAR ENDED              YEAR ENDED
                               DECEMBER 31, 2002/(1)/       FEBRUARY 28, 2002       FEBRUARY 28, 2001
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income        $            3,861,830    $          5,698,013    $          3,740,220
  Net realized gain (loss)                (26,662,017)             21,881,975               6,419,207
  Net change in unrealized
   appreciation (depreciation)             (9,492,393)            (42,810,225)            (19,301,313)
                               ----------------------    --------------------    --------------------
Net decrease in net
 assets resulting from
 operations                               (32,292,580)            (15,230,237)             (9,141,886)
                               ----------------------    --------------------    --------------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income:
    Class I Shares                         (4,690,518)             (5,456,953)             (3,512,514)
    Class R Shares                             (2,001)                     --                      --
                               ----------------------    --------------------    --------------------
                                           (4,692,519)             (5,456,953)             (3,512,514)
                               ----------------------    --------------------    --------------------
  From net realized gain on
   sale of investments:
    Class I Shares                                 --                 (59,612)             (9,804,236)
                               ----------------------    --------------------    --------------------
Total distributions to
 shareholders                              (4,692,519)             (5,516,565)            (13,316,750)
                               ----------------------    --------------------    --------------------
CAPITAL SHARE
 TRANSACTIONS (NOTE 3):
  Class I Shares                          (12,283,671)            157,875,252              62,213,699
  Class R Shares                              231,829                      --                      --
                               ----------------------    --------------------    --------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions                             (12,051,842)            157,875,252              62,213,699
                               ----------------------    --------------------    --------------------
Increase (decrease) in
 net assets                               (49,036,941)            137,128,450              39,755,063

NET ASSETS:
Beginning of period                       319,935,401             182,806,951             143,051,888
                               ----------------------    --------------------    --------------------
End of period                  $          270,898,460    $        319,935,401    $        182,806,951
                               ======================    ====================    ====================
Undistributed net
 investment income
 included in net assets
 at end of period              $                9,755    $            861,868    $            618,054
                               ======================    ====================    ====================

                                                                              LIFEPATH 2030 PORTFOLIO
                               ----------------------------------------------------------------------
                                              FOR THE                 FOR THE                 FOR THE
                                         PERIOD ENDED              YEAR ENDED              YEAR ENDED
                               DECEMBER 31, 2002/(1)/       FEBRUARY 28, 2002       FEBRUARY 28, 2001
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income        $            1,113,127    $          1,335,234    $          1,186,978
  Net realized gain (loss)                 (4,913,629)             11,130,277               3,872,141
  Net change in unrealized
   appreciation
   (depreciation)                         (10,986,188)            (20,961,737)            (10,576,268)
                               ----------------------    --------------------    --------------------
Net decrease in net
 assets resulting from
 operations                               (14,786,690)             (8,496,226)             (5,517,149)
                               ----------------------    --------------------    --------------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income:
    Class I Shares                         (1,057,629)             (1,284,503)             (1,167,080)
    Class R Shares                                 --                      --                      --
                               ----------------------    --------------------    --------------------
                                           (1,057,629)             (1,284,503)             (1,167,080)
                               ----------------------    --------------------    --------------------
  From net realized gain on
   sale of investments:
    Class I Shares                         (1,362,990)             (4,510,194)             (4,388,703)
                               ----------------------    --------------------    --------------------
Total distributions to
 shareholders                              (2,420,619)             (5,794,697)             (5,555,783)
                               ----------------------    --------------------    --------------------
CAPITAL SHARE
 TRANSACTIONS (NOTE 3):
  Class I Shares                           12,154,689              43,163,082               6,722,013
  Class R Shares                                   --                      --                      --
                               ----------------------    --------------------    --------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions                              12,154,689              43,163,082               6,722,013
                               ----------------------    --------------------    --------------------
Increase (decrease) in
 net assets                                (5,052,620)             28,872,159              (4,350,919)
NET ASSETS:
Beginning of period                       108,537,523              79,665,364              84,016,283
                               ----------------------    --------------------    --------------------
End of period                  $          103,484,903    $        108,537,523    $         79,665,364
                               ======================    ====================    ====================
Undistributed net
 investment income
 included in net assets
 at end of period              $              273,180    $            216,545    $            170,024
                               ======================    ====================    ====================

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              LIFEPATH 2040 PORTFOLIO
                               ----------------------------------------------------------------------
                                              FOR THE                 FOR THE                 FOR THE
                                         PERIOD ENDED              YEAR ENDED              YEAR ENDED
                               DECEMBER 31, 2002/(1)/       FEBRUARY 28, 2002       FEBRUARY 28, 2001
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income        $              688,311    $            575,896    $            616,158
  Net realized gain (loss)                 (9,919,179)             17,326,803               9,116,690
  Net change in unrealized
   appreciation
   (depreciation)                          (4,604,773)            (28,612,667)            (22,414,260)
                               ----------------------    --------------------    --------------------
Net decrease in net
 assets resulting from
 operations                               (13,835,641)            (10,709,968)            (12,681,412)
                               ----------------------    --------------------    --------------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income:
    Class I Shares                           (607,593)               (576,425)               (570,768)
  From net realized gain
   on sale of investments:
    Class I Shares                                 --                (475,967)            (10,402,656)
                               ----------------------    --------------------    --------------------
Total distributions to
 shareholders                                (607,593)             (1,052,392)            (10,973,424)
                               ----------------------    --------------------    --------------------
CAPITAL SHARE
 TRANSACTIONS (NOTE 3):
  Class I Shares                            3,834,796              (1,139,477)             (1,165,997)
                               ----------------------    --------------------    --------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions                               3,834,796              (1,139,477)             (1,165,997)
                               ----------------------    --------------------    --------------------
Decrease in net assets                    (10,608,438)            (12,901,837)            (24,820,833)

NET ASSETS:
Beginning of period                        84,960,726              97,862,563             122,683,396
                               ----------------------    --------------------    --------------------
End of period                  $           74,352,288    $         84,960,726    $         97,862,563
                               ======================    ====================    ====================
Undistributed net
 investment income
 included in net assets
 at end of period              $              168,615    $             94,266    $             82,752
                               ======================    ====================    ====================

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     LIFEPATH INCOME PORTFOLIO CLASS I SHARES
                                 ------------------------------------------------------------
                                       PERIOD ENDED            YEAR ENDED          YEAR ENDED
                                 DEC. 31, 2002/(1)/         FEB. 28, 2002       FEB. 28, 2001
NET ASSET VALUE,
 BEGINNING OF PERIOD             $            10.59         $       10.77       $       11.18
                                 ------------------         -------------       -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                        0.21                  0.34/(5)/           0.44
  Net realized and
   unrealized gain (loss)
   on investments                             (0.40)                (0.10)/(5)/          0.23
                                 ------------------         -------------       -------------
TOTAL FROM INVESTMENT
 OPERATIONS                                   (0.19)                 0.24                0.67
                                 ------------------         -------------       -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                       (0.28)                (0.35)              (0.44)
  Net realized gain                           (0.09)                (0.07)              (0.64)
                                 ------------------         -------------       -------------
TOTAL DISTRIBUTIONS                           (0.37)                (0.42)              (1.08)
                                 ------------------         -------------       -------------
NET ASSET VALUE, END OF
 PERIOD                          $            10.03         $       10.59       $       10.77
                                 ==================         =============       =============
TOTAL RETURN                                  (1.78)%/(2)/           2.25%               6.16%
                                 ==================         =============       =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                 $           40,509         $      36,936       $      32,763
  Ratio of expenses to
   average net assets(3)                       0.85%                 0.89%               0.95%
  Ratio of net investment
   income to average net
   assets(3)                                   2.47%                 3.19%/(5)/          4.00%
  Portfolio turnover
   rate(4)                                       56%                  116%/(6/)            58%

                                          LIFEPATH INCOME PORTFOLIO CLASS I SHARES
                                 -------------------------------------------------
                                    YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 FEB. 29, 2000     FEB. 28, 1999     FEB. 28, 1998
----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD             $       11.53     $       11.56     $       10.97
                                 -------------     -------------     -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                   0.43              0.42              0.46
  Net realized and
   unrealized gain (loss)
   on investments                         0.12              0.34              0.85
                                 -------------     -------------     -------------
TOTAL FROM INVESTMENT
 OPERATIONS                               0.55              0.76              1.31
                                 -------------     -------------     -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                  (0.43)            (0.42)            (0.46)
  Net realized gain                      (0.47)            (0.37)            (0.26)
                                 -------------     -------------     -------------
TOTAL DISTRIBUTIONS                      (0.90)            (0.79)            (0.72)
                                 -------------     -------------     -------------
NET ASSET VALUE, END OF
 PERIOD                          $       11.18     $       11.53     $       11.56
                                 =============     =============     =============
TOTAL RETURN                              4.82%             6.70%            12.32%
                                 =============     =============     =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                 $      28,772     $      51,281     $      48,731
  Ratio of expenses to
   average net assets(3)                  0.95%             0.95%             0.95%
  Ratio of net investment
   income to average net
   assets(3)                              3.63%             3.55%             4.06%
  Portfolio turnover
   rate(4)                                  55%               66%               39%

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.
/(2)/ Not annualized.
/(3)/ Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
/(4)/ Represents the Portfolio turnover rate of each portfolio's corresponding
      Master Portfolio.
/(5)/ Effective March 1, 2001, the portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(6)/ Portfolio turnover rate excluding in-kind transactions was 52%.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                LIFEPATH 2010 PORTFOLIO CLASS I SHARES
                           ----------------------------------------------------------------------------
                                 PERIOD ENDED           YEAR ENDED           YEAR ENDED      YEAR ENDED
                           DEC. 31, 2002/(1)/        FEB. 28, 2002        FEB. 28, 2001   FEB. 29, 2000
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $            11.85        $       12.46        $       13.49   $       14.29
                           ------------------        -------------        -------------   -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                  0.19                 0.31/(5)/            0.41            0.42
  Net realized and
   unrealized gain
   (loss) on investments                (1.00)               (0.46)/(5)/          (0.16)           0.71
                           ------------------        -------------        -------------   -------------
TOTAL FROM INVESTMENT
 OPERATIONS                             (0.81)               (0.15)                0.25            1.13
                           ------------------        -------------        -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.20)               (0.33)               (0.41)          (0.42)
  Net realized gain                     (0.02)               (0.13)               (0.87)          (1.51)
                           ------------------        -------------        -------------   -------------
TOTAL DISTRIBUTIONS                     (0.22)               (0.46)               (1.28)          (1.93)
                           ------------------        -------------        -------------   -------------
NET ASSET VALUE, END OF
 PERIOD                    $            10.82        $       11.85        $       12.46   $       13.49
                           ==================        =============        =============   =============
TOTAL RETURN                            (6.85)%/(2)/         (1.13)%               1.73%           7.92%
                           ==================        =============        =============   =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)           $          121,627        $     108,601        $      89,988   $      88,715
  Ratio of expenses to
   average net assets/(3)/               0.86%                0.89%                0.95%           0.95%
  Ratio of net investment
   income to average net
   assets/(3)/                           1.98%                2.59%/(5)/           3.09%           2.80%
  Portfolio turnover
   rate/(4)/                               72%                  86%/(6)/             54%             49%

                          LIFEPATH 2010 PORTFOLIO CLASS I SHARES
                           -------------------------------------
                                   YEAR ENDED         YEAR ENDED
                                FEB. 28, 1999      FEB. 28, 1998
----------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $            13.90    $         12.46
                           ------------------    ---------------
INCOME FROM INVESTMENT
 OPERATIONS:                             0.38               0.40
  Net investment income
  Net realized and
   unrealized gain                       1.01               1.87
   (loss) on investments   ------------------    ---------------

TOTAL FROM INVESTMENT                    1.39               2.27
 OPERATIONS                ------------------    ---------------

LESS DISTRIBUTIONS FROM:                (0.38)             (0.40)
  Net investment income                 (0.62)             (0.43)
  Net realized gain        ------------------    ---------------
                                        (1.00)             (0.83)
TOTAL DISTRIBUTIONS        ------------------    ---------------

NET ASSET VALUE, END OF    $            14.29    $         13.90
 PERIOD                    ==================    ===============
                                        10.19%             18.73%
TOTAL RETURN               ==================    ===============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of       $          132,798    $       112,436
   period (000s)
  Ratio of expenses to                   0.95%              0.95%
   average net assets/(3)/
  Ratio of net investment
   income to average net                 2.73%              3.09%
   assets/(3)/
  Portfolio turnover                       38%                46%
   rate/(4)/

                                          LIFEPATH 2010 PORTFOLIO CLASS R SHARES
                                          --------------------------------------
                                                                  FOR THE PERIOD
                                                                    MAR. 7, 2002
                                                           TO DEC. 31, 2002/(7)/
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $               11.98
                                                           ---------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                     0.13
  Net realized and unrealized loss on
   investments                                                             (1.30)
                                                           ---------------------
TOTAL FROM INVESTMENT OPERATIONS                                           (1.17)
                                                           ---------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                    (0.12)
  Net realized gain                                                        (0.02)
                                                           ---------------------
TOTAL DISTRIBUTIONS                                                        (0.14)
                                                           ---------------------
NET ASSET VALUE, END OF PERIOD                             $               10.67
                                                           =====================
TOTAL RETURN                                                               (9.72)%/(2)//(8)/
                                                           =====================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $                  28
  Ratio of expenses to average net
   assets/(3)/                                                              1.58%
  Ratio of net investment income to
   average net assets/(3)/                                                  1.84%
  Portfolio turnover rate/(4)/                                                72%

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its
      Fiscal year end from February 28 to December 31.
/(2)/ Not annualized.
/(3)/ Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
/(4)/ Represents the Portfolio turnover rate of each portfolio's corresponding
      Master Portfolio.
/(5)/ Effective March 1, 2001 the portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(6)/ Portfolio turnover rate excluding in-kind transactions was 48%.
/(7)/ March 7, 2002 is the date of commencement of operations. The Portfolio changed its fiscal year end from February 28 to December 31.
/(8)/ The total return is calculated from an inception date of March 7, 2002, the date of seeding by investors.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   LIFEPATH 2020 PORTFOLIO CLASS I SHARES
                            -------------------------------------------------------------
                                  PERIOD ENDED            YEAR ENDED           YEAR ENDED
                            DEC. 31, 2002/(1)/         FEB. 28, 2002        FEB. 28, 2001
-----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $            13.52         $       14.55        $       16.18
                            ------------------         -------------        --------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                   0.17                  0.23/(5)/            0.31
  Net realized and
   unrealized gain
   (loss) on investments                 (1.59)                (1.02)/(5)/          (0.83)
                            ------------------         -------------        -------------
TOTAL FROM INVESTMENT
 OPERATIONS                              (1.42)                (0.79)               (0.52)
                            ------------------         -------------        -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                  (0.21)                (0.24)               (0.31)
  Net realized gain                         --                 (0.00)/(6)/          (0.80)
                            ------------------         -------------        -------------
TOTAL DISTRIBUTIONS                      (0.21)                (0.24)               (1.11)
                            ------------------         -------------        -------------
NET ASSET VALUE, END OF
  PERIOD                    $            11.89         $       13.52        $       14.55
                            ==================         =============        =============
TOTAL RETURN                            (10.58)%/(2)/          (5.44)%              (3.54)%
                            ==================         =============        =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)            $          270,696         $     319,935        $     182,807
  Ratio of expenses to
   average net assets/(3)/                0.83%                 0.89%                0.95%
  Ratio of net investment
   income to average net
   assets/(3)/                            1.59%                 1.74%/(5)/           1.99%
  Portfolio turnover
   rate/(4)/                                67%                   86%/(7)/             39%

                                        LIFEPATH 2020 PORTFOLIO CLASS I SHARES
                                 ---------------------------------------------
                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 FEB. 29, 2000   FEB. 28, 1999   FEB. 28, 1998
------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD             $       16.38   $       15.73   $       13.40
                                 -------------   -------------   -------------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income                   0.32            0.31            0.33
  Net realized and
   unrealized gain
   (loss) on investments                  1.47            1.58            2.84
                                 -------------   -------------   -------------
TOTAL FROM INVESTMENT
 OPERATIONS                               1.79            1.89            3.17
                                 -------------   -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                  (0.32)          (0.31)          (0.33)
  Net realized gain                      (1.67)          (0.93)          (0.51)
                                 -------------   -------------   -------------
TOTAL DISTRIBUTIONS                      (1.99)          (1.24)          (0.84)
                                 -------------   -------------   -------------
NET ASSET VALUE, END OF
 PERIOD                          $       16.18   $       16.38   $       15.73
                                 =============   =============   =============
TOTAL RETURN                             10.84%          12.42%          24.25%
                                 =============   =============   =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)                 $     143,052   $     166,130   $     148,197
  Ratio of expenses to
   average net assets/(3)/                0.95%           0.95%           0.95%
  Ratio of net investment
   income to average net
   assets/(3)/                            1.87%           1.91%           2.28%
  Portfolio turnover
   rate/(4)/                                43%             36%             41%

                                                  LIFEPATH 2020 PORTFOLIO CLASS R SHARES
                                                  --------------------------------------
                                                                          FOR THE PERIOD
                                                                             MAR. 7,2002
                                                                   TO DEC. 31, 2002/(8)/
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $               13.45
                                                                   ---------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                             0.11
  Net realized and unrealized loss on investments                                  (1.99)
                                                                   ---------------------
TOTAL FROM INVESTMENT OPERATIONS                                                   (1.88)
                                                                   ---------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                            (0.13)
                                                                   ---------------------
TOTAL DISTRIBUTIONS                                                                (0.13)
                                                                   ---------------------
NET ASSET VALUE, END OF PERIOD                                     $               11.44
                                                                   =====================
TOTAL RETURN                                                                      (14.05)%/(2)//(9)/
                                                                   =====================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                 $                 202
  Ratio of expenses to average net assets/(3)/                                      1.59%
  Ratio of net investment income to average net
   assets/(3)/                                                                      1.42%
  Portfolio turnover rate/(4)/                                                        67%

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from february 28 to december 31.
/(2)/ Not annualized.
/(3)/ Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
/(4)/ Represents the portfolio turnover rate of each portfolio's corresponding
      Master portfolio.
/(5)/ Effective March 1, 2001, the portfolio adopted the provisions of theortfolio changed revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(6)/ Rounds to less than $0.01.
/(7)/ Portfolio turnover rate excluding in-kind transactions was 35%.
/(8)/ March 7, 2002 is the date of commencement of operations. The Portfolio changed its fiscal year end from February 28 to December 31.
/(9)/ The total return is calculated from an inception date of March 7, 2002, the date of seeding by investors.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   LIFEPATH 2030 PORTFOLIO CLASS I SHARES
                                              -----------------------------------------------------------
                                                    PERIOD ENDED           YEAR ENDED          YEAR ENDED
                                              DEC. 31, 2002/(1)/        FEB. 28, 2002       FEB. 28, 2001
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $            13.69        $       15.77       $       17.84
                                              ------------------        -------------       -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.13                 0.18/(5)/           0.23
  Net realized and unrealized gain (loss)
   on investments                                          (1.97)               (1.48)/(5)/        (1.22)
                                              ------------------        -------------       -------------
TOTAL FROM INVESTMENT OPERATIONS                           (1.84)               (1.30)              (0.99)
                                              ------------------        -------------       -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                    (0.13)               (0.19)              (0.23)
  Net realized gain                                        (0.16)               (0.59)              (0.85)
                                              ------------------        -------------       -------------
TOTAL DISTRIBUTIONS                                        (0.29)               (0.78)              (1.08)
                                              ------------------        -------------       -------------
NET ASSET VALUE, END OF PERIOD                $            11.56        $       13.69       $       15.77
                                              ==================        =============       =============
TOTAL RETURN                                              (13.46)%/(2)/         (8.25)%             (5.99)%
                                              ==================        =============       =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $          103,485        $     108,538       $      79,665
  Ratio of expenses to average net
   assets(3)                                                0.84%                0.89%               0.95%
  Ratio of net investment income to
   average net assets(3)                                    1.28%                1.25%/(5)/          1.32%
  Portfolio turnover rate(4)                                  68%                  53%/(6)/            27%

                                                     LIFEPATH 2030 PORTFOLIO CLASS I SHARES
                                            -----------------------------------------------
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED
                                            FEB. 29, 2000    FEB. 28, 1999    FEB. 28, 1998
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $       18.57    $       17.39    $       14.17
                                            -------------    -------------      -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.26             0.24             0.26
  Net realized and unrealized gain (loss)
   on investments                                    2.22             2.06             3.65
                                            -------------    -------------    -------------
TOTAL FROM INVESTMENT OPERATIONS                     2.48             2.30             3.91
                                            -------------    -------------    -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                           (0.26)           (0.24)           (0.26)
  Net realized gain                               (2.95)           (0.88)           (0.43)
                                            -------------    -------------    -------------
TOTAL DISTRIBUTIONS                                 (3.21)           (1.12)           (0.69)
                                            -------------    -------------    -------------
NET ASSET VALUE, END OF PERIOD              $       17.84    $       18.57    $       17.39
                                            =============    =============    =============
TOTAL RETURN                                      13.04%           13.55%           28.22%
                                            =============    =============    =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $      84,016    $     116,729    $      95,309
  Ratio of expenses to average net
   assets(3)                                         0.95%            0.95%            0.95%
  Ratio of net investment income to
   average net assets(3)                             1.32%            1.35%            1.72%
  Portfolio turnover rate(4)                           26%              19%              27%

                                                                  LIFEPATH 2040 PORTFOLIO CLASS I SHARES
                                             -----------------------------------------------------------
                                                   PERIOD ENDED           YEAR ENDED          YEAR ENDED
                                             DEC. 31, 2002/(1)/        FEB. 28, 2002       FEB. 28, 2001
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $            14.73        $       16.74       $       20.64
                                             ------------------        -------------       -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.12                 0.10/(5)/           0.11
  Net realized and unrealized gain (loss)
   on investments                                         (2.48)              (1.93)/(5)/         (2.20)
                                             ------------------        -------------       -------------
TOTAL FROM INVESTMENT OPERATIONS                          (2.36)               (1.83)              (2.09)
                                             ------------------        -------------       -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                   (0.10)               (0.10)              (0.10)
  Net realized gain                                          --                (0.08)              (1.71)
                                             ------------------        -------------       -------------
TOTAL DISTRIBUTIONS                                       (0.10)               (0.18)              (1.81)
                                             ------------------        -------------       -------------
NET ASSET VALUE, END OF PERIOD               $            12.27        $       14.73       $       16.74
                                             ==================        =============       =============
TOTAL RETURN                                             (16.03)%/(2)/        (10.89)%            (10.81)%
                                             ==================        =============       =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)           $           74,352        $      84,961       $      97,863
  Ratio of expenses to average net
   assets(3)                                               0.83%                0.90%               0.95%
  Ratio of net investment income to
   average net assets(3)                                   1.05%                0.64%/(5)/          0.50%
  Portfolio turnover rate(4)                                 62%                  15%/(6)/            20%

                                                    LIFEPATH 2040 PORTFOLIO CLASS I SHARES
                                            ----------------------------------------------
                                               YEAR ENDED       YEAR ENDED      YEAR ENDED
                                            FEB. 29, 2000    FEB. 28, 1999   FEB. 28, 1998
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $       20.25    $       18.77   $       15.21
                                            -------------    -------------   -------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.13             0.14            0.18
  Net realized and unrealized gain (loss)
   on investments                                    3.18             2.67            4.41
                                            -------------    -------------   -------------
TOTAL FROM INVESTMENT OPERATIONS                     3.31             2.81            4.59
                                            -------------    -------------   -------------
LESS DISTRIBUTIONS FROM:
  Net investment income                             (0.13)           (0.14)          (0.19)
  Net realized gain                                 (2.79)           (1.19)          (0.84)
                                            -------------    -------------   -------------
TOTAL DISTRIBUTIONS                                 (2.92)           (1.33)          (1.03)
                                            -------------    -------------   -------------
NET ASSET VALUE, END OF PERIOD              $       20.64    $       20.25   $       18.77
                                            =============    =============   =============
TOTAL RETURN                                        16.01%           15.35%          30.95%
                                            =============    =============   =============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)          $     122,683    $     163,883   $     126,601
  Ratio of expenses to average net
   assets/(3)/                                       0.95%            0.95%           0.95%
  Ratio of net investment income to
   average net assets/(3)/                           0.59%            0.72%           1.04%
  Portfolio turnover rate/(4)/                         29%              19%             34%

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.
/(2)/ Not annualized.
/(3)/ Annualized for periods of less than one year. These ratios include expenses charged to the corresponding Master Portfolio.
/(4)/ Represents the Portfolio turnover rate of each Portfolio's corresponding
      Master Portfolio.
/(5)/ Effective March 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratios and per share data for the year ended February 28, 2002. Ratios and per share data for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(6) Portfolio turnover rates excluding in-kind transactions were 25% for the LifePath 2030 Portfolio and 15% for the Lifepath 2040 Portfolio.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

     Barclays Global Investors Funds (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc., was redomiciled from a Maryland corporation to a Delaware business trust effective January 11, 2002. The Trust currently offers the following diversified funds: the Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds, and the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios.

     These financial statements relate only to the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios (each, a "Portfolio", collectively, the "Portfolios"). The Trust's Board of Trustees approved a change in fiscal year end from February 28 to December 31 for the Portfolios on May 15, 2002. Accordingly, the financial statements of the Portfolios are presented for the ten-month period ended December 31, 2002.

     The Portfolios offer two classes of shares: Class I and Class R Shares. Both classes of shares have equal rights to assets and earnings, and differ principally in that the Class R shares have an initial sales charge and also bear distribution fees.

     The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     INVESTMENT POLICY AND SECURITY VALUATION

     Each Portfolio invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio ("MIP"). Each Master Portfolio has the same investment objective as the Portfolio bearing the corresponding name. The value of each Portfolio's investment in its corresponding Master Portfolio reflects that Portfolio's interest in the net assets of that Master Portfolio (99.96%, 99.98%, 99.99%, 99.98% and 99.97% for
the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively, as of December 31, 2002). The method by which MIP values its securities is discussed in Note 1 of MIP's Notes to the Financial Statements, which are included elsewhere in this report.

     The performance of each Portfolio is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Each Portfolio records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of its corresponding Master Portfolio. In addition, each Portfolio accrues its own expenses. Net investment income, common fund expenses and realized and unrealized gains and losses are allocated among the classes of shares of each Portfolio based on the relative net assets of each class.

     DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income are declared and distributed quarterly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December. Dividends are determined separately for each class based on income and expenses allocable to each class.

     Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Portfolios.

     FEDERAL INCOME TAXES

     Each Portfolio is treated as a separate entity for federal income tax purposes. It is the policy of each Portfolio to continue to qualify as a "regulated investment company" by complying with the provisions applicable to regulated

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. If so qualified, a Portfolio will not be subject to federal income tax to the extent it distributes its net income to shareholders. Accordingly, no provision for federal income taxes was required for the period ended December 31, 2002.

     The following Portfolios had tax basis net capital loss carryforwards at December 31, 2002, the tax year end of the Portfolios:

       PORTFOLIO                                 EXPIRING 2009  EXPIRING 2010
       ----------------------------------------------------------------------
       LifePath 2010 Portfolio                   $          --  $   1,034,757
       LifePath 2020 Portfolio                       1,928,602     14,611,794
       LifePath 2030 Portfolio                              --      3,605,709
       LifePath 2040 Portfolio                       1,504,393      9,610,373

     Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

     From November 1, 2002 to December 31, 2002, the LifePath Income Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio incurred net realized capital losses or net foreign currency losses. As permitted by tax regulations, these Portfolios have elected to defer a loss of $154,958, $786,612, $3,417,426, $535,589 and $28, respectively, and treat them as arising in the year ended December 31, 2003.

    At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                   UNDISTRIBUTED          TOTAL
                                    UNDISTRIBUTED      LONG TERM  DISTRIBUTABLE
   PORTFOLIO                      ORDINARY INCOME    GAIN (LOSS)       EARNINGS
   ---------------------------------------------------------------------------
   LifePath Income Portfolio      $            -- $     (154,958) $    (154,958)
   LifePath 2010 Portfolio                322,668      1,821,369)    (1,498,701)
   LifePath 2020 Portfolio                     --    (19,957,822)   (19,957,822)
   LifePath 2030 Portfolio                266,815     (4,141,298)    (3,874,483)
   LifePath 2040 Portfolio                158,159    (11,114,794)   (10,956,635)

     The tax character of distributions paid for the period ended December 31, 2002 was as follows:

   -------------------------------------------------------------
   PORTFOLIO                                              AMOUNT
   -------------------------------------------------------------
   LIFEPATH INCOME PORTFOLIO
   Distributions paid from:
     Ordinary Income                               $   1,107,739
     Long-Term Capital Gain                              328,796
                                                   -------------
   Total Distributions                             $   1,436,535
                                                   =============
   LIFEPATH 2010 PORTFOLIO
   Distributions paid from:
     Ordinary Income                               $   1,993,674
     Long-Term Capital Gain                              207,224
                                                   -------------
   Total Distributions                             $   2,200,898
                                                   =============
   LIFEPATH 2020 PORTFOLIO
   Distributions paid from:
     Ordinary Income                               $   4,692,519
     Long-Term Capital Gain                                   --
                                                   -------------
   Total Distributions                             $   4,692,519
                                                   =============

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

   PORTFOLIO                                              AMOUNT
   -------------------------------------------------------------
   LIFEPATH 2030 PORTFOLIO
   Distributions paid from:
     Ordinary Income                               $   1,181,166
     Long-Term Capital Gain                            1,239,453
                                                   -------------
   Total Distributions                             $   2,420,619
                                                   =============
   LIFEPATH 2040 PORTFOLIO
   Distributions paid from:
     Ordinary Income                               $     607,593
     Long-Term Capital Gain                                   --
                                                   -------------
   Total Distributions                             $     607,593
                                                   =============

2.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Portfolios. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Portfolios. IBT also serves as the transfer agent and dividend disbursement agent for the Portfolios.

     Stephens Inc. ("Stephens") is the Portfolios' distributor. The Portfolios have adopted a plan pursuant to Rule 12b-1 of the 1940 Act, which authorizes the Portfolios to pay expenses relating to the distribution of its Class R shares. Effective July 1, 2002, under the plan, Stephens is entitled to receive a fee for these services of 0.25% of the average daily net asset of each Portfolio's Class R shares. Prior to July 1, 2002, Stephens was entitled to receive a fee of 0.75% from each Portfolio's Class R shares. Class I shareholders do not pay any fees for distribution services. The LifePath 2010 and LifePath 2020 Portfolios incurred $105 and $667, respectively, in distribution expenses for the period ended December 31, 2002.

     The Trust has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Portfolios, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Portfolios' ordinary operating expenses, excluding, generally, advisory fees, distribution fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators. BGI and Stephens are entitled to receive for these administration services a combined fee (expressed as a percentage of average daily net assets) of 0.50% from each Portfolio.

     Certain officers and trustees of the Trust are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the outstanding shares of each Portfolio.

3.    CAPITAL SHARE TRANSACTIONS

     As of December 31, 2002, there were an unlimited number of no par value shares of beneficial interest authorized. Transactions in capital shares for the Portfolios were as follows:

                                       FOR THE                        FOR THE                     FOR THE
                                    PERIOD ENDED                    YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 2002/(1)/           FEBRUARY 28, 2002           FEBRUARY 28, 2001
                             --------------------------    --------------------------  ---------------------------
PORTFOLIO                         SHARES         AMOUNT         SHARES         AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------
LIFEPATH INCOME PORTFOLIO
Class I Shares:
  Shares sold                  1,994,747   $ 20,476,529      1,847,700  $  19,731,124    1,726,003   $  19,332,593
  Shares issued in
   reinvestment of
   dividends                     136,572      1,386,799        127,274      1,350,246      292,544       3,188,819
  Shares redeemed             (1,581,067)   (16,207,209)    (1,530,208)   (16,322,558)  (1,548,642)    (17,129,776)
                             -----------   ------------    -----------  -------------  -----------   -------------
Net increase                     550,252   $  5,656,119        444,766  $   4,758,812      469,905   $   5,391,636
                             ===========   ============    ===========  =============  ===========   =============

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                                               FOR THE                         FOR THE                         FOR THE
                                          PERIOD ENDED                      YEAR ENDED                      YEAR ENDED
                                DECEMBER 31, 2002/(1)/               FEBRUARY 28, 2002               FEBRUARY 28, 2001
                          ----------------------------    ----------------------------    ----------------------------
PORTFOLIO                       SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------
LIFEPATH 2010 PORTFOLIO
Class I Shares:
  Shares sold                4,699,916    $ 52,770,878       4,921,447   $  59,184,328       2,789,286    $ 37,116,361
  Shares issued in
   reinvestment of
   dividends                   196,688       2,192,420         329,114       3,943,544         687,655       8,943,538
  Shares redeemed           (2,814,927)    (31,417,550)     (3,307,156)    (40,091,401)     (2,833,065)    (37,318,821)
                          ------------    ------------    ------------   -------------    ------------    ------------
Net increase                 2,081,677    $ 23,545,748       1,943,405   $  23,036,471         643,876    $  8,741,078
                          ============    ============    ============   =============    ============    ============
Class R Shares:
  Shares sold                    2,569    $     30,692              --   $          --              --    $         --
  Shares issued in
   reinvestment of
   dividends                        35             393              --              --              --              --
  Shares redeemed                   --              --              --              --              --              --
                          ------------    ------------    ------------   -------------    ------------    ------------
Net increase                     2,604    $     31,085              --   $          --              --    $         --
                          ============    ============    ============   =============    ============    ============
LIFEPATH 2020 PORTFOLIO
Class I Shares:
  Shares sold                5,619,219    $ 72,216,055      16,503,097   $ 232,961,306       6,817,728    $112,177,884
  Shares issued in
   reinvestment of
   dividends                   376,644       4,681,452         401,414       5,503,683         847,517      13,255,564
  Shares redeemed           (6,890,127)    (89,181,178)     (5,800,325)    (80,589,737)     (3,947,464)    (63,219,749)
                          ------------    ------------    ------------   -------------    ------------    ------------
Net increase (decrease)       (894,264)   $(12,283,671)     11,104,186   $ 157,875,252       3,717,781    $ 62,213,699
                          ============    ============    ============   =============    ============    ============
Class R Shares:
  Shares sold                   17,525    $    229,828              --   $          --              --    $         --
  Shares issued in
   reinvestment of
   dividends                       164           2,001              --              --              --              --
  Shares redeemed                   --              --              --              --              --              --
                          ------------    ------------    ------------   -------------    ------------    ------------
Net increase                    17,689    $    231,829              --   $          --              --    $         --
                          ============    ============    ============   =============    ============    ============
LIFEPATH 2030 PORTFOLIO
Class I Shares:
  Shares sold                2,810,244    $ 34,441,727       4,714,637   $  70,559,568       2,090,743    $ 37,256,030
  Shares issued in
   reinvestment of
   dividends                   202,338       2,407,488         412,574       5,760,350         316,698       5,507,941
  Shares redeemed           (1,992,628)    (24,694,526)     (2,249,154)    (33,156,836)     (2,063,853)    (36,041,958)
                          ------------    ------------    ------------   -------------    ------------    ------------
Net increase                 1,019,954    $ 12,154,689       2,878,057   $  43,163,082         343,588    $  6,722,013
                          ============    ============    ============   =============    ============    ============
LIFEPATH 2040 PORTFOLIO
Class I Shares:
  Shares sold                2,157,732    $ 28,089,623       2,047,219   $  31,978,773       2,384,022    $ 49,119,954
  Shares issued in
   reinvestment of
   dividends                    46,306         603,931          71,926       1,045,497         592,999      10,894,420
  Shares redeemed           (1,913,257)    (24,858,758)     (2,195,606)  $ (34,163,747)     (3,074,996)    (61,180,371)
                          ------------    ------------    ------------   -------------    ------------    ------------
Net increase (decrease)        290,781    $  3,834,796         (76,461)  $  (1,139,477)        (97,975)   $ (1,165,997)
                          ============    ============    ============   =============    ============    ============

/(1)/ For the ten months ended December 31, 2002. The Portfolio changed its fiscal year end from February 28 to December 31.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Barclays Global Investors Funds:

     In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Income Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio, each a series of Barclays Global Investors Funds (the "Portfolios"), at December 31, 2002, the results of each of their operations for the period then ended, and the changes in each of their net assets and their financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The financial statements of the Portfolios at February 28, 2001 and for the years then ended were audited by other auditors whose report dated April 13, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 7, 2003

BARCLAYS GLOBAL INVESTORS FUNDS
TAX INFORMATION -- UNAUDITED

     Pursuant to section 852 of the Internal Revenue Code, the Portfolios designate the following amounts as capital gains dividends for the tax year ended December 31, 2002, of which 100% represents 20% rate gains:

         PORTFOLIO                                              AMOUNT
         -------------------------------------------------------------
         LifePath Income Portfolio                           $ 328,796
         LifePath 2010 Portfolio                               207,224
         LifePath 2020 Portfolio                                    --
         LifePath 2030 Portfolio                             1,239,453
         LifePath 2040 Portfolio                                    --

     For corporate shareholders, the following percentages of the income dividends paid by the Portfolios during the tax year ended December 31, 2002 qualified for the dividends received deduction:

         PORTFOLIO                                          PERCENTAGE
         --------------------------------------------------------------
         LifePath Income Portfolio                               21.74%
         LifePath 2010 Portfolio                                 40.93%
         LifePath 2020 Portfolio                                 54.93%
         LifePath 2030 Portfolio                                 71.01%
         LifePath 2040 Portfolio                                100.00%

BARCLAYS GLOBAL INVESTORS FUNDS
TRUSTEES INFORMATION -- UNAUDITED

     The Board of Trustees has responsibility for the overall management and operations of the Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

     Barclays Global Investors Funds, Master Investment Portfolio ("MIP"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP and oversees 23 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 101 portfolios within the fund complex.

     Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Portfolios' Trustees may be found in the Portfolios' Statement of Additional Information, which is available without charge upon request by calling toll-free 1-888-204-3956.

                        INTERESTED TRUSTEES AND OFFICERS

                                                                                                OTHER PUBLIC COMPANY AND
                                                                                                   INVESTMENT COMPANY
                                POSITION(S),                                                          DIRECTORSHIPS
   NAME, ADDRESS AND AGE     LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------
*Lee T. Kranefuss, 40      Trustee since        Chief Executive Officer of the Individual      None.
45 Fremont Street          November 16, 2001,   Investors Business of Barclays Global
San Francisco, CA 94105    Chairman and         Investors, N.A. ("BGI")
                           President

Michael A. Latham, 37      Treasurer and Chief  Director of Mutual Fund Delivery of the        None.
45 Fremont Street          Financial Officer    Individual Investors Business of BGI
San Francisco, CA 94105                         (since 2000); Head of Operations, BGI
                                                Europe (1997-2000); Manager of Portfolio
                                                Accounting Group (1994-1997)

Richard H. Blank, Jr., 46  Secretary            Senior Vice President of Stephens Inc.         Director of Capo, Inc.

* Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the co-administrator of the Portfolios and the parent company of BGFA, the investment advisor of the Master Portfolios.

                              INDEPENDENT TRUSTEES

                                                                                                OTHER PUBLIC COMPANY AND
                                POSITION(S),                  PRINCIPAL OCCUPATION                 INVESTMENT COMPANY
   NAME, ADDRESS AND AGE     LENGTH OF SERVICE               DURING PAST FIVE YEARS                  DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------
Mary G.F. Bitterman, 58    Trustee since        President and Chief Executive Officer of       Director of Pacific
                           November 16, 2001    The James Irvine Foundation (non-profit        Century Financial
                                                foundation); President and Chief               Corporation/Bank of
                                                Executive Officer of KQED, Inc. (public        Hawaii.
                                                television and radio) from 1993-2002

Jack S. Euphrat, 80        Trustee since        Private Investor                               None
                           October 20, 1993

W. Rodney Hughes, 76       Trustee since        Private Investor                               Trustee of the Wells
                           October 20, 1993                                                    Fargo Funds
                                                                                               (oversees 96
                                                                                               portfolios); President
                                                                                               of Wells Fargo Funds
                                                                                               from November 1999
                                                                                               to May 2000.

Richard K. Lyons, 41       Trustee since        Professor, University of California,           Director of Matthews
                           November 16, 2001    Berkeley: Haas School of Business;             Asian Funds (oversees 6
                                                Member, Council of Foreign Relations           portfolios).

Leo Soong, 56              Trustee since        Managing Director of CG Roxane LLC             None
                           February 9, 2000     (water company); Co-founder of Crystal
                                                Geyser Water Co.; President of Crystal
                                                Geyser Water Co. (through 2000)

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

COMMON STOCKS - 39.11%

U.S. COMMON STOCKS - 29.83%

ADVERTISING - 0.07%
------------------------------------------------------------------------------
Interpublic Group of Companies Inc.                         834  $      11,743
Omnicom Group Inc.                                          275         17,765
------------------------------------------------------------------------------
                                                                        29,508
------------------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.49%
------------------------------------------------------------------------------
Boeing Co. (The)                                          1,227         40,479
Goodrich (B.F.) Co.                                         601         11,010
Lockheed Martin Corp.                                       741         42,793
Northrop Grumman Corp.                                      311         30,167
Raytheon Co.                                                700         21,525
Sequa Corp. "A"/(1)/                                        216          8,448
United Technologies Corp.                                   700         43,358
------------------------------------------------------------------------------
                                                                       197,780
------------------------------------------------------------------------------

AIRLINES - 0.07%
------------------------------------------------------------------------------
AMR Corp./(1)/                                              900          5,940
Southwest Airlines Co.                                    1,488         20,683
------------------------------------------------------------------------------
                                                                        26,623
------------------------------------------------------------------------------
APPAREL - 0.12%
------------------------------------------------------------------------------
Liz Claiborne Inc.                                          499         14,795
Nike Inc. "B"                                               376         16,721
Oxford Industries Inc.                                      386          9,901
Unifi Inc./(1)/                                           1,276          6,699
------------------------------------------------------------------------------
                                                                        48,116
------------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.18%
------------------------------------------------------------------------------
Ford Motor Company                                        2,600         24,180
General Motors Corp. "A"                                    904         33,321
PACCAR Inc.                                                 303         13,977
------------------------------------------------------------------------------
                                                                        71,478
------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.04%
------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                  1,052         16,138
------------------------------------------------------------------------------
                                                                        16,138
------------------------------------------------------------------------------

BANKS - 2.50%
------------------------------------------------------------------------------
AmSouth Bancorp                                           1,084         20,813
Bank of America Corp.                                     1,949        135,592
Bank of New York Co. Inc. (The)                           1,051         25,182
Bank One Corp.                                            1,706         62,358
BankUnited Financial Corp. "A" /(1)/                        894         14,465
BB&T Corp.                                                  817         30,221
Central Coast Bancorp/(1)/                                  335          6,620
Comerica Inc.                                               305         13,188
Fifth Third Bancorp                                         753         44,088
FIRSTFED AMERICA BANCORP INC.                               322  $       8,002
FleetBoston Financial Corp.                              1 ,320         32,076
Golden West Financial Corp.                                 475         34,110
Huntington Bancshares Inc.                               1 ,417         26,512
ITLA Capital Corp. /(1)/                                    322         10,700
Mellon Financial Corp.                                      516         13,473
Northern Trust Corp.                                        321         11,251
PNC Financial Services Group                                286         11,983
Regions Financial Corp.                                     790         26,354
SouthTrust Corp.                                         1 ,012         25,148
State Street Corp.                                          547         21,333
Sun Bancorp Inc. /(1)/                                      552          7,342
SunTrust Banks Inc.                                         357         20,320
Synovus Financial Corp.                                     749         14,531
Troy Financial Corp.                                        770         20,775
U.S. Bancorp                                             3 ,040         64,509
Union Planters Corp.                                        693         19,501
USB Holding Co. Inc.                                        432          7,646
Wachovia Corp.                                           1 ,826         66,539
Washington Mutual Inc.                                   1 ,200         41,436
Wells Fargo & Company                                    2 ,338        109,582
Wintrust Financial Corp.                                    758         23,741
WSFS Financial Corp.                                        713         23,508
Yardville National Bancorp                               1 ,102         18,998
------------------------------------------------------------------------------
                                                                     1,011,897
------------------------------------------------------------------------------

BEVERAGES - 0.66%
------------------------------------------------------------------------------
Anheuser-Busch Companies Inc.                               921         44,576
Brown-Forman Corp. "B"                                      223         14,575
Coca-Cola Co. (The)                                       2,357        103,284
Coca-Cola Enterprises Inc.                                  956         20,764
Coors (Adolf) Company "B"                                   200         12,250
PepsiCo Inc.                                              1,671         70,550
------------------------------------------------------------------------------
                                                                       265,999
------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.27%
------------------------------------------------------------------------------
Amgen Inc./(1)/                                           1,589         76,812
Biogen Inc./(1)/                                            553         22,153
Integra LifeSciences Holdings Corp. /(1)/                   515          9,090
------------------------------------------------------------------------------
                                                                       108,055
------------------------------------------------------------------------------

BUILDING MATERIALS - 0.04%
------------------------------------------------------------------------------
Vulcan Materials Co.                                        387         14,512
------------------------------------------------------------------------------
                                                                        14,512
------------------------------------------------------------------------------

CHEMICALS - 0.54%
------------------------------------------------------------------------------
Airgas Inc. /(1)/                                           760         13,110
Ashland Inc.                                                135          3,852
Dow Chemical Co. (The)                                    1,200         35,640
Du Pont (E.I.) de Nemours and Co.                         1,194         50,626
Eastman Chemical Co.                                        163          5,994

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

CHEMICALS (CONTINUED)
------------------------------------------------------------------------------
Engelhard Corp.                                             593  $      13,254
Georgia Gulf Corp.                                          664         15,365
Grace (W.R.) & Co./(1)/                                   1,337          2,621
Great Lakes Chemical Corp.                                  524         12,513
Hercules Inc./(1)/                                          501          4,409
Monsanto Co.                                                301          5,794
PPG Industries Inc.                                         300         15,045
Schulman (A.) Inc.                                          676         12,580
Sherwin-Williams Co. (The)                                  536         15,142
Sigma-Aldrich Corp.                                         250         12,175
------------------------------------------------------------------------------
                                                                       218,120
------------------------------------------------------------------------------

COMMERCIAL SERVICES - 0.59%
------------------------------------------------------------------------------
Apollo Group Inc. "A"/(1)/                                  545         23,980
Atrix Laboratories Inc./(1)/                                407          6,243
Block (H & R) Inc.                                          318         12,784
Bowne & Co. Inc.                                            429          5,127
Cendant Corp./(1)/                                        2,116         22,176
Charles River Associates Inc./(1)/                          550          7,810
Consolidated Graphics Inc./(1)/                             322          7,164
Deluxe Corp.                                                394         16,587
Donnelley (R.R.) & Sons Co.                                 385          8,381
Ecolab Inc.                                                 302         14,949
Electro Rent Corp./(1)/                                     286          3,503
Equifax Inc.                                                475         10,991
First Consulting Group Inc./(1)/                            993          5,720
GSI Commerce Inc./(1)/                                    1,222          4,460
ICT Group Inc./(1)/                                         550          6,374
Kendle International Inc./(1)/                              215          1,892
McKesson Corp.                                              595         16,083
Michael Baker Corp./(1)/                                    537          5,880
Moody's Corp.                                               434         17,920
Paychex Inc.                                                633         17,661
Quintiles Transnational Corp./(1)/                          818          9,898
Quovadx Inc./(1)/                                           215            520
Stewart Enterprises Inc. "A"/(1)/                         2,536         14,128
------------------------------------------------------------------------------
                                                                       240,231
------------------------------------------------------------------------------

COMPUTERS - 1.48%
------------------------------------------------------------------------------
Apple Computer Inc./(1)/                                    968         13,871
Brocade Communications Systems Inc./(1)/                  1,000          4,140
Cisco Systems Inc./(1)/                                   8,165        106,961
Cognizant Technology Solutions Corp./(1)/                   179         12,929
Computer Network Technology Corp./(1)/                      942          6,688
Computer Sciences Corp./(1)/                                419         14,435
Datastream Systems Inc./(1)/                                393          2,515
Dell Computer Corp./(1)/                                  2,906         77,706
Digimarc Corp./(1)/                                         507          5,749
Dynamics Research Corp./(1)/                                365          5,114
Electronic Data Systems Corp.                               871         16,053
EMC Corp./(1)/                                            3,014  $      18,506
Enterasys Networks Inc./(1)/                                314            490
FalconStor Software Inc./(1)/                               358          1,389
Gateway Inc./(1)/                                           290            911
Hewlett-Packard Co.                                       4,335         75,256
International Business Machines Corp.                     1,744        135,160
Juniper Networks Inc./(1)/                                1,013          6,888
Lexmark International Inc. "A"/(1)/                         200         12,100
MapInfo Corp./(1)/                                          743          4,124
NCR Corp./(1)/                                              393          9,330
Network Appliance Inc./(1)/                                 961          9,610
Palm Inc./(1)/                                               21            330
RadiSys Corp./(1)/                                          543          4,333
SCM Microsystems Inc./(1)/                                  543          2,308
Seagate Technology Inc.                                     317             --
Secure Computing Corp./(1)/                                 500          3,205
Sun Microsystems Inc./(1)/                                4,522         14,063
Synopsys Inc./(1)/                                          241         11,122
Unisys Corp./(1)/                                           772          7,643
Veritas Software Corp./(1)/                                 920         14,370
------------------------------------------------------------------------------
                                                                       597,299
------------------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.62%
------------------------------------------------------------------------------
Alberto-Culver Co. "B"                                      262         13,205
Avon Products Inc.                                          361         19,447
Colgate-Palmolive Co.                                       582         30,514
Gillette Co. (The)                                        1,188         36,068
International Flavors & Fragrances Inc.                     492         17,269
Kimberly-Clark Corp.                                        548         26,014
Procter & Gamble Co.                                      1,279        109,917
------------------------------------------------------------------------------
                                                                       252,434
------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.12%
------------------------------------------------------------------------------
Advanced Marketing Services Inc.                            479          7,041
Costco Wholesale Corp./(1)/                                 640         17,958
Daisytek International Corp./(1)/                           322          2,553
Grainger (W.W.) Inc.                                        226         11,650
Watsco Inc.                                                 622         10,188
------------------------------------------------------------------------------
                                                                        49,390
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 2.11%
------------------------------------------------------------------------------
American Express Co.                                      1,566         55,358
Capital One Financial Corp.                                 443         13,166
Citigroup Inc.                                            6,691        235,456
Citigroup Inc. Warrants (Expires
 12/31/50)/(1)/                                             200            210
Countrywide Financial Corp.                                 205         10,588
DVI Inc./(1)/                                               515          3,888
Fannie Mae                                                  965         62,078
Franklin Resources Inc.                                     485         16,529

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
------------------------------------------------------------------------------
Freddie Mac                                                 858  $      50,665
Goldman Sachs Group Inc. (The)                              747         50,871
Household International Inc.                                678         18,855
JP Morgan Chase & Co.                                     2,737         65,688
Legg Mason Inc.                                             406         19,707
Lehman Brothers Holdings Inc.                               365         19,451
MBNA Corp.                                                1,712         32,562
Merrill Lynch & Co. Inc.                                  1,122         42,580
Morgan Stanley                                            1,440         57,485
Providian Financial Corp./(1)/                            1,663         10,793
Schwab (Charles) Corp. (The)                              2,151         23,338
SLM Corp.                                                   280         29,081
SoundView Technology Group Inc./(1)/                      1,680          2,520
Stilwell Financial Inc.                                     802         10,482
T. Rowe Price Group Inc.                                    404         11,021
WFS Financial Inc./(1)/                                     307          6,420
World Acceptance Corp./(1)/                                 501          3,813
------------------------------------------------------------------------------
                                                                       852,605
------------------------------------------------------------------------------

ELECTRIC - 0.86%
------------------------------------------------------------------------------
AES Corp. (The)/(1)/                                        822          2,482
Ameren Corp.                                                188          7,815
American Electric Power Co. Inc.                            414         11,315
CenterPoint Energy Inc.                                     819          6,961
Cinergy Corp.                                               488         16,455
CMS Energy Corp.                                            536          5,060
Consolidated Edison Inc.                                    426         18,241
Constellation Energy Group Inc.                             460         12,797
Dominion Resources Inc.                                     382         20,972
DTE Energy Co.                                              274         12,714
Duke Energy Corp.                                         1,123         21,943
Edison International/(1)/                                   885         10,487
Entergy Corp.                                               447         20,379
Exelon Corp.                                                523         27,599
FirstEnergy Corp.                                           621         20,474
FPL Group Inc.                                              344         20,685
Mirant Corp./(1)/                                           443            837
NiSource Inc.                                               760         15,200
PG&E Corp./(1)/                                             824         11,454
Pinnacle West Capital Corp.                                 307         10,466
Progress Energy Inc.                                        551         23,886
Public Service Enterprise Group Inc.                        374         12,005
Southern Co.                                                970         27,538
Xcel Energy Inc.                                            950         10,450
------------------------------------------------------------------------------
                                                                       348,215
------------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.00%
------------------------------------------------------------------------------
Medis Technologies Ltd./(1)/                                215          1,075
------------------------------------------------------------------------------
                                                                         1,075
------------------------------------------------------------------------------

ELECTRONICS - 0.34%
------------------------------------------------------------------------------
Agilent Technologies Inc./(1)/                              917         16,469
Analogic Corp.                                              270  $      13,578
Applera Corp. - Applied Biosystems Group                    956         16,768
Cubic Corp.                                                 621         11,445
Johnson Controls Inc.                                       238         19,080
Millipore Corp./(1)/                                        287          9,758
REMEC Inc./(1)/                                           1,465          5,684
Solectron Corp./(1)/                                      1,561          5,542
Thermo Electron Corp./(1)/                                  683         13,742
Thomas & Betts Corp./(1)/                                   764         12,912
Watts Industries Inc. "A"                                   622          9,790
X-Rite Inc.                                                 465          3,250
------------------------------------------------------------------------------
                                                                       138,018
------------------------------------------------------------------------------

ENERGY & RELATED - 0.00%
------------------------------------------------------------------------------
Syntroleum Corp./(1)/                                       286            495
------------------------------------------------------------------------------
                                                                           495
------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
------------------------------------------------------------------------------
Fluor Corp.                                                 276          7,728
Washington Group Warrants (Expires
 03/11/03)/(1)/                                               4             --
------------------------------------------------------------------------------
                                                                         7,728
------------------------------------------------------------------------------

ENTERTAINMENT - 0.03%
------------------------------------------------------------------------------
Penn National Gaming Inc./(1)/                              730         11,578
------------------------------------------------------------------------------
                                                                        11,578
------------------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.07%
------------------------------------------------------------------------------
Allied Waste Industries Inc./(1)/                           644          6,440
Waste Management Inc.                                       900         20,628
------------------------------------------------------------------------------
                                                                        27,068
------------------------------------------------------------------------------

FOOD - 0.60%
------------------------------------------------------------------------------
Albertson's Inc.                                            602         13,401
Archer-Daniels-Midland Co.                                  723          8,965
Campbell Soup Co.                                           400          9,388
ConAgra Foods Inc.                                          777         19,433
Del Monte Foods Co./(1)/                                    106            816
General Mills Inc.                                          411         19,296
Great Atlantic & Pacific Tea Co./(1)/                       673          5,424
Heinz (H.J.) Co.                                            239          7,856
Hershey Foods Corp.                                         128          8,632
Kellogg Co.                                                 492         16,861
Kroger Co./(1)/                                           1,033         15,960
Penn Traffic Company (The)/(1)/                             814          2,841
Safeway Inc./(1)/                                           639         14,927
Sara Lee Corp.                                            1,024         23,050
Smucker (J.M.) Co. (The)                                    380         15,128
SUPERVALU Inc.                                              531          8,767
Sysco Corp.                                                 865         25,768

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

FOOD (Continued)
------------------------------------------------------------------------------
Winn-Dixie Stores Inc.                                      603  $       9,214
Wrigley (William Jr.) Co.                                   289         15,860
------------------------------------------------------------------------------
                                                                       241,587
------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.14%
------------------------------------------------------------------------------
Boise Cascade Corp.                                         421         10,618
Chesapeake Corp.                                            357          6,372
Glatfelter Co.                                            1,631         21,464
MeadWestvaco Corp.                                          452         11,169
Temple-Inland Inc.                                          118          5,288
------------------------------------------------------------------------------
                                                                        54,911
------------------------------------------------------------------------------

GAS - 0.12%
------------------------------------------------------------------------------
Nicor Inc.                                                  324         11,026
Peoples Energy Corp.                                        598         23,113
Sempra Energy                                               453         10,713
Southwestern Energy Co./(1)/                                250          2,862
------------------------------------------------------------------------------
                                                                        47,714
------------------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.15%
------------------------------------------------------------------------------
Black & Decker Corp.                                        313         13,425
Emerson Electric Co.                                        558         28,374
Snap-On Inc.                                                385         10,822
Stanley Works (The)                                         204          7,054
------------------------------------------------------------------------------
                                                                        59,675
------------------------------------------------------------------------------

HEALTH CARE - 1.49%
------------------------------------------------------------------------------
Aksys Ltd./(1)/                                             358          1,897
Apria Healthcare Group Inc./(1)/                            787         17,503
Bard (C.R.) Inc.                                            251         14,558
Bausch & Lomb Inc.                                          352         12,672
Baxter International Inc.                                   769         21,532
Biomet Inc.                                                 698         20,005
Boston Scientific Corp./(1)/                                655         27,851
Cobalt Corp./(1)/                                           680          9,384
CONMED Corp./(1)/                                           414          8,110
Cyberonics Inc./(1)/                                        532          9,789
Endocardial Solutions Inc./(1)/                             465          1,572
Flir Systems Inc./(1)/                                      150          7,320
Guidant Corp./(1)/                                          542         16,721
HCA Inc.                                                    875         36,312
HEALTHSOUTH Corp./(1)/                                      911          3,826
Humana Inc./(1)/                                          1,212         12,120
Johnson & Johnson                                         3,123        167,736
Manor Care Inc./(1)/                                        686         12,766
Matria Healthcare Inc./(1)/                                  89            773
Medtronic Inc.                                            1,394         63,566
Ocular Sciences Inc./(1)/                                   415          6,441
OraSure Technologies Inc./(1)/                            1,193          6,502
PolyMedica Corp./(1)/                                       207          6,384
Sierra Health Services Inc./(1)/                            558          6,702
St. Jude Medical Inc./(1)/                                  438         17,397
Tenet Healthcare Corp./(1)/                                 900  $      14,760
UnitedHealth Group Inc.                                     520         43,420
Urologix Inc./(1)/                                          143            473
Viasys Healthcare Inc./(1)/                                 526          7,832
West Pharmaceutical Services Inc.                           343          8,369
Zimmer Holdings Inc./(1)/                                   482         20,013
------------------------------------------------------------------------------
                                                                       604,306
------------------------------------------------------------------------------

HOME BUILDERS - 0.12%
------------------------------------------------------------------------------
Centex Corp.                                                273         13,705
Champion Enterprises Inc./(1)/                              465          1,325
KB Home                                                     375         16,069
Pulte Homes Inc.                                            369         17,664
------------------------------------------------------------------------------
                                                                        48,763
------------------------------------------------------------------------------

HOME FURNISHINGS - 0.12%
------------------------------------------------------------------------------
Leggett & Platt Inc.                                        864         19,388
Maytag Corp.                                                331          9,433
Whirlpool Corp.                                             354         18,486
------------------------------------------------------------------------------
                                                                        47,307
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.22%
------------------------------------------------------------------------------
American Greetings Corp. "A"/(1)/                           826         13,051
Avery Dennison Corp.                                        225         13,743
Central Garden & Pet Co./(1)/                               596         11,032
Clorox Co.                                                  335         13,819
Fortune Brands Inc.                                         400         18,604
Newell Rubbermaid Inc.                                      416         12,617
Tupperware Corp.                                            452          6,816
------------------------------------------------------------------------------
                                                                        89,682
------------------------------------------------------------------------------

INSURANCE - 1.42%
------------------------------------------------------------------------------
AFLAC Inc.                                                1,000         30,120
Allstate Corp. (The)                                      1,000         36,990
American International Group Inc.                         3,463        200,335
AON Corp.                                                   523          9,879
Chubb Corp.                                                 270         14,094
CIGNA Corp.                                                 252         10,362
Cincinnati Financial Corp.                                  443         16,635
Hartford Financial Services Group Inc.                      413         18,763
LandAmerica Financial Group Inc.                            479         16,981
Lincoln National Corp.                                      410         12,948
Marsh & McLennan Companies Inc.                             628         29,020
MBIA Inc.                                                   322         14,123
MetLife Inc.                                              1,201         32,475
MGIC Investment Corp.                                       282         11,647
ProAssurance Corp./(1)/                                     460          9,660
Progressive Corp. (The)                                     444         22,036
SAFECO Corp.                                                492         17,058
St. Paul Companies Inc.                                     366         12,462
Torchmark Corp.                                             431         15,744

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

INSURANCE (CONTINUED)
------------------------------------------------------------------------------
Travelers Property Casualty
 Corp. "B"/(1)/                                           1,107  $      16,218
Vesta Insurance Group                                     1,445          3,974
XL Capital Ltd. "A"                                         288         22,248
------------------------------------------------------------------------------
                                                                       573,772
------------------------------------------------------------------------------

IRON / STEEL - 0.02%
------------------------------------------------------------------------------
United States Steel Corp.                                   545          7,150
------------------------------------------------------------------------------
                                                                         7,150
------------------------------------------------------------------------------

LEISURE TIME - 0.18%
------------------------------------------------------------------------------
Brunswick Corp.                                             517         10,268
Carnival Corp. "A"                                          947         23,628
Harley-Davidson Inc.                                        512         23,654
K2 Inc./(1)/                                                393          3,694
Sabre Holdings Corp./(1)/                                   542          9,816
------------------------------------------------------------------------------
                                                                        71,060
------------------------------------------------------------------------------

LODGING - 0.12%
------------------------------------------------------------------------------
Harrah's Entertainment Inc./(1)/                            524         20,750
Hilton Hotels Corp.                                         915         11,630
Marriott International Inc. "A"                             500         16,435
------------------------------------------------------------------------------
                                                                        48,815
------------------------------------------------------------------------------

MACHINERY - 0.10%
------------------------------------------------------------------------------
Briggs & Stratton Corp.                                     358         15,204
Dover Corp.                                                 566         16,505
Flow International Corp./(1)/                               393          1,002
Gardner Denver Inc./(1)/                                    215          4,364
Kadant Inc./(1)/                                            311          4,665
------------------------------------------------------------------------------
                                                                        41,740
------------------------------------------------------------------------------

MANUFACTURERS - 1.16%
------------------------------------------------------------------------------
Crane Co.                                                   614         12,237
Eaton Corp.                                                 245         19,137
General Electric Co.                                     10,418        253,678
Honeywell International Inc.                              1,257         30,168
Illinois Tool Works Inc.                                    406         26,333
ITT Industries Inc.                                         317         19,239
Pall Corp.                                                  648         10,809
3M Co.                                                      400         49,320
Tyco International Ltd.                                   2,804         47,892
------------------------------------------------------------------------------
                                                                       468,813
------------------------------------------------------------------------------

MANUFACTURING - 0.07%
------------------------------------------------------------------------------
Acuity Brands Inc.                                        1,216         16,465
ESCO Technologies Inc./(1)/                                 286         10,582
------------------------------------------------------------------------------
                                                                        27,047
------------------------------------------------------------------------------

MEDIA - 1.32%
------------------------------------------------------------------------------
AOL Time Warner Inc./(1)/                                 6,362  $      83,342
Beasley Broadcast Group Inc. "A"/(1)/                       429          5,131
Clear Channel Communications Inc./(1)/                      870         32,442
Comcast Corp. "A"/(1)/                                    4,734        111,580
Comcast Corp. Special "A"/(1)/                              697         15,745
Dow Jones & Co. Inc.                                        259         11,197
Gannett Co. Inc.                                            442         31,736
Knight Ridder Inc.                                          254         16,065
McGraw-Hill Companies Inc. (The)                            244         14,747
Meredith Corp.                                              345         14,183
New York Times Co. "A"                                      229         10,472
Pulitzer Inc.                                               200          8,990
TiVo Inc./(1)/                                              286          1,490
Tribune Co.                                                 613         27,867
Viacom Inc. "B"/(1)/                                      2,513        102,430
Walt Disney Co. (The)                                     2,955         48,196
------------------------------------------------------------------------------
                                                                       535,613
------------------------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.05%
------------------------------------------------------------------------------
Worthington Industries Inc.                               1,293         19,705
------------------------------------------------------------------------------
                                                                        19,705
------------------------------------------------------------------------------

METALS-DIVERSIFIED - 0.05%
------------------------------------------------------------------------------
Griffon Corp./(1)/                                          851         11,591
Gulf Island Fabrication Inc./(1)/                           658         10,692
------------------------------------------------------------------------------
                                                                        22,283
------------------------------------------------------------------------------

MINING - 0.17%
------------------------------------------------------------------------------
Alcoa Inc.                                                1,314         29,933
Newmont Mining Corp.                                        944         27,404
Phelps Dodge Corp./(1)/                                     345         10,919
------------------------------------------------------------------------------
                                                                        68,256
------------------------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.13%
------------------------------------------------------------------------------
CompX International Inc.                                    722          6,043
General Binding Corp./(1)/                                  393          3,333
Global Imaging Systems Inc./(1)/                            465          8,547
Imagistics International Inc./(1)/                          434          8,680
Pitney Bowes Inc.                                           539         17,604
Xerox Corp./(1)/                                          1,001          8,058
------------------------------------------------------------------------------
                                                                        52,265
------------------------------------------------------------------------------

OIL & GAS PRODUCERS - 1.62%
------------------------------------------------------------------------------
Amerada Hess Corp.                                          308         16,955
Anadarko Petroleum Corp.                                    569         27,255
Burlington Resources Inc.                                   541         23,074
ChevronTexaco Corp.                                       1,263         83,964
ConocoPhillips                                            1,074         51,971
Exxon Mobil Corp.                                         8,701        304,013
Kerr-McGee Corp.                                            435         19,270

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

OIL & GAS PRODUCERS (CONTINUED)
------------------------------------------------------------------------------
Magnum Hunter Resources Inc./(1)/                         1,930  $      11,484
Marathon Oil Corp.                                          763         16,244
Plains Exploration & Production Co./(1/                     615          5,996
Plains Resource Inc./(1)/                                   615          7,288
Rowan Companies Inc.                                      1,160         26,332
South Jersey Industries Inc.                                372         12,283
Sunoco Inc.                                                 209          6,935
Transocean Inc.                                             991         22,991
Unocal Corp.                                                709         21,681
------------------------------------------------------------------------------
                                                                       657,736
------------------------------------------------------------------------------

OIL & GAS SERVICES - 0.24%
------------------------------------------------------------------------------
Baker Hughes Inc.                                         1,022         32,898
Halliburton Co.                                           1,045         19,552
Lufkin Industries Inc.                                      250          5,863
Schlumberger Ltd.                                           944         39,733
------------------------------------------------------------------------------
                                                                        98,046
------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.17%
------------------------------------------------------------------------------
AEP Industries Inc./(1)/                                     72            941
Ball Corp.                                                  304         15,562
Bemis Co.                                                   315         15,633
Pactiv Corp./(1)/                                         1,155         25,248
Sealed Air Corp./(1)/                                       292         10,892
------------------------------------------------------------------------------
                                                                        68,276
------------------------------------------------------------------------------

PHARMACEUTICALS - 2.05%
------------------------------------------------------------------------------
Abbott Laboratories                                       1,714         68,560
Antigenics Inc./(1)/                                      1,079         11,049
Barr Laboratories Inc./(1)/                                 191         12,432
Bristol-Myers Squibb Co.                                  2,022         46,809
Cardinal Health Inc.                                        538         31,844
Corixa Corp./(1)/                                         1,600         10,224
King Pharmaceuticals Inc./(1)/                              600         10,314
La Jolla Pharmaceutical Co./(1)/                          1,365          8,873
Lilly (Eli) and Co.                                       1,334         84,709
Merck & Co. Inc.                                          2,554        144,582
MGI Pharma Inc./(1)/                                      1,322          9,585
Penwest Pharmaceuticals Co./(1)/                            550          5,830
Pfizer Inc.                                               6,711        205,155
Pharmacia Corp.                                           1,570         65,626
Schering-Plough Corp.                                     1,794         39,827
Texas Biotech Corp./(1)/                                    429            601
Watson Pharmaceuticals Inc./(1)/                            639         18,065
Wyeth                                                     1,471         55,015
------------------------------------------------------------------------------
                                                                       829,100
------------------------------------------------------------------------------

PIPELINES - 0.03%
------------------------------------------------------------------------------
Dynegy Inc. "A"                                             297            350
El Paso Corp.                                             1,166          8,115
Williams Companies Inc.                                     768  $       2,074
------------------------------------------------------------------------------
                                                                        10,539
------------------------------------------------------------------------------

PUBLISHING - 0.00%
------------------------------------------------------------------------------
Golden Books Family Entertainment Inc.
 Warrants (Expires 01/27/03)/(1)/                             1             --
------------------------------------------------------------------------------
                                                                            --
------------------------------------------------------------------------------

REAL ESTATE - 0.20%
------------------------------------------------------------------------------
Boykin Lodging Co.                                          787          7,343
Entertainment Properties Trust                            1,608         37,820
Mid Atlantic Realty Trust                                 1,937         33,704
National Golf Properties Inc./(1)/                          165          1,939
------------------------------------------------------------------------------
                                                                        80,806
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.09%
------------------------------------------------------------------------------
Mid-America Apartment Communities Inc.                    1,530         37,409
------------------------------------------------------------------------------
                                                                        37,409
------------------------------------------------------------------------------

RETAIL - 1.99%
------------------------------------------------------------------------------
AutoZone Inc./(1)/                                          145         10,244
Bed Bath & Beyond Inc./(1)/                                 479         16,540
Best Buy Co. Inc./(1)/                                      427         10,312
Big Lots Inc./(1)/                                          400          5,292
Brookstone Inc./(1)/                                        179          2,569
CarMax Inc./(1)/                                            195          3,487
Circuit City Stores Inc.                                    623          4,623
Cost Plus Inc./(1)/                                         307          8,802
CVS Corp.                                                   516         12,885
Darden Restaurants Inc.                                     706         14,438
Dillards Inc. "A"                                           385          6,106
Dollar General Corp.                                        601          7,182
eBay Inc./(1)/                                              400         27,128
Fred's Inc.                                                 468         12,028
Gap Inc. (The)                                            1,214         18,841
Gart Sports Co./(1)/                                        277          5,360
Hancock Fabrics Inc.                                        429          6,542
Home Depot Inc.                                           2,961         70,946
Jill (J.) Group Inc. (The)/(1)/                             417          5,830
Kohls Corp./(1)/                                            420         23,499
Limited Brands Inc.                                         885         12,328
Longs Drug Stores Corp.                                     560         11,614
Lowe's Companies Inc.                                       932         34,950
MarineMax Inc./(1)/                                         358          4,228
May Department Stores Co. (The)                             500         11,490
McDonald's Corp.                                          1,522         24,474
Movie Gallery Inc./(1)/                                     562          7,306
Nordstrom Inc.                                              548         10,396
Office Depot Inc./(1)/                                      942         13,904
1-800 CONTACTS INC./(1)/                                    543         14,971

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

RETAIL (CONTINUED)
------------------------------------------------------------------------------
1-800-FLOWERS.COM Inc./(1)/                                 358  $       2,238
PC Connection Inc./(1)/                                     143            725
PriceSmart Inc./(1)/                                         72          1,650
RadioShack Corp.                                            283          5,303
Sears, Roebuck and Co.                                      500         11,975
ShopKo Stores Inc./(1)/                                     650          8,093
Staples Inc./(1)/                                           990         18,117
Target Corp.                                              1,046         31,380
TJX Companies Inc.                                          884         17,256
Ultimate Electronics Inc./(1)/                              343          3,481
United Auto Group Inc./(1)/                                 479          5,973
Walgreen Co.                                              1,147         33,481
Wal-Mart Stores Inc.                                      4,580        231,336
Wendy's International Inc.                                  583         15,782
Whitehall Jewellers Inc./(1)/                               215          2,043
------------------------------------------------------------------------------
                                                                       807,148
------------------------------------------------------------------------------

SEMICONDUCTORS - 0.82%
------------------------------------------------------------------------------
Advanced Micro Devices Inc./(1)/                          1,208          7,804
Agere Systems Inc. "B"/(1)/                               9,218         12,905
Altera Corp./(1)/                                         1,179         14,549
Analog Devices Inc./(1)/                                    544         12,985
Applied Materials Inc./(1)/                               2,174         28,327
Applied Micro Circuits Corp./(1)/                           586          2,162
Broadcom Corp. "A"/(1)/                                     779         11,732
Integrated Device Technology Inc./(1)/                      600          5,022
Intel Corp.                                               7,092        110,422
Linear Technology Corp.                                     452         11,625
LSI Logic Corp./(1)/                                      1,227          7,080
Maxim Integrated Products Inc.                              486         16,057
Micron Technology Inc./(1)/                               1,126         10,967
Mykrolis Corp./(1)/                                         658          4,803
PMC-Sierra Inc./(1)/                                        700          3,892
QLogic Corp./(1)/                                           300         10,353
Teradyne Inc./(1)/                                          594          7,728
Texas Instruments Inc.                                    2,677         40,182
Xilinx Inc./(1)/                                            653         13,452
------------------------------------------------------------------------------
                                                                       332,047
------------------------------------------------------------------------------

SOFTWARE - 1.51%
------------------------------------------------------------------------------
Actuate Corp./(1)/                                          250            443
Adobe Systems Inc.                                          503         12,475
Akamai Technologies Inc./(1)/                             2,100          3,633
Alico Inc.                                                  215          5,719
Automatic Data Processing Inc.                              789         30,968
BMC Software Inc./(1)/                                      804         13,756
Certegy Inc./(1)/                                           392          9,624
Computer Associates International Inc.                    1,146         15,471
Compuware Corp./(1)/                                      1,111          5,333
F5 Networks Inc./(1)/                                       500          5,370
First Data Corp.                                            960         33,994
IMS Health Inc.                                             775         12,400

Intuit Inc./(1)/                                            400  $      18,768
Microsoft Corp./(1)/                                      5,756        297,585
Novell Inc./(1)/                                          3,479         11,620
Oracle Corp./(1)/                                         6,362         68,710
PeopleSoft Inc./(1)/                                        600         10,980
Per-Se Technologies Inc./(1)/                               429          3,848
Rational Software Corp./(1)/                              1,200         12,468
Siebel Systems Inc./(1)/                                  1,422         10,637
Synplicity Inc./(1)/                                        107            404
Vastera Inc./(1)/                                           579          3,272
Websense Inc./(1)/                                          321          6,857
Yahoo! Inc./(1)/                                          1,136         18,574
------------------------------------------------------------------------------
                                                                       612,909
------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.26%
------------------------------------------------------------------------------
ADC Telecommunications Inc./(1)/                            682          1,425
Andrew Corp./(1)/                                           683          7,021
Avanex Corp./(1)/                                         1,590          1,622
Avaya Inc./(1)/                                             712          1,744
CIENA Corp./(1)/                                            500          2,570
Comverse Technology Inc./(1)/                               507          5,080
JDS Uniphase Corp./(1)/                                   2,158          5,330
Lucent Technologies Inc./(1)/                             4,361          5,495
Motorola Inc.                                             3,669         31,737
QUALCOMM Inc./(1)/                                          951         34,607
Tellabs Inc./(1)/                                           573          4,166
Terayon Communication Systems Inc./(1)/                     600          1,230
Tollgrade Communications Inc./(1)/                          443          5,196
------------------------------------------------------------------------------
                                                                       107,223
------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.53%
------------------------------------------------------------------------------
Anaren Inc./(1)/                                            871          7,665
AT&T Wireless Services Inc./(1)/                          3,289         18,583
Catapult Communications Corp./(1)/                          679          8,114
Corning Inc./(1)/                                           745          2,466
InterDigital Communications Corp./(1)/                      633          9,216
ITC/\DeltaCom Inc./(1)/                                       1              1
Nextel Communications Inc. "A"/(1)/                       1,421         16,413
Qwest Communications International
  Inc./(1)/                                               2,119         10,595
Sprint Corp. (PCS Group)/(1)/                             1,659          7,266
Verizon Communications Inc.                               3,447        133,571
------------------------------------------------------------------------------
                                                                       213,890
------------------------------------------------------------------------------

TELEPHONE - 0.66%
------------------------------------------------------------------------------
Alltel Corp.                                                461         23,511
AT&T Corp.                                                1,108         28,930
BellSouth Corp.                                           2,344         60,639
CenturyTel Inc.                                             507         14,896
SBC Communications Inc.                                   4,307        116,763

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

TELEPHONE (CONTINUED)
------------------------------------------------------------------------------
Sprint Corp. (FON Group)                                  1,551  $      22,458
------------------------------------------------------------------------------
                                                                       267,197
------------------------------------------------------------------------------

TEXTILES - 0.00%
------------------------------------------------------------------------------
Interface Inc. "A"                                          536          1,646
------------------------------------------------------------------------------
                                                                         1,646
------------------------------------------------------------------------------

TOBACCO - 0.25%
------------------------------------------------------------------------------
Philip Morris Companies Inc.                              2,108         85,437
UST Inc.                                                    440         14,709
------------------------------------------------------------------------------
                                                                       100,146
------------------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.06%
------------------------------------------------------------------------------
Hasbro Inc.                                                 703          8,120
Mattel Inc.                                                 695         13,309
Topps Co. (The)/(1)/                                        536          4,663
------------------------------------------------------------------------------
                                                                        26,092
------------------------------------------------------------------------------

TRANSPORTATION - 0.32%
------------------------------------------------------------------------------
FedEx Corp.                                                 700         37,954
United Parcel Service Inc. "B"                            1,459         92,034
------------------------------------------------------------------------------
                                                                       129,988
------------------------------------------------------------------------------

TRUCKING & LEASING - 0.04%
------------------------------------------------------------------------------
Ryder System Inc.                                           783         17,571
------------------------------------------------------------------------------
                                                                        17,571
------------------------------------------------------------------------------

WATER - 0.02%
------------------------------------------------------------------------------
American States Water Co.                                   364          8,427
------------------------------------------------------------------------------
                                                                         8,427
------------------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
(Cost: $13,967,694)                                                 12,071,022
------------------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 9.28%

AUSTRALIA - 0.40%
------------------------------------------------------------------------------
BRL Hardy Ltd.                                           17,142         68,051
Coles Myer Ltd. ADR                                         384         10,752
National Australia Bank ADR                                 416         37,336
News Corporation Ltd. ADR                                   348          9,135
Rio Tinto PLC ADR                                           368         29,267
Westpac Banking Corp. ADR                                   240          9,262
------------------------------------------------------------------------------
                                                                       163,803
------------------------------------------------------------------------------

CANADA - 0.00%
------------------------------------------------------------------------------
Alcan Ltd.                                                    1             15
------------------------------------------------------------------------------
                                                                            15
------------------------------------------------------------------------------

DENMARK - 0.15%
------------------------------------------------------------------------------
Novo-Nordisk A/S ADR                                      1,477  $      42,685
TDC A/S ADR                                               1,244         14,804
------------------------------------------------------------------------------
                                                                        57,489
------------------------------------------------------------------------------

FINLAND - 0.29%
------------------------------------------------------------------------------
Outokumpu OYJ                                             5,474         47,679
Rautaruukki OYJ                                          18,768         67,751
------------------------------------------------------------------------------
                                                                       115,430
------------------------------------------------------------------------------

FRANCE - 0.68%
------------------------------------------------------------------------------
Alcatel SA ADR                                            1,516          6,731
Autoroutes du Sud de la France SA/(1)/                       56          1,353
Aventis SA ADR                                              766         41,510
AXA ADR                                                   1,699         22,852
BNP Paribas SA                                              839         34,188
France Telecom SA ADR                                       258          4,585
LVMH Moet Hennessy Louis Vuitton SA                         382         15,694
Renault SA                                                1,366         64,191
Total Fina Elf SA ADR                                       989         70,714
Vivendi Universal SA                                        595          9,609
Vivendi Universal SA ADR                                    270          4,339
------------------------------------------------------------------------------
                                                                       275,766
------------------------------------------------------------------------------

GERMANY - 0.35%
------------------------------------------------------------------------------
DaimlerChrysler AG                                        1,120         34,328
Deutsche Telekom AG ADR                                   1,426         18,110
E.ON AG                                                   1,093         44,102
SAP AG ADR                                                  451          8,795
Siemens AG                                                  919         39,058
------------------------------------------------------------------------------
                                                                       144,393
------------------------------------------------------------------------------

HONG KONG - 0.10%
------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                               6,000         39,047
------------------------------------------------------------------------------
                                                                        39,047
------------------------------------------------------------------------------

IRELAND - 0.09%
------------------------------------------------------------------------------
Allied Irish Banks PLC ADR                                1,380         37,094
------------------------------------------------------------------------------
                                                                        37,094
------------------------------------------------------------------------------

ITALY - 0.47%
------------------------------------------------------------------------------
Assicurazioni Generali SpA                                2,471         50,824
Benetton Group SpA ADR                                      865         15,484
Eni SpA                                                   3,186         50,652
ENI-Ente Nazionale Idrocarburi SpA ADR                      154         12,087
Fiat SpA ADR                                                819          6,511
San Paolo-IMI SpA ADR                                     1,098         14,109

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

ITALY (CONTINUED)
------------------------------------------------------------------------------
Seat-Pagine Gialle SpA/(1)/                              60,712  $      41,349
------------------------------------------------------------------------------
                                                                       191,016
------------------------------------------------------------------------------

JAPAN - 1.86%
------------------------------------------------------------------------------
Canon Inc.                                                1,000         37,667
Canon Inc. ADR                                              372         13,708
Casio Computer Co. Ltd.                                  15,000         83,551
Dai Nippon Printing Co. Ltd.                              3,000         33,193
Fuji Photo Film Co. Ltd. ADR                                281          9,012
Fujitsu Ltd.                                              7,000         19,997
Honda Motor Company Ltd. ADR                                764         13,798
Ito-Yokado Co. Ltd. ADR                                     343          9,724
Japan Airlines System Corp. ADR                             868          9,114
Kinki Nippon Railway Co. Ltd./(1)/                       14,000         30,201
Kirin Brewery Co. Ltd. ADR                                2,740         16,467
Kubota Corp. ADR                                          1,264         16,748
Kyocera Corp. ADR                                           118          6,744
Makita Corp. ADR                                            347          2,516
Matsushita Electric Industrial Co. Ltd.                   1,000          9,859
Millea Holdings Inc. ADR                                    754         26,541
Mitsubishi Corp. ADR                                        992         11,904
Mitsui & Co. ADR                                            136         12,403
Murata Manufacturing Co. Ltd.                               800         31,347
NEC Corp.                                                 4,000         14,966
NEC Corp. ADR                                             3,107         11,682
Nippon Telegraph & Telephone Corp. ADR                      685         12,097
Nissan Motor Co. Ltd. ADR                                 1,182         18,179
Nomura Holdings Inc.                                      4,000         44,965
NTT DoCoMo Inc.                                              17         31,373
Pioneer Corp. ADR                                           480          8,832
Ricoh Corp. Ltd. ADR                                        146         11,877
Secom Co. Ltd.                                            1,000         34,297
Sony Corp.                                                1,000         41,797
Sony Corp. ADR                                                1             41
Takeda Chemical Industries Ltd.                           1,000         41,797
Tokyo Electric Power Co. Inc. (The)                       2,100         39,905
Toyota Motor Corp.                                        2,000         53,763
------------------------------------------------------------------------------
                                                                       760,065
------------------------------------------------------------------------------

NETHERLANDS - 0.74%
------------------------------------------------------------------------------
Abn Amro Holding NV ADR                                   1,681         27,199
Aegon NV ADR                                                847         10,867
Akzo Nobel NV ADR                                           472         15,052
ING Groep NV                                              1,508         25,541
ING Groep NV ADR                                            616         10,373
Koninklijke Ahold NV ADR                                  1,162         14,792
Koninklijke (Royal) Philips Electronics
 NV - NY Shares                                             850         15,028
Reed Elsevier NV ADR                                      1,491         36,708
Royal Dutch Petroleum Co.                                 1,320         58,109

Unilever NV - CVA                                         1,303  $      80,059
------------------------------------------------------------------------------
                                                                       293,728
------------------------------------------------------------------------------

PORTUGAL - 0.01%
------------------------------------------------------------------------------
Banco Comercial Portugues ADR                               456          5,358
------------------------------------------------------------------------------
                                                                         5,358
------------------------------------------------------------------------------

SINGAPORE - 0.00%
------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing
 Ltd. ADR/(1)/                                              193            760
------------------------------------------------------------------------------
                                                                           760
------------------------------------------------------------------------------

SPAIN - 0.32%
------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA ADR                    1,578         15,322
Banco Santander Central Hispano SA ADR                    4,523         31,887
Repsol YPF SA ADR                                           945         12,361
Telefonica SA/(1)/                                        7,535         67,449
------------------------------------------------------------------------------
                                                                       127,019
------------------------------------------------------------------------------

SWEDEN - 0.36%
------------------------------------------------------------------------------
Hoganas AB "B"                                            4,069         77,053
Sapa AB                                                   3,728         68,456
------------------------------------------------------------------------------
                                                                       145,509
------------------------------------------------------------------------------

SWITZERLAND - 0.89%
------------------------------------------------------------------------------
Adecco SA ADR                                             1,038          9,903
Centerpulse ADR                                             569          9,861
Credit Suisse Group/(1)/                                  1,867         40,508
Nestle SA                                                   340         72,047
Novartis AG                                               2,079         75,856
Roche Holding AG - Genusschein                            1,073         74,769
UBS AG - Registered/(1)/                                  1,603         77,907
------------------------------------------------------------------------------
                                                                       360,851
------------------------------------------------------------------------------

UNITED KINGDOM - 2.57%
------------------------------------------------------------------------------
AstraZeneca PLC                                           2,550         91,136
Barclays PLC ADR/(2)/                                     1,232         30,430
BP PLC                                                   15,672        107,734
BP PLC ADR                                                  696         28,292
British American Tobacco PLC                              6,353         63,463
British Sky Broadcasting PLC ADR/(1)/                       363         14,542
British Telecom PLC ADR                                     552         17,294
Cadbury Schweppes PLC ADR                                 1,107         28,350
Diageo PLC ADR                                            1,519         66,532
GlaxoSmithKline PLC                                       5,301        101,726
Hanson PLC ADR                                              937         20,783
HBOS PLC                                                 11,212        118,229
HSBC Holdings PLC                                         9,842        108,773
Lloyds TSB Group PLC                                      2,286         16,414

LIFEPATH INCOME MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                      SHARES OR
SECURITY                                            FACE AMOUNT          VALUE
------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
------------------------------------------------------------------------------
Reuters Group PLC ADR                                       273  $       4,696
Royal Bank of Scotland Group PLC                          2,788         66,787
Tesco PLC                                                21,161         66,090
Vodafone Group PLC                                       21,251         38,745
Vodafone Group PLC ADR                                    2,697         48,870
------------------------------------------------------------------------------
                                                                     1,038,886
------------------------------------------------------------------------------

TOTAL INTERNATIONAL COMMON STOCKS
(Cost: $4,512,679)                                                   3,756,229
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $18,480,373)                                                 15,827,251
------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 58.94%
------------------------------------------------------------------------------
U.S. Treasury Notes
  1.88%,  09/30/04                                $   1,500,000      1,510,488
  3.00%,  01/31/04                                      450,000        458,367
  4.75%,  02/15/04                                    2,400,000      2,493,938
  4.75%,  11/15/08                                    1,090,000      1,189,803
  4.88%,  02/15/12                                      460,000        499,513
  5.00%,  08/15/11                                    2,200,000      2,412,436
  5.25%,  05/15/04                                    2,130,000      2,243,572
  5.50%,  05/15/09                                      800,000        907,656
  5.63%,  05/15/08                                    1,370,000      1,554,308
  5.75%,  11/15/05                                    1,140,000      1,260,190
  5.75%,  08/15/10                                      500,000        574,883
  5.88%,  02/15/04                                      400,000        420,609
  5.88%,  11/15/04                                      200,000        216,008
  6.00%,  08/15/04                                      400,000        429,500
  6.13%,  08/15/07                                      760,000        873,941
  6.50%,  10/15/06                                      800,000        918,875
  6.75%,  05/15/05                                      700,000        780,418
  7.00%,  07/15/06                                    1,575,000      1,826,077
  7.25%,  05/15/04                                      880,000        950,675
  7.25%,  08/15/04                                      900,000        984,480
  7.50%,  02/15/05                                      400,000        448,531
  7.88%,  11/15/04                                      800,000        893,344
------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $22,588,783)                                                 23,847,612
------------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 9.37%
------------------------------------------------------------------------------
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares                                 3,351,568  $   3,351,568
BlackRock Temp Cash Money Market Fund                   379,386        379,386
Dreyfus Money Market Fund                                32,706         32,706
Goldman Sachs Financial Square Prime
 Obligation Fund                                         28,491         28,491
------------------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $3,792,151)                                                   3,792,151
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 107.42%
(Cost $44,861,307)                                                  43,467,014
------------------------------------------------------------------------------

Other Assets, Less Liabilities - (7.42%)                            (3,003,085)
------------------------------------------------------------------------------

NET ASSETS - 100.00%                                             $  40,463,929
==============================================================================
/(1)/ Non-income earning securities.
/(2)/ Issuer is an affiliate of the Master Portfolio's investment advisor. See
      Note 2.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

COMMON STOCKS - 56.59%

U.S. COMMON STOCKS - 44.54%

ADVERTISING - 0.10%
------------------------------------------------------------------------------
Interpublic Group of Companies Inc.                       2,673  $      37,636
Omnicom Group Inc.                                          972         62,791
Penton Media Inc./(1)/                                    3,932          2,674
SITEL Corp./(1)/                                          4,754          5,705
TMP Worldwide Inc./(1)/                                   1,300         14,703
------------------------------------------------------------------------------
                                                                       123,509
------------------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.75%
------------------------------------------------------------------------------
Boeing Co. (The)                                          4,910        161,981
Curtiss-Wright Corp.                                        367         23,422
General Dynamics Corp.                                    1,324        105,086
Goodrich (B.F.) Co.                                       1,810         33,159
Lockheed Martin Corp.                                     2,790        161,122
Northrop Grumman Corp.                                    1,274        123,578
Raytheon Co.                                              2,592         79,704
Rockwell Collins Inc.                                     1,478         34,378
United Technologies Corp.                                 3,017        186,873
------------------------------------------------------------------------------
                                                                       909,303
------------------------------------------------------------------------------

AGRICULTURE - 0.01%
------------------------------------------------------------------------------
Maui Land & Pineapple Co. Inc./(1)/                         932         14,763
------------------------------------------------------------------------------
                                                                        14,763
------------------------------------------------------------------------------

AIRLINES - 0.08%
------------------------------------------------------------------------------
AMR Corp./(1)/                                            1,269          8,375
Delta Air Lines Inc.                                        826          9,995
Southwest Airlines Co.                                    5,254         73,031
------------------------------------------------------------------------------
                                                                        91,401
------------------------------------------------------------------------------

APPAREL - 0.14%
------------------------------------------------------------------------------
Liz Claiborne Inc.                                        1,428         42,340
Nike Inc. "B"                                             1,663         73,954
VF Corp.                                                  1,587         57,211
------------------------------------------------------------------------------
                                                                       173,505
------------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.26%
------------------------------------------------------------------------------
CLARCOR Inc.                                                867         27,978
Dura Automotive Systems Inc./(1)/                         1,200         12,048
Ford Motor Company                                        9,807         91,205
General Motors Corp. "A"                                  3,455        127,351
Navistar International Corp./(1)/                         1,046         25,428
PACCAR Inc.                                                 758         34,967
------------------------------------------------------------------------------
                                                                       318,977
------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.09%
------------------------------------------------------------------------------
Dana Corp.                                                1,344         15,805
Delphi Corp.                                              3,260  $      26,243
Goodyear Tire & Rubber Co. (The)                          1,189          8,097
Modine Manufacturing Co.                                  1,200         21,216
Superior Industries International Inc.                      700         28,952
Visteon Corp.                                             1,754         12,208
------------------------------------------------------------------------------
                                                                       112,521
------------------------------------------------------------------------------

BANKS - 3.58%
------------------------------------------------------------------------------
AmSouth Bancorp                                           3,939         75,629
Bank of America Corp.                                     8,893        618,686
Bank of New York Co. Inc. (The)                           4,019         96,295
Bank One Corp.                                            6,980        255,119
BankUnited Financial Corp. "A"/(1)/                       1,465         23,704
Banner Corp.                                              1,280         23,992
BB&T Corp.                                                3,369        124,619
CFS Bancorp Inc.                                          2,765         39,539
Charter One Financial Inc.                                1,838         52,806
City Bank                                                   307          7,598
Comerica Inc.                                               836         36,149
Community Trust Bancorp Inc.                              1,526         38,356
Dime Community Bancshares                                 1,802         34,508
Fifth Third Bancorp                                       3,208        187,828
First Community Bancshares Inc.                             238          7,321
First Republic Bank/(1)/                                    763         15,252
First Sentinel Bancorp Inc.                               1,907         27,442
FirstFed Financial Corp./(1)/                               944         27,329
Flagstar Bancorp Inc.                                     1,379         29,786
FleetBoston Financial Corp.                               6,018        146,237
Gold Bancorp Inc.                                         1,950         19,346
Huntington Bancshares Inc.                                3,191         59,704
Investors Financial Services Corp.                        1,200         32,868
KeyCorp                                                   2,800         70,392
MAF Bancorp Inc.                                            986         33,524
Mellon Financial Corp.                                    2,425         63,317
National City Corp.                                       3,549         96,959
NBT Bancorp Inc.                                          1,487         25,383
Northern Trust Corp.                                      1,410         49,420
Northwest Bancorp Inc.                                    1,992         29,462
OceanFirst Financial Corp.                                1,753         39,355
PNC Financial Services Group                              1,640         68,716
Regions Financial Corp.                                   1,972         65,786
Republic Bancorp Inc.                                     2,215         26,071
Republic Bancorp Inc. "A"                                 1,314         14,809
Republic Bancshares Inc./(1)/                             1,372         26,960
Royal Bancshares of Pennsylvania "A"                      1,792         38,349
SouthTrust Corp.                                          2,445         60,758
State Street Corp.                                        1,793         69,927
Sterling Bancorp - NY Shares                              1,248         32,847
Sterling Financial Corp. (Pennsylvania)                   1,165         27,552
SunTrust Banks Inc.                                       1,824        103,822
Synovus Financial Corp.                                   2,317         44,950

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

BANKS (CONTINUED)
------------------------------------------------------------------------------
Texas Regional Bancshares Inc. "A"                          781  $      27,758
U.S. Bancorp                                             11,650        247,213
UMB Financial Corp.                                         454         17,370
Umpqua Holdings Corp.                                       362          6,606
United Community Financial Corp.                          1,950         16,867
USB Holding Co. Inc.                                      1,585         28,054
Wachovia Corp.                                            8,274        301,505
Washington Mutual Inc.                                    5,449        188,154
Wells Fargo & Company                                    10,158        476,105
West Coast Bancorp                                        2,656         40,238
Westamerica Bancorp                                         671         26,961
------------------------------------------------------------------------------
                                                                     4,345,303
------------------------------------------------------------------------------

BEVERAGES - 1.12%
------------------------------------------------------------------------------
Anheuser-Busch Companies Inc.                             4,575        221,430
Brown-Forman Corp. "B"                                      489         31,961
Coca-Cola Co. (The)                                      13,039        571,369
Coca-Cola Enterprises Inc.                                3,105         67,441
National Beverage Corp./(1)/                              2,077         31,778
Pepsi Bottling Group Inc.                                 1,900         48,830
PepsiCo Inc.                                              9,109        384,582
------------------------------------------------------------------------------
                                                                     1,357,391
------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.54%
------------------------------------------------------------------------------
Acacia Research - CombiMatrix/(1)/                          676          2,461
Affymetrix Inc./(1)/                                        313          7,165
Amgen Inc./(1)/                                           6,726        325,135
Applera Corp. - Celera Genomics Group/(1)/                1,539         14,697
Biogen Inc./(1)/                                            912         36,535
Cephalon Inc./(1)/                                          313         15,233
Chiron Corp./(1)/                                         1,509         56,738
Deltagen Inc./(1)/                                        2,095          1,006
Genentech Inc./(1)/                                       1,412         46,822
Genzyme Corp. - General Division/(1)/                     1,500         44,355
Human Genome Sciences Inc./(1)/                           1,081          9,524
IDEC Pharmaceuticals Corp./(1)/                             900         29,853
Integra LifeSciences Holdings Corp./(1)/                  1,154         20,368
Invitrogen Corp./(1)/                                       224          7,009
Millennium Pharmaceuticals Inc./(1)/                      2,500         19,850
Protein Design Labs Inc./(1)/                               528          4,488
Regeneron Pharmaceuticals Inc./(1)/                         233          4,313
TECHNE Corp./(1)/                                           412         11,770
------------------------------------------------------------------------------
                                                                       657,322
------------------------------------------------------------------------------

BUILDING MATERIALS - 0.16%
------------------------------------------------------------------------------
Butler Manufacturing Co.                                  1,100         21,285
Masco Corp.                                               3,939         82,916
Nortek Holdings Inc./(1)/                                   600         27,450
Vulcan Materials Co.                                      1,510         56,625
------------------------------------------------------------------------------
                                                                       188,276
------------------------------------------------------------------------------

CHEMICALS - 0.71%
------------------------------------------------------------------------------
Air Products & Chemicals Inc.                             1,478  $      63,184
Dow Chemical Co. (The)                                    5,619        166,884
Du Pont (E.I.) de Nemours and Co.                         6,382        270,597
Eastman Chemical Co.                                        918         33,755
Engelhard Corp.                                           2,133         47,673
Great Lakes Chemical Corp.                                1,400         33,432
Hercules Inc./(1)/                                        1,923         16,922
Monsanto Co.                                              1,650         31,763
Praxair Inc.                                              1,002         57,886
Rohm & Haas Co. "A"                                       1,649         53,560
Sherwin-Williams Co. (The)                                1,504         42,488
Sigma-Aldrich Corp.                                         717         34,918
Terra Industries Inc./(1)/                                2,078          3,179
------------------------------------------------------------------------------
                                                                       856,241
------------------------------------------------------------------------------

COMMERCIAL SERVICES - 0.60%
------------------------------------------------------------------------------
Apollo Group Inc. "A"/(1)/                                1,263         55,572
Block (H & R) Inc.                                        1,176         47,275
CDI Corp./(1)/                                            1,132         30,541
Cendant Corp./(1)/                                        6,844         71,725
Coinstar Inc./(1)/                                          340          7,701
Concord EFS Inc./(1)/                                     3,262         51,344
Convergys Corp./(1)/                                      1,632         24,725
Cornell Cos Inc./(1)/                                     1,800         16,200
CPI Corp.                                                   993         14,389
Donnelley (R.R.) & Sons Co.                               2,044         44,498
Dun & Bradstreet Corp./(1)/                               1,169         40,319
Ecolab Inc.                                                 926         45,837
Electro Rent Corp./(1)/                                   1,399         17,138
Equifax Inc.                                              1,475         34,131
First Consulting Group Inc./(1)/                          1,093          6,296
Insurance Auto Auctions Inc./(1)/                         1,490         24,719
Kforce Inc./(1)/                                            382          1,612
McKesson Corp.                                            2,053         55,493
Moody's Corp.                                             1,129         46,616
Paychex Inc.                                              2,340         65,286
Petroleum Helicopters Inc./(1)/                              95          2,816
Wackenhut Corrections Corp./(1)/                          2,195         24,386
------------------------------------------------------------------------------
                                                                       728,619
------------------------------------------------------------------------------

COMPUTERS - 2.21%
------------------------------------------------------------------------------
Affiliated Computer Services Inc. "A"/(1)/                  800         42,120
Apple Computer Inc./(1)/                                  2,818         40,382
Brocade Communications Systems Inc./(1)/                  2,500         10,350
CCC Information Services Group Inc./(1)/                    485          8,599
Cisco Systems Inc./(1)/                                  38,287        501,560
Computer Sciences Corp./(1)/                              1,251         43,097
Covansys Corp./(1)/                                       1,636          6,148
Datastream Systems Inc./(1)/                                721          4,614
Dell Computer Corp./(1)/                                 13,855        370,483
DST Systems Inc./(1)/                                       900         31,995

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

COMPUTERS (CONTINUED)
------------------------------------------------------------------------------
Electronic Data Systems Corp.                             2,700  $      49,761
EMC Corp./(1)/                                           13,356         82,006
Enterasys Networks Inc./(1)/                              2,300          3,588
Extreme Networks Inc./(1)/                                1,681          5,497
Gateway Inc./(1)/                                         1,301          4,085
Hewlett-Packard Co.                                      18,495        321,073
International Business Machines Corp.                     9,008        698,120
Internet Security Systems Inc./(1)/                         413          7,570
Interwoven Inc./(1)/                                        593          1,542
Juniper Networks Inc./(1)/                                2,544         17,299
Keynote Systems Inc./(1)/                                 1,490         11,503
Lexmark International Inc. "A"/(1)/                         723         43,741
Liberate Technologies/(1)/                                1,962          2,806
Manhattan Associates Inc./(1)/                              298          7,051
Maxtor Corp./(1)/                                         1,206          6,102
McDATA Corp. "A"/(1)/                                     1,701         12,077
NCR Corp./(1)/                                              797         18,921
Network Appliance Inc./(1)/                               2,641         26,410
Nuance Communications Inc./(1)/                             527          1,307
Palm Inc./(1)/                                              195          3,062
Pegasus Solutions Inc./(1)/                               1,193         11,966
Rainbow Technologies Inc./(1)/                               42            301
Red Hat Inc./(1)/                                         1,823         10,774
Redback Networks Inc./(1)/                                4,850          4,074
Safeguard Scientifics Inc./(1)/                             127            173
SanDisk Corp./(1)/                                          601         12,200
Sapient Corp./(1)/                                          593          1,216
Seagate Technology Inc.                                   1,574             --
Silicon Graphics Inc./(1)/                                4,478          5,060
SONICblue Inc./(1)/                                       8,187          3,766
Storage Technology Corp./(1)/                               373          7,990
StorageNetworks Inc./(1)/                                 3,568          4,139
Sun Microsystems Inc./(1)/                               17,244         53,629
SunGard Data Systems Inc./(1)/                            2,100         49,476
Synopsys Inc./(1)/                                          679         31,336
Take-Two Interactive Software Inc./(1)/                     900         21,141
Tellium Inc./(1)/                                         3,559          2,278
Turnstone Systems Inc./(1)/                                 424          1,145
Unisys Corp./(1)/                                         1,931         19,117
VeriSign Inc./(1)/                                          129          1,035
Veritas Software Corp./(1)/                               2,944         45,985
Vitria Technology Inc./(1)/                               4,095          3,071
Western Digital Corp./(1)/                                1,338          8,550
------------------------------------------------------------------------------
                                                                     2,681,291
------------------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.99%
------------------------------------------------------------------------------
Avon Products Inc.                                        1,440         77,573
Colgate-Palmolive Co.                                     2,950        154,668
Estee Lauder Companies Inc. "A"                           1,000         26,400
Gillette Co. (The)                                        5,665        171,989
International Flavors & Fragrances Inc.                   1,146         40,225
Kimberly-Clark Corp.                                      2,923        138,755
Procter & Gamble Co.                                      6,850  $     588,689
------------------------------------------------------------------------------
                                                                     1,198,299
------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.14%
------------------------------------------------------------------------------
Advanced Energy Industries Inc./(1)/                        215          2,735
Costco Wholesale Corp./(1)/                               2,662         74,696
Genuine Parts Co.                                         1,277         39,332
Grainger (W.W.) Inc.                                        774         39,900
Tech Data Corp./(1)/                                        285          7,684
------------------------------------------------------------------------------
                                                                       164,347
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 3.14%
------------------------------------------------------------------------------
Allied Capital Corp.                                      1,291         28,183
American Express Co.                                      6,960        246,036
Bear Stearns Companies Inc. (The)                           884         52,510
Capital One Financial Corp.                               1,441         42,827
Charter Municipal Mortgage Acceptance  Co                 2,823         49,036
Citigroup Inc.                                           30,967      1,089,729
Citigroup Inc. Warrants (Expires
 12/31/50)/(1)/                                             500            525
Countrywide Financial Corp.                                 957         49,429
Digital Insight Corp./(1)/                                  997          8,664
Fannie Mae                                                5,323        342,429
Forrester Research Inc./(1)/                              1,200         18,684
Franklin Resources Inc.                                   2,085         71,057
Freddie Mac                                               4,332        255,805
Friedman Billings Ramsey Group Inc.
 "A"/(1)/                                                 1,178         11,026
Goldman Sachs Group Inc. (The)                            2,741        186,662
Household International Inc.                              2,943         81,845
JP Morgan Chase & Co.                                    11,457        274,968
Lehman Brothers Holdings Inc.                             1,583         84,358
MBNA Corp.                                                7,949        151,190
Merrill Lynch & Co. Inc.                                  4,941        187,511
Morgan Stanley                                            6,358        253,811
Providian Financial Corp./(1)/                            1,066          6,918
Schwab (Charles) Corp. (The)                              7,658         83,089
Seacoast Financial Services Corp.                         2,004         40,102
SLM Corp.                                                   872         90,566
SoundView Technology Group Inc./(1)/                      3,439          5,158
Stilwell Financial Inc.                                   3,096         40,465
T. Rowe Price Group Inc.                                  1,873         51,095
------------------------------------------------------------------------------
                                                                     3,803,678
------------------------------------------------------------------------------

ELECTRIC - 1.14%
------------------------------------------------------------------------------
AES Corp. (The)/(1)/                                      3,144          9,495
Ameren Corp.                                              1,027         42,692
American Electric Power Co. Inc.                          1,954         53,403
Avista Corp.                                                950         10,982
Calpine Corp./(1)/                                        1,148          3,742
CenterPoint Energy Inc.                                   3,123         26,545
CH Energy Group Inc.                                      1,300         60,619

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

ELECTRIC (CONTINUED)
------------------------------------------------------------------------------
Cinergy Corp.                                             1,546  $      52,131
CMS Energy Corp.                                          2,109         19,909
Constellation Energy Group Inc.                           1,656         46,070
Dominion Resources Inc.                                   1,926        105,737
DQE Inc.                                                    824         12,558
DTE Energy Co.                                            1,065         49,416
Duke Energy Corp.                                         4,950         96,723
Edison International/(1)/                                 1,500         17,775
Entergy Corp.                                             1,615         73,628
Exelon Corp.                                              2,378        125,487
FirstEnergy Corp.                                         1,986         65,478
FPL Group Inc.                                            1,418         85,264
Mirant Corp./(1)/                                         1,827          3,453
NiSource Inc.                                             2,105         42,100
PG&E Corp./(1)/                                           2,250         31,275
Pinnacle West Capital Corp.                                 819         27,920
PNM Resources Inc.                                          887         21,128
PPL Corp.                                                 1,309         45,396
Progress Energy Inc.                                      1,629         70,617
Southern Co.                                              4,317        122,560
TXU Corp.                                                 1,708         31,905
Xcel Energy Inc.                                          3,157         34,727
------------------------------------------------------------------------------
                                                                     1,388,735
------------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.07%
------------------------------------------------------------------------------
American Power Conversion Corp./(1)/                      1,882         28,512
Capstone Turbine Corp./(1)/                               3,666          3,299
Energizer Holdings Inc./(1)/                                801         22,348
Molex Inc.                                                1,290         29,722
------------------------------------------------------------------------------
                                                                        83,881
------------------------------------------------------------------------------

ELECTRONICS - 0.47%
------------------------------------------------------------------------------
Agilent Technologies Inc./(1)/                            3,192         57,328
Applera Corp. - Applied Biosystems Group                  1,915         33,589
AstroPower Inc./(1)/                                        745          5,953
ATMI Inc./(1)/                                              323          5,982
Cymer Inc./(1)/                                             340         10,965
DuPont Photomasks Inc./(1)/                                 220          5,115
Electro Scientific Industries Inc./(1)/                     254          5,080
Energy Conversion Devices Inc./(1)/                         897          8,791
Exar Corp./(1)/                                             383          4,749
Fairchild Semiconductor International
 Corp. "A"/(1)/                                             427          4,573
General Cable Corp.                                         851          3,234
Hutchinson Technology Inc./(1)/                             584         12,089
II-VI Inc./(1)/                                           1,136         18,244
Invision Technologies Inc./(1)/                             500         13,180
Jabil Circuit Inc./(1)/                                   1,985         35,571
Johnson Controls Inc.                                       694         55,638
Keithley Instruments Inc.                                   939         11,737
Merix Corp./(1)/                                            900          7,560
Paradyne Networks Inc./(1)/                               2,284          2,924
Parker Hannifin Corp.                                       809  $      37,319
PerkinElmer Inc.                                          1,596         13,167
Photon Dynamics Inc./(1)/                                   654         14,911
Photronics Inc./(1)/                                        204          2,795
Power Integrations Inc./(1)/                                324          5,508
Sanmina-SCI Corp./(1)/                                    2,897         13,008
Solectron Corp./(1)/                                      4,651         16,511
Symbol Technologies Inc.                                  2,463         20,246
Tektronix Inc./(1)/                                       1,475         26,830
Therma-Wave Inc./(1)/                                     1,931          2,028
Thermo Electron Corp./(1)/                                2,199         44,244
Trimble Navigation Ltd./(1)/                              1,078         13,464
Triumph Group Inc./(1)/                                     510         16,289
Waters Corp./(1)/                                         1,127         24,546
Woodward Governor Co.                                       406         17,661
Zoran Corp./(1)/                                            313          4,404
------------------------------------------------------------------------------
                                                                       575,233
------------------------------------------------------------------------------

ENERGY & RELATED - 0.02%
------------------------------------------------------------------------------
Headwaters Inc./(1)/                                      1,229         19,062
Syntroleum Corp./(1)/                                     2,271          3,929
------------------------------------------------------------------------------
                                                                        22,991
------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.03%
------------------------------------------------------------------------------
Fluor Corp.                                               1,282         35,896
Washington Group Warrants (Expires
 03/11/03)/(1)/                                              17             --
------------------------------------------------------------------------------
                                                                        35,896
------------------------------------------------------------------------------

ENTERTAINMENT - 0.11%
------------------------------------------------------------------------------
Alliance Gaming Corp./(1)/                                1,516         25,817
Churchill Downs Inc.                                        551         21,037
Expedia Inc. "A"/(1)/                                       327         21,886
International Game Technology Inc./(1)/                     600         45,552
Macrovision Corp./(1)/                                      475          7,619
Steinway Musical Instruments Inc./(1)/                    1,063         17,295
------------------------------------------------------------------------------
                                                                       139,206
------------------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.10%
------------------------------------------------------------------------------
Allied Waste Industries Inc./(1)/                         1,483         14,830
Waste Connections Inc./(1)/                                 559         21,583
Waste Management Inc.                                     3,462         79,349
------------------------------------------------------------------------------
                                                                       115,762
------------------------------------------------------------------------------

FOOD - 0.92%
------------------------------------------------------------------------------
Albertson's Inc.                                          2,327         51,799
Archer-Daniels-Midland Co.                                3,612         44,789
Aurora Foods Inc./(1)/                                    3,901          3,043
Campbell Soup Co.                                         2,136         50,132
ConAgra Foods Inc.                                        3,479         87,010

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

FOOD (CONTINUED)
------------------------------------------------------------------------------
Del Monte Foods Co./(1)/                                    767  $       5,906
General Mills Inc.                                        1,997         93,759
Heinz (H.J.) Co.                                          1,719         56,504
J&J Snack Foods Corp./(1)/                                  805         28,747
Kellogg Co.                                               2,239         76,731
Kroger Co./(1)/                                           4,265         65,894
Nash Finch Co.                                              726          5,612
P.F. Chang's China Bistro Inc./(1)/                         900         32,670
Safeway Inc./(1)/                                         2,523         58,937
Sanderson Farms Inc.                                      1,407         29,420
Sara Lee Corp.                                            3,823         86,056
Smucker (J.M.) Co. (The)                                  1,135         45,184
SUPERVALU Inc.                                            1,524         25,161
Sysco Corp.                                               3,851        114,721
Tootsie Roll Industries Inc.                                669         20,525
Winn-Dixie Stores Inc.                                    1,891         28,894
Wrigley (William Jr.) Co.                                 1,826        100,211
------------------------------------------------------------------------------
                                                                     1,111,705
------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.25%
------------------------------------------------------------------------------
Georgia-Pacific Corp.                                     2,012         32,514
International Paper Co.                                   3,741        130,823
Louisiana-Pacific Corp./(1)/                              2,104         16,958
MeadWestvaco Corp.                                        2,010         49,667
Weyerhaeuser Co.                                          1,500         73,815
------------------------------------------------------------------------------
                                                                       303,777
------------------------------------------------------------------------------

GAS - 0.11%
------------------------------------------------------------------------------
Peoples Energy Corp.                                      1,131         43,713
Sempra Energy                                             1,459         34,505
Southwestern Energy Co./(1)/                              2,211         25,316
WGL Holdings Inc.                                         1,397         33,416
------------------------------------------------------------------------------
                                                                       136,950
------------------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.18%
------------------------------------------------------------------------------
Baldor Electric Co.                                         908         17,933
Black & Decker Corp.                                        658         28,222
Emerson Electric Co.                                      2,526        128,447
SPX Corp./(1)/                                              548         20,523
Stanley Works (The)                                         756         26,142
------------------------------------------------------------------------------
                                                                       221,267
------------------------------------------------------------------------------

HEALTH CARE - 2.16%
------------------------------------------------------------------------------
Aetna Inc.                                                1,163         47,823
Anthem Inc./(1)/                                          1,447         91,016
Bausch & Lomb Inc.                                          973         35,028
Baxter International Inc.                                 3,183         89,124
Becton, Dickinson & Co.                                   1,997         61,288
Biomet Inc.                                               2,203         63,138
Boston Scientific Corp./(1)/                              2,453        104,302
Cerner Corp./(1)/                                           361         11,285
Cerus Corp./(1)/                                            291          6,256
Cobalt Corp./(1)/                                         2,058         28,400
Enzon Pharmaceuticals Inc./(1)/                             347  $       5,802
Guidant Corp./(1)/                                        1,856         57,258
HCA Inc.                                                  3,660        151,890
HEALTHSOUTH Corp./(1)/                                    3,463         14,545
Johnson & Johnson                                        15,772        847,114
Medtronic Inc.                                            6,829        311,402
Oxford Health Plans Inc./(1)/                             1,378         50,228
Q-Med Inc./(1)/                                             801          5,014
Quest Diagnostics Inc./(1)/                                 986         56,103
St. Jude Medical Inc./(1)/                                1,548         61,487
Stryker Corp.                                             1,339         89,874
Tenet Healthcare Corp./(1)/                               3,926         64,386
Triad Hospitals Inc./(1)/                                 1,149         34,275
UnitedHealth Group Inc.                                   2,005        167,417
WellPoint Health Networks Inc./(1)/                       1,482        105,459
Zimmer Holdings Inc./(1)/                                 1,491         61,906
------------------------------------------------------------------------------
                                                                     2,621,820
------------------------------------------------------------------------------

HOME BUILDERS - 0.02%
------------------------------------------------------------------------------
Champion Enterprises Inc./(1)/                              627          1,787
Standard-Pacific Corp.                                    1,012         25,047
------------------------------------------------------------------------------
                                                                        26,834
------------------------------------------------------------------------------

HOME FURNISHINGS - 0.09%
------------------------------------------------------------------------------
Leggett & Platt Inc.                                      2,522         56,594
Libbey Inc.                                                 594         15,444
Maytag Corp.                                                831         23,683
Salton Inc./(1)/                                          1,900         18,278
------------------------------------------------------------------------------
                                                                       113,999
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.18%
------------------------------------------------------------------------------
Avery Dennison Corp.                                        848         51,796
Clorox Co.                                                1,543         63,649
Fortune Brands Inc.                                       1,132         52,649
Newell Rubbermaid Inc.                                    1,852         56,171
------------------------------------------------------------------------------
                                                                       224,265
------------------------------------------------------------------------------

INSURANCE - 2.25%
------------------------------------------------------------------------------
ACE Ltd.                                                  1,953         57,301
AFLAC Inc.                                                3,536        106,504
Allstate Corp. (The)                                      4,053        149,920
Ambac Financial Group Inc.                                  900         50,616
American International Group Inc.                        15,682        907,204
AON Corp.                                                 1,806         34,106
Chubb Corp.                                               1,100         57,420
CIGNA Corp.                                               1,010         41,531
Cincinnati Financial Corp.                                1,593         59,817
Commerce Group Inc.                                         675         25,306
Hancock (John) Financial Services Inc.                    2,900         80,910
Hartford Financial Services Group Inc.                    1,718         78,049
Jefferson-Pilot Corp.                                     1,892         72,104

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

INSURANCE (CONTINUED)
------------------------------------------------------------------------------
Kansas City Life Insurance Co.                              222  $       8,414
Loews Corp.                                               1,245         55,353
Marsh & McLennan Companies Inc.                           3,226        149,073
MBIA Inc.                                                 1,186         52,018
MetLife Inc.                                              4,816        130,225
MGIC Investment Corp.                                       808         33,370
PICO Holdings Inc./(1)/                                   1,017         13,466
Principal Financial Group Inc.                            2,317         69,811
ProAssurance Corp./(1)/                                     722         15,162
Progressive Corp. (The)                                   1,576         78,217
Prudential Financial Inc.                                 3,368        106,900
SAFECO Corp.                                              1,508         52,282
St. Paul Companies Inc.                                   1,608         54,752
Travelers Property Casualty
 Corp. "B"/(1)/                                           5,381         78,832
UNUMProvident Corp.                                       2,322         40,728
XL Capital Ltd. "A"                                         919         70,993
------------------------------------------------------------------------------
                                                                     2,730,384
------------------------------------------------------------------------------

IRON / STEEL - 0.03%
------------------------------------------------------------------------------
Allegheny Technologies Inc.                               3,391         21,126
Oregon Steel Mills Inc./(1)/                                254          1,021
United States Steel Corp.                                 1,430         18,762
------------------------------------------------------------------------------
                                                                        40,909
------------------------------------------------------------------------------

LEISURE TIME - 0.17%
------------------------------------------------------------------------------
Brunswick Corp.                                             875         17,377
Carnival Corp. "A"                                        3,595         89,695
Harley-Davidson Inc.                                      1,572         72,626
Sabre Holdings Corp./(1)/                                 1,253         22,692
------------------------------------------------------------------------------
                                                                       202,390
------------------------------------------------------------------------------

LODGING - 0.13%
------------------------------------------------------------------------------
Harrah's Entertainment Inc./(1)/                          1,100         43,560
Hilton Hotels Corp.                                       3,594         45,680
Marriott International Inc. "A"                           1,439         47,300
Starwood Hotels & Resorts Worldwide Inc.                  1,100         26,114
------------------------------------------------------------------------------
                                                                       162,654
------------------------------------------------------------------------------

MACHINERY - 0.31%
------------------------------------------------------------------------------
Brooks-PRI Automation Inc./(1)/                             255          2,922
Caterpillar Inc.                                          2,282        104,333
Deere & Co.                                               1,500         68,775
Dover Corp.                                               1,695         49,426
Electroglas Inc./(1)/                                     1,663          2,561
Flowserve Corp./(1)/                                        555          8,208
Ingersoll-Rand Co. "A"                                    1,463         62,997
NACCO Industries Inc.                                       400         17,508
Rockwell Automation Inc.                                  2,078         43,035
Terex Corp./(1)/                                          1,300  $      14,482
------------------------------------------------------------------------------
                                                                       374,247
------------------------------------------------------------------------------

MANUFACTURERS - 1.94%
------------------------------------------------------------------------------
Carlisle Companies Inc.                                     800         33,104
Cooper Industries Ltd.                                      640         23,328
Danaher Corp.                                               964         63,335
Eastman Kodak Co.                                         2,011         70,465
FMC Corp./(1)/                                              700         19,124
General Electric Co.                                     52,258      1,272,482
Honeywell International Inc.                              4,942        118,608
Illinois Tool Works Inc.                                  2,147        139,254
ITT Industries Inc.                                         782         47,460
Pall Corp.                                                2,093         34,911
Teleflex Inc.                                               686         29,423
Textron Inc.                                                900         38,691
3M Co.                                                    2,144        264,355
Tyco International Ltd.                                  11,670        199,324
------------------------------------------------------------------------------
                                                                     2,353,864
------------------------------------------------------------------------------

MANUFACTURING - 0.02%
------------------------------------------------------------------------------
Kaydon Corp.                                              1,109         23,522
------------------------------------------------------------------------------
                                                                        23,522
------------------------------------------------------------------------------

MEDIA - 1.85%
------------------------------------------------------------------------------
Acacia Research - Acacia Technologies/(1)/                1,212          2,921
AOL Time Warner Inc./(1)/                                26,568        348,041
Clear Channel Communications Inc./(1)/                    3,744        139,614
Comcast Corp. "A"/(1)/                                   20,373        480,192
Comcast Corp. Special "A"/(1)/                            5,378        121,489
Gannett Co. Inc.                                          1,866        133,979
Gray Television Inc. "A"                                  1,917         22,716
Insight Communications Co. Inc./(1)/                      1,400         17,332
Knight Ridder Inc.                                          694         43,895
Lin TV Corp. "A"/(1)/                                       700         17,045
LodgeNet Entertainment Corp./(1)/                           851          9,089
McGraw-Hill Companies Inc. (The)                          1,112         67,209
Meredith Corp.                                            1,001         41,151
Spanish Broadcasting System Inc. "A"/(1)/                 1,399         10,073
Tribune Co.                                               2,200        100,012
Univision Communications Inc. "A"/(1)/                    1,409         34,520
Viacom Inc. "B"/(1)/                                     10,741        437,803
Walt Disney Co. (The)                                    12,038        196,340
XM Satellite Radio Holdings Inc. "A"/(1)/                 1,272          3,422
Young Broadcasting Inc. "A"/(1)/                          1,100         14,487
------------------------------------------------------------------------------
                                                                     2,241,330
------------------------------------------------------------------------------

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

MINING - 0.21%
------------------------------------------------------------------------------
Alcoa Inc.                                                5,140    $   117,089
Newmont Mining Corp.                                      3,022         87,729
Phelps Dodge Corp./(1)/                                   1,037         32,821
Stillwater Mining Co./(1)/                                2,100         11,235
------------------------------------------------------------------------------
                                                                       248,874
------------------------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.12%
------------------------------------------------------------------------------
Global Imaging Systems Inc./(1)/                            760         13,969
HON Industries Inc.                                       1,272         35,972
Pitney Bowes Inc.                                         1,703         55,620
Xerox Corp./(1)/                                          4,803         38,664
------------------------------------------------------------------------------
                                                                       144,225
------------------------------------------------------------------------------

OIL & GAS PRODUCERS - 2.54%
------------------------------------------------------------------------------
Amerada Hess Corp.                                          638         35,122
Anadarko Petroleum Corp.                                  1,349         64,617
Apache Corp.                                              1,084         61,777
Atwood Oceanics Inc./(1)/                                   700         21,070
Burlington Resources Inc.                                 1,213         51,734
Cabot Oil & Gas Corp. "A"                                 1,600         39,648
ChevronTexaco Corp.                                       6,295        418,492
ConocoPhillips                                            4,088        197,818
Devon Energy Corp.                                        1,099         50,444
EOG Resources Inc.                                        1,100         43,912
Evergreen Resources Inc./(1)/                               900         40,365
Exploration Company of Delaware (The)/(1)/                2,388          7,116
Exxon Mobil Corp.                                        40,236      1,405,846
Forest Oil Corp./(1)/                                     1,000         27,650
Hanover Compressor Co./(1)/                               1,200         11,016
Kerr-McGee Corp.                                            870         38,541
Kinder Morgan Inc.                                          800         33,816
Marathon Oil Corp.                                        2,389         50,862
Meridian Resource Corp. (The)/(1)/                        2,258          2,032
Nabors Industries Ltd./(1)/                               1,062         37,457
Noble Corp./(1)/                                          1,381         48,542
Nuevo Energy Co./(1)/                                     1,000         11,100
Occidental Petroleum Corp.                                2,313         65,805
Penn Virginia Corp.                                         978         35,550
Plains Exploration & Production Co./(1)/                    214          2,087
Remington Oil & Gas Corp./(1)/                            1,500         24,615
Rowan Companies Inc.                                      1,475         33,483
SEACOR SMIT Inc./(1)/                                     1,300         57,850
Spinnaker Exploration Co./(1)/                              916         20,198
Stone Energy Corp./(1)/                                     900         30,024
Transocean Inc.                                           2,475         57,420
Unocal Corp.                                              1,864         57,001
------------------------------------------------------------------------------
                                                                     3,083,010
------------------------------------------------------------------------------

OIL & GAS SERVICES - 0.28%
------------------------------------------------------------------------------
Baker Hughes Inc.                                         1,806         58,135
CARBO Ceramics Inc.                                         371         12,503
FMC Technologies Inc./(1)/                                1,215         24,822
Halliburton Co.                                           2,703  $      50,573
Schlumberger Ltd.                                         3,203        134,814
Smith International Inc./(1)/                             1,300         42,406
Veritas DGC Inc./(1)/                                     2,400         18,960
------------------------------------------------------------------------------
                                                                       342,213
------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.05%
------------------------------------------------------------------------------
Crown Cork & Seal Co. Inc./(1)/                           1,886         14,994
EarthShell Corp./(1)/                                     5,234          3,036
Sealed Air Corp./(1)/                                     1,068         39,836
------------------------------------------------------------------------------
                                                                        57,866
------------------------------------------------------------------------------

PHARMACEUTICALS - 3.32%
------------------------------------------------------------------------------
Abbott Laboratories                                       8,339        333,560
Abgenix Inc./(1)/                                         2,466         18,174
Advanced Medical Optics Inc./(1)/                           827          9,899
Allergan Inc.                                               822         47,364
AmerisourceBergen Corp.                                     797         43,285
Amylin Pharmaceuticals Inc./(1)/                            478          7,715
Andrx Group/(1)/                                            399          5,853
Aphton Corp./(1)/                                           127            489
ArQule Inc./(1)/                                          1,981          6,042
AVANIR Pharmaceuticals "A"/(1)/                           3,414          3,414
Bristol-Myers Squibb Co.                                 10,118        234,232
Cardinal Health Inc.                                      2,329        137,854
Celgene Corp./(1)/                                        1,200         25,764
Columbia Laboratories Inc./(1)/                           1,356          4,556
CV Therapeutics Inc./(1)/                                   177          3,225
Forest Laboratories Inc. "A"/(1)/                         1,066        104,703
Geron Corp./(1)/                                          1,178          4,241
Gilead Sciences Inc./(1)/                                 1,400         47,600
ImClone Systems Inc./(1)/                                   199          2,114
Inhale Therapeutic Systems Inc./(1)/                        327          2,642
InterMune Inc./(1)/                                         245          6,250
IVAX Corp./(1)/                                             962         11,669
King Pharmaceuticals Inc./(1)/                            2,197         37,766
Lilly (Eli) and Co.                                       6,031        382,969
Medarex Inc./(1)/                                         1,566          6,186
MedImmune Inc./(1)/                                       1,683         45,727
Merck & Co. Inc.                                         11,945        676,206
MGI Pharma Inc./(1)/                                      1,678         12,166
NaPro BioTherapeutics Inc./(1)/                           2,222          1,467
NPS Pharmaceuticals Inc./(1)/                               265          6,670
OSI Pharmaceuticals Inc./(1)/                               343          5,625
Penwest Pharmaceuticals Co./(1)/                          1,429         15,147
Peregrine Pharmaceuticals Inc./(1)/                       4,006          3,125
Pfizer Inc.                                              32,620        997,193
Pharmacia Corp.                                           6,837        285,787
Rigel Pharmaceuticals Inc./(1)/                           1,205          1,327
Schering-Plough Corp.                                     7,742        171,872
Sepracor Inc./(1)/                                        1,802         17,425
SICOR Inc./(1)/                                             512          8,115
Vical Inc./(1)/                                           1,405          4,875
Watson Pharmaceuticals Inc./(1)/                            870         24,595

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

PHARMACEUTICALS (CONTINUED)
------------------------------------------------------------------------------
Wyeth                                                     7,027  $     262,810
------------------------------------------------------------------------------
                                                                     4,027,698
------------------------------------------------------------------------------

PIPELINES - 0.03%
------------------------------------------------------------------------------
Dynegy Inc. "A"                                           4,930          5,817
El Paso Corp.                                             3,901         27,151
Williams Companies Inc.                                   3,009          8,124
------------------------------------------------------------------------------
                                                                        41,092
------------------------------------------------------------------------------

REAL ESTATE - 0.06%
------------------------------------------------------------------------------
Catellus Development Corp./(1)/                           1,568         31,125
LNR Property Corp.                                          800         28,320
Wellsford Real Properties Inc./(1)/                       1,100         17,336
------------------------------------------------------------------------------
                                                                        76,781
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.48%
------------------------------------------------------------------------------
Alexandria Real Estate Equities Inc.                      1,890         80,514
Capital Automotive                                          232          5,498
Capstead Mortgage Corp.                                     968         23,861
CBL & Associates Properties Inc.                          2,333         93,437
Correctional Properties Trust                             2,950         64,015
Crown American Realty Trust                               4,734         43,553
Koger Equity Inc.                                         4,123         64,319
Mid-America Apartment Communities Inc.                    1,750         42,788
Parkway Properties Inc.                                   1,433         50,270
Thornbury Mortgage Inc.                                   3,795         76,280
Winston Hotels Inc.                                       4,230         32,994
------------------------------------------------------------------------------
                                                                       577,529
------------------------------------------------------------------------------

RETAIL - 3.07%
------------------------------------------------------------------------------
Abercrombie & Fitch Co. "A"/(1)/                          1,200         24,552
Amazon.com Inc./(1)/                                      1,687         31,867
AutoZone Inc./(1)/                                          680         48,042
Bed Bath & Beyond Inc./(1)/                               1,873         64,675
Best Buy Co. Inc./(1)/                                    1,988         48,010
CarMax Inc./(1)/                                            634         11,336
Cato Corp. "A"                                              890         19,215
CDW Computer Centers Inc./(1)/                              600         26,310
Charming Shoppes Inc./(1)/                                2,916         12,189
Circuit City Stores Inc.                                  2,021         14,996
CVS Corp.                                                 2,402         59,978
Darden Restaurants Inc.                                   2,022         41,350
Deb Shops Inc.                                              805         17,879
Dollar General Corp.                                      2,203         26,326
Dollar Tree Stores Inc./(1)/                              1,263         31,032
eBay Inc./(1)/                                            1,668        113,124
Family Dollar Stores Inc.                                 1,200         37,452
Federated Department Stores Inc./(1)/                     1,328         38,193
Fred's Inc.                                                 892         22,924
Gap Inc. (The)                                            5,191         80,564
Guitar Center Inc./(1)/                                   1,073         17,769
Home Depot Inc.                                          14,381  $     344,569
Kohls Corp./(1)/                                          1,971        110,277
Limited Brands Inc.                                       3,187         44,395
Lowe's Companies Inc.                                     4,442        166,575
May Department Stores Co. (The)                           1,624         37,320
McDonald's Corp.                                          7,833        125,955
Men's Wearhouse Inc. (The)/(1)/                           1,100         18,865
Michaels Stores Inc./(1)/                                   800         25,040
Mossimo Inc./(1)/                                           770          4,235
Nordstrom Inc.                                            1,743         33,065
Office Depot Inc./(1)/                                    2,875         42,435
Outback Steakhouse Inc.                                     922         31,754
Payless ShoeSource Inc./(1)/                                423         21,772
Penney (J.C.) Co. Inc. (Holding Co.)                      1,313         30,212
Priceline.com Inc./(1)/                                   2,482          3,971
RadioShack Corp.                                          1,388         26,011
Sears, Roebuck and Co.                                    2,012         48,187
Sports Resorts International Inc./(1)/                      778          4,567
Staples Inc./(1)/                                         2,933         53,674
Starbucks Corp./(1)/                                      2,611         53,212
Target Corp.                                              4,993        149,790
Tiffany & Co.                                             1,231         29,433
TJX Companies Inc.                                        3,208         62,620
Toys R Us Inc./(1)/                                       1,570         15,700
Tweeter Home Entertainment Group Inc./(1)/                1,227          7,092
Walgreen Co.                                              5,931        173,126
Wal-Mart Stores Inc.                                     23,511      1,187,541
Wendy's International Inc.                                1,346         36,436
Yum! Brands Inc./(1)/                                     2,178         52,751
------------------------------------------------------------------------------
                                                                     3,728,363
------------------------------------------------------------------------------

SEMICONDUCTORS - 1.21%
------------------------------------------------------------------------------
Advanced Micro Devices Inc./(1)/                          3,325         21,480
Agere Systems Inc. "B"/(1)/                               7,851         10,991
Altera Corp./(1)/                                         3,019         37,254
Analog Devices Inc./(1)/                                  1,910         45,592
Applied Materials Inc./(1)/                               8,458        110,208
Applied Micro Circuits Corp./(1)/                         1,587          5,856
Atmel Corp./(1)/                                          2,729          6,086
Broadcom Corp. "A"/(1)/                                   2,105         31,701
Conexant Systems Inc./(1)/                                1,453          2,339
Credence Systems Corp./(1)/                               1,690         15,768
Cree Inc./(1)/                                            1,224         20,012
GlobeSpanVirata Inc./(1)/                                   883          3,894
Integrated Circuit Systems Inc./(1)/                        572         10,439
Integrated Device Technology Inc./(1)/                    1,500         12,555
Intel Corp.                                              34,531        537,648
International Rectifier Corp./(1)/                          432          7,975
Intersil Corp. "A"/(1)/                                     312          4,349
KLA-Tencor Corp./(1)/                                     1,038         36,714
Lam Research Corp./(1)/                                     563          6,080
Lattice Semiconductor Corp./(1)/                            168          1,473
Linear Technology Corp.                                   1,615         41,538

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

SEMICONDUCTORS (CONTINUED)
------------------------------------------------------------------------------
LSI Logic Corp./(1)/                                      2,669  $      15,400
Maxim Integrated Products Inc.                            1,792         59,208
Microchip Technology Inc.                                 1,550         37,898
Micron Technology Inc./(1)/                               3,843         37,431
Mykrolis Corp./(1)/                                       1,254          9,154
National Semiconductor Corp./(1)/                         1,628         24,436
Novellus Systems Inc./(1)/                                  944         26,508
NVIDIA Corp./(1)/                                         1,770         20,373
ON Semiconductor Corp./(1)/                               2,076          2,844
Optical Communication Products Inc./(1)/                  3,917          4,230
QLogic Corp./(1)/                                           709         24,468
Rambus Inc./(1)/                                            456          3,060
Silicon Laboratories Inc./(1)/                              253          4,827
Skyworks Solutions Inc./(1)/                                644          5,551
Teradyne Inc./(1)/                                        1,827         23,769
Texas Instruments Inc.                                    9,986        149,890
Transmeta Corp./(1)/                                      2,753          3,221
TriQuint Semiconductor Inc./(1)/                          1,500          6,360
Vitesse Semiconductor Corp./(1)/                          1,114          2,434
Xilinx Inc./(1)/                                          2,044         42,106
------------------------------------------------------------------------------
                                                                     1,473,120
------------------------------------------------------------------------------

SOFTWARE - 2.37%
------------------------------------------------------------------------------
Acclaim Entertainment Inc./(1)/                           4,076          2,690
Adobe Systems Inc.                                        1,646         40,822
Akamai Technologies Inc./(1)/                             1,845          3,192
Ariba Inc./(1)/                                             593          1,471
Automatic Data Processing Inc.                            3,620        142,085
BEA Systems Inc./(1)/                                     2,697         30,935
BMC Software Inc./(1)/                                    2,108         36,068
Borland Software Corp./(1)/                                 657          8,081
Cadence Design Systems Inc./(1)/                          2,277         26,846
Certegy Inc./(1)/                                           887         21,776
CheckFree Corp./(1)/                                        302          4,832
Chordiant Software Inc./(1)/                              2,313          3,331
Citrix Systems Inc./(1)/                                  1,283         15,807
Computer Associates International Inc.                    3,444         46,494
Compuware Corp./(1)/                                      3,070         14,736
EarthLink Inc./(1)/                                         565          3,079
Edwards (J.D.) & Co./(1)/                                   791          8,922
Electronic Arts Inc./(1)/                                   900         44,793
eUniverse Inc./(1)/                                       1,222          6,941
First Data Corp.                                          4,060        143,765
Fiserv Inc./(1)/                                          1,321         44,848
Homestore.com Inc./(1)/                                   4,570          3,885
i2 Technologies Inc./(1)/                                 4,967          5,712
IMS Health Inc.                                           2,466         39,456
Inktomi Corp./(1)/                                        2,725          4,360
Interland Inc./(1)/                                       3,313          4,307
Inter-Tel Inc.                                              834         17,439
Intuit Inc./(1)/                                          1,221         57,289
Mercury Interactive Corp./(1)/                              654         19,391
Microsoft Corp./(1)/                                     28,533      1,475,156
NetIQ Corp./(1)/                                            489  $       6,039
Network Associates Inc./(1)/                              1,366         21,979
NIC Inc./(1)/                                             2,608          3,677
Novell Inc./(1)/                                          1,969          6,576
Oracle Corp./(1)/                                        28,473        307,508
Overture Services Inc./(1)/                                 468         12,781
PeopleSoft Inc./(1)/                                      2,005         36,692
Per-Se Technologies Inc./(1)/                             1,424         12,772
Pinnacle Systems Inc./(1)/                                1,321         17,979
Portal Software Inc./(1)/                                 5,294          4,278
Rational Software Corp./(1)/                              2,835         29,456
Siebel Systems Inc./(1)/                                  3,336         24,953
Symantec Corp./(1)/                                       1,000         40,510
Vignette Corp./(1)/                                       5,056          6,204
Websense Inc./(1)/                                          357          7,626
Yahoo! Inc./(1)/                                          3,558         58,173
------------------------------------------------------------------------------
                                                                     2,875,712
------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.36%
------------------------------------------------------------------------------
ADC Telecommunications Inc./(1)/                          3,613          7,551
Avanex Corp./(1)/                                         2,373          2,420
Avaya Inc./(1)/                                           1,902          4,660
CIENA Corp./(1)/                                          1,732          8,902
Comverse Technology Inc./(1)/                             2,119         21,232
Handspring Inc./(1)/                                      3,531          3,354
JDS Uniphase Corp./(1)/                                   7,247         17,900
Lucent Technologies Inc./(1)/                            19,811         24,962
Motorola Inc.                                            13,074        113,090
Oplink Communications Inc./(1)/                           6,670          5,203
Proxim Corp. "A"/(1)/                                     5,586          4,860
QUALCOMM Inc./(1)/                                        4,128        150,218
RF Micro Devices Inc./(1)/                                2,051         15,034
Scientific-Atlanta Inc.                                   1,994         23,649
Sonus Networks Inc./(1)/                                  4,635          4,635
Tellabs Inc./(1)/                                         2,800         20,356
Terayon Communication Systems Inc./(1)/                     800          1,640
Tollgrade Communications Inc./(1)/                          600          7,038
------------------------------------------------------------------------------
                                                                       436,704
------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.79%
------------------------------------------------------------------------------
Aether Systems Inc./(1)/                                  1,136          4,271
AirGate PCS Inc./(1)/                                     3,162          1,960
Alamosa Holdings Inc./(1)/                                4,586          2,385
Alaska Communications Systems Group
 Inc./(1)/                                                  593          1,091
Allegiance Telecom Inc./(1)/                              4,378          2,933
AT&T Wireless Services Inc./(1)/                         16,498         93,214
Avocent Corp./(1)/                                        1,003         22,287
C-COR.net Corp./(1)/                                      1,187          3,941
Corning Inc./(1)/                                         4,850         16,054
EchoStar Communications Corp./(1)/                        1,797         40,001
Emulex Corp./(1)/                                           513          9,516
Finisar Corp./(1)/                                        3,921          3,725

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)
------------------------------------------------------------------------------
InterDigital Communications Corp./(1)/                      540  $       7,862
Intrado Inc./(1)/                                         1,249         12,401
Level 3 Communications Inc./(1)/                          1,073          5,258
MRV Communications Inc./(1)/                              3,431          3,671
Next Level Communications Inc./(1)/                       2,734          2,217
Nextel Communications Inc. "A"/(1)/                       4,967         57,369
Price Communications Corp./(1)/                             822         11,368
Qwest Communications International
 Inc./(1)/                                                8,919         44,595
RCN Corp./(1)/                                            3,970          2,104
Sirius Satellite Radio Inc./(1)/                          1,906          1,220
Sprint Corp. (PCS Group)/(1)/                             5,571         24,401
United Online Inc./(1)/                                     379          6,042
US Unwired Inc. "A"/(1)/                                  3,597          1,763
Verizon Communications Inc.                              14,577        564,859
WebEx Communications Inc./(1)/                              319          4,785
Western Wireless Corp. "A"/(1)/                             400          2,120
------------------------------------------------------------------------------
                                                                       953,413
------------------------------------------------------------------------------

TELEPHONE - 0.98%
------------------------------------------------------------------------------
Alltel Corp.                                              2,230        113,730
AT&T Corp.                                                4,665        121,803
BellSouth Corp.                                          11,363        293,961
CenturyTel Inc.                                           1,285         37,753
SBC Communications Inc.                                  20,210        547,893
Sprint Corp. (FON Group)                                  5,218         75,557
------------------------------------------------------------------------------
                                                                     1,190,697
------------------------------------------------------------------------------

TEXTILES - 0.11%
------------------------------------------------------------------------------
Cintas Corp.                                              1,170         53,528
G&K Services Inc. "A"                                     1,205         42,658
UniFirst Corp.                                            1,688         34,098
WestPoint Stevens Inc./(1)/                               4,782          2,821
------------------------------------------------------------------------------
                                                                       133,105
------------------------------------------------------------------------------

TOBACCO - 0.45%
------------------------------------------------------------------------------
Philip Morris Companies Inc.                             11,249        455,922
R.J. Reynolds Tobacco Holdings Inc.                       1,060         44,637
UST Inc.                                                  1,218         40,718
------------------------------------------------------------------------------
                                                                       541,277
------------------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.07%
------------------------------------------------------------------------------
Hasbro Inc.                                               2,756         31,832
Mattel Inc.                                               2,654         50,824
------------------------------------------------------------------------------
                                                                        82,656
------------------------------------------------------------------------------

TRANSPORTATION - 0.83%
------------------------------------------------------------------------------
Arkansas Best Corp./(1)/                                  1,400         36,373
Burlington Northern Santa Fe Corp.                        2,209         57,456
CSX Corp.                                                 1,204         34,085
Dollar Thrifty Automotive Group Inc./(1)/                 1,000  $      21,150
EGL Inc./(1)/                                             1,600         22,800
FedEx Corp.                                               2,232        121,019
Hunt (J.B.) Transport Services Inc./(1)/                  1,600         46,880
Kansas City Southern Industries Inc./(1)/                 2,135         25,620
Norfolk Southern Corp.                                    2,702         54,013
Overseas Shipholding Group Inc.                           2,100         37,590
SCS Transportation Inc./(1)/                                850          8,424
Union Pacific Corp.                                       1,396         83,579
United Parcel Service Inc. "B"                            5,819        367,063
USFreightways Corp.                                       1,700         48,875
Yellow Corp./(1)/                                         1,500         37,787
------------------------------------------------------------------------------
                                                                     1,002,714
------------------------------------------------------------------------------

TRUCKING & LEASING - 0.01%
------------------------------------------------------------------------------
Interpool Inc.                                            1,102         17,698
------------------------------------------------------------------------------
                                                                        17,698
------------------------------------------------------------------------------

WATER - 0.03%
------------------------------------------------------------------------------
Middlesex Water Co.                                       1,807         37,893
------------------------------------------------------------------------------
                                                                        37,893
------------------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
(Cost: $61,528,409)                                                 54,049,007
------------------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 12.05%

AUSTRALIA - 0.56%
------------------------------------------------------------------------------
Coles Myer Ltd. ADR                                       2,154         60,312
Energy Developments Ltd.                                 36,912         54,249
National Australia Bank ADR                               2,156        193,501
News Corporation Ltd. ADR                                 1,839         48,274
Rio Tinto PLC ADR                                         1,934        153,811
Sons of Gwalia Ltd.                                      30,559         44,568
Westpac Banking Corp. ADR                                 3,428        132,287
------------------------------------------------------------------------------
                                                                       687,002
------------------------------------------------------------------------------

DENMARK - 0.16%
------------------------------------------------------------------------------
Novo-Nordisk A/S ADR                                      3,858        111,496
TDC A/S ADR                                               6,983         83,098
------------------------------------------------------------------------------
                                                                       194,594
------------------------------------------------------------------------------

FINLAND - 0.30%
------------------------------------------------------------------------------
Nokia OYJ ADR                                             8,700        134,850
Outokumpu OYJ                                             1,378         12,002
Rautaruukki OYJ                                          16,680         60,214
Stora Enso OYJ "R"                                          806          8,500
TietoEnator OYJ                                             808         11,023

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

FINLAND (CONTINUED)
------------------------------------------------------------------------------
Uponor OYJ                                                6,358  $     129,972
------------------------------------------------------------------------------
                                                                       356,561
------------------------------------------------------------------------------

FRANCE - 0.95%
------------------------------------------------------------------------------
Alcatel SA ADR                                            8,456         37,545
Autoroutes du Sud de la France SA/(1)/                      237          5,728
Aventis SA ADR                                            5,088        275,719
AXA ADR                                                   9,535        128,246
BNP Paribas SA                                            3,111        126,768
France Telecom SA ADR                                     1,356         24,096
LVMH Moet Hennessy Louis Vuitton SA                       2,139         87,879
Societe Generale "A"                                        745         43,390
STMicroelectronics NV                                     1,504         29,483
Total Fina Elf SA ADR                                     5,015        358,573
Total Fina SA Warrants (Expires
 08/08/03)/(1)/                                              81          1,933
Vivendi Universal SA                                        226          3,650
Vivendi Universal SA ADR                                  1,492         23,976
------------------------------------------------------------------------------
                                                                     1,146,986
------------------------------------------------------------------------------

GERMANY - 0.60%
------------------------------------------------------------------------------
Bayer AG                                                    314          6,739
DaimlerChrysler AG                                        5,353        164,069
Deutsche Bank AG                                          2,524        116,277
Deutsche Telekom AG ADR                                   8,004        101,651
E.ON AG                                                   4,392        177,215
RWE AG                                                    1,286         33,333
SAP AG ADR                                                2,437         47,522
Siemens AG                                                1,659         70,509
------------------------------------------------------------------------------
                                                                       717,315
------------------------------------------------------------------------------

HONG KONG - 0.20%
------------------------------------------------------------------------------
Bank of East Asia Ltd.                                   28,800         49,303
Cheung Kong (Holdings) Ltd.                               1,000          6,508
CLP Holdings Ltd.                                         7,000         28,185
Hang Seng Bank Ltd.                                         900          9,579
Hong Kong & China Gas Co. Ltd.                           47,300         61,260
Hongkong Electric Holdings Ltd.                           8,000         30,263
Sun Hung Kai Properties Ltd.                              1,000          5,924
Swire Pacific Ltd. "A"                                    7,500         28,660
Wharf Holdings Ltd.                                      11,000         20,735
------------------------------------------------------------------------------
                                                                       240,417
------------------------------------------------------------------------------

IRELAND - 0.14%
------------------------------------------------------------------------------
Allied Irish Banks PLC ADR                                6,176        166,011
------------------------------------------------------------------------------
                                                                       166,011
------------------------------------------------------------------------------

ITALY - 0.55%
------------------------------------------------------------------------------
Assicurazioni Generali SpA                                  370          7,610
Autostrade SpA                                            6,777         67,420
Banca Intesa SpA                                         14,435  $      30,448
Benetton Group SpA ADR                                    4,882         87,388
ENI-Ente Nazionale Idrocarburi SpA ADR                    1,560        122,444
Fiat SpA ADR                                              4,478         35,600
San Paolo-IMI SpA ADR                                     5,997         77,061
Seat-Pagine Gialle SpA/(1)/                              41,059         27,964
Unicredito Italiano SpA                                  50,787        203,057
------------------------------------------------------------------------------
                                                                       658,992
------------------------------------------------------------------------------

JAPAN - 2.56%
------------------------------------------------------------------------------
Canon Inc. ADR                                            3,272        120,573
Daiwa Securities Group Inc.                              11,000         48,850
Fuji Photo Film Co. Ltd. ADR                              2,462         78,956
Hitachi Ltd. ADR                                          1,460         54,385
Honda Motor Company Ltd. ADR                              6,421        115,963
Ito-Yokado Co. Ltd. ADR                                   3,001         85,078
Japan Airlines System Corp. ADR                           7,632         80,136
Kirin Brewery Co. Ltd. ADR                               24,120        144,961
Kubota Corp. ADR                                         10,525        139,456
Kyocera Corp. ADR                                         1,046         59,779
Makita Corp.                                             10,000         72,470
Makita Corp. ADR                                          3,040         22,040
Matsushita Electric Industrial Co. Ltd.
 ADR                                                      7,599         72,950
Millea Holdings Inc. ADR                                  4,607        162,166
Mitsubishi Corp. ADR                                      8,741        104,892
Mitsui & Co. ADR                                          1,172        106,886
Murata Manufacturing Co. Ltd.                             1,000         39,184
NEC Corp. ADR                                            11,218         42,180
Nikko Cordial Corp.                                      11,000         37,078
Nintendo Co. Ltd.                                           300         28,036
Nippon Steel Corp.                                       31,000         36,311
Nippon System Development Co. Ltd.                        7,600         89,020
Nippon Telegraph & Telephone Corp. ADR                    6,022        106,349
Nissan Motor Co. Ltd. ADR                                 6,006         92,372
Nomura Holdings Inc.                                      6,000         67,448
NTT DoCoMo Inc.                                              39         71,973
Oki Electric Industry Co. Ltd./(1)/                      80,000        129,435
Pioneer Corp. ADR                                         4,237         77,961
Ricoh Corp. Ltd. ADR                                      1,292        105,104
Rohm Co. Ltd.                                               600         76,397
Secom Co. Ltd.                                            2,000         68,594
Seven-Eleven Japan Co. Ltd.                               1,000         30,505
Shin-Etsu Chemical Co. Ltd.                               1,300         42,614
Sony Corp. ADR                                            1,998         82,537
Sumitomo Mitsui Financial Group Inc./(1)/                     9         28,137
Takeda Chemical Industries Ltd.                           1,000         41,797
Takefuji Corp.                                              490         28,284
Tokyo Electric Power Co. Inc. (The)                       2,800         53,206
Tokyo Electron Ltd.                                       1,100         49,777
Toyota Motor Corp. ADR                                    3,990        211,470

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES          VALUE
------------------------------------------------------------------------------

JAPAN (CONTINUED)
------------------------------------------------------------------------------
UFJ Holdings Inc.                                            11  $      11,123
------------------------------------------------------------------------------
                                                                     3,116,433
------------------------------------------------------------------------------

NETHERLANDS - 0.91%
------------------------------------------------------------------------------
Abn Amro Holding NV ADR                                   9,233        149,390
Aegon NV ADR                                              4,571         58,646
Akzo Nobel NV ADR                                         2,640         84,190
ING Groep NV ADR                                          3,618         60,927
Koninklijke Ahold NV ADR                                  6,465         82,299
Koninklijke (Royal) KPN NV/(1)/                           9,968         64,855
Koninklijke (Royal) Philips Electronics
 NV - NY Shares                                           4,729         83,609
Reed Elsevier NV ADR                                      6,264        154,220
Royal Dutch Petroleum Co.                                 6,534        287,642
Unilever NV - CVA                                         1,104         67,832
------------------------------------------------------------------------------
                                                                     1,093,610
------------------------------------------------------------------------------

NEW ZEALAND - 0.03%
------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. ADR                     2,178         41,643
------------------------------------------------------------------------------
                                                                        41,643
------------------------------------------------------------------------------

NORWAY - 0.00%
------------------------------------------------------------------------------
Gjensidige NOR ASA                                          153          5,013
------------------------------------------------------------------------------
                                                                         5,013
------------------------------------------------------------------------------

PORTUGAL - 0.03%
------------------------------------------------------------------------------
Banco Comercial Portugues ADR                             2,762         32,454
------------------------------------------------------------------------------
                                                                        32,454
------------------------------------------------------------------------------

SINGAPORE - 0.08%
------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing
 Ltd. ADR/(1)/                                            1,089          4,291
Haw Par Corp. Ltd.                                       48,081         90,368
United Overseas Bank Ltd.                                 2,000         13,606
------------------------------------------------------------------------------
                                                                       108,265
------------------------------------------------------------------------------

SPAIN - 0.36%
------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA ADR                    8,683         84,312
Banco Santander Central Hispano SA ADR                   25,209        177,723
Repsol YPF SA ADR                                         5,256         68,748
Telefonica SA ADR/(1)/                                    3,876        102,985
------------------------------------------------------------------------------
                                                                       433,768
------------------------------------------------------------------------------

SWEDEN - 0.36%
------------------------------------------------------------------------------
Hennes & Mauritz AB "B"                                     505          9,737
Hoganas AB "B"                                            5,606  $     106,158
Nordea AB                                                 2,015          8,880
Sapa AB                                                   8,263        151,731
Securitas AB "B"                                            559          6,672
SSAB Svenskt Stal AB "A"                                  5,278         62,391
SSAB Svenskt Stal AB "B"                                  5,413         60,570
Svenska Cellulosa AB "B"                                    398         13,429
Telefonaktiebolaget LM Ericsson AB
 ADR/(1)/                                                 2,312         15,583
------------------------------------------------------------------------------
                                                                       435,151
------------------------------------------------------------------------------

SWITZERLAND - 1.09%
------------------------------------------------------------------------------
Adecco SA ADR                                             6,256         59,682
Centerpulse ADR                                           3,145         54,503
Credit Suisse Group/(1)/                                  2,871         62,291
Lonza Group AG - Registered                               4,110        249,685
Nestle SA                                                 1,397        296,030
Novartis AG                                               6,167        225,013
Roche Holding AG - Genusschein                            1,101         76,720
Swiss Re                                                    868         56,938
UBS AG - Registered/(1)/                                  3,059        148,669
Zurich Financial Services AG                                977         91,150
------------------------------------------------------------------------------
                                                                     1,320,681
------------------------------------------------------------------------------

UNITED KINGDOM - 3.17%
------------------------------------------------------------------------------
AstraZeneca PLC ADR                                       5,300        185,977
Aviva PLC                                                11,291         80,526
Barclays PLC ADR/(2)/                                     7,256        179,223
BHP Billiton PLC                                         10,837         57,879
BP PLC                                                   38,334        263,518
BP PLC ADR                                                4,878        198,291
British American Tobacco PLC                             14,100        140,851
British Sky Broadcasting PLC ADR/(1)/                     2,153         86,229
British Telecom PLC ADR                                   3,066         96,058
BTG PLC/(1)/                                             17,949         32,653
Cadbury Schweppes PLC ADR                                 6,075        155,581
Diageo PLC ADR                                            7,218        316,148
GlaxoSmithKline PLC ADR                                  11,979        448,733
Hanson PLC ADR                                            5,207        115,491
HBOS PLC                                                 15,403        162,422
Hong Kong & Shanghai Banking ADR                          1,585         87,143
HSBC Holdings PLC                                        14,264        157,645
Lloyds TSB Group PLC                                     12,355         88,711
Reuters Group PLC ADR                                     1,502         25,834
Royal Bank of Scotland Group PLC                          8,332        199,596
Shell Transport & Trading Co. PLC                        20,821        137,096
Tesco PLC                                                33,041        103,194
Unilever PLC                                             13,800        131,300
Vodafone Group PLC                                       72,164        131,570

LIFEPATH 2010 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                     SHARES OR
SECURITY                                            FACE AMOUNT      VALUE
------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
------------------------------------------------------------------------------
Vodafone Group PLC ADR                                   14,928  $     270,495
------------------------------------------------------------------------------
                                                                     3,852,164
------------------------------------------------------------------------------

TOTAL INTERNATIONAL COMMON STOCKS
(Cost: $19,018,079)                                                 14,607,060
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $80,546,488)                                                 68,656,067
------------------------------------------------------------------------------

PREFERRED STOCKS - 0.01%

AUSTRALIA - 0.01%
------------------------------------------------------------------------------
News Corporation Ltd. (The)                               1,591          8,556
------------------------------------------------------------------------------
                                                                         8,556
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $10,295)                                                          8,556
------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 41.65%
------------------------------------------------------------------------------
U.S. Treasury Bonds
 10.75%, 08/15/05                                 $     900,000      1,103,238
 12.38%, 05/15/04                                       600,000        689,485
U.S. Treasury Notes
  4.75%, 02/15/04                                     4,900,000      5,091,791
  5.00%, 02/15/11                                     1,610,000      1,768,988
  5.00%, 08/15/11                                     3,100,000      3,399,342
  5.25%, 05/15/04                                     4,250,000      4,476,610
  5.50%, 05/15/09                                       395,000        448,155
  5.63%, 05/15/08                                     4,450,000      5,048,663
  5.75%, 11/15/05                                     3,140,000      3,471,050
  5.75%, 08/15/10                                     1,100,000      1,264,743
  5.88%, 02/15/04                                     1,450,000      1,524,708
  6.00%, 08/15/04                                     3,300,000      3,543,375
  6.00%, 08/15/09                                     1,220,000      1,418,440
  6.13%, 08/15/07                                     2,630,000      3,024,295
  6.50%, 10/15/06                                     2,800,000      3,216,063
  6.75%, 05/15/05                                     5,590,000      6,232,196
  6.88%, 05/15/06                                     1,080,000      1,242,591
  7.88%, 11/15/04                                     3,190,000      3,562,209
------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $47,947,156)                                                 50,525,942
------------------------------------------------------------------------------

                                                       SHARES        VALUE
SHORT TERM INSTRUMENTS - 10.37%
------------------------------------------------------------------------------
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares                                11,913,571  $  11,913,571
BlackRock Temp Cash Money Market Fund                   581,432        581,432
Dreyfus Money Market Fund                                50,123         50,123
Goldman Sachs Financial Square Prime
 Obligation Fund                                         43,664         43,664
------------------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $12,588,790)                                                 12,588,790
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 108.62%
(Cost $141,092,729)                                                131,779,355
------------------------------------------------------------------------------

Other Assets, Less Liabilities - (8.62%)                          (10,460,974)
------------------------------------------------------------------------------

NET ASSETS - 100.00%                                             $ 121,318,381
==============================================================================

/(1)/ Non-income earning securities.
/(2)/ Issuer is an affiliate of the Master Portfolio's investment advisor. See
      Note 2.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                               SHARES          VALUE
------------------------------------------------------------------------------

COMMON STOCKS - 71.05%

U.S. COMMON STOCKS - 54.97%

ADVERTISING - 0.11%
------------------------------------------------------------------------------
Interpublic Group of Companies Inc.                       6,934     $   97,631
Omnicom Group Inc.                                        2,590        167,314
TMP Worldwide Inc./(1)/                                   2,855         32,290
------------------------------------------------------------------------------
                                                                       297,235
------------------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.83%
------------------------------------------------------------------------------
Boeing Co. (The)                                         12,478        411,649
General Dynamics Corp.                                    3,076        244,142
Goodrich (B.F.) Co.                                       3,386         62,032
L-3 Communications Holdings Inc./(1)/                     1,300         58,383
Lockheed Martin Corp.                                     7,455        430,526
Northrop Grumman Corp.                                    3,299        320,003
Raytheon Co.                                              6,180        190,035
Rockwell Collins Inc.                                     4,473        104,042
United Technologies Corp.                                 6,911        428,067
------------------------------------------------------------------------------
                                                                     2,248,879
------------------------------------------------------------------------------

AIRLINES - 0.09%
------------------------------------------------------------------------------
AMR Corp./(1)/                                            2,821         18,619
Delta Air Lines Inc.                                      2,962         35,840
Northwest Airlines Corp. "A"/(1)/                         2,385         17,506
Southwest Airlines Co.                                   11,740        163,186
UAL Corp./(1)/                                            2,815          4,025
------------------------------------------------------------------------------
                                                                       239,176
------------------------------------------------------------------------------

APPAREL - 0.20%
------------------------------------------------------------------------------
Jones Apparel Group Inc./(1)/                             3,183        112,806
Liz Claiborne Inc.                                        3,660        108,519
Nike Inc. "B"                                             4,301        191,265
VF Corp.                                                  3,554        128,122
------------------------------------------------------------------------------
                                                                       540,712
------------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.28%
------------------------------------------------------------------------------
Ford Motor Company                                       28,616        266,129
General Motors Corp. "A"                                  8,742        322,230
Navistar International Corp./(1)/                         2,894         70,353
PACCAR Inc.                                               2,366        109,144
------------------------------------------------------------------------------
                                                                       767,856
------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.16%
------------------------------------------------------------------------------
BorgWarner Inc.                                           1,400         70,588
Dana Corp.                                                4,828         56,777
Delphi Corp.                                              9,252         74,479
Goodyear Tire & Rubber Co. (The)                          3,998         27,226
IMPCO Technologies Inc./(1)/                              2,400         11,256
Lear Corp./(1)/                                           1,851  $      61,601
Standard Motor Products Inc.                              5,802         75,426
Visteon Corp.                                             6,236         43,403
------------------------------------------------------------------------------
                                                                       420,756
------------------------------------------------------------------------------

BANKS - 4.71%
------------------------------------------------------------------------------
ABC Bancorp                                               1,727         22,363
AmSouth Bancorp                                           7,293        140,026
Associated Bancorp                                        3,701        125,612
Bank of America Corp.                                    22,916      1,594,266
Bank of New York Co. Inc. (The)                           9,951        238,426
Bank One Corp.                                           17,831        651,723
Banknorth Group Inc.                                      1,884         42,578
BB&T Corp.                                                6,548        242,211
Bryn Mawr Bank Corp.                                      1,330         48,718
Cascade Bancorp                                           6,223         86,002
Charter One Financial Inc.                                4,601        132,187
City National Corp.                                       1,593         70,076
CoBiz Inc.                                                2,650         39,353
Columbia Bancorp                                          3,179         70,033
Comerica Inc.                                             2,675        115,667
Commerce Bancshares Inc.                                  2,943        115,630
Compass Bancshares Inc.                                   3,573        111,728
Connecticut Bankshares Inc.                               5,162        198,479
Fifth Third Bancorp                                       8,300        485,965
First Oak Brook Bancshares "A"                            1,530         48,073
First Place Financial Corp.                               5,134         85,378
First Tennessee National Corp.                            2,799        100,596
First Virginia Banks Inc.                                 3,370        125,465
FirstMerit Corp.                                          4,371         94,676
FleetBoston Financial Corp.                              16,070        390,501
Fulton Financial Corp.                                    4,225         74,614
German American Bancorp                                   2,269         35,283
Golden West Financial Corp.                               2,039        146,421
GreenPoint Financial Corp.                                1,053         47,575
Hibernia Corp. "A"                                        4,713         90,772
Horizon Financial Corp.                                  27,196        332,335
Huntington Bancshares Inc.                                5,164         96,618
ITLA Capital Corp./(1)/                                   1,598         53,102
KeyCorp                                                   6,505        163,536
M&T Bank Corp.                                            1,069         84,825
Marshall & Ilsley Corp.                                   4,866        133,231
Mellon Financial Corp.                                    5,426        141,673
Mercantile Bankshares Corp.                               2,644        102,032
National City Corp.                                       8,901        243,175
National Commerce Financial Corp.                         5,395        128,671
New York Community Bancorp Inc.                           1,402         40,490
North Fork Bancorp Inc.                                   3,372        113,771
Northern Trust Corp.                                      2,641         92,567
Peoples Bancorp Inc.                                      1,537         39,347
PNC Financial Services Group                              4,348        182,181
Popular Inc.                                              1,751         59,184
Prosperity Bancshares Inc.                                8,790        167,010
Regions Financial Corp.                                   4,942        164,865

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

BANKS (CONTINUED)
------------------------------------------------------------------------------
SouthTrust Corp.                                          6,187    $   153,747
Sovereign Bancorp Inc.                                    7,816        109,815
State Bancorp Inc.                                        1,249         22,482
State Street Corp.                                        4,966        193,674
SunTrust Banks Inc.                                       4,343        247,204
Synovus Financial Corp.                                   5,286        102,548
TCF Financial Corp.                                       1,439         62,870
Trustmark Corp.                                           5,531        131,638
U.S. Bancorp                                             31,030        658,457
Union Planters Corp.                                      4,266        120,045
Valley National Bancorp                                   6,055        159,670
Wachovia Corp.                                           20,827        758,936
Washington Mutual Inc.                                   14,754        509,456
Wells Fargo & Company                                    25,904      1,214,120
Wilmington Trust Corp.                                    3,558        112,717
Zions Bancorporation                                      1,525         60,007
------------------------------------------------------------------------------
                                                                    12,726,396
------------------------------------------------------------------------------

BEVERAGES - 1.38%
------------------------------------------------------------------------------
Anheuser-Busch Companies Inc.                            12,723        615,793
Brown-Forman Corp. "B"                                      858         56,079
Coca-Cola Co. (The)                                      36,851      1,614,811
Coca-Cola Enterprises Inc.                                9,145        198,629
Coors (Adolf) Company "B"                                   117          7,166
Pepsi Bottling Group Inc.                                 4,500        115,650
PepsiAmericas Inc.                                        3,757         50,457
PepsiCo Inc.                                             24,991      1,055,120
------------------------------------------------------------------------------
                                                                     3,713,705
------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.63%
------------------------------------------------------------------------------
Amgen Inc./(1)/                                          18,936        915,366
Applera Corp. - Celera Genomics Group/(1)/                3,155         30,130
Biogen Inc./(1)/                                          2,357         94,421
Cephalon Inc./(1)/                                        1,200         58,402
Chiron Corp./(1)/                                         3,708        139,421
CuraGen Corp./(1)/                                        2,949         13,713
Gene Logic Inc./(1)/                                      3,692         23,223
Genentech Inc./(1)/                                       3,735        123,853
Genzyme Corp. - General Division/(1)/                     3,571        105,594
Human Genome Sciences Inc./(1)/                           3,230         28,456
IDEC Pharmaceuticals Corp./(1)/                           2,141         71,017
Immunomedics Inc./(1)/                                    1,487          6,870
Incyte Genomics Inc./(1)/                                 3,261         14,870
Millennium Pharmaceuticals Inc./(1)/                      6,343         50,363
Protein Design Labs Inc./(1)/                             2,862         24,327
------------------------------------------------------------------------------
                                                                     1,700,026
------------------------------------------------------------------------------

BUILDING MATERIALS - 0.16%
------------------------------------------------------------------------------
American Standard Companies Inc./(1)/                     1,302         92,624
Masco Corp.                                               8,273        174,147
Texas Industries Inc.                                     3,000    $    72,900
Vulcan Materials Co.                                      2,521         94,537
------------------------------------------------------------------------------
                                                                       434,208
------------------------------------------------------------------------------

CHEMICALS - 0.96%
------------------------------------------------------------------------------
Air Products & Chemicals Inc.                             3,453        147,616
Ashland Inc.                                              1,933         55,148
Cabot Corp.                                               2,044         54,248
Cabot Microelectronics Corp./(1)/                         1,180         55,696
Crompton Corp.                                            5,117         30,446
Dow Chemical Co. (The)                                   13,307        395,218
Du Pont (E.I.) de Nemours and Co.                        15,211        644,946
Eastman Chemical Co.                                      1,001         36,807
Engelhard Corp.                                           2,696         60,256
Great Lakes Chemical Corp.                                2,921         69,753
Hercules Inc./(1)/                                        3,071         27,025
IMC Global Inc.                                           4,536         48,399
Lubrizol Corp.                                            2,406         73,383
Millennium Chemicals Inc.                                 5,399         51,398
Monsanto Co.                                              4,212         81,081
PPG Industries Inc.                                       2,509        125,826
Praxair Inc.                                              2,279        131,658
Rogers Corp./(1)/                                         1,800         40,050
Rohm & Haas Co. "A"                                       4,236        137,585
Sherwin-Williams Co. (The)                                3,680        103,960
Sigma-Aldrich Corp.                                       1,509         73,488
Solutia Inc.                                              2,516          9,133
Valspar Corp. (The)                                       1,915         84,605
Vertex Pharmaceuticals Inc./(1)/                          2,955         46,837
------------------------------------------------------------------------------
                                                                     2,584,562
------------------------------------------------------------------------------

COMMERCIAL SERVICES - 0.91%
------------------------------------------------------------------------------
Apollo Group Inc. "A"/(1)/                                4,000        176,000
Arbitron Inc./(1)/                                        2,034         68,139
Block (H & R) Inc.                                        2,812        113,042
Caremark Rx Inc./(1)/                                     4,227         68,689
Cendant Corp./(1)/                                       18,672        195,683
Concord EFS Inc./(1)/                                     8,906        140,180
Convergys Corp./(1)/                                      3,984         60,358
CorVel Corp./(1)/                                         1,482         52,982
Deluxe Corp.                                              2,602        109,544
Donnelley (R.R.) & Sons Co.                               4,043         88,016
Dun & Bradstreet Corp./(1)/                               2,594         89,467
Ecolab Inc.                                               2,123        105,088
Equifax Inc.                                              3,621         83,790
First Health Group Corp./(1)/                             3,580         87,173
Landauer Inc.                                             2,704         93,964
Manpower Inc.                                             2,576         82,174
McKesson Corp.                                            5,526        149,368
Moody's Corp.                                             3,099        127,958
MPS Group Inc./(1)/                                       3,618         20,044
Paychex Inc.                                              6,507        181,545
Plexus Corp./(1)/                                         2,649         23,258

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

COMMERCIAL SERVICES (CONTINUED)
------------------------------------------------------------------------------
Quintiles Transnational Corp./(1)/                        4,227    $    51,147
Robert Half International Inc./(1)/                       4,899         78,923
ServiceMaster Co. (The)                                   6,219         69,031
Valassis Communications Inc./(1)/                         1,915         56,358
Viad Corp.                                                4,236         94,675
------------------------------------------------------------------------------
                                                                     2,466,596
------------------------------------------------------------------------------

COMPUTERS - 2.67%
------------------------------------------------------------------------------
Affiliated Computer Services Inc. "A"/(1)/                1,800         94,770
Apple Computer Inc./(1)/                                  8,308        119,054
Brocade Communications Systems Inc./(1)/                  6,198         25,660
Ceridian Corp./(1)/                                       3,668         52,893
Cisco Systems Inc./(1)/                                 108,759      1,424,743
Computer Sciences Corp./(1)/                              3,000        103,350
Dell Computer Corp./(1)/                                 38,987      1,042,512
Diebold Inc.                                              1,598         65,870
DST Systems Inc./(1)/                                     2,111         75,046
Echelon Corp./(1)/                                        3,549         39,784
Electronic Data Systems Corp.                             6,295        116,017
EMC Corp./(1)/                                           35,215        216,220
Enterasys Networks Inc./(1)/                              3,644          5,685
Entrust Inc./(1)/                                         1,224          4,113
Extreme Networks Inc./(1)/                                3,955         12,933
Gateway Inc./(1)/                                         5,294         16,623
Hewlett-Packard Co.                                      46,778        812,066
International Business Machines Corp.                    25,123      1,947,032
Internet Security Systems Inc./(1)/                       1,993         36,532
Juniper Networks Inc./(1)/                                7,827         53,224
Lexmark International Inc. "A"/(1)/                       1,996        120,758
McDATA Corp. "A"/(1)/                                     2,565         18,211
NCR Corp./(1)/                                            2,307         54,768
Network Appliance Inc./(1)/                               7,086         70,860
Palm Inc./(1)/                                              594          9,326
Quantum Corp./(1)/                                        4,547         12,140
Redback Networks Inc./(1)/                                1,155            970
Riverstone Networks Inc./(1)/                             1,613          3,420
RSA Security Inc./(1)/                                    1,619          9,698
SanDisk Corp./(1)/                                        2,381         48,334
Sapient Corp./(1)/                                        2,447          5,016
Seagate Technology Inc.                                   4,153             --
Sun Microsystems Inc./(1)/                               53,479        166,320
SunGard Data Systems Inc./(1)/                            5,456        128,543
Synopsys Inc./(1)/                                        1,548         71,440
3Com Corp./(1)/                                           4,989         23,099
Unisys Corp./(1)/                                         5,483         54,282
VeriSign Inc./(1)/                                        4,223         33,868
Veritas Software Corp./(1)/                               7,900        123,398
------------------------------------------------------------------------------
                                                                     7,218,578
------------------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.22%
------------------------------------------------------------------------------
Alberto-Culver Co. "B"                                      890    $    44,856
Avon Products Inc.                                        4,014        216,234
Colgate-Palmolive Co.                                     7,746        406,123
Estee Lauder Companies Inc. "A"                           1,825         48,180
Gillette Co. (The)                                       15,719        477,229
International Flavors & Fragrances Inc.                   2,598         91,190
Kimberly-Clark Corp.                                      7,646        362,956
Procter & Gamble Co.                                     19,314      1,659,845
------------------------------------------------------------------------------
                                                                     3,306,613
------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.19%
------------------------------------------------------------------------------
Costco Wholesale Corp./(1)/                               7,364        206,634
Fastenal Co.                                              2,162         80,837
Genuine Parts Co.                                         3,681        113,375
Grainger (W.W.) Inc.                                      1,371         70,675
Tech Data Corp./(1)/                                      1,259         33,943
------------------------------------------------------------------------------
                                                                       505,464
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 3.54%
------------------------------------------------------------------------------
American Express Co.                                     19,555        691,269
Bear Stearns Companies Inc. (The)                         1,458         86,605
Capital One Financial Corp.                               3,719        110,529
Citigroup Inc.                                           78,640      2,767,342
Citigroup Inc. Warrants (Expires
  12/31/50)/(1)/                                            800            840
Countrywide Financial Corp.                               2,037        105,211
E*TRADE Group Inc./(1)/                                  12,879         62,592
Edwards (A.G.) Inc.                                       1,774         58,471
Fannie Mae                                               14,790        951,441
Federated Investors Inc. "B"                              2,741         69,539
Franklin Resources Inc.                                   4,244        144,636
Freddie Mac                                              10,442        616,600
Goldman Sachs Group Inc. (The)                            6,890        469,209
Household International Inc.                              6,499        180,737
JP Morgan Chase & Co.                                    30,568        733,632
Knight Trading Group Inc./(1)/                            1,767          8,464
Legg Mason Inc.                                           1,533         74,412
Lehman Brothers Holdings Inc.                             3,422        182,358
MBNA Corp.                                               20,722        394,132
Merrill Lynch & Co. Inc.                                 12,386        470,049
Metris Companies Inc.                                     1,101          2,719
Morgan Stanley                                           16,245        648,500
Providian Financial Corp./(1)/                            4,743         30,782
Schwab (Charles) Corp. (The)                             23,865        258,935
SLM Corp.                                                 2,447        254,145
Stilwell Financial Inc.                                   4,559         59,586
T. Rowe Price Group Inc.                                  3,250         88,660
World Acceptance Corp./(1)/                               3,873         29,474
------------------------------------------------------------------------------
                                                                     9,550,869
------------------------------------------------------------------------------

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

ELECTRIC - 1.55%
------------------------------------------------------------------------------
AES Corp. (The)/(1)/                                      9,170    $    27,693
Ameren Corp.                                              3,039        126,331
American Electric Power Co. Inc.                          5,482        149,823
Calpine Corp./(1)/                                        5,088         16,587
CenterPoint Energy Inc.                                   6,613         56,210
Cinergy Corp.                                             5,345        180,233
CMS Energy Corp.                                          2,437         23,005
Consolidated Edison Inc.                                  4,268        182,756
Constellation Energy Group Inc.                           4,397        122,325
Dominion Resources Inc.                                   4,704        258,250
DQE Inc.                                                  4,100         62,484
DTE Energy Co.                                            3,098        143,747
Duke Energy Corp.                                        13,401        261,856
Edison International/(1)/                                 6,610         78,328
Energy East Corp.                                         1,851         40,889
Entergy Corp.                                             4,974        226,765
Exelon Corp.                                              5,810        306,594
FirstEnergy Corp.                                         6,456        212,854
FPL Group Inc.                                            2,641        158,803
Mirant Corp./(1)/                                         8,704         16,451
NiSource Inc.                                             5,049        100,980
Pepco Holdings Inc.                                       1,967         38,140
PG&E Corp./(1)/                                           6,797         94,478
Pinnacle West Capital Corp.                               2,569         87,577
PPL Corp.                                                 4,257        147,633
Progress Energy Inc.                                      4,870        211,114
Public Service Enterprise Group Inc.                      3,958        127,052
Reliant Resources Inc./(1)/                               5,215         16,688
SCANA Corp.                                               1,343         41,579
Southern Co.                                             13,721        389,539
TECO Energy Inc.                                          2,689         41,599
TXU Corp.                                                 5,768        107,746
Wisconsin Energy Corp.                                    1,478         37,246
Xcel Energy Inc.                                          8,734         96,074
------------------------------------------------------------------------------
                                                                     4,189,429
------------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.06%
------------------------------------------------------------------------------
American Power Conversion Corp./(1)/                      4,905         74,311
Molex Inc.                                                3,912         90,132
Power-One Inc./(1)/                                       1,430          8,108
------------------------------------------------------------------------------
                                                                       172,551
------------------------------------------------------------------------------

ELECTRONICS - 0.38%
------------------------------------------------------------------------------
Agilent Technologies Inc./(1)/                            8,380        150,505
Applera Corp. - Applied Biosystems Group                  4,339         76,106
Arrow Electronics Inc./(1)/                               3,193         40,838
Fairchild Semiconductor International Corp. "A"/(1)/      3,300         35,343
Jabil Circuit Inc./(1)/                                   4,530         81,178
Johnson Controls Inc.                                     1,604        128,593
Millipore Corp./(1)/                                      1,423    $    48,382
Parker Hannifin Corp.                                     1,623         74,869
PerkinElmer Inc.                                          2,415         19,924
Sanmina-SCI Corp./(1)/                                   10,043         45,093
Solectron Corp./(1)/                                     13,777         48,908
Symbol Technologies Inc.                                  5,372         44,158
Tektronix Inc./(1)/                                       3,209         58,372
Thermo Electron Corp./(1)/                                4,296         86,436
Vishay Intertechnology Inc./(1)/                          2,914         32,579
Waters Corp./(1)/                                         2,438         53,100
------------------------------------------------------------------------------
                                                                     1,024,384
------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
------------------------------------------------------------------------------
Fluor Corp.                                               1,858         52,024
Washington Group Warrants (Expires 03/11/03)/(1)/            27             --
------------------------------------------------------------------------------
                                                                        52,024
------------------------------------------------------------------------------

ENTERTAINMENT - 0.09%
------------------------------------------------------------------------------
International Game Technology Inc./(1)/                   1,954        148,348
International Speedway Corp. "A"                          2,700        100,683
------------------------------------------------------------------------------
                                                                       249,031
------------------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.10%
------------------------------------------------------------------------------
Allied Waste Industries Inc./(1)/                         4,597         45,970
Republic Services Inc. "A"/(1)/                           1,976         41,456
Waste Management Inc.                                     8,067        184,896
------------------------------------------------------------------------------
                                                                       272,322
------------------------------------------------------------------------------

FOOD - 1.27%
------------------------------------------------------------------------------
Albertson's Inc.                                          5,979        133,093
Archer-Daniels-Midland Co.                               12,294        152,446
Campbell Soup Co.                                         7,127        167,271
ConAgra Foods Inc.                                        9,602        240,146
Dean Foods Co./(1)/                                       1,154         42,813
Del Monte Foods Co./(1)/                                  2,078         16,001
Flowers Foods Inc.                                        3,383         66,002
General Mills Inc.                                        5,790        271,840
Heinz (H.J.) Co.                                          4,654        152,977
Hershey Foods Corp.                                       1,726        116,401
Hormel Foods Corp.                                        2,904         67,750
Kellogg Co.                                               7,532        258,122
Kraft Foods Inc.                                          3,644        141,861
Kroger Co./(1)/                                          12,045        186,095
McCormick & Co. Inc.                                      4,716        109,411
Safeway Inc./(1)/                                         5,506        128,620
Sara Lee Corp.                                           13,465        303,097
Smucker (J.M.) Co. (The)                                  2,323         92,479
SUPERVALU Inc.                                            4,133         68,236
Sysco Corp.                                              11,502        342,645
Tyson Foods Inc. "A"                                      3,409         38,249

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

FOOD (CONTINUED)
------------------------------------------------------------------------------
Whole Foods Market Inc./(1)/                              1,399    $    73,769
Winn-Dixie Stores Inc.                                    4,064         62,098
Wrigley (William Jr.) Co.                                 3,812        209,203
------------------------------------------------------------------------------
                                                                     3,440,625
------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.29%
------------------------------------------------------------------------------
Boise Cascade Corp.                                       2,600         65,572
Bowater Inc.                                              1,427         59,863
Georgia-Pacific Corp.                                     4,034         65,189
International Paper Co.                                   6,729        235,313
MeadWestvaco Corp.                                        4,486        110,849
Plum Creek Timber Co. Inc.                                2,985         70,446
Temple-Inland Inc.                                          664         29,754
Weyerhaeuser Co.                                          3,127        153,880
------------------------------------------------------------------------------
                                                                       790,866
------------------------------------------------------------------------------

GAS - 0.06%
------------------------------------------------------------------------------
KeySpan Corp.                                             2,175         76,647
Sempra Energy                                             3,995         94,482
------------------------------------------------------------------------------
                                                                       171,129
------------------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.18%
------------------------------------------------------------------------------
Black & Decker Corp.                                      1,714         73,513
Emerson Electric Co.                                      6,259        318,270
SPX Corp./(1)/                                            1,488         55,726
Stanley Works (The)                                       1,449         50,106
------------------------------------------------------------------------------
                                                                       497,615
------------------------------------------------------------------------------

HEALTH CARE - 2.73%
------------------------------------------------------------------------------
Aetna Inc.                                                2,946        121,140
Anthem Inc./(1)/                                          2,166        136,241
Apogent Technologies Inc./(1)/                            3,990         82,992
Apria Healthcare Group Inc./(1)/                            237          5,271
Bard (C.R.) Inc.                                          1,274         73,892
Bausch & Lomb Inc.                                        2,155         77,580
Baxter International Inc.                                 8,822        247,016
Beckman Coulter Inc.                                      2,065         60,959
Becton, Dickinson & Co.                                   4,472        137,246
Biomet Inc.                                               5,253        150,551
Boston Scientific Corp./(1)/                              7,173        304,996
Covance Inc./(1)/                                           887         21,811
Enzon Pharmaceuticals Inc./(1)/                           2,024         33,841
Express Scripts Inc. "A"/(1)/                               857         41,170
Guidant Corp./(1)/                                        4,688        144,625
HCA Inc.                                                  8,728        362,212
Health Management Associates Inc. "A"                     5,070         90,753
Health Net Inc./(1)/                                      3,217         84,929
HEALTHSOUTH Corp./(1)/                                    6,790         28,518
Humana Inc./(1)/                                          4,790         47,900
Johnson & Johnson                                        44,157      2,371,672
Laboratory Corp. of America Holdings/(1)/                 1,933         44,923
Lincare Holdings Inc./(1)/                                1,458         46,102
Manor Care Inc./(1)/                                      3,813         70,960
Medtronic Inc.                                           17,907        816,559
Oxford Health Plans Inc./(1)/                             2,498         91,052
PacifiCare Health Systems Inc. "A"/(1)/                   1,170         32,877
Quest Diagnostics Inc./(1)/                               1,667         94,852
Renal Care Group Inc./(1)/                                1,843         58,313
St. Jude Medical Inc./(1)/                                3,556        141,244
Stryker Corp.                                             3,553        238,477
Tenet Healthcare Corp./(1)/                               9,090        149,076
UnitedHealth Group Inc.                                   5,055        422,092
Universal Health Services Inc. "B"/(1)/                   1,625         73,287
Varian Medical Systems Inc./(1)/                            922         45,731
Viasys Healthcare Inc./(1)/                               2,881         42,898
WellPoint Health Networks Inc./(1)/                       2,969        211,274
Zimmer Holdings Inc./(1)/                                 4,322        179,449
------------------------------------------------------------------------------
                                                                     7,384,481
------------------------------------------------------------------------------

HOME BUILDERS - 0.09%
------------------------------------------------------------------------------
Centex Corp.                                                943         47,339
Clayton Homes Inc./(1)/                                   5,750         70,035
Lennar Corp.                                                683         35,243
Pulte Homes Inc.                                          2,052         98,229
------------------------------------------------------------------------------
                                                                       250,846
------------------------------------------------------------------------------

HOME FURNISHINGS - 0.12%
------------------------------------------------------------------------------
Ethan Allen Interiors Inc.                                2,430         83,519
Leggett & Platt Inc.                                      5,350        120,054
Maytag Corp.                                              2,209         62,956
Polycom Inc./(1)/                                         2,761         26,285
Whirlpool Corp.                                             789         41,202
------------------------------------------------------------------------------
                                                                       334,016
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.24%
------------------------------------------------------------------------------
Avery Dennison Corp.                                      1,882        114,953
Clorox Co.                                                4,047        166,939
Fortune Brands Inc.                                       3,406        158,413
Newell Rubbermaid Inc.                                    5,098        154,622
Tupperware Corp.                                          2,725         41,093
------------------------------------------------------------------------------
                                                                       636,020
------------------------------------------------------------------------------

INSURANCE - 2.65%
------------------------------------------------------------------------------
ACE Ltd.                                                  4,385        128,656
AFLAC Inc.                                                8,833        266,050
Allmerica Financial Corp./(1)/                            2,477         25,018
Allstate Corp. (The)                                     10,763        398,123
Ambac Financial Group Inc.                                1,846        103,819
American International Group Inc.                        39,940      2,310,529

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

INSURANCE (CONTINUED)
------------------------------------------------------------------------------
American National Insurance Co.                             949    $    77,837
AON Corp.                                                 4,369         82,530
Ceres Group Inc./(1)/                                     2,916          5,599
Chubb Corp.                                               2,619        136,712
CIGNA Corp.                                               1,565         64,353
Cincinnati Financial Corp.                                4,079        153,166
CNA Financial Corp./(1)/                                  1,884         48,230
Fidelity National Financial Inc.                          1,226         40,250
Hancock (John) Financial Services Inc.                    5,216        145,526
Hartford Financial Services Group Inc.                    3,345        151,963
Jefferson-Pilot Corp.                                     2,957        112,691
Lincoln National Corp.                                    2,317         73,171
Loews Corp.                                               2,921        129,868
Marsh & McLennan Companies Inc.                           7,724        356,926
MBIA Inc.                                                 2,492        109,299
MetLife Inc.                                             11,798        319,018
MGIC Investment Corp.                                     1,372         56,664
Old Republic International Corp.                          2,192         61,376
PMI Group Inc. (The)                                      1,886         56,655
Principal Financial Group Inc.                            5,290        159,388
Progressive Corp. (The)                                   3,718        184,524
Protective Life Corp.                                     2,919         80,331
Prudential Financial Inc.                                 8,848        280,836
Radian Group Inc.                                         1,491         55,391
SAFECO Corp.                                              3,960        137,293
St. Paul Companies Inc.                                   3,429        116,757
Stewart Information Services Corp./(1)/                   3,067         65,603
Torchmark Corp.                                           2,330         85,115
Travelers Property Casualty Corp. "B"/(1)/               15,367        225,127
Unitrin Inc.                                              2,788         81,465
UNUMProvident Corp.                                       4,936         86,577
XL Capital Ltd. "A"                                       2,282        176,284
------------------------------------------------------------------------------
                                                                     7,148,720
------------------------------------------------------------------------------
IRON / STEEL - 0.06%
------------------------------------------------------------------------------
Allegheny Technologies Inc.                               3,799         23,668
Nucor Corp.                                               1,653         68,269
United States Steel Corp.                                 4,693         61,572
------------------------------------------------------------------------------
                                                                       153,509
------------------------------------------------------------------------------

LEISURE TIME - 0.22%
------------------------------------------------------------------------------
Callaway Golf Co.                                         4,025         53,331
Carnival Corp. "A"                                        9,770        243,761
Harley-Davidson Inc.                                      5,195        240,009
Sabre Holdings Corp./(1)/                                 3,377         61,157
------------------------------------------------------------------------------
                                                                       598,258
------------------------------------------------------------------------------

LODGING - 0.21%
------------------------------------------------------------------------------
Harrah's Entertainment Inc./(1)/                          3,128    $   123,869
Hilton Hotels Corp.                                       8,029        102,049
Mandalay Resort Group/(1)/                                2,336         71,505
Marriott International Inc. "A"                           3,773        124,019
Park Place Entertainment Corp./(1)/                       5,994         50,350
Starwood Hotels & Resorts Worldwide Inc.                  3,465         82,259
------------------------------------------------------------------------------
                                                                       554,051
------------------------------------------------------------------------------

MACHINERY - 0.30%
------------------------------------------------------------------------------
AGCO Corp./(1)/                                           2,791         61,681
Caterpillar Inc.                                          5,270        240,944
Deere & Co.                                               3,513        161,071
Dover Corp.                                               3,684        107,425
Ingersoll-Rand Co. "A"                                    2,097         90,297
Kadant Inc./(1)/                                          2,901         43,515
Rockwell Automation Inc.                                  4,473         92,636
------------------------------------------------------------------------------
                                                                       797,569
------------------------------------------------------------------------------

MANUFACTURERS - 2.29%
------------------------------------------------------------------------------
Cooper Industries Ltd.                                    1,036         37,762
Crane Co.                                                 2,622         52,256
Danaher Corp.                                             2,243        147,365
Eastman Kodak Co.                                         4,194        146,958
Eaton Corp.                                               1,079         84,281
FMC Corp./(1)/                                            1,248         34,095
General Electric Co.                                    147,919      3,601,828
Honeywell International Inc.                             12,359        296,616
Illinois Tool Works Inc.                                  4,290        278,249
ITT Industries Inc.                                       2,059        124,961
Pall Corp.                                                2,621         43,718
Textron Inc.                                              2,574        110,656
3M Co.                                                    5,800        715,140
Tyco International Ltd.                                  30,142        514,825
------------------------------------------------------------------------------
                                                                     6,188,710
------------------------------------------------------------------------------

MEDIA - 2.40%
------------------------------------------------------------------------------
AOL Time Warner Inc./(1)/                                69,916        915,900
Belo (A.H.) Corp.                                         4,589         97,837
Cablevision Systems Corp./(1)/                            2,292         38,368
Clear Channel Communications Inc./(1)/                    9,574        357,014
Comcast Corp. "A"/(1)/                                   55,134      1,299,508
Comcast Corp. Special "A"/(1)/                            4,396         99,306
Dow Jones & Co. Inc.                                      2,384        103,060
Fox Entertainment Group Inc. "A"/(1)/                     1,787         46,337
Gannett Co. Inc.                                          4,540        325,972
Gemstar-TV Guide International Inc./(1)/                  4,845         15,746
Hispanic Broadcasting Corp./(1)/                          2,557         52,546
Knight Ridder Inc.                                        1,355         85,704
Liberty Media Corp. "A"/(1)/                             37,600        336,144

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

MEDIA (CONTINUED)
------------------------------------------------------------------------------
McGraw-Hill Companies Inc. (The)                          2,642    $   159,682
New York Times Co. "A"                                    2,805        128,273
Readers Digest Association Inc. (The)                     2,477         37,403
Tribune Co.                                               5,915        268,896
UnitedGlobalCom Inc. "A"/(1)/                             1,561          3,746
Univision Communications Inc. "A"/(1)/                    3,791         92,879
USA Interactive/(1)/                                      4,272         97,914
Viacom Inc. "B"/(1)/                                     27,961      1,139,690
Walt Disney Co. (The)                                    32,974        537,806
Washington Post Company (The) "B"                           151        111,438
Westwood One Inc./(1)/                                    2,400         89,664
Young Broadcasting Inc. "A"/(1)/                          3,300         43,461
------------------------------------------------------------------------------
                                                                     6,484,294
------------------------------------------------------------------------------
METAL FABRICATE / HARDWARE - 0.03%
------------------------------------------------------------------------------
Precision Castparts Corp.                                 2,297         55,702
Worthington Industries Inc.                               2,531         38,572
------------------------------------------------------------------------------
                                                                        94,274
------------------------------------------------------------------------------

MINING - 0.24%
------------------------------------------------------------------------------
Alcoa Inc.                                               13,581        309,375
Arch Coal Inc.                                            2,641         57,019
Freeport-McMoRan Copper & Gold Inc./(1)/                  2,154         36,144
Newmont Mining Corp.                                      6,523        189,363
Phelps Dodge Corp./(1)/                                   2,113         66,876
------------------------------------------------------------------------------
                                                                       658,777
------------------------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.18%
------------------------------------------------------------------------------
Herman Miller Inc.                                        3,790         69,736
HON Industries Inc.                                       4,509        127,515
Imagistics International Inc./(1)/                        2,817         56,340
Pitney Bowes Inc.                                         3,572        116,662
Xerox Corp./(1)/                                         14,334        115,389
------------------------------------------------------------------------------
                                                                       485,642
------------------------------------------------------------------------------

OIL & GAS PRODUCERS - 3.00%
------------------------------------------------------------------------------
Amerada Hess Corp.                                        1,366         75,198
Anadarko Petroleum Corp.                                  3,754        179,817
Apache Corp.                                              2,717        154,842
Burlington Resources Inc.                                 3,612        154,052
ChevronTexaco Corp.                                      16,354      1,087,214
ConocoPhillips                                           10,363        501,466
Devon Energy Corp.                                        3,260        149,634
Diamond Offshore Drilling Inc.                              729         15,929
ENSCO International Inc.                                  3,309         97,450
EOG Resources Inc.                                        3,155        125,948
Exxon Mobil Corp.                                       103,056      3,600,777
Houston Exploration Co./(1)/                                691         21,145
Kerr-McGee Corp.                                          2,460        108,978
Kinder Morgan Inc.                                        2,244         94,854
Marathon Oil Corp.                                        7,862        167,382
Murphy Oil Corp.                                          2,308         98,898
Nabors Industries Ltd./(1)/                               2,216         78,158
Newfield Exploration Co./(1)/                             3,200        115,360
Noble Corp./(1)/                                          2,679         94,167
Noble Energy Inc.                                         2,424         91,021
Occidental Petroleum Corp.                                7,218        205,352
Ocean Energy Inc.                                         5,086        101,567
Pioneer Natural Resources Co./(1)/                        4,044        102,111
Rowan Companies Inc.                                      3,829         86,918
Sunoco Inc.                                               2,815         93,402
Transocean Inc.                                           4,934        114,469
Unocal Corp.                                              5,550        169,719
Valero Energy Corp.                                       1,295         47,837
WD-40 Co.                                                 4,762        125,812
XTO Energy Inc.                                           1,491         36,828
------------------------------------------------------------------------------
                                                                     8,096,305
------------------------------------------------------------------------------

OIL & GAS SERVICES - 0.45%
------------------------------------------------------------------------------
Baker Hughes Inc.                                         5,140        165,457
BJ Services Co./(1)/                                      3,457        111,696
Cooper Cameron Corp./(1)/                                   947         47,180
FMC Technologies Inc./(1)/                                3,386         69,176
Grant Prideco Inc./(1)/                                   6,027         70,154
Halliburton Co.                                           5,745        107,489
Schlumberger Ltd.                                        10,674        449,269
Smith International Inc./(1)/                             2,578         84,094
Tidewater Inc.                                            1,869         58,126
Varco International Inc./(1)/                             2,982         51,887
------------------------------------------------------------------------------
                                                                     1,214,528
------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.10%
------------------------------------------------------------------------------
Ball Corp.                                                  845         43,256
Bemis Co.                                                   811         40,250
Pactiv Corp./(1)/                                         2,356         51,502
Sealed Air Corp./(1)/                                     1,828         68,184
Smurfit-Stone Container Corp./(1)/                        4,169         64,165
------------------------------------------------------------------------------
                                                                       267,357
------------------------------------------------------------------------------

PHARMACEUTICALS - 4.16%
------------------------------------------------------------------------------
Abbott Laboratories                                      22,951        918,040
Abgenix Inc./(1)/                                         3,992         29,421
Advanced Medical Optics Inc./(1)/                         1,360         16,279
Allergan Inc.                                             2,223        128,089
AmerisourceBergen Corp.                                   2,100        114,051
Bristol-Myers Squibb Co.                                 28,793        666,558
Cardinal Health Inc.                                      6,691        396,040
Celgene Corp./(1)/                                        3,087         66,278
DENTSPLY International Inc.                               2,721        101,221
Forest Laboratories Inc. "A"/(1)/                         2,982        292,892
56

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

PHARMACEUTICALS (CONTINUED)
------------------------------------------------------------------------------
Gilead Sciences Inc./(1)/                                 3,322    $   112,948
ICN Pharmaceuticals Inc.                                  3,639         39,701
ImClone Systems Inc./(1)/                                 2,550         27,084
IVAX Corp./(1)/                                           2,933         35,577
King Pharmaceuticals Inc./(1)/                            5,234         89,972
Lilly (Eli) and Co.                                      16,699      1,060,386
Medarex Inc./(1)/                                         1,924          7,600
MedImmune Inc./(1)/                                       4,473        121,531
Merck & Co. Inc.                                         33,379      1,889,585
Mylan Laboratories Inc.                                   2,974        103,793
Omnicare Inc.                                             3,216         76,637
Pfizer Inc.                                              91,073      2,784,102
Pharmacia Corp.                                          19,664        821,955
Schering-Plough Corp.                                    22,284        494,705
Sepracor Inc./(1)/                                        4,187         40,488
Watson Pharmaceuticals Inc./(1)/                          2,101         59,395
Wyeth                                                    19,594        732,816
------------------------------------------------------------------------------
                                                                    11,227,144
------------------------------------------------------------------------------

PIPELINES - 0.09%
------------------------------------------------------------------------------
Dynegy Inc. "A"                                           4,435          5,233
El Paso Corp.                                            10,355         72,071
Questar Corp.                                             4,601        128,000
Williams Companies Inc.                                   9,943         26,846
------------------------------------------------------------------------------
                                                                       232,150
------------------------------------------------------------------------------

PUBLISHING - 0.00%
------------------------------------------------------------------------------
Golden Books Family Entertainment Inc.
  Warrants (Expires 01/27/03)/(1)/                            2             --
------------------------------------------------------------------------------
                                                                            --
------------------------------------------------------------------------------

REAL ESTATE - 0.07%
------------------------------------------------------------------------------
Catellus Development Corp./(1)/                           4,931         97,880
LNR Property Corp.                                        2,800         99,120
------------------------------------------------------------------------------
                                                                       197,000
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.94%
------------------------------------------------------------------------------
Annaly Mortgage Management Inc.                           9,826        184,729
Apartment Investment & Management Co. "A"                 4,343        162,776
Archstone-Smith Trust                                     7,347        172,948
AvalonBay Communities Inc.                                3,365        131,706
Capital Automotive                                          369          8,745
Capstead Mortgage Corp.                                   5,400        133,110
Duke Realty Corp.                                         7,676        195,354
Equity Office Properties Trust                            8,661        216,352
Equity Residential                                       6 ,196        152,298
General Growth Properties Inc.                            4,200        218,400
Host Marriott Corp./(1)/                                 10,770         95,314
iStar Financial Inc.                                      4,800        134,640
Kimco Realty Corp.                                        1,176         36,033
ProLogis                                                  2,059         51,784
Public Storage Inc.                                       1,273         41,131
Simon Property Group Inc.                                 6,347        216,242
SL Green Realty Corp.                                     7,800        246,480
Vornado Realty Trust                                      3,964        147,461
------------------------------------------------------------------------------
                                                                     2,545,503
------------------------------------------------------------------------------

RETAIL - 3.76%
------------------------------------------------------------------------------
Amazon.com Inc./(1)/                                      4,046         76,429
AutoNation Inc./(1)/                                      6,991         87,807
AutoZone Inc./(1)/                                        1,962        138,615
Bed Bath & Beyond Inc./(1)/                               5,558        191,918
Best Buy Co. Inc./(1)/                                    5,537        133,719
BJ's Wholesale Club Inc./(1)/                             1,414         25,876
Brinker International Inc./(1)/                           2,950         95,137
CarMax Inc./(1)/                                          1,565         27,982
Cash America International Inc.                           8,518         81,091
CDW Computer Centers Inc./(1)/                            1,549         67,924
Circuit City Stores Inc.                                  4,986         36,996
Coach Inc./(1)/                                           1,203         39,603
CVS Corp.                                                 6,427        160,482
Darden Restaurants Inc.                                   4,658         95,256
Dollar General Corp.                                      5,817         69,513
Dollar Tree Stores Inc./(1)/                              3,147         77,322
eBay Inc./(1)/                                            4,773        323,705
Edison Brothers Stores Warrants (Expires
  09/26/05)/(1)/                                             16             --
Family Dollar Stores Inc.                                 3,806        118,785
Federated Department Stores Inc./(1)/                     3,679        105,808
Gap Inc. (The)                                           15,475        240,172
Home Depot Inc.                                          34,829        834,503
Kohls Corp./(1)/                                          5,029        281,373
Limited Brands Inc.                                       9,715        135,330
Lowe's Companies Inc.                                    12,414        465,525
May Department Stores Co. (The)                           5,249        120,622
McDonald's Corp.                                         17,681        284,310
Nordstrom Inc.                                            4,431         84,056
Office Depot Inc./(1)/                                    6,641         98,021
Outback Steakhouse Inc.                                   2,144         73,839
Payless ShoeSource Inc./(1)/                                825         42,463
Penney (J.C.) Co. Inc. (Holding Co.)                      4,206         96,780
Pier 1 Imports Inc.                                       2,907         55,030
RadioShack Corp.                                          3,984         74,660
Rite Aid Corp./(1)/                                       6,847         16,775
Ross Stores Inc.                                          2,090         88,595
Saks Inc./(1)/                                            4,626         54,309
Sears, Roebuck and Co.                                    4,797        114,888
Staples Inc./(1)/                                         7,889        144,369
Starbucks Corp./(1)/                                      7,769        158,332
Target Corp.                                             13,984        419,520
Tiffany & Co.                                             3,695         88,347
TJX Companies Inc.                                        9,408        183,644
Toys R Us Inc./(1)/                                       4,822         48,220

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

RETAIL (CONTINUED)
------------------------------------------------------------------------------
Walgreen Co.                                             16,015    $   467,478
Wal-Mart Stores Inc.                                     65,285      3,297,545
Wendy's International Inc.                                3,232         87,490
Yum! Brands Inc./(1)/                                     5,366        129,965
------------------------------------------------------------------------------
                                                                    10,140,129
------------------------------------------------------------------------------

SEMICONDUCTORS - 1.45%
------------------------------------------------------------------------------
Advanced Micro Devices Inc./(1)/                          8,210         53,037
Agere Systems Inc. "B"/(1)/                              15,143         21,200
Altera Corp./(1)/                                         6,508         80,309
Analog Devices Inc./(1)/                                  5,312        126,797
Applied Materials Inc./(1)/                              24,369        317,528
Applied Micro Circuits Corp./(1)/                         6,014         22,192
Atmel Corp./(1)/                                          5,151         11,487
Broadcom Corp. "A"/(1)/                                   5,369         80,857
Conexant Systems Inc./(1)/                                6,181          9,951
Cree Inc./(1)/                                            2,714         44,374
Cypress Semiconductor Corp./(1)/                          3,327         19,030
Integrated Device Technology Inc./(1)/                    3,818         31,957
Intel Corp.                                              96,682      1,505,339
International Rectifier Corp./(1)/                        1,926         35,554
Intersil Corp. "A"/(1)/                                   1,900         26,486
KLA-Tencor Corp./(1)/                                     2,429         85,914
Lam Research Corp./(1)/                                   3,838         41,450
Lattice Semiconductor Corp./(1)/                          2,510         22,013
Linear Technology Corp.                                   3,953        101,671
LSI Logic Corp./(1)/                                      6,050         34,908
Maxim Integrated Products Inc.                            4,431        146,400
Microchip Technology Inc.                                 3,315         81,052
Micron Technology Inc./(1)/                              10,385        101,150
Mykrolis Corp./(1)/                                       5,198         37,945
National Semiconductor Corp./(1)/                         3,604         54,096
Novellus Systems Inc./(1)/                                2,290         64,303
NVIDIA Corp./(1)/                                         3,606         41,505
PMC-Sierra Inc./(1)/                                      3,800         21,128
QLogic Corp./(1)/                                         1,981         68,364
Rambus Inc./(1)/                                          1,259          8,448
Skyworks Solutions Inc./(1)/                              2,169         18,697
Teradyne Inc./(1)/                                        3,820         49,698
Texas Instruments Inc.                                   25,047        375,955
TriQuint Semiconductor Inc./(1)/                          2,598         11,016
Varian Semiconductor Equipment
  Associates Inc./(1)/                                    1,767         41,986
Vitesse Semiconductor Corp./(1)/                          4,520          9,876
Xilinx Inc./(1)/                                          5,216        107,450
------------------------------------------------------------------------------
                                                                     3,911,123
------------------------------------------------------------------------------

SOFTWARE - 2.98%
------------------------------------------------------------------------------
Adobe Systems Inc.                                        4,570        113,341
Akamai Technologies Inc./(1)/                               612          1,059
Ariba Inc./(1)/                                           2,516          6,240
Autodesk Inc.                                             4,484         64,121
Automatic Data Processing Inc.                            8,866        347,990
BEA Systems Inc./(1)/                                     6,608         75,794
BMC Software Inc./(1)/                                    6,043        103,396
Cadence Design Systems Inc./(1)/                          5,858         69,066
Certegy Inc./(1)/                                         2,060         50,573
CheckFree Corp./(1)/                                      1,849         29,586
ChoicePoint Inc./(1)/                                     2,265         89,445
Citrix Systems Inc./(1)/                                  4,059         50,007
Computer Associates International Inc.                    9,739        131,477
Compuware Corp./(1)/                                      6,574         31,555
DoubleClick Inc./(1)/                                     2,130         12,056
eFunds Corp./(1)/                                         2,862         26,073
Electronic Arts Inc./(1)/                                 2,582        128,506
First Data Corp.                                         11,557        409,233
Fiserv Inc./(1)/                                          3,650        123,918
i2 Technologies Inc./(1)/                                 4,189          4,817
IMS Health Inc.                                           5,514         88,224
Inktomi Corp./(1)/                                        1,630          2,608
Intuit Inc./(1)/                                          3,583        168,114
Macromedia Inc./(1)/                                      2,463         26,231
Mercury Interactive Corp./(1)/                            2,161         64,074
Micromuse Inc./(1)/                                       1,824          6,968
Microsoft Corp./(1)/                                     79,371      4,103,481
Network Associates Inc./(1)/                              3,882         62,461
Novell Inc./(1)/                                          6,488         21,670
Openwave Systems Inc./(1)/                                2,742          5,484
Oracle Corp./(1)/                                        82,376        889,661
Parametric Technology Corp./(1)/                          5,101         12,855
PeopleSoft Inc./(1)/                                      5,599        102,462
Rational Software Corp./(1)/                              6,828         70,943
RealNetworks Inc./(1)/                                    1,767          6,732
Reynolds & Reynolds Co. (The) "A"                         3,534         90,011
Siebel Systems Inc./(1)/                                  8,041         60,147
Sybase Inc./(1)/                                          4,463         59,804
Symantec Corp./(1)/                                       2,798        113,347
TIBCO Software Inc./(1)/                                  4,024         24,868
Vignette Corp./(1)/                                       2,001          2,455
webMethods Inc./(1)/                                      2,501         20,558
Yahoo! Inc./(1)/                                         10,334        168,961
------------------------------------------------------------------------------
                                                                     8,040,372
------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.46%
------------------------------------------------------------------------------
ADC Telecommunications Inc./(1)/                         12,744         26,635
Advanced Fibre Communications Inc./(1)/                   2,745         45,787
American Tower Corp. "A"/(1)/                             5,226         18,448
Andrew Corp./(1)/                                         2,269         23,325
Avaya Inc./(1)/                                           6,795         16,648
CIENA Corp./(1)/                                          6,022         30,953
Comverse Technology Inc./(1)/                             3,074         30,801
Harris Corp.                                              1,796         47,235
JDS Uniphase Corp./(1)/                                  23,428         57,867
Lucent Technologies Inc./(1)/                            51,733         65,184

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT (CONTINUED)
------------------------------------------------------------------------------
Motorola Inc.                                            37,673    $   325,871
QUALCOMM Inc./(1)/                                       11,489        418,085
RF Micro Devices Inc./(1)/                                3,041         22,291
Scientific-Atlanta Inc.                                   3,815         45,246
Sonus Networks Inc./(1)/                                  2,730          2,730
Sycamore Networks Inc./(1)/                               1,698          4,907
Tellabs Inc./(1)/                                         7,394         53,754
Terayon Communication Systems Inc./(1)/                     800          1,640
------------------------------------------------------------------------------
                                                                     1,237,407
------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.04%
------------------------------------------------------------------------------
Allegiance Telecom Inc./(1)/                              2,270          1,521
AT&T Wireless Services Inc./(1)/                         45,363        256,301
Broadwing Inc./(1)/                                       5,614         19,761
Citizens Communications Co./(1)/                          6,591         69,535
Corning Inc./(1)/                                        16,334         54,066
Cox Communications Inc. "A"/(1)/                          2,627         74,607
Crown Castle International Corp./(1)/                     2,641          9,904
EchoStar Communications Corp./(1)/                        5,016        111,656
Emulex Corp./(1)/                                         2,564         47,562
General Motors Corp. "H"/(1)/                            12,486        133,600
Level 3 Communications Inc./(1)/                          5,588         27,381
MRV Communications Inc./(1)/                              1,430          1,530
Newport Corp./(1)/                                        2,512         31,551
Next Level Communications Inc./(1)/                       1,767          1,433
Nextel Communications Inc. "A"/(1)/                      15,489        178,898
Powerwave Technologies Inc./(1)/                          1,444          7,798
Qwest Communications International Inc./(1)/             29,649        148,245
Sprint Corp. (PCS Group)/(1)/                            16,803         73,597
Verizon Communications Inc.                              40,348      1,563,485
------------------------------------------------------------------------------
                                                                     2,812,431
------------------------------------------------------------------------------
TELEPHONE - 1.10%
------------------------------------------------------------------------------
Alltel Corp.                                              4,422        225,522
AT&T Corp.                                               12,239        319,560
BellSouth Corp.                                          27,686        716,237
CenturyTel Inc.                                           3,383         99,393
SBC Communications Inc.                                  50,299      1,363,606
Sprint Corp. (FON Group)                                 14,423        208,845
Telephone & Data Systems Inc.                               932         43,823
------------------------------------------------------------------------------
                                                                     2,976,986
------------------------------------------------------------------------------

TEXTILES - 0.08%
------------------------------------------------------------------------------
Cintas Corp.                                              3,756        171,837
Mohawk Industries Inc./(1)/                                 697         39,694
------------------------------------------------------------------------------
                                                                       211,531
------------------------------------------------------------------------------
TOBACCO - 0.53%
------------------------------------------------------------------------------
Philip Morris Companies Inc.                             30,749      1,246,257
R.J. Reynolds Tobacco Holdings Inc.                       1,961         82,578
UST Inc.                                                  2,980         99,621
------------------------------------------------------------------------------
                                                                     1,428,456
------------------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.07%
------------------------------------------------------------------------------
Hasbro Inc.                                               4,495         51,917
Mattel Inc.                                               7,798        149,332
------------------------------------------------------------------------------
                                                                       201,249
------------------------------------------------------------------------------

TRANSPORTATION - 0.78%
------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                        5,008        130,258
CNF Inc.                                                  2,862         95,133
CSX Corp.                                                 2,632         74,512
Expeditors International Washington Inc.                  1,276         41,661
FedEx Corp.                                               5,429        294,360
Kansas City Southern Industries Inc./(1)/                 4,545         54,540
Norfolk Southern Corp.                                    7,312        146,167
Union Pacific Corp.                                       3,309        198,110
United Parcel Service Inc. "B"                           16,853      1,063,087
------------------------------------------------------------------------------
                                                                     2,097,828
------------------------------------------------------------------------------

TRUCKING & LEASING - 0.02%
------------------------------------------------------------------------------
GATX Corp.                                                2,959         67,524
------------------------------------------------------------------------------
                                                                        67,524
------------------------------------------------------------------------------

WATER - 0.09%
------------------------------------------------------------------------------
American Water Works Inc.                                 2,641        120,113
Connecticut Water Service Inc.                            2,616         66,004
Middlesex Water Co.                                       2,832         59,387
------------------------------------------------------------------------------
                                                                       245,504
------------------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
(Cost: $195,302,096)                                               148,501,301
------------------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 16.08%

AUSTRALIA - 0.92%
------------------------------------------------------------------------------
Coles Myer Ltd. ADR                                      10,219        286,132
National Australia Bank ADR                               6,109        548,283
Newcrest Mining Ltd.                                     34,883        141,427
News Corporation Ltd. ADR                                 8,429        221,261
Rio Tinto PLC ADR                                         8,315        661,292
Westpac Banking Corp. ADR                                16,195        624,965
------------------------------------------------------------------------------
                                                                     2,483,360
------------------------------------------------------------------------------

DENMARK - 0.21%
------------------------------------------------------------------------------
Novo-Nordisk A/S ADR                                     10,309        297,930

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES         VALUE
------------------------------------------------------------------------------

DENMARK (CONTINUED)
------------------------------------------------------------------------------
TDC A/S ADR                                              21,956    $   261,276
------------------------------------------------------------------------------
                                                                       559,206
------------------------------------------------------------------------------

FINLAND - 0.38%
------------------------------------------------------------------------------
Nokia OYJ                                                 9,561        152,005
Nokia OYJ ADR                                            44,658        692,199
Stora Enso OYJ "R"                                       16,832        177,518
------------------------------------------------------------------------------
                                                                     1,021,722
------------------------------------------------------------------------------
FRANCE - 1.39%
------------------------------------------------------------------------------
Alcatel SA ADR                                           27,956        124,125
Autoroutes du Sud de la France SA/(1)/                      647         15,636
Aventis SA ADR                                           14,219        770,528
AXA ADR                                                  42,845        576,265
France Telecom SA                                         1,803         31,560
France Telecom SA ADR                                     6,308        112,093
L'Oreal SA                                                7,421        564,990
LVMH Moet Hennessy Louis Vuitton SA                      10,094        414,702
Total Fina Elf SA ADR                                    14,341      1,025,382
Total Fina SA Warrants (Expires 08/08/03)/(1)/               81          1,933
Vivendi Universal SA ADR                                  7,022        112,844
------------------------------------------------------------------------------
                                                                     3,750,058
------------------------------------------------------------------------------

GERMANY - 0.89%
------------------------------------------------------------------------------
DaimlerChrysler AG                                       16,229        497,419
Deutsche Telekom AG ADR                                  27,756        352,501
E.ON AG                                                  12,825        517,481
RWE AG                                                   13,510        350,182
SAP AG                                                      463         36,693
SAP AG ADR                                               11,445        223,178
Siemens AG                                               10,761        457,350
------------------------------------------------------------------------------
                                                                     2,434,804
------------------------------------------------------------------------------

HONG KONG - 0.18%
------------------------------------------------------------------------------
ASM Pacific Technology Ltd.                              51,500         99,059
Bank of East Asia Ltd.                                   78,800        134,898
Giordano International Ltd.                             150,000         58,666
Hang Lung Properties Ltd.                                26,000         25,172
Hong Kong Exchanges & Clearing Ltd.                      18,000         22,620
Sino Land Co. Ltd.                                      350,000        112,203
Wharf Holdings Ltd.                                       9,000         16,965
------------------------------------------------------------------------------
                                                                       469,583
------------------------------------------------------------------------------

IRELAND - 0.20%
------------------------------------------------------------------------------
Allied Irish Banks PLC ADR                               20,349        546,981
------------------------------------------------------------------------------
                                                                       546,981
------------------------------------------------------------------------------

ITALY - 0.56%
------------------------------------------------------------------------------
Benetton Group SpA ADR                                   15,905        284,700
Eni SpA                                                   8,227        130,796
ENI-Ente Nazionale Idrocarburi SpA ADR                    7,224        567,012
Fiat SpA ADR                                             21,073        167,530
San Paolo-IMI SpA ADR                                    28,328        364,015
------------------------------------------------------------------------------
                                                                     1,514,053
------------------------------------------------------------------------------

JAPAN - 3.47%
------------------------------------------------------------------------------
Anritsu Corp.                                             3,000         11,477
Asatsu-DK Inc.                                            4,900         86,918
Canon Inc. ADR                                           11,643        429,045
CSK Corp.                                                 3,000         62,948
Daicel Chemical Industries Ltd.                          31,000         87,512
Daifuku Co. Ltd.                                         35,000        104,997
Daimaru Inc. (The)                                       17,000         50,712
Fuji Machine Mfg. Co. Ltd.                                6,500         61,347
Fuji Photo Film Co. Ltd. ADR                              9,554        306,397
Fujikura Ltd.                                            13,000         30,892
Gunma Bank Ltd.                                          14,000         60,875
Hitachi Cable Ltd.                                       15,000         37,415
Hitachi Ltd. ADR                                          5,744        213,964
Hitachi Zosen Corp./(1)/                                152,000         32,022
Honda Motor Company Ltd. ADR                             18,932        341,912
Ito-Yokado Co. Ltd. ADR                                   6,819        193,319
Japan Airlines System Corp. ADR                          17,084        182,112
JFE Holdings Inc./(1)/                                    4,100         49,786
JGC Corp.                                                 8,000         44,763
JSR Corp.                                                 9,000         90,402
Kaken Pharmaceutical Co. Ltd.                            17,000         70,624
Katokichi Co. Ltd.                                        7,800        116,997
Kikkoman Corp.                                           28,000        194,186
Kinden Corp.                                              7,000         25,836
Kirin Brewery Co. Ltd. ADR                               80,800        485,608
Kubota Corp. ADR                                         18,584        246,238
Kurita Water Industries Ltd.                              4,800         48,336
Kyocera Corp. ADR                                         2,671        152,648
Makita Corp. ADR                                         11,884         86,159
Matsushita Electric Industrial Co. Ltd.
 ADR                                                     29,617        284,323
Meitec Corp.                                              4,500        109,969
Millea Holdings Inc./(1)/                                    14        100,750
Millea Holdings Inc. ADR                                 11,943        420,394
Mitsubishi Corp. ADR                                     23,607        288,449
Mitsubishi Gas Chemical Co. Inc.                         46,000         63,959
Mitsui & Co. ADR                                          3,265        297,768
Mitsui Engineering & Shipbuilding Co.
 Ltd./(1)/                                               50,000         36,235
Mitsui O.S.K. Lines Ltd.                                 34,000         70,481
Mitsui Trust Holdings Inc.                               55,000         89,450
Mitsumi Electric Co. Ltd.                                 5,700         51,923
Namco Ltd.                                                4,400         73,710
NEC Corp. ADR                                            23,721         89,191
Nichirei Corp.                                           42,000        117,856

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                              SHARES        VALUE
------------------------------------------------------------------------------
JAPAN (CONTINUED)
------------------------------------------------------------------------------
Nikon Corp./(1)/                                          7,000  $      52,617
Nippon Sanso Corp.                                       31,000         94,042
Nippon Telegraph & Telephone Corp. ADR                   15,712        277,474
Nishimatsu Construction Co. Ltd.                         33,000         97,051
Nissan Chemical Industries Ltd.                          18,000         67,346
Nissan Motor Co. Ltd. ADR                                18,385        282,761
Oki Electric Industry Co. Ltd./(1)/                      32,000         51,774
Pioneer Corp. ADR                                         7,850        144,440
Q.P. Corp.                                               20,000        158,423
Ricoh Corp. Ltd. ADR                                      2,589        210,615
Rohm Co. Ltd.                                             1,500        190,992
Sekisui Chemical Co. Ltd.                                27,000         69,849
77 Bank Ltd. (The)                                       10,000         40,954
Showa Denko K.K./(1)/                                    49,000         62,349
Softbank Corp.                                            3,300         37,680
Sony Corp. ADR                                            7,740        319,739
Sumitomo Metal Industries Ltd./(1)/                     169,000         61,237
Sumitomo Metal Mining Co. Ltd.                           11,000         45,884
Suruga Bank Ltd. (The)                                    5,000         19,676
Takuma Co. Ltd                                           25,000        134,828
Teikoku Oil Co. Ltd.                                     16,000         63,908
Toda Corp.                                               15,000         25,154
Toyota Motor Corp. ADR                                   10,145        537,685
Trans Cosmos Inc.                                         2,200         22,488
Ube Industries Ltd./(1)/                                 31,000         31,086
Yamazaki Baking Co. Ltd.                                 24,000        134,491
Yokogawa Electric Corp.                                  15,000         93,158
------------------------------------------------------------------------------
                                                                     9,327,606
------------------------------------------------------------------------------

NETHERLANDS - 1.39%
------------------------------------------------------------------------------
Abn Amro Holding NV ADR                                  42,781        692,197
Aegon NV ADR                                             21,309        273,394
Akzo Nobel NV ADR                                        12,353        393,937
ING Groep NV                                              1,218         20,630
ING Groep NV ADR                                         16,996        286,213
Koninklijke Ahold NV ADR                                 30,081        382,931
Koninklijke (Royal) Philips Electronics
  NV - NY Shares                                         22,377        395,625
Reed Elsevier NV ADR                                     22,113        544,422
Royal Dutch Petroleum Co.                                17,386        765,372
------------------------------------------------------------------------------
                                                                     3,754,721
------------------------------------------------------------------------------

NEW ZEALAND - 0.06%
------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. ADR                     7,975        152,482
------------------------------------------------------------------------------
                                                                       152,482
------------------------------------------------------------------------------

NORWAY - 0.01%
------------------------------------------------------------------------------
Gjensidige NOR ASA                                          418         13,697
------------------------------------------------------------------------------
                                                                        13,697
------------------------------------------------------------------------------

PORTUGAL - 0.06%
------------------------------------------------------------------------------

Banco Comercial Portugues ADR                            14,551    $   170,974
------------------------------------------------------------------------------
                                                                       170,974
------------------------------------------------------------------------------

SINGAPORE - 0.21%
------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing
 Ltd. ADR/(1)/                                            1,909          7,521
Hotel Properties Ltd.                                   128,000         68,631
Neptune Orient Lines Ltd./(1)/                          120,000         63,649
Parkway Holdings Ltd.                                   211,000         91,845
Singapore Exchange Ltd.                                 197,000        139,700
SMRT Corp. Ltd.                                         335,000        111,055
ST Assembly Test Services Ltd./(1)/                      64,000         42,433
Venture Corp. Ltd.                                        6,000         48,083
------------------------------------------------------------------------------
                                                                       572,917
------------------------------------------------------------------------------

SPAIN - 0.75%
------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria SA ADR                   41,026        398,362
Banco Santander Central Hispano SA ADR                  107,239        756,035
Repsol YPF SA ADR                                        24,863        325,208
Telefonica SA/(1)/                                        6,091         54,523
Telefonica SA ADR/(1)/                                   18,214        483,946
------------------------------------------------------------------------------
                                                                     2,018,074
------------------------------------------------------------------------------

SWEDEN - 0.16%
------------------------------------------------------------------------------
Svenska Cellulosa AB "B"                                 10,768        363,329
Telefonaktiebolaget LM Ericsson AB
 ADR/(1)/                                                10,924         73,628
Telefonaktiebolaget LM Ericsson AB
 "B"/(1)/                                                23,786         16,652
------------------------------------------------------------------------------
                                                                       453,609
------------------------------------------------------------------------------

SWITZERLAND - 1.30%
------------------------------------------------------------------------------
Adecco SA ADR                                            29,005        276,708
Centerpulse ADR                                          13,265        229,882
Credit Suisse Group/(1)/                                  7,486        162,421
Kudelski SA - Bearer/(1)/                                 1,347         18,266
Nestle SA                                                 4,045        857,153
Novartis AG                                              29,463      1,075,004
Swiss Re                                                  2,422        158,874
UBS AG - Registered/(1)/                                 12,436        604,397
Zurich Financial Services AG                              1,341        125,110
------------------------------------------------------------------------------
                                                                     3,507,815
------------------------------------------------------------------------------

UNITED KINGDOM - 3.94%
------------------------------------------------------------------------------
Arm Holdings PLC/(1)/                                    22,819         17,633
AstraZeneca PLC ADR                                      22,726        797,455
Barclays PLC ADR/(2)/                                    29,055        717,659
BHP Billiton PLC                                         44,433        237,310
BP PLC                                                   84,389        580,113

LIFEPATH 2020 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                              SHARES         VALUE
------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
------------------------------------------------------------------------------
BP PLC ADR                                               22,914  $     931,454
British Sky Broadcasting PLC ADR/(1)/                     6,827        273,470
British Telecom PLC ADR                                  14,358        449,836
Cadbury Schweppes PLC ADR                                28,624        733,061
Diageo PLC ADR                                           23,939      1,048,528
GlaxoSmithKline PLC ADR                                  35,085      1,314,284
Hanson PLC ADR                                           15,682        347,827
Hong Kong & Shanghai Banking ADR                          7,425        408,227
HSBC Holdings PLC                                        60,201        665,339
Reuters Group PLC ADR                                     6,052        104,094
Royal Bank of Scotland Group PLC                         30,801        737,848
Vodafone Group PLC ADR                                   67,957      1,231,381
------------------------------------------------------------------------------
                                                                    10,595,519
------------------------------------------------------------------------------
TOTAL INTERNATIONAL COMMON STOCKS
(Cost: $63,048,499)                                                 43,347,181
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $258,350,595)                                               191,848,482
------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 27.82%
------------------------------------------------------------------------------
U.S. Treasury Bonds
  5.25%, 11/15/28                                 $     200,000        208,898
  6.00%, 02/15/26                                       500,000        572,989
  7.50%, 11/15/16                                     1,000,000      1,307,734
 10.38%, 11/15/12                                     3,000,000      4,009,686
 12.38%, 05/15/04                                       400,000        459,656
U.S. Treasury Notes
  1.88%, 09/30/04                                     5,350,000      5,386,781
  2.25%, 07/31/04                                     3,990,000      4,042,369
  4.38%, 05/15/07                                    10,240,000     10,995,999
  4.63%, 05/15/06                                     2,910,000      3,138,482
  4.75%, 11/15/08                                     5,110,000      5,577,882
  5.00%, 08/15/11                                     1,810,000      1,984,777
  5.63%, 05/15/08                                     3,000,000      3,403,593
  5.88%, 02/15/04                                     5,060,000      5,320,706
  5.88%, 11/15/05                                     4,000,000      4,435,624
  6.00%, 08/15/04                                     2,300,000      2,469,625
  6.50%, 05/15/05                                     2,990,000      3,319,017
  6.75%, 05/15/05                                    10,710,000     11,940,397
  7.25%, 05/15/04                                     5,030,000      5,433,969
  7.88%, 11/15/04                                     1,000,000      1,116,680
------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $72,211,640)                                                 75,124,864
------------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 12.10%
------------------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                               28,924,285  $  28,924,285
BlackRock Temp Cash Money Market Fund                 3,225,648      3,225,648
Dreyfus Money Market Fund                               278,073        278,073
Goldman Sachs Financial Square Prime
  Obligation Fund                                       242,238        242,238
------------------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $32,670,244)                                                 32,670,244
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 110.97%
(Cost $363,232,479)                                                299,643,590
------------------------------------------------------------------------------

Other Assets, Less Liabilities - (10.97%)                          (29,614,168)
------------------------------------------------------------------------------

NET ASSETS - 100.00%                                             $ 270,029,422
==============================================================================

/(1)/  NON-INCOME EARNING SECURITIES.
/(2)/  ISSUER IS AN AFFILIATE OF THE MASTER PORTFOLIO'S INVESTMENT ADVISOR. SEE
       NOTE 2.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

COMMON STOCKS - 82.35%
U.S. COMMON STOCKS - 63.86%
ADVERTISING - 0.16%
------------------------------------------------------------------------------
Harte-Hanks Inc.                                          1,320  $      24,644
Interpublic Group of Companies Inc.                       3,501         49,294
Omnicom Group Inc.                                        1,101         71,125
TMP Worldwide Inc./(1)/                                   1,500         16,965
------------------------------------------------------------------------------
                                                                       162,028
------------------------------------------------------------------------------

AEROSPACE / DEFENSE - 0.97%
------------------------------------------------------------------------------
Boeing Co. (The)                                          6,159        203,185
General Dynamics Corp.                                    1,388        110,166
Goodrich (B.F.) Co.                                       1,107         20,280
Lockheed Martin Corp.                                     3,435        198,371
Northrop Grumman Corp.                                    1,454        141,038
Raytheon Co.                                              2,678         82,348
Rockwell Collins Inc.                                     1,815         42,217
United Technologies Corp.                                 3,121        193,315
------------------------------------------------------------------------------
                                                                       990,920
------------------------------------------------------------------------------

AIRLINES - 0.12%
------------------------------------------------------------------------------
AMR Corp./(1)/                                            1,274          8,408
ATA Holdings Corp./(1)/                                   2,900         13,253
Continental Airlines Inc. "B"/(1)/                          486          3,523
Delta Air Lines Inc.                                        986         11,931
Northwest Airlines Corp. "A"/(1)/                         1,001          7,347
Southwest Airlines Co.                                    5,460         75,894
UAL Corp./(1)/                                            1,215          1,737
------------------------------------------------------------------------------
                                                                       122,093
------------------------------------------------------------------------------

APPAREL - 0.21%
------------------------------------------------------------------------------
Jones Apparel Group Inc./(1)/                             1,246         44,158
Liz Claiborne Inc.                                        1,436         42,577
Nike Inc. "B"                                             1,771         78,756
VF Corp.                                                  1,482         53,426
------------------------------------------------------------------------------
                                                                       218,917
------------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.35%
------------------------------------------------------------------------------
Ford Motor Company                                       14,792        137,566
General Motors Corp. "A"                                  3,990        147,071
Navistar International Corp./(1)/                         1,106         26,887
PACCAR Inc.                                                 977         45,069
------------------------------------------------------------------------------
                                                                       356,593
------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.08%
------------------------------------------------------------------------------
Dana Corp.                                                1,629         19,157
Delphi Corp.                                              4,186         33,697
Goodyear Tire & Rubber Co. (The)                          1,014          6,905
Visteon Corp.                                             3,065         21,332
------------------------------------------------------------------------------
                                                                        81,091
------------------------------------------------------------------------------

BANKS - 5.48%
------------------------------------------------------------------------------
AmSouth Bancorp                                           3,431         65,875
Associated Bancorp                                        1,708         57,970
Bank of America Corp.                                    10,338        719,215
Bank of Hawaii Corp.                                      1,383         42,029
Bank of New York Co. Inc. (The)                           4,933        118,195
Bank One Corp.                                            7,866        287,502
Banknorth Group Inc.                                      1,030         23,278
BB&T Corp.                                                3,124        115,557
Century Bancorp Inc. "A"                                  1,500         39,780
Charter One Financial Inc.                                2,114         60,735
Citizens Banking Corp.                                    1,700         42,126
City National Corp.                                         758         33,344
Comerica Inc.                                             1,207         52,191
Commerce Bancorp Inc.                                       900         38,871
Commerce Bancshares Inc.                                  1,368         53,749
Compass Bancshares Inc.                                   1,804         56,411
Fifth Third Bancorp                                       3,699        216,576
First State Bancorp                                       1,300         32,240
First Tennessee National Corp.                            1,262         45,356
First Virginia Banks Inc.                                 1,608         59,866
FleetBoston Financial Corp.                               7,250        176,175
Golden West Financial Corp.                               1,208         86,746
GreenPoint Financial Corp.                                1,300         58,734
Hibernia Corp. "A"                                        1,646         31,702
Hudson United Bancorp                                     2,000         62,200
Huntington Bancshares Inc.                                2,058         38,505
KeyCorp                                                   3,339         83,942
M&T Bank Corp.                                              699         55,466
Marshall & Ilsley Corp.                                   2,404         65,822
Mellon Financial Corp.                                    2,281         59,557
Mercantile Bankshares Corp.                               1,225         47,273
Nara Bancorp Inc.                                           600         12,396
National City Corp.                                       4,366        119,279
National Commerce Financial Corp.                         2,918         69,594
New York Community Bancorp Inc.                           2,600         75,088
North Fork Bancorp Inc.                                   1,577         53,208
Northern Trust Corp.                                      1,222         42,831
PNC Financial Services Group                              1,962         82,208
Popular Inc.                                                957         32,347
Regions Financial Corp.                                   2,398         79,997
Sky Financial Group Inc.                                  2,008         39,979
SouthTrust Corp.                                          2,916         72,463
Sovereign Bancorp Inc.                                    1,825         25,641
State Street Corp.                                        1,907         74,373
SunTrust Banks Inc.                                       1,959        111,506
Synovus Financial Corp.                                   1,821         35,327
TCF Financial Corp.                                         704         30,758
Trustmark Corp.                                           1,344         31,987
U.S. Bancorp                                             13,880        294,534
Union Planters Corp.                                      2,141         60,248

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

BANKS (CONTINUED)
------------------------------------------------------------------------------
UnionBanCal Corp.                                         1,000  $      39,270
Valley National Bancorp                                   2,301         60,677
Wachovia Corp.                                            9,396        342,390
Washington Federal Inc.                                   2,618         65,057
Washington Mutual Inc.                                    6,192        213,810
Wells Fargo & Company                                    11,686        547,723
Wilmington Trust Corp.                                    1,088         34,468
Zions Bancorporation                                        735         28,922
------------------------------------------------------------------------------
                                                                     5,603,069
------------------------------------------------------------------------------

BEVERAGES - 1.55%
------------------------------------------------------------------------------
Anheuser-Busch Companies Inc.                             5,541        268,184
Brown-Forman Corp. "B"                                      331         21,634
Coca-Cola Co. (The)                                      16,049        703,267
Coca-Cola Enterprises Inc.                                3,770         81,884
Coors (Adolf) Company "B"                                    54          3,307
Pepsi Bottling Group Inc.                                 1,843         47,365
PepsiAmericas Inc.                                          797         10,704
PepsiCo Inc.                                             10,711        452,218
------------------------------------------------------------------------------
                                                                     1,588,563
------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.70%
------------------------------------------------------------------------------
Amgen Inc./(1)/                                           8,349        403,591
Applera Corp. - Celera Genomics Group/(1)/                1,576         15,051
Biogen Inc./(1)/                                          1,166         46,710
Chiron Corp./(1)/                                         1,772         66,627
CuraGen Corp./(1)/                                        1,146          5,329
Genentech Inc./(1)/                                       1,915         63,501
Genzyme Corp. - General Division/(1)/                     1,754         51,866
IDEC Pharmaceuticals Corp./(1)/                           1,100         36,487
Millennium Pharmaceuticals Inc./(1)/                      3,438         27,298
------------------------------------------------------------------------------
                                                                       716,460
------------------------------------------------------------------------------

BUILDING MATERIALS - 0.19%
------------------------------------------------------------------------------
American Standard Companies Inc./(1)/                       491         34,930
Masco Corp.                                               3,690         77,674
Nortek Holdings Inc./(1)/                                   800         36,600
Vulcan Materials Co.                                      1,171         43,912
------------------------------------------------------------------------------
                                                                       193,116
------------------------------------------------------------------------------

CHEMICALS - 1.02%
------------------------------------------------------------------------------
Air Products & Chemicals Inc.                             1,607         68,699
Ashland Inc.                                                450         12,838
Cabot Corp.                                                 809         21,471
Cabot Microelectronics Corp./(1)/                           553         26,102
Crompton Corp.                                            1,379          8,205
Dow Chemical Co. (The)                                    6,057        179,893
Du Pont (E.I.) de Nemours and Co.                         6,438        272,971
Eastman Chemical Co.                                        522         19,194
Engelhard Corp.                                           1,064         23,780
IMC Global Inc.                                           1,055         11,257
Lubrizol Corp.                                              831         25,345
Lyondell Chemical Co.                                     1,089         13,765
Millennium Chemicals Inc.                                   895          8,520
Monsanto Co.                                              1,786         34,380
Olin Corp.                                                1,597         24,833
PPG Industries Inc.                                       1,078         54,062
Praxair Inc.                                              1,071         61,872
Rohm & Haas Co. "A"                                       1,909         62,004
Sherwin-Williams Co. (The)                                1,202         33,957
Sigma-Aldrich Corp.                                         741         36,087
Solutia Inc.                                              1,174          4,262
Valspar Corp. (The)                                         927         40,955
------------------------------------------------------------------------------
                                                                     1,044,452
------------------------------------------------------------------------------

COAL - 0.01%
------------------------------------------------------------------------------
Massey Energy Co.                                           573          5,570
------------------------------------------------------------------------------
                                                                         5,570
------------------------------------------------------------------------------

COMMERCIAL SERVICES - 1.01%
------------------------------------------------------------------------------
Apollo Group Inc. "A"/(1)/                                1,675         73,700
Arbitron Inc./(1)/                                          775         25,963
Block (H & R) Inc.                                        1,240         49,848
Caremark Rx Inc./(1)/                                     2,138         34,743
Cendant Corp./(1)/                                        8,090         84,783
Concord EFS Inc./(1)/                                     3,992         62,834
Convergys Corp./(1)/                                      1,507         22,831
Deluxe Corp.                                              1,035         43,574
Donnelley (R.R.) & Sons Co.                               1,257         27,365
Dun & Bradstreet Corp./(1)/                               1,174         40,491
Ecolab Inc.                                                 989         48,956
Equifax Inc.                                              1,389         32,141
First Health Group Corp./(1)/                             1,414         34,431
Manpower Inc.                                               988         31,517
McKesson Corp.                                            2,444         66,061
Michael Baker Corp./(1)/                                  1,100         12,045
Moody's Corp.                                             1,295         53,471
MPS Group Inc./(1)/                                       1,184          6,559
Paychex Inc.                                              2,761         77,032
Petroleum Helicopters Inc./(1)/                             900         26,676
Quintiles Transnational Corp./(1)/                        1,523         18,428
Rent-A-Center Inc./(1)/                                     900         44,955
Robert Half International Inc./(1)/                       1,884         30,351
ServiceMaster Co. (The)                                   2,527         28,050
Valassis Communications Inc./(1)/                           788         23,191
Viad Corp.                                                1,512         33,793
------------------------------------------------------------------------------
                                                                     1,033,789
------------------------------------------------------------------------------

COMPUTERS - 3.17%
------------------------------------------------------------------------------
Affiliated Computer Services Inc. "A"/(1)/                  760         40,014
Apple Computer Inc./(1)/                                  3,403         48,765

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

COMPUTERS (CONTINUED)
------------------------------------------------------------------------------
Brocade Communications Systems Inc./(1)/                  2,788  $      11,542
Ceridian Corp./(1)/                                       1,531         22,077
Cisco Systems Inc./(1)/                                  48,682        637,734
Computer Sciences Corp./(1)/                              1,272         43,820
Dell Computer Corp./(1)/                                 16,612        444,205
Diebold Inc.                                                594         24,485
DST Systems Inc./(1)/                                       819         29,115
Echelon Corp./(1)/                                        1,392         15,604
Electronic Data Systems Corp.                             2,878         53,042
Electronics For Imaging Inc./(1)/                         1,077         17,513
EMC Corp./(1)/                                           19,076        117,127
Enterasys Networks Inc./(1)/                              1,329          2,073
Gateway Inc./(1)/                                         2,019          6,340
Hall Kinion & Associates Inc./(1)/                        3,200         17,891
Hewlett-Packard Co.                                      21,055        365,515
International Business Machines Corp.                    10,951        848,703
Internet Security Systems Inc./(1)/                         980         17,963
Juniper Networks Inc./(1)/                                3,334         22,671
Lexmark International Inc. "A"/(1)/                         851         51,486
Maxtor Corp./(1)/                                         1,755          8,880
McDATA Corp. "A"/(1)/                                       787          5,588
Mentor Graphics Corp./(1)/                                1,504         11,821
NCR Corp./(1)/                                              814         19,324
Network Appliance Inc./(1)/                               3,757         37,570
Palm Inc./(1)/                                              207          3,250
Quantum Corp./(1)/                                        1,386          3,701
Redback Networks Inc./(1)/                                  550            462
Riverstone Networks Inc./(1)/                             2,181          4,624
RSA Security Inc./(1)/                                      545          3,265
Sapient Corp./(1)/                                        1,142          2,341
Seagate Technology Inc.                                   2,893             --
Silicon Graphics Inc./(1)/                                2,910          3,288
Storage Technology Corp./(1)/                             1,726         36,971
Sun Microsystems Inc./(1)/                               22,723         70,669
SunGard Data Systems Inc./(1)/                            2,364         55,696
Synopsys Inc./(1)/                                          699         32,259
3Com Corp./(1)/                                           3,048         14,112
Unisys Corp./(1)/                                         1,914         18,949
VeriSign Inc./(1)/                                        1,825         14,637
Veritas Software Corp./(1)/                               3,877         60,559
------------------------------------------------------------------------------
                                                                     3,245,651
------------------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.42%
------------------------------------------------------------------------------
Alberto-Culver Co. "B"                                      887         44,705
Avon Products Inc.                                        1,733         93,357
Colgate-Palmolive Co.                                     3,290        172,495
Estee Lauder Companies Inc. "A"                             728         19,219
Gillette Co. (The)                                        6,985        212,065
International Flavors & Fragrances Inc.                     921         32,327
Kimberly-Clark Corp.                                      3,330        158,075
Procter & Gamble Co.                                      8,373        719,576
------------------------------------------------------------------------------
                                                                     1,451,819
------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.20%
------------------------------------------------------------------------------
Costco Wholesale Corp./(1)/                               3,160         88,670
Fastenal Co.                                                818         30,585
Genuine Parts Co.                                         1,475         45,430
Grainger (W.W.) Inc.                                        491         25,311
Tech Data Corp./(1)/                                        437         11,782
------------------------------------------------------------------------------
                                                                       201,778
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 4.15%
------------------------------------------------------------------------------
American Express Co.                                      8,892        314,332
Bear Stearns Companies Inc. (The)                           641         38,075
Capital One Financial Corp.                               1,733         51,505
Citigroup Inc.                                           35,478      1,248,471
Citigroup Inc. Warrants (Expires
  12/31/50)/(1)/                                            900            945
Countrywide Financial Corp.                                 917         47,363
Edwards (A.G.) Inc.                                         846         27,884
Fannie Mae                                                6,441        414,350
Federated Investors Inc. "B"                              1,300         32,981
Franklin Resources Inc.                                   1,930         65,774
Freddie Mac                                               4,588        270,921
Goldman Sachs Group Inc. (The)                            3,080        209,748
Household International Inc.                              3,055         84,960
JP Morgan Chase & Co.                                    13,791        330,984
Legg Mason Inc.                                             728         35,337
Lehman Brothers Holdings Inc.                             1,569         83,612
MBNA Corp.                                                9,078        172,664
Merrill Lynch & Co. Inc.                                  5,545        210,433
Morgan Stanley                                            7,258        289,739
Providian Financial Corp./(1)/                            2,006         13,019
Schwab (Charles) Corp. (The)                              9,519        103,281
SLM Corp.                                                 1,062        110,299
Stilwell Financial Inc.                                   2,980         38,949
T. Rowe Price Group Inc.                                  1,553         42,366
------------------------------------------------------------------------------
                                                                     4,237,992
------------------------------------------------------------------------------

ELECTRIC - 1.87%
------------------------------------------------------------------------------
AES Corp. (The)/(1)/                                      3,979         12,017
Ameren Corp.                                              1,327         55,163
American Electric Power Co. Inc.                          3,091         84,477
Calpine Corp./(1)/                                        2,946          9,604
CenterPoint Energy Inc.                                   2,983         25,356
Cinergy Corp.                                             2,109         71,115
Consolidated Edison Inc.                                  1,812         77,590
Constellation Energy Group Inc.                           1,874         52,135
Dominion Resources Inc.                                   2,122        116,498
DTE Energy Co.                                            1,312         60,877
Duke Energy Corp.                                         5,904        115,364
Edison International/(1)/                                 3,010         35,669

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

ELECTRIC (CONTINUED)
------------------------------------------------------------------------------
Energy East Corp.                                         1,011  $      22,333
Entergy Corp.                                             2,155         98,246
Exelon Corp.                                              2,584        136,358
FirstEnergy Corp.                                         2,649         87,338
FPL Group Inc.                                            1,025         61,633
Hawaiian Electric Industries Inc.                         1,200         52,776
Mirant Corp./(1)/                                         3,554          6,717
NiSource Inc.                                             1,782         35,640
Northeast Utilities                                       4,500         68,265
Pepco Holdings Inc.                                       1,075         20,844
PG&E Corp./(1)/                                           3,226         44,841
Pinnacle West Capital Corp.                               1,092         37,226
PPL Corp.                                                 1,715         59,476
Progress Energy Inc.                                      2,048         88,781
Public Service Enterprise Group Inc.                      2,314         74,279
Reliant Resources Inc./(1)/                               2,352          7,526
SCANA Corp.                                                 734         22,725
Southern Co.                                              6,006        170,510
TXU Corp.                                                 2,761         51,575
Wisconsin Energy Corp.                                      808         20,362
Xcel Energy Inc.                                          3,000         33,000
------------------------------------------------------------------------------
                                                                     1,916,316
------------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.09%
------------------------------------------------------------------------------
American Power Conversion Corp./(1)/                      1,623         24,588
Hubbell Inc. "B"                                            909         31,942
Molex Inc.                                                1,552         35,758
------------------------------------------------------------------------------
                                                                        92,288
------------------------------------------------------------------------------

ELECTRONICS - 0.47%
------------------------------------------------------------------------------
Agilent Technologies Inc./(1)/                            3,910         70,224
Applera Corp. - Applied Biosystems Group                  2,328         40,833
Arrow Electronics Inc./(1)/                               1,045         13,366
Avnet Inc./(1)/                                             973         10,538
AVX Corp.                                                 1,680         16,464
Jabil Circuit Inc./(1)/                                   2,008         35,983
Johnson Controls Inc.                                       696         55,798
Millipore Corp./(1)/                                        712         24,208
Parker Hannifin Corp.                                       587         27,078
PerkinElmer Inc.                                            768          6,336
Sanmina-SCI Corp./(1)/                                    3,910         17,556
Solectron Corp./(1)/                                      4,669         16,575
Symbol Technologies Inc.                                  2,262         18,594
Tektronix Inc./(1)/                                       1,144         20,809
Thermo Electron Corp./(1)/                                1,602         32,232
Thomas & Betts Corp./(1)/                                   525          8,873
Varian Inc./(1)/                                            844         24,214
Vishay Intertechnology Inc./(1)/                          1,410         15,764
Waters Corp./(1)/                                           957         20,843
------------------------------------------------------------------------------
                                                                       476,288
------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
------------------------------------------------------------------------------
Fluor Corp.                                                 781         21,868
Washington Group Warrants (Expires
  03/11/03)/(1)/                                             25             --
------------------------------------------------------------------------------
                                                                        21,868
------------------------------------------------------------------------------

ENTERTAINMENT - 0.12%
------------------------------------------------------------------------------
Dover Motorsports Inc.                                    9,600         44,640
International Game Technology Inc./(1)/                     785         59,597
Macrovision Corp./(1)/                                    1,223         19,617
------------------------------------------------------------------------------
                                                                       123,854
------------------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.13%
------------------------------------------------------------------------------
Republic Services Inc. "A"/(1)/                           1,080         22,658
Waste Management Inc.                                     4,751        108,893
------------------------------------------------------------------------------
                                                                       131,551
------------------------------------------------------------------------------

FOOD - 1.55%
------------------------------------------------------------------------------
Albertson's Inc.                                          2,501         55,672
Archer-Daniels-Midland Co.                                4,670         57,908
Arden Group Inc. "A"/(1)/                                   200         12,104
Benihana Inc./(1)/                                        3,335         44,989
Campbell Soup Co.                                         2,618         61,444
ConAgra Foods Inc.                                        3,726         93,187
Dean Foods Co./(1)/                                       1,040         38,584
Del Monte Foods Co./(1)/                                    972          7,484
Dole Food Co.                                               719         23,425
Flowers Foods Inc.                                        1,200         23,412
General Mills Inc.                                        2,523        118,455
Heinz (H.J.) Co.                                          2,178         71,591
Hershey Foods Corp.                                         761         51,322
Hormel Foods Corp.                                          728         16,984
Kellogg Co.                                               3,133        107,368
Kraft Foods Inc.                                          1,896         73,811
Kroger Co./(1)/                                           5,143         79,459
McCormick & Co. Inc.                                      1,380         32,016
Safeway Inc./(1)/                                         2,560         59,802
Sara Lee Corp.                                            5,550        124,931
Smithfield Foods Inc./(1)/                                1,814         35,990
Smucker (J.M.) Co. (The)                                    561         22,333
SUPERVALU Inc.                                            1,104         18,227
Sysco Corp.                                               5,112        152,286
Tasty Baking Company                                      3,900         33,930
Tyson Foods Inc. "A"                                      3,571         40,067
Whole Foods Market Inc./(1)/                                567         29,898
Winn-Dixie Stores Inc.                                    1,163         17,771
Wrigley (William Jr.) Co.                                 1,550         85,064
------------------------------------------------------------------------------
                                                                     1,589,514
------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.29%
------------------------------------------------------------------------------
Boise Cascade Corp.                                         751         18,940
Bowater Inc.                                                600         25,170

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER (CONTINUED)
------------------------------------------------------------------------------
Georgia-Pacific Corp.                                     1,535  $      24,806
International Paper Co.                                   2,905        101,588
MeadWestvaco Corp.                                        1,432         35,385
Plum Creek Timber Co. Inc.                                1,006         23,742
Temple-Inland Inc.                                          197          8,828
Weyerhaeuser Co.                                          1,219         59,987
------------------------------------------------------------------------------
                                                                       298,446
------------------------------------------------------------------------------

GAS - 0.07%
------------------------------------------------------------------------------
KeySpan Corp.                                               981         34,570
Sempra Energy                                             1,553         36,728
------------------------------------------------------------------------------
                                                                        71,298
------------------------------------------------------------------------------
HAND / MACHINE TOOLS - 0.21%
------------------------------------------------------------------------------
Black & Decker Corp.                                        617         26,463
Emerson Electric Co.                                      2,726        138,617
SPX Corp./(1)/                                              636         23,818
Stanley Works (The)                                         398         13,763
Starrett (LS) Co. "A"                                       800         13,280
------------------------------------------------------------------------------
                                                                       215,941
------------------------------------------------------------------------------

HEALTH CARE - 3.11%
------------------------------------------------------------------------------
Aetna Inc.                                                1,102         45,314
AMERIGROUP Corp./(1)/                                        69          2,091
Anthem Inc./(1)/                                          1,200         75,480
Apogent Technologies Inc./(1)/                            1,095         22,776
Apria Healthcare Group Inc./(1)/                            295          6,561
Bard (C.R.) Inc.                                            503         29,174
Bausch & Lomb Inc.                                          846         30,456
Baxter International Inc.                                 4,170        116,760
Beckman Coulter Inc.                                      1,066         31,468
Becton, Dickinson & Co.                                   1,868         57,329
Biomet Inc.                                               2,192         62,823
Boston Scientific Corp./(1)/                              3,082        131,047
Covance Inc./(1)/                                           517         12,713
Guidant Corp./(1)/                                        1,986         61,268
HCA Inc.                                                  3,555        147,533
Health Management Associates Inc. "A"                     2,282         40,848
Health Net Inc./(1)/                                      1,540         40,656
HEALTHSOUTH Corp./(1)/                                    4,091         17,182
IDEXX Laboratories Inc./(1)/                              1,169         38,928
Johnson & Johnson                                        19,230      1,032,843
Lincare Holdings Inc./(1)/                                1,264         39,968
Matria Healthcare Inc./(1)/                               3,900         33,891
Medtronic Inc.                                            7,627        347,791
Mid Atlantic Medical Services Inc./(1)/                     111          3,596
Oxford Health Plans Inc./(1)/                               959         34,956
PacifiCare Health Systems Inc. "A"/(1)/                     809         22,733

Pediatrix Medical Group Inc./(1)/                            35          1,402
------------------------------------------------------------------------------
Quest Diagnostics Inc./(1)/                                 716         40,740
Renal Care Group Inc./(1)/                                  933         29,520
St. Jude Medical Inc./(1)/                                1,372         54,496
Steris Corp./(1)/                                         1,145         27,766
Stryker Corp.                                             1,486         99,740
Tenet Healthcare Corp./(1)/                               3,508         57,531
UnitedHealth Group Inc.                                   1,979        165,247
Universal Health Services Inc. "B"/(1)/                     519         23,407
Varian Medical Systems Inc./(1)/                            842         41,763
Viasys Healthcare Inc./(1)/                                 590          8,785
WellPoint Health Networks Inc./(1)/                       1,096         77,991
Zimmer Holdings Inc./(1)/                                 1,680         69,754
------------------------------------------------------------------------------
                                                                     3,184,327
------------------------------------------------------------------------------

HOME BUILDERS - 0.18%
------------------------------------------------------------------------------
Centex Corp.                                                700         35,140
Clayton Homes Inc./(1)/                                   1,189         14,482
D.R. Horton Inc.                                          1,200         20,820
KB Home                                                     800         34,280
Lennar Corp.                                                700         36,120
Pulte Homes Inc.                                            800         38,296
------------------------------------------------------------------------------
                                                                       179,138
------------------------------------------------------------------------------

HOME FURNISHINGS - 0.11%
------------------------------------------------------------------------------
Ethan Allen Interiors Inc.                                  903         31,036
Leggett & Platt Inc.                                      1,920         43,085
Maytag Corp.                                                849         24,197
Whirlpool Corp.                                             251         13,107
------------------------------------------------------------------------------
                                                                       111,425
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.30%
------------------------------------------------------------------------------
American Greetings Corp. "A"/(1)/                         1,269         20,050
Avery Dennison Corp.                                        846         51,674
Clorox Co.                                                1,721         70,991
Dial Corp. (The)                                          1,667         33,957
Fortune Brands Inc.                                       1,433         66,649
Newell Rubbermaid Inc.                                    2,043         61,964
------------------------------------------------------------------------------
                                                                       305,285
------------------------------------------------------------------------------

INSURANCE - 3.18%
------------------------------------------------------------------------------
ACE Ltd.                                                  1,208         35,443
AFLAC Inc.                                                3,850        115,962
Allmerica Financial Corp./(1)/                              929          9,383
Allstate Corp. (The)                                      4,866        179,993
Ambac Financial Group Inc.                                  842         47,354
American Financial Group Inc.                               792         18,271
American International Group Inc.                        18,018      1,042,341
American National Insurance Co.                             169         13,861
AON Corp.                                                 1,872         35,353
Chubb Corp.                                                 829         43,274
CIGNA Corp.                                                 922         37,913

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

INSURANCE (CONTINUED)
------------------------------------------------------------------------------
Cincinnati Financial Corp.                                1,742  $      65,412
Fidelity National Financial Inc.                            670         21,996
Hancock (John) Financial Services Inc.                    2,507         69,945
Hartford Financial Services Group Inc.                    1,868         84,863
Jefferson-Pilot Corp.                                     1,191         45,389
Lincoln National Corp.                                    1,352         42,696
Loews Corp.                                               1,264         56,197
Markel Corp./(1)/                                           169         34,730
Marsh & McLennan Companies Inc.                           3,324        153,602
MBIA Inc.                                                 1,096         48,071
Mercury General Corp.                                       903         33,935
MetLife Inc.                                              5,850        158,184
MGIC Investment Corp.                                       745         30,769
Old Republic International Corp.                          1,194         33,432
PMI Group Inc. (The)                                        896         26,916
Principal Financial Group Inc.                            2,700         81,351
Progressive Corp. (The)                                   1,745         86,604
Protective Life Corp.                                     1,066         29,336
Prudential Financial Inc.                                 3,900        123,786
Radian Group Inc.                                           692         25,708
SAFECO Corp.                                              1,379         47,810
St. Paul Companies Inc.                                   1,525         51,926
Torchmark Corp.                                             794         29,005
Transatlantic Holdings Inc.                                 150         10,005
Travelers Property Casualty
  Corp. "B"/(1)/                                          8,909        130,517
21st Century Insurance Group                                577          7,225
Unitrin Inc.                                                904         26,415
UNUMProvident Corp.                                       1,866         32,730
XL Capital Ltd. "A"                                       1,100         84,975
------------------------------------------------------------------------------
                                                                     3,252,678
------------------------------------------------------------------------------

IRON / STEEL - 0.09%
------------------------------------------------------------------------------
Allegheny Technologies Inc.                                 806          5,021
Nucor Corp.                                                 603         24,904
Schnitzer Steel Industries Inc. "A"                       3,100         62,062
------------------------------------------------------------------------------
                                                                        91,987
------------------------------------------------------------------------------

LEISURE TIME - 0.27%
------------------------------------------------------------------------------
Brunswick Corp.                                           1,445         28,698
Callaway Golf Co.                                           992         13,144
Carnival Corp. "A"                                        4,332        108,083
Harley-Davidson Inc.                                      2,169        100,208
Sabre Holdings Corp./(1)/                                 1,419         25,698
------------------------------------------------------------------------------
                                                                       275,831
------------------------------------------------------------------------------

LODGING - 0.24%
------------------------------------------------------------------------------
Harrah's Entertainment Inc./(1)/                          1,217         48,193
Hilton Hotels Corp.                                       2,863         36,389
Mandalay Resort Group/(1)/                                  868         26,569
Marriott International Inc. "A"                           1,525         50,127
MGM Grand Inc./(1)/                                       1,184         39,036
Park Place Entertainment Corp./(1)/                       1,659         13,936
Starwood Hotels & Resorts Worldwide Inc.                  1,279         30,363
------------------------------------------------------------------------------
                                                                       244,613
------------------------------------------------------------------------------

MACHINERY - 0.33%
------------------------------------------------------------------------------
Caterpillar Inc.                                          2,377        108,676
Cognex Corp./(1)/                                           565         10,413
Deere & Co.                                               1,577         72,305
Dover Corp.                                               1,612         47,006
Flow International Corp./(1)/                               800          2,040
Imation Corp./(1)/                                          660         23,153
Ingersoll-Rand Co. "A"                                      879         37,850
Rockwell Automation Inc.                                  1,515         31,376
------------------------------------------------------------------------------
                                                                       332,819
------------------------------------------------------------------------------

MANUFACTURERS - 2.67%
------------------------------------------------------------------------------
Cooper Industries Ltd.                                      309         11,263
Crane Co.                                                   886         17,658
Danaher Corp.                                               992         65,174
Eastman Kodak Co.                                         1,691         59,253
Eaton Corp.                                                 259         20,230
General Electric Co.                                     64,419      1,568,603
Harsco Corp.                                              1,070         34,122
Honeywell International Inc.                              5,464        131,136
Illinois Tool Works Inc.                                  1,858        120,510
ITT Industries Inc.                                         819         49,705
Pall Corp.                                                1,542         25,721
Pentair Inc.                                                900         31,095
Textron Inc.                                              1,049         45,097
3M Co.                                                    2,526        311,456
Tyco International Ltd.                                  13,629        232,783
U.S. Industries Inc./(1)/                                 1,030          2,709
------------------------------------------------------------------------------
                                                                     2,726,515
------------------------------------------------------------------------------

MEDIA - 2.97%
------------------------------------------------------------------------------
AOL Time Warner Inc./(1)/                                30,887        404,620
Beasley Broadcast Group Inc. "A"/(1)/                     1,000         11,960
Belo (A.H.) Corp.                                         1,801         38,397
Cablevision Systems Corp./(1)/                            1,613         27,002
Clear Channel Communications Inc./(1)/                    4,241        158,147
Comcast Corp. "A"/(1)/                                   24,745        583,240
Comcast Corp. Special "A"/(1)/                            6,456        145,841
Dow Jones & Co. Inc.                                        876         37,869
Fox Entertainment Group Inc. "A"/(1)/                       895         23,207
Gannett Co. Inc.                                          1,944        139,579
Gemstar-TV Guide International Inc./(1)/                  1,884          6,123

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

MEDIA (CONTINUED)
------------------------------------------------------------------------------
Gray Television Inc. "A"                                  1,900  $      22,515
Hearst-Argyle Television Inc./(1)/                          867         20,903
Hispanic Broadcasting Corp./(1)/                          1,182         24,290
Hollinger International Inc.                              3,150         32,004
Knight Ridder Inc.                                          429         27,134
Liberty Media Corp. "A"/(1)/                             20,200        180,588
McGraw-Hill Companies Inc. (The)                          1,049         63,402
Meredith Corp.                                              960         39,466
New York Times Co. "A"                                    1,059         48,428
Readers Digest Association Inc. (The)                       751         11,340
Scripps (E.W.) Co. "A"                                      433         33,319
Tribune Co.                                               2,576        117,105
UnitedGlobalCom Inc. "A"/(1)/                               803          1,927
Univision Communications Inc. "A"/(1)/                    1,677         41,087
USA Interactive/(1)/                                      1,963         44,992
Viacom Inc. "B"/(1)/                                     12,407        505,709
Walt Disney Co. (The)                                    14,621        238,469
Washington Post Company (The) "B"                             4          2,952
------------------------------------------------------------------------------
                                                                     3,031,615
------------------------------------------------------------------------------

MINING - 0.25%
------------------------------------------------------------------------------
Alcoa Inc.                                                5,763        131,281
Newmont Mining Corp.                                      3,291         95,538
Phelps Dodge Corp./(1)/                                     770         24,371
------------------------------------------------------------------------------
                                                                       251,190
------------------------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.19%
------------------------------------------------------------------------------
CompX International Inc.                                  2,900         24,273
Herman Miller Inc.                                        1,334         24,546
HON Industries Inc.                                       1,782         50,395
Imagistics International Inc./(1)/                          857         17,140
Pitney Bowes Inc.                                         1,314         42,915
Xerox Corp./(1)/                                          4,675         37,634
------------------------------------------------------------------------------
                                                                       196,903
------------------------------------------------------------------------------

OIL & GAS PRODUCERS - 3.52%
------------------------------------------------------------------------------
Amerada Hess Corp.                                          823         45,306
Anadarko Petroleum Corp.                                  1,706         81,717
Apache Corp.                                              1,206         68,730
Burlington Resources Inc.                                 1,576         67,216
ChevronTexaco Corp.                                       7,378        490,489
ConocoPhillips                                            4,327        209,384
Devon Energy Corp.                                        1,407         64,581
Diamond Offshore Drilling Inc.                              987         21,566
ENSCO International Inc.                                  1,754         51,655
EOG Resources Inc.                                        1,496         59,720
Equitable Resources Inc.                                  1,500         52,560
Exxon Mobil Corp.                                        46,479      1,623,976
Houston Exploration Co./(1)/                                440         13,464
Kerr-McGee Corp.                                          1,091         48,331
Kinder Morgan Inc.                                        1,000         42,270
Marathon Oil Corp.                                        1,891         40,259
Murphy Oil Corp.                                          1,036         44,393
Nabors Industries Ltd./(1)/                               1,000         35,270
Noble Corp./(1)/                                          1,326         46,609
Noble Energy Inc.                                           639         23,994
Occidental Petroleum Corp.                                2,814         80,058
Ocean Energy Inc.                                         1,800         35,946
Patina Oil & Gas Corp.                                       53          1,677
Penn Virginia Corp.                                       1,200         43,620
Pioneer Natural Resources Co./(1)/                          788         19,897
Plains Exploration & Production Co./(1)/                  1,900         18,525
Plains Resource Inc./(1)/                                 1,900         22,515
Rowan Companies Inc.                                      1,398         31,735
Sunoco Inc.                                               1,157         38,389
Transocean Inc.                                           2,524         58,557
Unocal Corp.                                              1,784         54,555
Valero Energy Corp.                                       1,192         44,032
XTO Energy Inc.                                             803         19,834
------------------------------------------------------------------------------
                                                                     3,600,830
------------------------------------------------------------------------------

OIL & GAS SERVICES - 0.47%
------------------------------------------------------------------------------
Baker Hughes Inc.                                         1,975         63,575
BJ Services Co./(1)/                                      1,465         47,334
Cooper Cameron Corp./(1)/                                   491         24,462
Grant Prideco Inc./(1)/                                   1,147         13,351
Halliburton Co.                                           2,687         50,274
Patterson-UTI Energy Inc./(1)/                            1,500         45,255
Schlumberger Ltd.                                         4,241        178,504
Smith International Inc./(1)/                             1,240         40,449
Varco International Inc./(1)/                               889         15,469
------------------------------------------------------------------------------
                                                                       478,673
------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.14%
------------------------------------------------------------------------------
Bemis Co.                                                   691         34,294
Pactiv Corp./(1)/                                         1,261         27,565
Sealed Air Corp./(1)/                                       876         32,675
Smurfit-Stone Container Corp./(1)/                        1,532         23,579
Sonoco Products Co.                                         896         20,545
------------------------------------------------------------------------------
                                                                       138,658
------------------------------------------------------------------------------

PHARMACEUTICALS - 4.80%
------------------------------------------------------------------------------
Abbott Laboratories                                      10,018        400,720
Abgenix Inc./(1)/                                         2,346         17,290
Advanced Medical Optics Inc./(1)/                           220          2,633
Allergan Inc.                                               992         57,159
AmerisourceBergen Corp.                                     731         39,701
Bio-Reference Laboratories Inc./(1)/                      3,100         19,127
Bone Care International Inc./(1)/                         3,700         36,001
Bristol-Myers Squibb Co.                                 11,809        273,378

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

PHARMACEUTICALS (CONTINUED)
------------------------------------------------------------------------------
Cardinal Health Inc.                                      2,890  $     171,059
DENTSPLY International Inc.                               1,170         43,524
Forest Laboratories Inc. "A"/(1)/                         1,275        125,231
Gilead Sciences Inc./(1)/                                 1,700         57,800
ICN Pharmaceuticals Inc.                                  1,562         17,041
IVAX Corp./(1)/                                           1,396         16,933
King Pharmaceuticals Inc./(1)/                            2,478         42,597
Lilly (Eli) and Co.                                       6,976        442,976
MedImmune Inc./(1)/                                       2,050         55,699
Merck & Co. Inc.                                         14,537        822,940
Mylan Laboratories Inc.                                   1,366         47,673
Omnicare Inc.                                             1,418         33,791
Pfizer Inc.                                              39,556      1,209,227
Pharmacia Corp.                                           8,513        355,843
Schering-Plough Corp.                                     9,650        214,230
Sepracor Inc./(1)/                                        2,122         20,520
Sybron Dental Specialties Inc./(1)/                       1,406         20,879
Tanox Inc./(1)/                                           1,876         16,978
Watson Pharmaceuticals Inc./(1)/                            915         25,867
Wyeth                                                     8,455        316,217
------------------------------------------------------------------------------
                                                                     4,903,034
------------------------------------------------------------------------------

PIPELINES - 0.04%
------------------------------------------------------------------------------
Dynegy Inc. "A"                                           2,057          2,427
El Paso Corp.                                             4,727         32,900
Williams Companies Inc.                                   3,520          9,504
------------------------------------------------------------------------------
                                                                        44,831
------------------------------------------------------------------------------

PUBLISHING - 0.00%
------------------------------------------------------------------------------
Golden Books Family Entertainment Inc.
  Warrants (Expires 01/27/03)/(1)/                            1             --
------------------------------------------------------------------------------
                                                                            --
------------------------------------------------------------------------------

REAL ESTATE - 0.12%
------------------------------------------------------------------------------
Shurgard Storage Centers Inc. "A"                         2,200         68,948
Urstadt Biddle Properties Inc. "A"                        4,500         49,860
------------------------------------------------------------------------------
                                                                       118,808
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.96%
------------------------------------------------------------------------------
Apartment Investment & Management Co. "A"                 1,145         42,915
Archstone-Smith Trust                                     1,971         46,397
Arden Realty Inc.                                         2,216         49,084
AvalonBay Communities Inc.                                  854         33,426
Boston Properties Inc.                                    1,172         43,200
Capital Automotive                                          107          2,536
CarrAmerica Realty Corp.                                  2,174         54,459
Crescent Real Estate Equities Co.                         2,271         37,789
Duke Realty Corp.                                         2,251         57,288
Equity Office Properties Trust                            3,157         78,862
Equity Residential                                        2,026         49,799
General Growth Properties Inc.                              436         22,672
Highwoods Properties Inc.                                 3,146         69,527
Host Marriott Corp./(1)/                                  3,386         29,966
Kimco Realty Corp.                                        1,963         60,146
Mack-Cali Realty Corp.                                    1,893         57,358
ProLogis                                                  1,125         28,294
Public Storage Inc.                                       1,715         55,412
Rouse Co. (The)                                           1,807         57,282
Simon Property Group Inc.                                 1,677         57,135
Vornado Realty Trust                                      1,329         49,439
------------------------------------------------------------------------------
                                                                       982,986
------------------------------------------------------------------------------

RETAIL - 4.33%
------------------------------------------------------------------------------
Abercrombie & Fitch Co. "A"/(1)/                          1,029         21,053
Amazon.com Inc./(1)/                                      1,911         36,099
AutoNation Inc./(1)/                                      3,167         39,778
AutoZone Inc./(1)/                                          743         52,493
Barnes & Noble Inc./(1)/                                    718         12,974
Bed Bath & Beyond Inc./(1)/                               2,358         81,422
Best Buy Co. Inc./(1)/                                    2,555         61,703
Big Lots Inc./(1)/                                        1,599         21,155
BJ's Wholesale Club Inc./(1)/                               416          7,613
Borders Group Inc./(1)/                                   1,186         19,095
Brinker International Inc./(1)/                           1,068         34,443
CarMax Inc./(1)/                                            701         12,534
CDW Computer Centers Inc./(1)/                              672         29,467
Circuit City Stores Inc.                                  2,234         16,576
CVS Corp.                                                 2,642         65,971
Darden Restaurants Inc.                                   2,074         42,413
Dollar General Corp.                                      2,506         29,947
Dollar Tree Stores Inc./(1)/                              1,336         32,826
eBay Inc./(1)/                                            1,988        134,826
Family Dollar Stores Inc.                                 1,656         51,684
Federated Department Stores Inc./(1)/                     1,529         43,974
FreeMarkets Inc./(1)/                                       984          6,336
Gap Inc. (The)                                            6,600        102,432
Home Depot Inc.                                          16,065        384,917
Kohls Corp./(1)/                                          2,162        120,964
Limited Brands Inc.                                       4,179         58,213
Lowe's Companies Inc.                                     5,224        195,900
May Department Stores Co. (The)                           2,244         51,567
McDonald's Corp.                                          8,768        140,989
Nordstrom Inc.                                            1,586         30,086
Office Depot Inc./(1)/                                    3,402         50,214
Outback Steakhouse Inc.                                     951         32,752
Payless ShoeSource Inc./(1)/                                221         11,375
Penney (J.C.) Co. Inc. (Holding Co.)                      1,674         38,519
Pier 1 Imports Inc.                                       1,591         30,118
RadioShack Corp.                                          1,562         29,272
Rite Aid Corp./(1)/                                       3,998          9,795
Ross Stores Inc.                                            776         32,895
Saks Inc./(1)/                                            2,048         24,044
Sears, Roebuck and Co.                                    2,392         57,288

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

RETAIL (CONTINUED)
------------------------------------------------------------------------------
Staples Inc./(1)/                                         3,636  $      66,539
Starbucks Corp./(1)/                                      3,253         66,296
Target Corp.                                              5,963        178,890
Tiffany & Co.                                             1,488         35,578
TJX Companies Inc.                                        3,834         74,840
Toys R Us Inc./(1)/                                       1,320         13,200
Walgreen Co.                                              6,766        197,500
Wal-Mart Stores Inc.                                     28,574      1,443,273
Wendy's International Inc.                                1,267         34,298
Yum! Brands Inc./(1)/                                     2,580         62,488
------------------------------------------------------------------------------
                                                                     4,428,624
------------------------------------------------------------------------------

SEMICONDUCTORS - 1.67%
------------------------------------------------------------------------------
Advanced Micro Devices Inc./(1)/                          3,329         21,505
Agere Systems Inc. "B"/(1)/                               6,005          8,407
Altera Corp./(1)/                                         2,799         34,540
Analog Devices Inc./(1)/                                  2,254         53,803
Applied Materials Inc./(1)/                              10,538        137,310
Applied Micro Circuits Corp./(1)/                         1,888          6,967
Atmel Corp./(1)/                                          2,354          5,249
Axcelis Technologies Inc./(1)/                            1,231          6,905
Broadcom Corp. "A"/(1)/                                   2,765         41,641
Cirrus Logic Inc./(1)/                                      614          1,768
Conexant Systems Inc./(1)/                                1,733          2,790
Cree Inc./(1)/                                            1,019         16,661
Cypress Semiconductor Corp./(1)/                          1,291          7,385
Integrated Device Technology Inc./(1)/                    1,682         14,078
Intel Corp.                                              42,888        667,766
International Rectifier Corp./(1)/                          891         16,448
Intersil Corp. "A"/(1)/                                     780         10,873
KLA-Tencor Corp./(1)/                                       998         35,299
Lam Research Corp./(1)/                                   1,577         17,032
Lattice Semiconductor Corp./(1)/                          1,830         16,049
Linear Technology Corp.                                   1,666         42,850
LSI Logic Corp./(1)/                                      3,159         18,227
Maxim Integrated Products Inc.                            1,965         64,924
Microchip Technology Inc.                                 1,472         35,990
Micron Technology Inc./(1)/                               4,516         43,986
Mykrolis Corp./(1)/                                         278          2,029
National Semiconductor Corp./(1)/                         1,502         22,545
Novellus Systems Inc./(1)/                                1,020         28,642
NVIDIA Corp./(1)/                                         1,730         19,912
QLogic Corp./(1)/                                           876         30,231
Rambus Inc./(1)/                                            641          4,301
Silicon Laboratories Inc./(1)/                              553         10,551
Skyworks Solutions Inc./(1)/                                608          5,241
Teradyne Inc./(1)/                                        1,651         21,480
Texas Instruments Inc.                                   10,677        160,262
Varian Semiconductor Equipment
  Associates Inc./(1)/                                      759         18,035
Vitesse Semiconductor Corp./(1)/                          1,199          2,620
Xilinx Inc./(1)/                                          2,488         51,253
------------------------------------------------------------------------------
                                                                     1,705,555
------------------------------------------------------------------------------

SOFTWARE - 3.45%
------------------------------------------------------------------------------
Adobe Systems Inc.                                        2,053         50,916
Ariba Inc./(1)/                                           1,184          2,936
Ascential Software Corp./(1)/                             2,019          4,846
Autodesk Inc.                                             1,656         23,681
Automatic Data Processing Inc.                            3,673        144,165
BEA Systems Inc./(1)/                                     3,160         36,245
BMC Software Inc./(1)/                                    2,662         45,547
Cadence Design Systems Inc./(1)/                          2,745         32,364
Certegy Inc./(1)/                                           944         23,175
ChoicePoint Inc./(1)/                                       966         38,147
Citrix Systems Inc./(1)/                                  1,340         16,509
Computer Associates International Inc.                    4,161         56,174
Compuware Corp./(1)/                                      3,093         14,846
DoubleClick Inc./(1)/                                     2,034         11,512
eFunds Corp./(1)/                                         1,666         15,177
Electronic Arts Inc./(1)/                                 1,140         56,738
First Data Corp.                                          4,928        174,500
Fiserv Inc./(1)/                                          1,494         50,721
Global Payments Inc.                                      1,047         33,514
i2 Technologies Inc./(1)/                                 1,715          1,972
IMS Health Inc.                                           2,201         35,216
Inktomi Corp./(1)/                                          719          1,150
Intuit Inc./(1)/                                          1,516         71,131
Keane Inc./(1)/                                             759          6,823
Legato Systems Inc./(1)/                                    934          4,698
Macromedia Inc./(1)/                                      1,200         12,780
Mercury Interactive Corp./(1)/                              876         25,973
Micromuse Inc./(1)/                                         719          2,747
Microsoft Corp./(1)/                                     34,611      1,789,389
NDCHealth Corp.                                             762         15,164
Network Associates Inc./(1)/                              1,713         27,562
Novell Inc./(1)/                                          2,244          7,495
Openwave Systems Inc./(1)/                                1,792          3,584
Oracle Corp./(1)/                                        35,489        383,281
Parametric Technology Corp./(1)/                          2,243          5,652
PeopleSoft Inc./(1)/                                      2,449         44,817
Rational Software Corp./(1)/                              2,805         29,144
RealNetworks Inc./(1)/                                    1,519          5,787
Reynolds & Reynolds Co. (The) "A"                         1,335         34,002
Siebel Systems Inc./(1)/                                  4,477         33,488
Sybase Inc./(1)/                                          1,622         21,735
Symantec Corp./(1)/                                       1,178         47,721
Total System Services Inc.                                  462          6,237
Vignette Corp./(1)/                                       1,269          1,557
Yahoo! Inc./(1)/                                          4,372         71,482
------------------------------------------------------------------------------
                                                                     3,522,300
------------------------------------------------------------------------------

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                               SHARES        VALUE
------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.57%
------------------------------------------------------------------------------
ADC Telecommunications Inc./(1)/                          5,533  $      11,564
ADTRAN Inc./(1)/                                            740         24,346
Advanced Fibre Communications Inc./(1)/                   1,218         20,316
American Tower Corp. "A"/(1)/                             5,197         18,345
Andrew Corp./(1)/                                         1,138         11,699
Avaya Inc./(1)/                                           1,822          4,464
CIENA Corp./(1)/                                          3,152         16,201
CommScope Inc./(1)/                                         696          5,498
Comverse Technology Inc./(1)/                             1,113         11,152
Harris Corp.                                                792         20,830
JDS Uniphase Corp./(1)/                                  11,096         27,407
Lucent Technologies Inc./(1)/                            22,701         28,603
Motorola Inc.                                            17,646        152,638
QUALCOMM Inc./(1)/                                        4,980        181,222
RF Micro Devices Inc./(1)/                                1,388         10,174
Scientific-Atlanta Inc.                                   1,584         18,786
Tellabs Inc./(1)/                                         3,129         22,748
------------------------------------------------------------------------------
                                                                       585,993
------------------------------------------------------------------------------

TELECOMMUNICATIONS - 1.20%
------------------------------------------------------------------------------
Adaptec Inc./(1)/                                           742          4,192
Anixter International Inc./(1)/                             349          8,114
AT&T Wireless Services Inc./(1)/                         20,956        118,401
Broadwing Inc./(1)/                                       4,165         14,661
Corning Inc./(1)/                                         6,341         20,989
Cox Communications Inc. "A"/(1)/                          1,298         36,863
EchoStar Communications Corp./(1)/                        2,300         51,198
Emulex Corp./(1)/                                         1,500         27,825
General Motors Corp. "H"/(1)/                             6,403         68,512
Level 3 Communications Inc./(1)/                          2,623         12,853
Nextel Communications Inc. "A"/(1)/                       6,289         72,638
Qwest Communications International
  Inc./(1)/                                              13,282         66,410
Sprint Corp. (PCS Group)/(1)/                             6,688         29,293
Verizon Communications Inc.                              18,028        698,585
------------------------------------------------------------------------------
                                                                     1,230,534
------------------------------------------------------------------------------
TELEPHONE - 1.29%
------------------------------------------------------------------------------
Alltel Corp.                                              1,930         98,430
AT&T Corp.                                                5,442        142,091
BellSouth Corp.                                          12,315        318,589
CenturyTel Inc.                                           1,427         41,925
SBC Communications Inc.                                  22,457        608,809
Sprint Corp. (FON Group)                                  6,373         92,281
Telephone & Data Systems Inc.                               415         19,513
------------------------------------------------------------------------------
                                                                     1,321,638
------------------------------------------------------------------------------
TEXTILES - 0.10%
------------------------------------------------------------------------------
Cintas Corp.                                              1,502         68,717
Mohawk Industries Inc./(1)/                                 600         34,170
------------------------------------------------------------------------------
                                                                       102,887
------------------------------------------------------------------------------

TOBACCO - 0.60%
------------------------------------------------------------------------------
Philip Morris Companies Inc.                             13,392  $     542,778
R.J. Reynolds Tobacco Holdings Inc.                         720         30,319
UST Inc.                                                  1,212         40,517
------------------------------------------------------------------------------
                                                                       613,614
------------------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.09%
------------------------------------------------------------------------------
Hasbro Inc.                                               1,471         16,990
Mattel Inc.                                               3,944         75,528
------------------------------------------------------------------------------
                                                                        92,518
------------------------------------------------------------------------------

TRANSPORTATION - 0.93%
------------------------------------------------------------------------------
Airborne Inc.                                               867         12,858
Alexander & Baldwin Inc.                                  1,545         39,846
Burlington Northern Santa Fe Corp.                        2,607         67,808
CNF Inc.                                                  1,153         38,326
CSX Corp.                                                 1,137         32,188
FedEx Corp.                                               2,280        123,622
Kansas City Southern Industries Inc./(1)/                 2,489         29,868
Norfolk Southern Corp.                                    2,813         56,232
Union Pacific Corp.                                       1,619         96,930
United Parcel Service Inc. "B"                            7,100        447,868
------------------------------------------------------------------------------
                                                                       945,546
------------------------------------------------------------------------------

TRUCKING & LEASING - 0.02%
------------------------------------------------------------------------------
GATX Corp.                                                1,003         22,888
------------------------------------------------------------------------------
                                                                        22,888
------------------------------------------------------------------------------

WATER - 0.06%
------------------------------------------------------------------------------
American Water Works Inc.                                 1,364         62,035
------------------------------------------------------------------------------
                                                                        62,035
------------------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
(Cost: $68,665,020)                                                 65,277,543
------------------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 18.49%

AUSTRALIA - 1.14%
------------------------------------------------------------------------------
Coles Myer Ltd. ADR                                       4,129        115,612
National Australia Bank ADR                               4,594        412,312
News Corporation Ltd. ADR                                 3,539         92,899
Rio Tinto PLC ADR                                         3,711        295,136
Westpac Banking Corp. ADR                                 6,568        253,459
------------------------------------------------------------------------------
                                                                     1,169,418
------------------------------------------------------------------------------

------------------------------------------------------------------------------
BELGIUM - 0.05%
------------------------------------------------------------------------------
Compagnie Maritime Belge SA                                 895         48,182
------------------------------------------------------------------------------
                                                                        48,182
------------------------------------------------------------------------------

LIFEPATH 2030 MASTER PROTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

DENMARK - 0.37%
------------------------------------------------------------------------------
Novo-Nordisk A/S ADR                                      7,633    $   220,594
TDC A/S ADR                                              12,976        154,414
------------------------------------------------------------------------------
                                                                       375,008
------------------------------------------------------------------------------

FINLAND - 0.47%
------------------------------------------------------------------------------
Nokia OYJ ADR                                            18,091        280,411
Outokumpu OYJ                                             3,289         28,647
Rautaruukki OYJ                                          14,852         53,615
Stora Enso OYJ "R"                                        1,667         17,581
UPM-Kymmene OYJ                                             565         18,143
Uponor OYJ                                                3,719         76,025
------------------------------------------------------------------------------
                                                                       474,422
------------------------------------------------------------------------------
FRANCE - 1.84%
------------------------------------------------------------------------------
Alcatel SA ADR                                           16,188         71,875
Autoroutes du Sud de la France
 SA/(1)/                                                    355          8,580
Aventis SA ADR                                            8,708        471,887
AXA ADR                                                  18,158        244,225
Club Mediterranee SA/(1)/                                 1,880         45,179
France Telecom SA ADR                                     2,568         45,633
LVMH Moet Hennessy Louis
 Vuitton SA                                               4,089        167,993
Technip-Coflexip SA                                         262         18,751
Total Fina Elf SA ADR                                     9,305        665,308
Total Fina SA Warrants (Expires
  08/08/03)/(1)/                                             81          1,933
Union du Credit Bail Immobilier                             997         70,936
Vivendi Universal SA ADR                                  2,837         45,591
Zodiac SA                                                 2,235         45,477
------------------------------------------------------------------------------
                                                                     1,903,368
------------------------------------------------------------------------------

GERMANY - 0.63%
------------------------------------------------------------------------------
DaimlerChrysler AG                                        9,984        306,010
Deutsche Bank AG                                            697         32,110
Deutsche Telekom AG ADR                                  15,279        194,043
E.ON AG                                                     395         15,938
SAP AG ADR                                                4,658         90,831
------------------------------------------------------------------------------
                                                                       638,932
------------------------------------------------------------------------------

GREECE - 0.03%
------------------------------------------------------------------------------
Aluminium of Greece S.A.I.C.                                780         14,423
Papastratos Cigarette Co.                                   650         11,077
Technical Olympic SA                                      2,400          8,211
------------------------------------------------------------------------------
                                                                        33,711
------------------------------------------------------------------------------

HONG KONG - 0.33%
------------------------------------------------------------------------------
ASM Pacific Technology Ltd.                              10,500         20,197
Bank of East Asia Ltd.                                    7,200         12,326
CLP Holdings Ltd.                                         4,500         18,119
Esprit Holdings Ltd.                                     10,000         16,863
Giordano International Ltd.                              20,000          7,822
Hong Kong & China Gas Co. Ltd.                           52,000         67,348
Hong Kong Exchanges & Clearing Ltd.                      36,000         45,240
Hongkong Electric Holdings Ltd.                          16,500         62,417
Hysan Development Co. Ltd.                               47,000         34,956
Shangri-La Asia Ltd.                                     14,000          9,156
Sino Land Co. Ltd.                                       90,000         28,852
Wharf Holdings Ltd.                                       5,000          9,425
------------------------------------------------------------------------------
                                                                       332,721
------------------------------------------------------------------------------

IRELAND - 0.35%
------------------------------------------------------------------------------
Allied Irish Banks PLC ADR                               13,392        359,977
------------------------------------------------------------------------------
                                                                       359,977
------------------------------------------------------------------------------

ITALY - 0.71%
------------------------------------------------------------------------------
ACEA SpA                                                  9,689         42,907
Banca Popolare di Milano SCRL/(1)/                        8,404         30,602
Benetton Group SpA ADR                                    9,120        163,248
ENI-Ente Nazionale Idrocarburi SpA
 ADR                                                      2,928        229,819
Fiat SpA ADR                                              8,550         67,973
Italgas SpA                                               2,479         33,715
San Paolo-IMI SpA ADR                                    11,488        147,621
Tiscali SpA/(1)/                                          2,946         13,232
------------------------------------------------------------------------------
                                                                       729,117
------------------------------------------------------------------------------

JAPAN - 4.21%
------------------------------------------------------------------------------
Ariake Japan Co. Ltd.                                     1,700         48,133
Ashikaga Bank Ltd. (The)                                 41,000         47,333
Canon Inc. ADR                                            7,000        257,950
Dainippon Screen Manufacturing
 Co. Ltd./(1)/                                           12,000         41,864
Dowa Mining Co. Ltd.                                      9,000         37,920
Fuji Photo Film Co. Ltd. ADR                              5,276        169,201
Hitachi Ltd. ADR                                          3,187        118,716
Honda Motor Company Ltd. ADR                             11,458        206,931
Ito-Yokado Co. Ltd. ADR                                   4,521        128,170
Japan Airlines System Corp. ADR                          13,975        146,738
Kikkoman Corp.                                            9,000         62,417
Kirin Brewery Co. Ltd. ADR                               51,860        311,679
Kubota Corp. ADR                                         14,189        188,004
Kyocera Corp. ADR                                         1,730         98,870
Makita Corp. ADR                                          6,620         47,995
Matsushita Electric Industrial Co.
 Ltd. ADR                                                16,391        157,354
Millea Holdings Inc. ADR                                 10,278        361,786
Mitsubishi Corp. ADR                                     15,250        183,000
Mitsubishi Paper Mills Ltd.                              46,000         55,819
Mitsui & Co. ADR                                          2,080        189,696
NEC Corp. ADR                                            24,095         90,597

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

JAPAN (CONTINUED)
------------------------------------------------------------------------------
Nippon Telegraph & Telephone
 Corp. ADR                                               12,552    $   221,668
Nissan Motor Co. Ltd. ADR                                 8,838        135,928
Pioneer Corp. ADR                                         6,570        120,888
Ricoh Corp. Ltd. ADR                                      2,370        192,800
Snow Brand Milk Products Co. Ltd.                        32,000         46,381
Sony Corp. ADR                                            4,291        177,261
Toyota Motor Corp. ADR                                    8,659        458,927
------------------------------------------------------------------------------
                                                                     4,304,026
------------------------------------------------------------------------------

NETHERLANDS - 1.51%
------------------------------------------------------------------------------
Abn Amro Holding NV ADR                                  17,633        285,302
Aegon NV ADR                                              8,731        112,019
Akzo Nobel NV ADR                                         5,022        160,152
ING Groep NV ADR                                          6,908        116,331
Koninklijke Ahold NV ADR                                 12,337        157,050
Koninklijke (Royal) KPN NV/(1)/                           5,593         36,390
Koninklijke (Royal) Philips
 Electronics NV - NY Shares                               9,058        160,145
Reed Elsevier NV ADR                                      8,507        209,442
Royal Dutch Petroleum Co.                                 7,000        308,156
------------------------------------------------------------------------------
                                                                     1,544,987
------------------------------------------------------------------------------

NEW ZEALAND - 0.08%
------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd.
 ADR                                                      4,215         80,591
------------------------------------------------------------------------------
                                                                        80,591
------------------------------------------------------------------------------

NORWAY - 0.01%
------------------------------------------------------------------------------
Gjensidige NOR ASA                                          143          4,686
Kvaerner ASA "A"/(1)/                                    14,002          7,478
------------------------------------------------------------------------------
                                                                        12,164
------------------------------------------------------------------------------

PORTUGAL - 0.06%
------------------------------------------------------------------------------
Banco Comercial Portugues ADR                             5,288         62,134
------------------------------------------------------------------------------
                                                                        62,134
------------------------------------------------------------------------------

SINGAPORE - 0.05%
------------------------------------------------------------------------------
Chartered Semiconductor Manufacturing
 Ltd. ADR/(1)/                                            2,111          8,317
Haw Par Corp. Ltd.                                        4,000          7,518
NatSteel Ltd                                             15,000         17,815
Singapore Exchange Ltd.                                  21,000         14,892
------------------------------------------------------------------------------
                                                                        48,542
------------------------------------------------------------------------------

SPAIN - 0.81%
------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria
 SA ADR                                                  16,643        161,604
Banco Santander Central Hispano
 SA ADR                                                  48,205        339,845
Repsol YPF SA ADR                                        10,083        131,886
Telefonica SA ADR/(1)/                                    7,373    $   195,901
------------------------------------------------------------------------------
                                                                       829,236
------------------------------------------------------------------------------

SWEDEN - 0.18%
------------------------------------------------------------------------------
Hoganas AB "B"                                            2,233         42,285
Holmen AB "B"                                               482         11,700
OM AB                                                     9,005         42,993
Sapa AB                                                   2,979         54,703
SSAB Svenskt Stal AB "A"                                    891         10,533
Telefonaktiebolaget LM Ericsson AB
 ADR/(1)/                                                 4,430         29,858
------------------------------------------------------------------------------
                                                                       192,072
------------------------------------------------------------------------------

SWITZERLAND - 1.12%
------------------------------------------------------------------------------
Adecco SA ADR                                            11,739        111,990
Centerpulse ADR                                           4,207         72,907
Ciba Specialty Chemicals AG                                 353         24,611
Credit Suisse Group/(1)/                                  1,987         43,111
Givaudan SA - Registered                                    203         91,025
Logitech International SA -
 Registered/(1)/                                          1,198         35,740
Lonza Group AG - Registered                                 516         31,347
Nestle SA                                                   730        154,690
Novartis AG                                               6,000        218,920
Schindler Holding AG Certificates
 of Participation                                            73         14,228
Societe Generale de Surveillance
 Holding SA                                                 159         47,837
Sulzer AG - Registered/(1)/                                 248         33,720
UBS AG - Registered/(1)/                                  3,710        180,308
Unaxis Holding AG "R"                                       581         38,868
Valora Holding AG                                           210         40,247
------------------------------------------------------------------------------
                                                                     1,139,549
------------------------------------------------------------------------------

UNITED KINGDOM - 4.54%
------------------------------------------------------------------------------
AstraZeneca PLC ADR                                      10,090        354,058
Balfour Beatty PLC                                       12,791         29,756
Barclays PLC ADR/(2)/                                    13,928        344,022
Barratt Developments PLC                                  5,135         32,323
BHP Billiton PLC                                          7,452         39,800
BP PLC ADR                                                9,282        377,313
British Sky Broadcasting PLC
 ADR/(1)/                                                 3,425        137,185
British Telecom PLC ADR                                   5,837        182,873
Cadbury Schweppes PLC ADR                                11,609        297,306
Corus Group PLC/(1)/                                     40,569         17,798
Diageo PLC ADR                                           11,938        522,884
George Wimpey PLC                                         9,237         39,556
GlaxoSmithKline PLC ADR                                  20,803        779,280
Great Portland Estates PLC                               19,725         70,814
Hanson PLC ADR                                            9,939        220,447

LIFEPATH 2030 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                     SHARES OR
SECURITY                                            FACE AMOUNT       VALUE
------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
------------------------------------------------------------------------------
Hong Kong & Shanghai Banking
 ADR                                                      3,025    $   166,315
HSBC Holdings PLC                                         4,653         51,425
Kidde PLC                                                36,578         41,663
National Grid Transco PLC                                 9,741         71,588
Peninsular & Oriental Steam
 Navigation Co. PLC                                      11,395         30,177
Rank Group PLC                                            2,783         11,940
Reuters Group PLC ADR                                     2,892         49,742
Royal Bank of Scotland Group PLC                          6,660        159,542
Scottish & Southern Energy PLC                            5,340         58,459
Tate & Lyle PLC                                           6,536         33,145
Vodafone Group PLC ADR                                   28,506        516,529
------------------------------------------------------------------------------
                                                                     4,635,940
------------------------------------------------------------------------------

TOTAL INTERNATIONAL
COMMON STOCKS
(Cost: $25,068,905)                                                 18,914,097
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $93,733,925)                                                 84,191,640
------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 16.73%
------------------------------------------------------------------------------
U.S. Treasury Bonds
  5.38%, 02/15/31                                   $   230,000        250,736
  7.50%, 11/15/16                                       400,000        523,094
  8.00%, 11/15/21                                     1,450,000      2,020,371
U.S. Treasury Notes
  2.25%, 07/31/04                                     4,070,000      4,123,419
  4.75%, 02/15/04                                     3,610,000      3,751,299
  5.00%, 08/15/11                                       700,000        767,593
  5.25%, 05/15/04                                     1,420,000      1,495,714
  5.63%, 05/15/08                                       275,000        311,996
  6.50%, 05/15/05                                     2,210,000      2,453,186
  7.00%, 07/15/06                                     1,210,000      1,402,891
------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $16,639,863)                                                 17,100,299
------------------------------------------------------------------------------

SECURITY                                              SHARES          VALUE
------------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 9.46%
------------------------------------------------------------------------------
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares                                8,584,020   $   8,584,020
BlackRock Temp Cash Money
 Market Fund                                           935,705         935,705
Dreyfus Money Market Fund                               80,664          80,664
Goldman Sachs Financial Square
 Prime Obligation Fund                                  70,269          70,269
------------------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $9,670,658)                                                   9,670,658
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 108.54%
(Cost $120,044,446)                                                110,962,597
------------------------------------------------------------------------------

Other Assets, Less Liabilities - (8.54%)                            (8,733,339)
------------------------------------------------------------------------------

NET ASSETS - 100.00%                                             $ 102,229,258
==============================================================================

/(1)/  Non-income earning securities.
/(2)/  Issuer is an affiliate of the Master Portfolio's investment advisor. See
       Note 2.

The accompanying notes are an integral part of these financial statements.

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

COMMON STOCKS - 92.51%

U.S. COMMON STOCKS - 73.44%

ADVERTISING - 0.18%
------------------------------------------------------------------------------
Interpublic Group of Companies Inc.                       2,664    $    37,509
Lamar Advertising Co./(1)/                                  789         26,550
Omnicom Group Inc.                                          863         55,750
TMP Worldwide Inc./(1)/                                   1,086         12,283
------------------------------------------------------------------------------
                                                                       132,092
------------------------------------------------------------------------------

AEROSPACE / DEFENSE - 1.19%
------------------------------------------------------------------------------
Boeing Co. (The)                                          5,224        172,340
Curtiss-Wright Corp.                                         20          1,276
General Dynamics Corp.                                    1,252         99,371
Goodrich (B.F.) Co.                                         884         16,195
L-3 Communications Holdings Inc./(1)/                       516         23,174
Lockheed Martin Corp.                                     2,983        172,268
Northrop Grumman Corp.                                    1,264        122,608
Raytheon Co.                                              2,258         69,433
Rockwell Collins Inc.                                     1,248         29,028
United Technologies Corp.                                 2,888        178,883
------------------------------------------------------------------------------
                                                                       884,576
------------------------------------------------------------------------------

AIRLINES - 0.11%
------------------------------------------------------------------------------
AMR Corp./(1)/                                              978          6,455
Continental Airlines Inc. "B"/(1)/                          299          2,168
Delta Air Lines Inc.                                        642          7,768
Northwest Airlines Corp. "A"/(1)/                           588          4,316
Southwest Airlines Co.                                    4,622         64,246
------------------------------------------------------------------------------
                                                                        84,953
------------------------------------------------------------------------------

APPAREL - 0.25%
------------------------------------------------------------------------------
Jones Apparel Group Inc./(1)/                             1,113         39,445
Liz Claiborne Inc.                                        1,144         33,920
Nike Inc. "B"                                             1,557         69,240
VF Corp.                                                  1,151         41,494
------------------------------------------------------------------------------
                                                                       184,099
------------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.39%
------------------------------------------------------------------------------
Ford Motor Company                                       11,240        104,532
General Motors Corp. "A"                                  3,393        125,066
Navistar International Corp./(1)/                           866         21,052
PACCAR Inc.                                                 826         38,103
------------------------------------------------------------------------------
                                                                       288,753
------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.13%
------------------------------------------------------------------------------
Dana Corp.                                                1,364         16,041
Delphi Corp.                                              4,337         34,913
Goodyear Tire & Rubber Co. (The)                          1,030          7,014
Lear Corp./(1)/                                             668         22,231
Visteon Corp.                                             2,032    $    14,143
------------------------------------------------------------------------------
                                                                        94,342
------------------------------------------------------------------------------

BANKS - 6.20%
------------------------------------------------------------------------------
AmSouth Bancorp                                           3,233         62,074
Associated Bancorp                                        1,159         39,336
Astoria Financial Corp.                                   1,330         36,109
Bank of America Corp.                                     9,108        633,644
Bank of New York Co. Inc. (The)                           3,817         91,455
Bank One Corp.                                            6,902        252,268
Banknorth Group Inc.                                      1,913         43,234
BB&T Corp.                                                2,923        108,122
Charter One Financial Inc.                                1,576         45,278
Citizens Banking Corp.                                    2,000         49,560
City National Corp.                                         500         21,995
Comerica Inc.                                               738         31,911
Commerce Bancorp Inc.                                       600         25,914
Commerce Bancshares Inc.                                  1,338         52,570
Compass Bancshares Inc.                                   1,462         45,717
Downey Financial Corp.                                      299         11,661
East West Bancorp Inc.                                    1,300         46,904
Fifth Third Bancorp                                       3,133        183,437
First Tennessee National Corp.                              844         30,333
First Virginia Banks Inc.                                 1,314         48,920
FleetBoston Financial Corp.                               5,194        126,214
Golden West Financial Corp.                                 996         71,523
GreenPoint Financial Corp.                                  651         29,412
Huntington Bancshares Inc.                                2,661         49,787
KeyCorp                                                   2,293         57,646
M&T Bank Corp.                                              647         51,339
Marshall & Ilsley Corp.                                   1,690         46,272
Mellon Financial Corp.                                    2,100         54,831
Mercantile Bankshares Corp.                               1,030         39,748
National City Corp.                                       3,783        103,352
National Commerce Financial Corp.                         2,459         58,647
North Fork Bancorp Inc.                                   1,189         40,117
Northern Trust Corp.                                        796         27,900
PNC Financial Services Group                                948         39,721
Popular Inc.                                              1,708         57,730
Prosperity Bancshares Inc.                                2,800         53,200
Regions Financial Corp.                                   1,648         54,977
SouthTrust Corp.                                          2,055         51,067
Sovereign Bancorp Inc.                                    3,878         54,486
State Street Corp.                                        1,597         62,283
Sterling Bancorp - NY Shares                              2,280         60,010
SunTrust Banks Inc.                                       1,451         82,591
Synovus Financial Corp.                                   2,104         40,818
TCF Financial Corp.                                         488         21,321
U.S. Bancorp                                             11,834        251,117
UCBH Holdings Inc.                                        1,400         59,430
Union Planters Corp.                                      1,693         47,641
UnionBanCal Corp.                                           689         27,057
Wachovia Corp.                                            8,097        295,055
Washington Mutual Inc.                                    4,852        167,540

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

BANKS (CONTINUED)
------------------------------------------------------------------------------
Wells Fargo & Company                                    10,330    $   484,167
Westamerica Bancorp                                         276         11,090
Wilmington Trust Corp.                                    1,488         47,140
Zions Bancorporation                                        498         19,596
------------------------------------------------------------------------------
                                                                     4,605,267
------------------------------------------------------------------------------

BEVERAGES - 1.80%
------------------------------------------------------------------------------
Anheuser-Busch Companies Inc.                             4,335        209,814
Brown-Forman Corp. "B"                                      391         25,556
Coca-Cola Co. (The)                                      13,055        572,070
Coca-Cola Enterprises Inc.                                3,427         74,434
Coors (Adolf) Company "B"                                   199         12,189
Pepsi Bottling Group Inc.                                 1,800         46,260
PepsiAmericas Inc.                                        1,340         17,996
PepsiCo Inc.                                              8,945        377,658
------------------------------------------------------------------------------
                                                                     1,335,977
------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.86%
------------------------------------------------------------------------------
Amgen Inc./(1)/                                           6,853        331,274
Applera Corp. - Celera Genomics
 Group/(1)/                                                 884          8,442
Biogen Inc./(1)/                                            782         31,327
Cephalon Inc./(1)/                                          400         19,467
Chiron Corp./(1)/                                         1,290         48,504
CuraGen Corp./(1)/                                          535          2,488
Genentech Inc./(1)/                                       1,455         48,248
Genzyme Corp. - General Division/(1)/                     1,281         37,879
Human Genome Sciences Inc./(1)/                           1,386         12,211
IDEC Pharmaceuticals Corp./(1)/                             846         28,062
Immunomedics Inc./(1)/                                    1,410          6,514
Invitrogen Corp./(1)/                                       780         24,406
Millennium Pharmaceuticals Inc./(1)/                      3,105         24,654
TECHNE Corp./(1)/                                           426         12,170
------------------------------------------------------------------------------
                                                                       635,646
------------------------------------------------------------------------------

BUILDING MATERIALS - 0.17%
------------------------------------------------------------------------------
American Standard Companies
 Inc./(1)/                                                  355         25,255
Masco Corp.                                               2,896         60,961
Vulcan Materials Co.                                      1,012         37,950
------------------------------------------------------------------------------
                                                                       124,166
------------------------------------------------------------------------------

CHEMICALS - 1.16%
------------------------------------------------------------------------------
Air Products & Chemicals Inc.                             1,329         56,815
Ashland Inc.                                                624         17,803
Cabot Corp.                                                 646         17,145
Dow Chemical Co. (The)                                    5,209        154,707
Du Pont (E.I.) de Nemours and Co.                         6,294        266,866
Eastman Chemical Co.                                        317         11,656
Engelhard Corp.                                           1,008         22,529
Great Lakes Chemical Corp.                                  620         14,806
Hercules Inc./(1)/                                        1,041          9,161
IMC Global Inc.                                           1,283    $    13,690
Lyondell Chemical Co.                                     2,222         28,086
Monsanto Co.                                              1,310         25,218
PPG Industries Inc.                                         933         46,790
Praxair Inc.                                                838         48,411
Rohm & Haas Co. "A"                                       1,652         53,657
Sherwin-Williams Co. (The)                                1,098         31,018
Sigma-Aldrich Corp.                                         492         23,960
Vertex Pharmaceuticals Inc./(1)/                          1,157         18,338
------------------------------------------------------------------------------
                                                                       860,656
------------------------------------------------------------------------------

COMMERCIAL SERVICES - 1.14%
------------------------------------------------------------------------------
Apollo Group Inc. "A"/(1)/                                1,355         59,620
BearingPoint Inc./(1)/                                    1,733         11,958
Block (H & R) Inc.                                          896         36,019
Caremark Rx Inc./(1)/                                     2,015         32,744
Cendant Corp./(1)/                                        6,601         69,178
Concord EFS Inc./(1)/                                     3,182         50,085
Convergys Corp./(1)/                                      1,448         21,937
Deluxe Corp.                                                875         36,837
Donnelley (R.R.) & Sons Co.                               1,010         21,988
Dun & Bradstreet Corp./(1)/                                 995         34,318
Ecolab Inc.                                                 831         41,134
Equifax Inc.                                              1,089         25,199
First Health Group Corp./(1)/                             1,530         37,255
Heidrick & Struggles International
 Inc./(1)/                                                1,600         23,472
Iron Mountain Inc./(1)/                                     952         31,426
Manpower Inc.                                               760         24,244
McKesson Corp.                                            2,011         54,357
Moody's Corp.                                             1,033         42,653
Paychex Inc.                                              2,043         57,000
Quintiles Transnational Corp./(1)/                          835         10,103
Robert Half International Inc./(1)/                       1,795         28,917
ServiceMaster Co. (The)                                   3,630         40,293
Valassis Communications Inc./(1)/                           788         23,191
Viad Corp.                                                1,525         34,084
------------------------------------------------------------------------------
                                                                       848,012
------------------------------------------------------------------------------

COMPUTERS - 3.62%
------------------------------------------------------------------------------
Affiliated Computer Services
 Inc. "A"/(1)/                                              600         31,590
Apple Computer Inc./(1)/                                  2,896         41,500
Brocade Communications Systems
 Inc./(1)/                                                2,329          9,642
Ceridian Corp./(1)/                                       1,438         20,736
Cisco Systems Inc./(1)/                                  39,015        511,096
Computer Sciences Corp./(1)/                              1,002         34,519
Dell Computer Corp./(1)/                                 13,983        373,905
Diebold Inc.                                                789         32,523
DST Systems Inc./(1)/                                       664         23,605
Echelon Corp./(1)/                                          960         10,762
Electronic Data Systems Corp.                             2,429         44,766

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

COMPUTERS (CONTINUED)
------------------------------------------------------------------------------
EMC Corp./(1)/                                           14,060    $    86,328
Enterasys Networks Inc./(1)/                              1,191          1,858
Extreme Networks Inc./(1)/                                1,748          5,716
Foundry Networks Inc./(1)/                                  993          6,991
Gateway Inc./(1)/                                         2,826          8,874
Hewlett-Packard Co.                                      18,231        316,490
International Business Machines
 Corp                                                     9,013        698,507
Juniper Networks Inc./(1)/                                3,182         21,638
Lexmark International Inc. "A"/(1)/                         699         42,289
Manhattan Associates Inc./(1)/                              479         11,333
McDATA Corp. "A"/(1)/                                     1,040          7,384
NCR Corp./(1)/                                              690         16,381
Network Appliance Inc./(1)/                               2,844         28,440
Palm Inc./(1)/                                              199          3,124
Redback Networks Inc./(1)/                                1,199          1,007
Retek Inc./(1)/                                             800          2,176
Riverstone Networks Inc./(1)/                               611          1,295
SanDisk Corp./(1)/                                          682         13,845
Sapient Corp./(1)/                                          866          1,775
Seagate Technology Inc.                                   6,036             --
Storage Technology Corp./(1)/                             1,400         29,988
Sun Microsystems Inc./(1)/                               20,538         63,873
SunGard Data Systems Inc./(1)/                            1,781         41,960
Synopsys Inc./(1)/                                          615         28,382
3Com Corp./(1)/                                           6,220         28,799
Unisys Corp./(1)/                                         2,112         20,909
VeriSign Inc./(1)/                                        1,415         11,348
Veritas Software Corp./(1)/                               3,134         48,953
------------------------------------------------------------------------------
                                                                     2,684,307
------------------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 1.63%
------------------------------------------------------------------------------
Alberto-Culver Co. "B"                                      682         34,373
Avon Products Inc.                                        1,361         73,317
Colgate-Palmolive Co.                                     2,726        142,924
Estee Lauder Companies Inc. "A"                             983         25,951
Gillette Co. (The)                                        5,752        174,631
International Flavors & Fragrances
 Inc.                                                       950         33,345
Kimberly-Clark Corp.                                      2,662        126,365
Procter & Gamble Co.                                      6,984        600,205
------------------------------------------------------------------------------
                                                                     1,211,111
------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.25%
------------------------------------------------------------------------------
Costco Wholesale Corp./(1)/                               2,754         77,277
Fastenal Co.                                                720         26,921
Genuine Parts Co.                                         1,171         36,067
Grainger (W.W.) Inc.                                        594         30,621
Tech Data Corp./(1)/                                        500         13,480
------------------------------------------------------------------------------
                                                                       184,366
------------------------------------------------------------------------------

------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 5.03%
------------------------------------------------------------------------------
Alleghany Corp./(1)/                                        215    $    38,162
American Express Co.                                      7,084        250,419
AmeriCredit Corp./(1)/                                      917          7,098
Bear Stearns Companies Inc. (The)                           441         26,195
Capital One Financial Corp.                               1,379         40,984
Citigroup Inc.                                           31,075      1,093,529
Citigroup Inc. Warrants (Expires
 12/31/50)/(1)/                                           1,900          1,995
Countrywide Financial Corp.                                 671         34,657
E*TRADE Group Inc./(1)/                                   2,318         11,265
Edwards (A.G.) Inc.                                         484         15,953
Fannie Mae                                                5,227        336,253
Franklin Resources Inc.                                   1,412         48,121
Freddie Mac                                               4,181        246,888
Gabelli Asset Management
 Inc. "A"/(1)/                                            1,200         36,048
Goldman Sachs Group Inc. (The)                            2,834        192,995
Household International Inc.                              2,587         71,944
John Nuveen Co. "A"                                       1,678         42,537
JP Morgan Chase & Co.                                    11,060        265,440
Knight Trading Group Inc./(1)/                            1,351          6,471
LaBranche & Co. Inc./(1)/                                   940         25,042
Legg Mason Inc.                                             556         26,988
Lehman Brothers Holdings Inc.                             1,393         74,233
MBNA Corp.                                                7,067        134,414
Merrill Lynch & Co. Inc.                                  4,999        189,712
Morgan Stanley                                            6,372        254,370
Neuberger Berman Inc.                                       740         24,783
Providian Financial Corp./(1)/                            2,109         13,687
Schwab (Charles) Corp. (The)                              8,359         90,695
SLM Corp.                                                   880         91,397
Stilwell Financial Inc.                                   1,685         22,023
T. Rowe Price Group Inc.                                    827         22,561
------------------------------------------------------------------------------
                                                                     3,736,859
------------------------------------------------------------------------------

ELECTRIC - 2.04%
------------------------------------------------------------------------------
AES Corp. (The)/(1)/                                      3,681         11,117
Ameren Corp.                                              1,242         51,630
American Electric Power Co. Inc.                          2,672         73,026
Black Hills Corp.                                         1,500         39,780
Calpine Corp./(1)/                                        1,835          5,982
CenterPoint Energy Inc.                                   2,315         19,677
Cinergy Corp.                                             1,673         56,414
CMS Energy Corp.                                          1,092         10,308
Consolidated Edison Inc.                                  1,418         60,719
Constellation Energy Group Inc.                           1,458         40,562
Dominion Resources Inc.                                   1,532         84,107
DTE Energy Co.                                            1,051         48,766
Duke Energy Corp.                                         5,090         99,459
Edison International/(1)/                                 2,919         34,590
Entergy Corp.                                             1,752         79,874
Exelon Corp.                                              2,120        111,872
FirstEnergy Corp.                                         2,217         73,094
FPL Group Inc.                                            1,193         71,735

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

ELECTRIC (CONTINUED)
------------------------------------------------------------------------------
Hawaiian Electric Industries Inc.                         1,000    $    43,980
Mirant Corp./(1)/                                         1,666          3,149
NiSource Inc.                                             1,546         30,920
PG&E Corp./(1)/                                           2,141         29,760
Pinnacle West Capital Corp.                                 838         28,567
PPL Corp.                                                 1,440         49,939
Progress Energy Inc.                                      1,777         77,033
Public Service Enterprise Group Inc.                      1,809         58,069
Reliant Resources Inc./(1)/                               1,825          5,840
Southern Co.                                              5,194        147,458
TXU Corp.                                                 2,308         43,113
Xcel Energy Inc.                                          2,263         24,893
------------------------------------------------------------------------------
                                                                     1,515,433
------------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.08%
------------------------------------------------------------------------------
American Power Conversion Corp./(1)/                      1,970         29,845
Molex Inc.                                                1,211         27,901
Power-One Inc./(1)/                                         789          4,474
------------------------------------------------------------------------------
                                                                        62,220
------------------------------------------------------------------------------

ELECTRONICS - 0.58%
------------------------------------------------------------------------------
Agilent Technologies Inc./(1)/                            3,061         54,976
AMETEK Inc.                                                 289         11,124
Applera Corp. - Applied Biosystems
 Group                                                    1,786         31,326
Arrow Electronics Inc./(1)/                               1,064         13,609
Avnet Inc./(1)/                                           1,098         11,891
AVX Corp.                                                   534          5,233
Jabil Circuit Inc./(1)/                                   1,455         26,074
Johnson Controls Inc.                                       611         48,984
KEMET Corp./(1)/                                          1,606         14,036
Millipore Corp./(1)/                                        454         15,436
Parker Hannifin Corp.                                       724         33,398
PerkinElmer Inc.                                            661          5,453
Sanmina-SCI Corp./(1)/                                    4,530         20,340
Solectron Corp./(1)/                                      4,732         16,799
Symbol Technologies Inc.                                  2,177         17,895
Tektronix Inc./(1)/                                         959         17,444
Thermo Electron Corp./(1)/                                1,219         24,526
Thomas & Betts Corp./(1)/                                   378          6,388
Varian Inc./(1)/                                            723         20,743
Vishay Intertechnology Inc./(1)/                          1,564         17,486
Waters Corp./(1)/                                           764         16,640
------------------------------------------------------------------------------
                                                                       429,801
------------------------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
------------------------------------------------------------------------------
Fluor Corp.                                                 554         15,512
Washington Group Warrants
 (Expires 03/11/03)/(1)/                                     42              1
------------------------------------------------------------------------------
                                                                        15,513
------------------------------------------------------------------------------

ENTERTAINMENT - 0.08%
------------------------------------------------------------------------------
International Game Technology
 Inc./(1)/                                                  689    $    52,309
Six Flags Inc./(1)/                                       1,708          9,753
------------------------------------------------------------------------------
                                                                        62,062
------------------------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.17%
------------------------------------------------------------------------------
Allied Waste Industries Inc./(1)/                         1,637         16,370
Republic Services Inc. "A"/(1)/                           1,429         29,980
Waste Management Inc.                                     3,454         79,166
------------------------------------------------------------------------------
                                                                       125,516
------------------------------------------------------------------------------

FOOD - 1.59%
------------------------------------------------------------------------------
Albertson's Inc.                                          2,227         49,573
Applebee's International Inc.                               243          5,635
Archer-Daniels-Midland Co.                                5,073         62,905
Campbell Soup Co.                                         2,369         55,600
ConAgra Foods Inc.                                        3,501         87,560
Del Monte Foods Co./(1)/                                    875          6,737
General Mills Inc.                                        2,001         93,947
Heinz (H.J.) Co.                                          1,961         64,458
Hershey Foods Corp.                                         668         45,050
Hormel Foods Corp.                                        1,115         26,013
IHOP Corp./(1)/                                              40            960
Kellogg Co.                                               2,560         87,731
Kraft Foods Inc.                                          2,000         77,860
Kroger Co./(1)/                                           3,977         61,445
McCormick & Co. Inc.                                      2,110         48,952
Safeway Inc./(1)/                                         2,327         54,359
Sara Lee Corp.                                            4,585        103,208
Smucker (J.M.) Co. (The)                                    450         17,914
SUPERVALU Inc.                                              945         15,602
Sysco Corp.                                               3,878        115,526
Tyson Foods Inc. "A"                                      1,784         20,016
Winn-Dixie Stores Inc.                                    1,053         16,090
Wrigley (William Jr.) Co.                                 1,204         66,076
------------------------------------------------------------------------------
                                                                     1,183,217
------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.39%
------------------------------------------------------------------------------
Boise Cascade Corp.                                         596         15,031
Bowater Inc.                                                539         22,611
Georgia-Pacific Corp.                                     1,325         21,412
International Paper Co.                                   2,630         91,971
MeadWestvaco Corp.                                        1,376         34,001
Plum Creek Timber Co. Inc.                                1,264         29,830
Temple-Inland Inc.                                          329         14,742
Weyerhaeuser Co.                                          1,211         59,593
------------------------------------------------------------------------------
                                                                       289,191
------------------------------------------------------------------------------

GAS - 0.08%
------------------------------------------------------------------------------
Nicor Inc.                                                  696         23,685
Peoples Energy Corp.                                        112          4,329

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

GAS (CONTINUED)
------------------------------------------------------------------------------
Sempra Energy                                             1,372    $    32,448
------------------------------------------------------------------------------
                                                                        60,462
------------------------------------------------------------------------------

HAND / MACHINE TOOLS - 0.24%
------------------------------------------------------------------------------
Black & Decker Corp.                                        431         18,486
Emerson Electric Co.                                      2,021        102,768
Snap-On Inc.                                                719         20,211
SPX Corp./(1)/                                              730         27,338
Stanley Works (The)                                         215          7,435
------------------------------------------------------------------------------
                                                                       176,238
------------------------------------------------------------------------------

HEALTH CARE - 3.67%
------------------------------------------------------------------------------
Aetna Inc.                                                  947         38,941
AMERIGROUP Corp./(1)/                                       167          5,062
AmSurg Corp./(1)/                                           234          4,781
Anthem Inc./(1)/                                          1,044         65,668
Apogent Technologies Inc./(1)/                            1,326         27,581
Apria Healthcare Group Inc./(1)/                            655         14,567
Bard (C.R.) Inc.                                            362         20,996
Bausch & Lomb Inc.                                          804         28,944
Baxter International Inc.                                 3,398         95,144
Beckman Coulter Inc.                                        756         22,317
Becton, Dickinson & Co.                                   1,401         42,997
Biomet Inc.                                               1,789         51,273
Bio-Rad Laboratories Inc. "A"/(1)/                           87          3,367
Boston Scientific Corp./(1)/                              2,360        100,347
Covance Inc./(1)/                                           841         20,680
Cytyc Corp./(1)/                                          1,402         14,300
DIANON Systems Inc./(1)/                                     52          2,481
Enzon Pharmaceuticals Inc./(1)/                             786         13,142
Guidant Corp./(1)/                                        1,583         48,836
HCA Inc.                                                  2,908        120,682
Health Management Associates
 Inc. "A"                                                 2,128         38,091
Health Net Inc./(1)/                                      1,611         42,530
HEALTHSOUTH Corp./(1)/                                    3,548         14,902
Hillenbrand Industries Inc.                                 559         27,005
Invacare Corp.                                              272          9,058
Johnson & Johnson                                        15,897        853,828
Laboratory Corp. of America
 Holdings/(1)/                                            1,300         30,212
LifePoint Hospitals Inc./(1)/                               312          9,338
Medtronic Inc.                                            6,579        300,002
Mid Atlantic Medical Services Inc./(1)/                     232          7,517
Oxford Health Plans Inc./(1)/                               883         32,185
Pediatrix Medical Group Inc./(1)/                           281         11,257
Quest Diagnostics Inc./(1)/                                 615         34,993
Renal Care Group Inc./(1)/                                  976         30,881
ResMed Inc./(1)/                                             32            978
Respironics Inc./(1)/                                       184          5,599
Select Medical Corp./(1)/                                   125          1,686
St. Jude Medical Inc./(1)/                                1,212         48,141
Stryker Corp.                                             1,204         80,812
Tenet Healthcare Corp./(1)/                               3,030    $    49,692
UnitedHealth Group Inc.                                   1,687        140,864
Universal Health Services Inc. "B"/(1)/                     466         21,017
Varian Medical Systems Inc./(1)/                            644         31,942
WebMD Corp./(1)/                                          3,480         29,754
WellPoint Health Networks Inc./(1)/                       1,008         71,729
Zimmer Holdings Inc./(1)/                                 1,451         60,246
------------------------------------------------------------------------------
                                                                     2,726,365
------------------------------------------------------------------------------

HOME BUILDERS - 0.10%
------------------------------------------------------------------------------
D.R. Horton Inc.                                          1,522         26,407
KB Home                                                     600         25,710
Lennar Corp.                                                466         24,046
------------------------------------------------------------------------------
                                                                        76,163
------------------------------------------------------------------------------

HOME FURNISHINGS - 0.11%
------------------------------------------------------------------------------
Leggett & Platt Inc.                                      1,713         38,440
Maytag Corp.                                                539         15,361
Polycom Inc./(1)/                                         1,148         10,929
Whirlpool Corp.                                             373         19,478
------------------------------------------------------------------------------
                                                                        84,208
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.36%
------------------------------------------------------------------------------
Avery Dennison Corp.                                        673         41,107
Clorox Co.                                                1,481         61,091
Fortune Brands Inc.                                       1,178         54,789
Newell Rubbermaid Inc.                                    1,812         54,958
Toro Co.                                                    600         38,340
Tupperware Corp.                                            991         14,944
------------------------------------------------------------------------------
                                                                       265,229
------------------------------------------------------------------------------

INSURANCE - 3.61%
------------------------------------------------------------------------------
ACE Ltd.                                                  2,257         66,220
AFLAC Inc.                                                3,155         95,029
Allmerica Financial Corp./(1)/                              726          7,333
Allstate Corp. (The)                                      3,755        138,897
Ambac Financial Group Inc.                                  629         35,375
American International Group Inc.                        15,656        905,700
American National Insurance Co.                             484         39,698
AON Corp.                                                 1,626         30,715
Chubb Corp.                                                 633         33,043
CIGNA Corp.                                                 772         31,745
Cincinnati Financial Corp.                                1,277         47,951
CNA Financial Corp./(1)/                                    550         14,080
First American Corp.                                        144          3,197
Hancock (John) Financial Services
 Inc                                                      1,942         54,182
Hartford Financial Services Group
 Inc                                                      1,543         70,098
HCC Insurance Holdings Inc.                                 180          4,428
Jefferson-Pilot Corp.                                       884         33,689
Lincoln National Corp.                                    1,201         37,928

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

INSURANCE (CONTINUED)
------------------------------------------------------------------------------
Loews Corp.                                                 956    $    42,504
Markel Corp./(1)/                                           200         41,100
Marsh & McLennan Companies Inc.                           2,692        124,397
MBIA Inc.                                                   754         33,070
MetLife Inc.                                              4,309        116,515
MGIC Investment Corp.                                       548         22,632
PMI Group Inc. (The)                                        682         20,487
Principal Financial Group Inc.                            2,200         66,286
Progressive Corp. (The)                                   1,305         64,767
Prudential Financial Inc.                                 3,300        104,742
Radian Group Inc.                                           571         21,213
SAFECO Corp.                                              1,015         35,190
St. Paul Companies Inc.                                   1,224         41,677
Torchmark Corp.                                             643         23,489
Transatlantic Holdings Inc.                                 353         23,545
Travelers Property Casualty
 Corp. "B"/(1)/                                           7,117        104,264
Unitrin Inc.                                                996         29,103
UNUMProvident Corp.                                       1,591         27,906
XL Capital Ltd. "A"                                       1,156         89,301
------------------------------------------------------------------------------
                                                                     2,681,496
------------------------------------------------------------------------------

IRON / STEEL - 0.06%
------------------------------------------------------------------------------
Allegheny Technologies Inc.                                 998          6,218
Nucor Corp.                                                 532         21,972
United States Steel Corp.                                 1,185         15,547
------------------------------------------------------------------------------
                                                                        43,737
------------------------------------------------------------------------------

LEISURE TIME - 0.29%
------------------------------------------------------------------------------
Brunswick Corp.                                           1,261         25,043
Carnival Corp. "A"                                        3,498         87,275
Harley-Davidson Inc.                                      1,777         82,097
Sabre Holdings Corp./(1)/                                 1,121         20,301
------------------------------------------------------------------------------
                                                                       214,716
------------------------------------------------------------------------------

LODGING - 0.27%
------------------------------------------------------------------------------
Harrah's Entertainment Inc./(1)/                            889         35,204
Hilton Hotels Corp.                                       3,356         42,655
Marriott International Inc. "A"                           1,277         41,975
MGM Grand Inc./(1)/                                         975         32,146
Park Place Entertainment Corp./(1)/                       3,472         29,165
Starwood Hotels & Resorts
 Worldwide Inc.                                             917         21,770
------------------------------------------------------------------------------
                                                                       202,915
------------------------------------------------------------------------------

MACHINERY - 0.36%
------------------------------------------------------------------------------
Caterpillar Inc.                                          1,844         84,308
Cognex Corp./(1)/                                           618         11,390
Deere & Co.                                               1,273         58,367
Dover Corp.                                               1,350         39,366
Graco Inc.                                                   39          1,117
Ingersoll-Rand Co. "A"                                    1,112         47,883
Rockwell Automation Inc.                                  1,248    $    25,846
------------------------------------------------------------------------------
                                                                       268,277
------------------------------------------------------------------------------

MANUFACTURERS - 3.07%
------------------------------------------------------------------------------
Cooper Industries Ltd.                                      594         21,651
Crane Co.                                                   779         15,525
Danaher Corp.                                               927         60,904
Eastman Kodak Co.                                         1,921         67,312
Eaton Corp.                                                 516         40,305
General Electric Co.                                     52,066      1,267,807
Honeywell International Inc.                              4,696        112,704
Illinois Tool Works Inc.                                  1,885        122,261
ITT Industries Inc.                                         632         38,356
Pall Corp.                                                  893         14,895
Pentair Inc.                                                928         32,062
Textron Inc.                                                830         35,682
3M Co.                                                    2,029        250,176
Tyco International Ltd.                                  11,776        201,134
------------------------------------------------------------------------------
                                                                     2,280,774
------------------------------------------------------------------------------

MEDIA - 3.55%
------------------------------------------------------------------------------
AOL Time Warner Inc./(1)/                                26,400        345,840
Belo (A.H.) Corp.                                         1,646         35,093
Cablevision Systems Corp./(1)/                            1,487         24,892
Clear Channel Communications
 Inc./(1)/                                                3,538        131,932
Comcast Corp. "A"/(1)/                                   20,435        481,653
Comcast Corp. Special "A"/(1)/                            5,505        124,358
Dow Jones & Co. Inc.                                        576         24,900
Entercom Communications Corp./(1)/                          440         20,645
Fox Entertainment Group Inc. "A"/(1)/                     1,049         27,201
Gannett Co. Inc.                                          1,588        114,018
Gemstar-TV Guide International
 Inc./(1)/                                                2,333          7,582
Hispanic Broadcasting Corp./(1)/                            766         15,741
Knight Ridder Inc.                                          298         18,848
Lee Enterprises Inc.                                        140          4,693
Liberty Media Corp. "A"/(1)/                             19,200        171,648
McClatchy Co. (The) "A"                                     748         42,434
McGraw-Hill Companies Inc. (The)                            995         60,138
Meredith Corp.                                              606         24,913
New York Times Co. "A"                                      722         33,017
Readers Digest Association Inc.
 (The)                                                    1,018         15,372
Scripps (E.W.) Co. "A"                                      297         22,854
Tribune Co.                                               1,968         89,465
Univision Communications Inc. "A"/(1)/                    1,093         26,778
USA Interactive/(1)/                                      1,521         34,861
Viacom Inc. "B"/(1)/                                     10,655        434,298
Walt Disney Co. (The)                                    12,392        202,114
Washington Post Company
 (The) "B"                                                   99         73,062

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

MEDIA (CONTINUED)
------------------------------------------------------------------------------
Westwood One Inc./(1)/                                      726    $    27,123
------------------------------------------------------------------------------
                                                                     2,635,473
------------------------------------------------------------------------------
METAL FABRICATE / HARDWARE - 0.02%
------------------------------------------------------------------------------
Precision Castparts Corp.                                   744         18,042
------------------------------------------------------------------------------
                                                                        18,042
------------------------------------------------------------------------------

MINING - 0.32%
------------------------------------------------------------------------------
Alcoa Inc.                                                4,968        113,171
Freeport-McMoRan Copper & Gold
 Inc./(1)/                                                1,425         23,911
Newmont Mining Corp.                                      2,896         84,071
Phelps Dodge Corp./(1)/                                     571         18,072
------------------------------------------------------------------------------
                                                                       239,225
------------------------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.15%
------------------------------------------------------------------------------
Herman Miller Inc.                                        1,132         20,829
Pitney Bowes Inc.                                         1,557         50,852
Xerox Corp./(1)/                                          5,040         40,572
------------------------------------------------------------------------------
                                                                       112,253
------------------------------------------------------------------------------

OIL & GAS PRODUCERS - 4.07%
------------------------------------------------------------------------------
Amerada Hess Corp.                                          570         31,378
Anadarko Petroleum Corp.                                  1,305         62,509
Apache Corp.                                                859         48,954
Burlington Resources Inc.                                 1,159         49,431
ChevronTexaco Corp.                                       6,457        429,261
Cimarex Energy Co./(1)/                                   2,400         42,960
ConocoPhillips                                            3,634        175,849
Devon Energy Corp.                                        1,010         46,359
Diamond Offshore Drilling Inc.                              680         14,858
ENSCO International Inc.                                  1,327         39,080
EOG Resources Inc.                                          955         38,124
Equitable Resources Inc.                                  1,500         52,560
Evergreen Resources Inc./(1)/                               136          6,100
Exxon Mobil Corp.                                        40,301      1,408,117
Forest Oil Corp./(1)/                                       273          7,548
Houston Exploration Co./(1)/                                506         15,484
Kerr-McGee Corp.                                            849         37,611
Kinder Morgan Inc.                                          815         34,450
Marathon Oil Corp.                                        2,106         44,837
Murphy Oil Corp.                                            768         32,909
Newfield Exploration Co./(1)/                               819         29,525
Noble Corp./(1)/                                          1,016         35,712
Occidental Petroleum Corp.                                2,321         66,032
Patina Oil & Gas Corp.                                      192          6,077
Pioneer Natural Resources Co./(1)/                        1,637         41,334
Rowan Companies Inc.                                        782         17,751
St. Mary Land & Exploration Co.                             149          3,725
Sunoco Inc.                                                 899         29,829
Transocean Inc.                                           1,894         43,941
Unocal Corp.                                              1,535         46,940
Valero Energy Corp.                                       1,115    $    41,188
XTO Energy Inc.                                           1,733         42,805
------------------------------------------------------------------------------
                                                                     3,023,238
------------------------------------------------------------------------------

OIL & GAS SERVICES - 0.58%
------------------------------------------------------------------------------
Baker Hughes Inc.                                         1,789         57,588
BJ Services Co./(1)/                                      1,342         43,360
Cooper Cameron Corp./(1)/                                   307         15,295
Grant Prideco Inc./(1)/                                   1,087         12,653
Halliburton Co.                                           2,294         42,921
Schlumberger Ltd.                                         4,256        179,135
Smith International Inc./(1)/                               972         31,707
Tidewater Inc.                                              534         16,607
Varco International Inc./(1)/                             1,708         29,719
------------------------------------------------------------------------------
                                                                       428,985
------------------------------------------------------------------------------

PACKAGING & CONTAINERS - 0.19%
------------------------------------------------------------------------------
Bemis Co.                                                   472         23,425
Pactiv Corp./(1)/                                         1,497         32,724
Sealed Air Corp./(1)/                                       629         23,462
Smurfit-Stone Container Corp./(1)/                        1,864         28,689
Sonoco Products Co.                                       1,330         30,497
------------------------------------------------------------------------------
                                                                       138,797
------------------------------------------------------------------------------

PHARMACEUTICALS - 5.37%
------------------------------------------------------------------------------
Abbott Laboratories                                       8,030        321,200
Advanced Medical Optics Inc./(1)/                           702          8,403
Allergan Inc.                                               712         41,025
AmerisourceBergen Corp.                                     791         42,959
Bristol-Myers Squibb Co.                                  9,518        220,342
Cardinal Health Inc.                                      2,400        142,056
Celgene Corp./(1)/                                        1,133         24,325
Forest Laboratories Inc. "A"/(1)/                         1,011         99,300
Gilead Sciences Inc./(1)/                                 1,334         45,356
ICN Pharmaceuticals Inc.                                  1,009         11,008
IVAX Corp./(1)/                                           1,632         19,796
King Pharmaceuticals Inc./(1)/                            1,994         34,277
Lilly (Eli) and Co.                                       6,073        385,635
Medicis Pharmaceutical Corp. "A"/(1)/                       239         11,871
MedImmune Inc./(1)/                                       1,451         39,424
Merck & Co. Inc.                                         12,091        684,472
Mylan Laboratories Inc.                                   1,062         37,064
NPS Pharmaceuticals Inc./(1)/                               528         13,290
Omnicare Inc.                                             1,233         29,382
OSI Pharmaceuticals Inc./(1)/                               528          8,659
Pfizer Inc.                                              32,829      1,003,583
Pharmacia Corp.                                           6,782        283,488
Schering-Plough Corp.                                     7,708        171,118
Sepracor Inc./(1)/                                        1,482         14,331
Sybron Dental Specialties Inc./(1)/                         975         14,479
Watson Pharmaceuticals Inc./(1)/                            684         19,337

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

PHARMACEUTICALS (CONTINUED)
------------------------------------------------------------------------------
Wyeth                                                     6,958    $   260,229
------------------------------------------------------------------------------
                                                                     3,986,409
------------------------------------------------------------------------------

PIPELINES - 0.05%
------------------------------------------------------------------------------
Dynegy Inc. "A"                                           3,160          3,729
El Paso Corp.                                             3,787         26,358
Williams Companies Inc.                                   3,463          9,350
------------------------------------------------------------------------------
                                                                        39,437
------------------------------------------------------------------------------

REAL ESTATE - 0.12%
------------------------------------------------------------------------------
Catellus Development Corp./(1)/                           1,873         37,179
CenterPoint Properties Corp.                                453         25,889
St. Joe Company (The)                                       765         22,950
------------------------------------------------------------------------------
                                                                        86,018
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.09%
------------------------------------------------------------------------------
Archstone-Smith Trust                                     2,142         50,423
Boston Properties Inc.                                      703         25,913
CBL & Associates Properties Inc.                          2,400         96,120
Crescent Real Estate Equities Co.                         2,023         33,663
Duke Realty Corp.                                         2,262         57,568
Equity Office Properties Trust                            2,809         70,169
Equity Residential                                        1,102         27,087
Health Care Property Investors Inc.                         900         34,470
Host Marriott Corp./(1)/                                  3,617         32,010
iStar Financial Inc.                                      1,767         49,564
Kimco Realty Corp.                                        1,479         45,317
Public Storage Inc.                                       1,544         49,887
Rouse Co. (The)                                           1,575         49,927
Simon Property Group Inc.                                 1,836         62,553
Ventas Inc.                                               7,194         82,371
Vornado Realty Trust                                      1,065         39,618
------------------------------------------------------------------------------
                                                                       806,660
------------------------------------------------------------------------------

RETAIL - 4.97%
------------------------------------------------------------------------------
Abercrombie & Fitch Co. "A"/(1)/                            991         20,276
Amazon.com Inc./(1)/                                      1,628         30,753
AutoNation Inc./(1)/                                      3,241         40,707
AutoZone Inc./(1)/                                          589         41,613
Bed Bath & Beyond Inc./(1)/                               1,840         63,535
Best Buy Co. Inc./(1)/                                    1,892         45,692
Big Lots Inc./(1)/                                        1,398         18,496
Borders Group Inc./(1)/                                     126          2,029
CarMax Inc./(1)/                                            552          9,870
CBRL Group Inc.                                             373         11,238
CDW Computer Centers Inc./(1)/                              533         23,372
Circuit City Stores Inc.                                  1,761         13,067
CVS Corp.                                                 2,290         57,181
Darden Restaurants Inc.                                   1,880         38,446
Dillards Inc. "A"                                           945         14,988
Dollar General Corp.                                      2,266         27,079
Dollar Tree Stores Inc./(1)/                              1,204         29,582
eBay Inc./(1)/                                            1,671    $   113,327
Family Dollar Stores Inc.                                 1,240         38,700
Federated Department Stores Inc./(1)/                     1,292         37,158
Foot Locker Inc./(1)/                                     1,571         16,495
Gap Inc. (The)                                            5,396         83,746
Home Depot Inc.                                          13,973        334,793
Kenneth Cole Productions "A"/(1)/                           800         16,240
Kohls Corp./(1)/                                          1,926        107,760
Limited Brands Inc.                                       3,529         49,159
Lowe's Companies Inc.                                     4,112        154,200
May Department Stores Co. (The)                           1,825         41,938
McDonald's Corp.                                          6,179         99,358
Michaels Stores Inc./(1)/                                   700         21,910
Neiman-Marcus Group Inc. "A"/(1)/                           143          4,346
Nordstrom Inc.                                            1,471         27,905
Office Depot Inc./(1)/                                    2,259         33,343
Outback Steakhouse Inc.                                     859         29,584
Payless ShoeSource Inc./(1)/                                 35          1,801
Penney (J.C.) Co. Inc. (Holding Co.)                      1,357         31,225
PETsMART Inc./(1)/                                        1,600         27,408
RadioShack Corp.                                          1,086         20,352
Rite Aid Corp./(1)/                                       1,754          4,297
Ross Stores Inc.                                            680         28,825
Ruby Tuesday Inc.                                            66          1,141
Sears, Roebuck and Co.                                    1,965         47,062
Staples Inc./(1)/                                         3,157         57,773
Starbucks Corp./(1)/                                      2,515         51,256
Target Corp.                                              4,716        141,480
Tiffany & Co.                                               990         23,671
TJX Companies Inc.                                        3,054         59,614
Toys R Us Inc./(1)/                                       1,627         16,270
Walgreen Co.                                              5,294        154,532
Wal-Mart Stores Inc.                                     23,952      1,209,816
Wendy's International Inc.                                1,267         34,298
Williams-Sonoma Inc./(1)/                                 1,000         27,150
Yum! Brands Inc./(1)/                                     2,280         55,222
------------------------------------------------------------------------------
                                                                     3,691,079
------------------------------------------------------------------------------

SEMICONDUCTORS - 1.93%
------------------------------------------------------------------------------
Advanced Micro Devices Inc./(1)/                          2,592         16,744
Agere Systems Inc. "B"/(1)/                              13,729         19,221
Altera Corp./(1)/                                         2,265         27,950
Amkor Technology Inc./(1)/                                1,275          6,069
Analog Devices Inc./(1)/                                  1,784         42,584
Applied Materials Inc./(1)/                               8,436        109,921
Applied Micro Circuits Corp./(1)/                         1,962          7,240
Atmel Corp./(1)/                                          4,724         10,535
Broadcom Corp. "A"/(1)/                                   2,228         33,554
Conexant Systems Inc./(1)/                                1,578          2,541
Cree Inc./(1)/                                              662         10,824
Cypress Semiconductor Corp./(1)/                          1,708          9,770
EMCORE Corp./(1)/                                           102            223
Integrated Device Technology Inc./(1)/                    1,556         13,024
Intel Corp.                                              34,646        539,438

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

SEMICONDUCTORS (CONTINUED)
------------------------------------------------------------------------------
International Rectifier Corp./(1)/                          630    $    11,630
KLA-Tencor Corp./(1)/                                     1,086         38,412
Lam Research Corp./(1)/                                   1,463         15,800
Lattice Semiconductor Corp./(1)/                          1,262         11,068
Linear Technology Corp.                                   1,704         43,827
LSI Logic Corp./(1)/                                      2,028         11,702
Maxim Integrated Products Inc.                            1,873         61,884
Microchip Technology Inc.                                 1,389         33,961
Micron Technology Inc./(1)/                               3,755         36,574
Mykrolis Corp./(1)/                                         239          1,745
National Semiconductor Corp./(1)/                         1,319         19,798
Novellus Systems Inc./(1)/                                  782         21,959
NVIDIA Corp./(1)/                                         1,112         12,799
QLogic Corp./(1)/                                           625         21,569
Rambus Inc./(1)/                                            629          4,221
Silicon Laboratories Inc./(1)/                              528         10,074
Skyworks Solutions Inc./(1)/                                553          4,767
Teradyne Inc./(1)/                                        1,122         14,597
Texas Instruments Inc.                                    9,651        144,862
TriQuint Semiconductor Inc./(1)/                          1,213          5,143
Varian Semiconductor Equipment
 Associates Inc./(1)/                                       723         17,179
Vitesse Semiconductor Corp./(1)/                          1,061          2,318
Xilinx Inc./(1)/                                          1,694         34,896
------------------------------------------------------------------------------
                                                                     1,430,423
------------------------------------------------------------------------------

SOFTWARE - 3.84%
------------------------------------------------------------------------------
Adobe Systems Inc.                                        1,557         38,615
Akamai Technologies Inc./(1)/                             5,701          9,863
Ariba Inc./(1)/                                           1,300          3,224
Ascential Software Corp./(1)/                             5,012         12,029
Autodesk Inc.                                             1,486         21,250
Automatic Data Processing Inc.                            2,968        116,494
BEA Systems Inc./(1)/                                     3,016         34,594
BMC Software Inc./(1)/                                    2,174         37,197
Cadence Design Systems Inc./(1)/                          2,496         29,428
Certegy Inc./(1)/                                           744         18,265
CheckFree Corp./(1)/                                        833         13,329
ChoicePoint Inc./(1)/                                       710         28,038
Citrix Systems Inc./(1)/                                  1,355         16,694
Computer Associates International
 Inc                                                      3,506         47,331
Compuware Corp./(1)/                                      3,155         15,144
CSG Systems International Inc./(1)/                         837         11,425
Electronic Arts Inc./(1)/                                   835         41,558
First Data Corp.                                          3,960        140,224
Fiserv Inc./(1)/                                          1,061         36,021
i2 Technologies Inc./(1)/                                 2,875          3,306
IMS Health Inc.                                           1,859         29,744
Intuit Inc./(1)/                                          1,178         55,272
Mercury Interactive Corp./(1)/                              564         16,723
Micromuse Inc./(1)/                                         611          2,334
Microsoft Corp./(1)/                                     28,757      1,486,737
Netegrity Inc./(1)/                                         179            582
Network Associates Inc./(1)/                              1,500    $    24,135
Novell Inc./(1)/                                          2,219          7,411
Openwave Systems Inc./(1)/                                1,724          3,448
Oracle Corp./(1)/                                        28,151        304,031
Parametric Technology Corp./(1)/                          1,981          4,992
PeopleSoft Inc./(1)/                                      2,044         37,405
Portal Software Inc./(1)/                                   510            412
Rational Software Corp./(1)/                              2,190         22,754
RealNetworks Inc./(1)/                                      713          2,717
SERENA Software Inc./(1)/                                   831         13,121
Siebel Systems Inc./(1)/                                  3,234         24,190
Sybase Inc./(1)/                                          1,613         21,614
Symantec Corp./(1)/                                         934         37,836
TIBCO Software Inc./(1)/                                  1,684         10,407
Total System Services Inc.                                  571          7,708
Vignette Corp./(1)/                                       3,353          4,114
Yahoo! Inc./(1)/                                          3,457         56,522
------------------------------------------------------------------------------
                                                                     2,848,238
------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.64%
------------------------------------------------------------------------------
ADC Telecommunications Inc./(1)/                          4,999         10,448
Advanced Fibre Communications
 Inc./(1)/                                                  981         16,363
American Tower Corp. "A"/(1)/                             2,038          7,194
Andrew Corp./(1)/                                           589          6,055
Avaya Inc./(1)/                                           1,951          4,780
CIENA Corp./(1)/                                          2,848         14,639
Comverse Technology Inc./(1)/                             1,099         11,012
Harris Corp.                                                863         22,697
JDS Uniphase Corp./(1)/                                   8,704         21,499
Lucent Technologies Inc./(1)/                            21,405         26,970
Motorola Inc.                                            14,984        129,612
QUALCOMM Inc./(1)/                                        4,171        151,783
RF Micro Devices Inc./(1)/                                1,522         11,156
Scientific-Atlanta Inc.                                   1,017         12,062
Sonus Networks Inc./(1)/                                    942            942
Sycamore Networks Inc./(1)/                               1,453          4,199
Tellabs Inc./(1)/                                         3,510         25,518
------------------------------------------------------------------------------
                                                                       476,929
------------------------------------------------------------------------------

TELECOMMUNICATIONS - 1.54%
------------------------------------------------------------------------------
AirGate PCS Inc./(1)/                                       480            298
Allegiance Telecom Inc./(1)/                              1,377            923
AT&T Wireless Services Inc./(1)/                         16,158         91,293
Charter Communications Inc. "A"/(1)/                      1,869          2,205
Citizens Communications Co./(1)/                          3,175         33,496
Corning Inc./(1)/                                         6,588         21,806
Cox Communications Inc. "A"/(1)/                          1,089         30,928
Crown Castle International Corp./(1)/                     2,920         10,950
EchoStar Communications Corp./(1)/                        1,649         36,707
Emulex Corp./(1)/                                         1,213         22,501
Finisar Corp./(1)/                                        1,453          1,380
General Motors Corp. "H"/(1)/                             6,870         73,509

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)
------------------------------------------------------------------------------
InterDigital Communications Corp./(1)/                    1,459    $    21,243
Level 3 Communications Inc./(1)/                          3,331         16,322
MRV Communications Inc./(1)/                              9,692         10,370
Nextel Communications Inc. "A"/(1)/                       4,925         56,884
PanAmSat Corp./(1)/                                         568          8,316
Powerwave Technologies Inc./(1)/                            408          2,203
Qwest Communications
 International Inc./(1)/                                 10,622         53,110
Sprint Corp. (PCS Group)/(1)/                             6,351         27,817
Verizon Communications Inc.                              15,906        616,357
Western Wireless Corp. "A"/(1)/                             475          2,517
------------------------------------------------------------------------------
                                                                     1,141,135
------------------------------------------------------------------------------

TELEPHONE - 1.56%
------------------------------------------------------------------------------
Alltel Corp.                                              1,746         89,046
AT&T Corp.                                                4,639        121,124
BellSouth Corp.                                          11,026        285,243
CenturyTel Inc.                                           1,091         32,054
SBC Communications Inc.                                  20,006        542,363
Sprint Corp. (FON Group)                                  5,224         75,644
Telephone & Data Systems Inc.                               335         15,752
------------------------------------------------------------------------------
                                                                     1,161,226
------------------------------------------------------------------------------

TEXTILES - 0.10%
------------------------------------------------------------------------------
Cintas Corp.                                              1,089         49,822
Mohawk Industries Inc./(1)/                                 400         22,780
------------------------------------------------------------------------------
                                                                        72,602
------------------------------------------------------------------------------

TOBACCO - 0.71%
------------------------------------------------------------------------------
Loews Corporation - Carolina Group                          342          6,932
Philip Morris Companies Inc.                             10,742        435,373
R.J. Reynolds Tobacco Holdings Inc.                         510         21,476
Universal Corp.                                             687         25,392
UST Inc.                                                  1,019         34,065
------------------------------------------------------------------------------
                                                                       523,238
------------------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.12%
------------------------------------------------------------------------------
Hasbro Inc.                                               1,771         20,455
Mattel Inc.                                               3,405         65,206
------------------------------------------------------------------------------
                                                                        85,661
------------------------------------------------------------------------------

TRANSPORTATION - 1.10%
------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                        2,193         57,040
CNF Inc.                                                    849         28,221
CSX Corp.                                                   861         24,375
Expeditors International Washington
 Inc                                                      1,374         44,861
FedEx Corp.                                               1,776         96,295
Landstar System Inc./(1)/                                   700         40,852
Norfolk Southern Corp.                                    2,517         50,315
Union Pacific Corp.                                       1,584         94,834
United Parcel Service Inc. "B"                            6,073    $   383,085
------------------------------------------------------------------------------
                                                                       819,878
------------------------------------------------------------------------------

TRUCKING & LEASING - 0.03%
------------------------------------------------------------------------------
GATX Corp.                                                  882         20,127
Ryder System Inc.                                            63          1,414
------------------------------------------------------------------------------
                                                                        21,541
------------------------------------------------------------------------------

WATER - 0.11%
------------------------------------------------------------------------------
American Water Works Inc.                                   858         39,022
Middlesex Water Co.                                       1,900         39,843
------------------------------------------------------------------------------
                                                                        78,865
------------------------------------------------------------------------------

TOTAL U.S. COMMON STOCKS
(Cost: $80,047,253)                                                 54,524,067
------------------------------------------------------------------------------

INTERNATIONAL COMMON STOCKS - 19.07%

AUSTRALIA - 0.99%
------------------------------------------------------------------------------
Coles Myer Ltd. ADR                                       3,319         92,932
National Australia Bank ADR                               1,210        108,597
News Corporation Ltd. ADR                                 2,847         74,734
Rio Tinto PLC ADR                                         3,138        249,565
Westpac Banking Corp. ADR                                 5,289        204,103
------------------------------------------------------------------------------
                                                                       729,931
------------------------------------------------------------------------------

DENMARK - 0.39%
------------------------------------------------------------------------------
Novo-Nordisk A/S ADR                                      6,216        179,642
TDC A/S ADR                                               9,633        114,633
------------------------------------------------------------------------------
                                                                       294,275
------------------------------------------------------------------------------

FINLAND - 0.40%
------------------------------------------------------------------------------
Nokia OYJ ADR                                            14,547        225,478
Outokumpu OYJ                                             1,431         12,464
Rautaruukki OYJ                                           6,339         22,883
Stora Enso OYJ "R"                                        2,198         23,181
UPM-Kymmene OYJ                                             505         16,216
------------------------------------------------------------------------------
                                                                       300,222
------------------------------------------------------------------------------

FRANCE - 1.52%
------------------------------------------------------------------------------
Alcatel SA ADR                                           13,009         57,760
Aventis SA ADR                                            6,314        342,156
AXA ADR                                                  14,604        196,424
BNP Paribas SA                                              728         29,665
France Telecom SA ADR                                     2,059         36,588
LVMH Moet Hennessy Louis Vuitton
 SA                                                       3,287        135,043
Societe Generale "A"                                        247         14,386
STMicroelectronics NV                                       855         16,760
Total Fina Elf SA ADR                                     3,360        240,240

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

FRANCE (CONTINUED)
------------------------------------------------------------------------------
Total Fina SA Warrants (Expires
 08/08/03)/(1)/                                             162    $     3,867
Vivendi Universal SA ADR                                  2,336         37,540
Zodiac SA                                                   585         11,903
------------------------------------------------------------------------------
                                                                     1,122,332
------------------------------------------------------------------------------

GERMANY - 0.92%
------------------------------------------------------------------------------
DaimlerChrysler AG                                       10,274        314,898
Deutsche Bank AG                                            814         37,500
Deutsche Telekom AG ADR                                  11,592        147,218
E.ON AG                                                   1,163         46,926
RWE AG                                                      485         12,571
SAP AG ADR                                                3,739         72,910
Siemens AG                                                1,237         52,573
------------------------------------------------------------------------------
                                                                       684,596
------------------------------------------------------------------------------

GREECE - 0.02%
------------------------------------------------------------------------------
Technical Olympic SA                                      4,250         14,539
------------------------------------------------------------------------------
                                                                        14,539
------------------------------------------------------------------------------

HONG KONG - 0.28%
------------------------------------------------------------------------------
ASM Pacific Technology Ltd.                               8,500         16,350
CLP Holdings Ltd.                                         9,000         36,238
Esprit Holdings Ltd.                                      8,000         13,490
Hong Kong & China Gas Co. Ltd.                           60,000         77,709
Hong Kong Exchanges & Clearing
 Ltd                                                     10,000         12,567
Hongkong Electric Holdings Ltd.                          10,500         39,720
Wharf Holdings Ltd.                                       5,000          9,425
------------------------------------------------------------------------------
                                                                       205,499
------------------------------------------------------------------------------

IRELAND - 0.52%
------------------------------------------------------------------------------
Allied Irish Banks PLC ADR                               14,222        382,287
------------------------------------------------------------------------------
                                                                       382,287
------------------------------------------------------------------------------

ITALY - 0.73%
------------------------------------------------------------------------------
ACEA SpA                                                  2,449         10,845
Benetton Group SpA ADR                                    7,416        132,746
ENI-Ente Nazionale Idrocarburi SpA
 ADR                                                      2,344        183,981
Fiat SpA ADR                                              6,859         54,529
Italgas SpA                                               1,479         20,115
San Paolo-IMI SpA ADR                                     9,236        118,683
Snam Rete Gas SpA                                         3,297         11,245
Tiscali SpA/(1)/                                          2,237         10,047
------------------------------------------------------------------------------
                                                                       542,191
------------------------------------------------------------------------------

JAPAN - 4.26%
------------------------------------------------------------------------------
Canon Inc. ADR                                            5,655        208,387
Dainippon Screen Manufacturing Co.
 Ltd./(1)/                                                2,000          6,977
Dowa Mining Co. Ltd.                                      2,000    $     8,427
Fuji Photo Film Co. Ltd. ADR                              4,261        136,650
Hitachi Ltd. ADR                                          2,575         95,919
Honda Motor Company Ltd. ADR                              5,344         96,513
Ito-Yokado Co. Ltd. ADR                                   3,268         92,648
Japan Airlines System Corp. ADR                          13,282        141,583
JFE Holdings Inc./(1)/                                      900         10,929
Kamigumi Co. Ltd.                                         2,000          9,606
Kawasaki Kisen Kaisha Ltd.                                8,000         13,752
Kirin Brewery Co. Ltd. ADR                               41,900        251,819
Kubota Corp. ADR                                         16,212        214,809
Kyocera Corp. ADR                                         1,803        103,041
Makita Corp. ADR                                          5,370         38,932
Matsushita Electric Industrial Co.
 Ltd. ADR                                                13,224        126,950
Millea Holdings Inc. ADR                                  8,959        315,357
Mitsubishi Corp. ADR                                     14,181        173,275
Mitsubishi Paper Mills Ltd.                              20,000         24,269
Mitsui & Co. ADR                                          1,591        145,099
Murata Manufacturing Co. Ltd.                               400         15,674
NEC Corp. ADR                                            19,482         73,252
Nintendo Co. Ltd.                                           100          9,345
Nippon Telegraph & Telephone Corp.
 ADR                                                      9,462        167,099
Nippon Unipac Holding                                         2          8,680
Nissan Motor Co. Ltd. ADR                                 6,442         99,078
Nomura Holdings Inc.                                      2,000         22,483
Oji Paper Co. Ltd.                                        2,000          8,595
Osaka Gas Co. Ltd.                                        4,000          9,876
Pioneer Corp. ADR                                         7,344        135,130
Ricoh Corp. Ltd. ADR                                      1,836        149,359
Rohm Co. Ltd.                                               200         25,466
Seven-Eleven Japan Co. Ltd.                               1,000         30,505
Sony Corp. ADR                                            2,868        118,477
Sumitomo Metal Mining Co. Ltd.                            2,000          8,342
Sumitomo Mitsui Financial Group
 Inc./(1)/                                                    7         21,884
Tokyo Electric Power Co. Inc. (The)                       1,600         30,404
Tokyo Electron Ltd.                                         200          9,050
Trend Micro Inc./(1)/                                       500          8,553
------------------------------------------------------------------------------
                                                                     3,166,194
------------------------------------------------------------------------------

LUXEMBOURG - 0.01%
------------------------------------------------------------------------------
Arcelor/(1)/                                                879         10,811
------------------------------------------------------------------------------
                                                                        10,811
------------------------------------------------------------------------------

NETHERLANDS - 1.86%
------------------------------------------------------------------------------
Abn Amro Holding NV ADR                                  14,235        230,322
Aegon NV ADR                                              7,021         90,079
Akzo Nobel NV ADR                                         4,026        128,389
ING Groep NV ADR                                          5,560         93,630
Koninklijke Ahold NV ADR                                 10,311        131,259
Koninklijke (Royal) KPN NV/(1)/                           1,934         12,583

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                                 SHARES       VALUE
------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)
------------------------------------------------------------------------------
Koninklijke (Royal) Philips
 Electronics NV - NY Shares                               7,303    $   129,117
Reed Elsevier NV ADR                                     11,517        283,549
Royal Dutch Petroleum Co.                                 6,000        264,134
Unilever NV - CVA                                           262         16,098
------------------------------------------------------------------------------
                                                                     1,379,160
------------------------------------------------------------------------------

NEW ZEALAND - 0.04%
------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd.
 ADR                                                      1,672         31,969
------------------------------------------------------------------------------
                                                                        31,969
------------------------------------------------------------------------------

NORWAY - 0.02%
------------------------------------------------------------------------------
Petroleum Geo-Services/(1)/                              41,201         15,284
------------------------------------------------------------------------------
                                                                        15,284
------------------------------------------------------------------------------

PORTUGAL - 0.07%
------------------------------------------------------------------------------
Banco Comercial Portugues ADR                             4,146         48,715
------------------------------------------------------------------------------
                                                                        48,715
------------------------------------------------------------------------------

SINGAPORE - 0.09%
------------------------------------------------------------------------------
Chartered Semiconductor
 Manufacturing Ltd. ADR/(1)/                              1,708          6,730
NatSteel Ltd                                             15,000         17,815
Neptune Orient Lines Ltd./(1)/                           60,000         31,825
Singapore Exchange Ltd.                                  16,000         11,346
------------------------------------------------------------------------------
                                                                        67,716
------------------------------------------------------------------------------

SPAIN - 0.92%
------------------------------------------------------------------------------
Acerinox SA                                                 480         17,625
Banco Bilbao Vizcaya Argentaria SA
 ADR                                                     13,380        129,920
Banco Santander Central Hispano
 SA ADR                                                  38,734        273,075
Repsol YPF SA ADR                                         8,103        105,987
Telefonica SA ADR/(1)/                                    6,060        161,014
------------------------------------------------------------------------------
                                                                       687,621
------------------------------------------------------------------------------

SWEDEN - 0.20%
------------------------------------------------------------------------------
Hoganas AB "B"                                              810         15,339
Holmen AB "B"                                               635         15,414
Sapa AB                                                   1,980         36,358
SSAB Svenskt Stal AB "A"                                  1,492         17,637
SSAB Svenskt Stal AB "B"                                  1,262         14,122
Svenska Cellulosa AB "B"                                    835         28,174
Telefonaktiebolaget LM Ericsson AB
 ADR/(1)/                                                 3,558         23,981
------------------------------------------------------------------------------
                                                                       151,025
------------------------------------------------------------------------------

SWITZERLAND - 1.12%
------------------------------------------------------------------------------
Adecco SA ADR                                             9,417    $    89,838
Centerpulse ADR                                           4,869         84,380
Credit Suisse Group/(1)/                                  3,537         76,741
Logitech International SA -
 Registered/(1)/                                            364         10,859
Nestle SA                                                   705        149,392
Novartis AG                                               7,000        255,406
Societe Generale de Surveillance
 Holding SA                                                  56         16,848
UBS AG - Registered/(1)/                                  3,065        148,961
------------------------------------------------------------------------------
                                                                       832,425
------------------------------------------------------------------------------

UNITED KINGDOM - 4.71%
------------------------------------------------------------------------------
AstraZeneca PLC ADR                                       8,109        284,545
Barclays PLC ADR/(2)/                                    11,088        273,874
BHP Billiton PLC                                          4,344         23,201
BP PLC                                                    6,069         41,720
BP PLC ADR                                                7,460        303,249
British American Tobacco PLC                              1,092         10,908
British Sky Broadcasting PLC ADR/(1)/                     3,269        130,936
British Telecom PLC ADR                                   4,687        146,844
Cadbury Schweppes PLC ADR                                 9,338        239,146
Centrica PLC                                              3,742         10,301
Diageo PLC ADR                                           12,902        565,108
GlaxoSmithKline PLC ADR                                   9,795        366,921
Hanson PLC ADR                                            7,970        176,775
Hong Kong & Shanghai Banking
 ADR                                                      2,415        132,777
HSBC Holdings PLC                                         5,548         61,316
Lloyds TSB Group PLC                                      3,761         27,005
National Grid Transco PLC                                 3,157         23,201
Reuters Group PLC ADR                                     2,299         39,543
Royal Bank of Scotland Group PLC                          4,854        116,279
Scottish & Southern Energy PLC                              995         10,893
Scottish Power PLC                                        1,705          9,950
Shell Transport & Trading Co. PLC                        13,029         85,789
Unilever PLC                                              2,266         21,560
Vodafone Group PLC ADR                                   21,305        386,047
------------------------------------------------------------------------------
                                                                     3,487,888
------------------------------------------------------------------------------

TOTAL INTERNATIONAL
COMMON STOCKS
(Cost: $23,998,564)                                                 14,154,680
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $104,045,817)                                                68,678,747
------------------------------------------------------------------------------

LIFEPATH 2040 MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                                  FACE AMOUNT
SECURITY                                           OR SHARES         VALUE
------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 6.28%
------------------------------------------------------------------------------
U.S. Treasury Bonds
  8.00%,  11/15/21                                $ 2,640,000    $   3,678,468
  8.13%,  05/15/21                                    700,000          983,855
------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $4,492,927)                                                   4,662,323
------------------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 8.73%
------------------------------------------------------------------------------
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                              5,862,834        5,862,834
BlackRock Temp Cash Money
  Market Fund                                         527,669          527,669
Dreyfus Money Market Fund                              45,489           45,489
Goldman Sachs Financial Square
  Prime Obligation Fund                                39,627           39,627
------------------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $6,475,619)                                                   6,475,619
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 107.52%
(Cost $115,014,363)                                                 79,816,689
------------------------------------------------------------------------------

Other Assets, Less Liabilities - (7.52%)                            (5,578,992)
------------------------------------------------------------------------------

NET ASSETS - 100.00%                                             $  74,237,697
==============================================================================

/(1)/  Non-income earning securities.
/(2)/  Issuer is an affiliate of the Master Portfolio's investment advisor. See
       Note 2.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                      LIFEPATH INCOME       LIFEPATH 2010        LIFEPATH 2020
                                                      MASTER PORTFOLIO     MASTER PORTFOLIO     MASTER PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                  $       44,861,307   $      141,092,729   $      363,232,479
                                                     ------------------   ------------------   ------------------
Foreign currency, at cost                            $           27,070   $           31,647   $           43,835
                                                     ------------------   ------------------   ------------------
Investments in securities, at value (including
 securities on loan/(1)/)(Note 1)                    $       43,467,014   $      131,779,355   $      299,643,590
Foreign currency, at value                                       28,168               32,578               45,155
Receivables:
  Investment securities sold                                         --                   --            4,081,343
  Dividends and interest                                        348,895              775,005            1,007,933
                                                     ------------------   ------------------   ------------------
Total Assets                                                 43,844,077          132,586,938          304,778,021
                                                     ------------------   ------------------   ------------------
LIABILITIES
Payables:
  Investment securities purchased                               302,102            6,526,007            8,624,779
  Collateral for securities loaned (Note 4)                   3,057,036            4,685,097           25,991,808
  Advisory fees (Note 2)                                         21,010               57,453              132,012
                                                     ------------------   ------------------   ------------------
Total Liabilities                                             3,380,148           11,268,557           34,748,599
                                                     ------------------   ------------------   ------------------
NET ASSETS                                           $       40,463,929   $      121,318,381   $      270,029,422
                                                     ==================   ==================   ==================

                                                       LIFEPATH 2030        LIFEPATH 2040
                                                      MASTER PORTFOLIO     MASTER PORTFOLIO
--------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                  $      120,044,446   $      115,014,363
                                                     ------------------   ------------------
Foreign currency, at cost                            $           17,446   $           11,900
                                                     ------------------   ------------------
Investments in securities, at value (including
 securities on loan/(1)/)(Note 1)                    $      110,962,597   $       79,816,689
Foreign currency, at value                                       18,021               12,332
Receivables:
  Investment securities sold                                         --                   --
  Dividends and interest                                        361,613              202,003
                                                     ------------------   ------------------
Total Assets                                                111,342,231           80,031,024
                                                     ------------------   ------------------
LIABILITIES
Payables:
  Investment securities purchased                             1,521,987            1,505,376
  Collateral for securities loaned (Note 4)                   7,539,775            4,251,885
  Advisory fees (Note 2)                                         51,211               36,066
                                                     ------------------   ------------------
Total Liabilities                                             9,112,973            5,793,327
                                                     ------------------   ------------------
NET ASSETS                                           $      102,229,258   $       74,237,697
                                                     ==================   ==================

/(1)/ Securities on loan with market values of $2,977,967, $4,518,665, $25,206,999, $7,238,820 and $4,045,245, respectively. See Note 4.

STATEMENTS OF OPERATIONS

                                                                             LIFEPATH INCOME MASTER PORTFOLIO
                                                                      -----------------------------------------------
                                                                             FOR THE                   FOR THE
                                                                            PERIOD ENDED              YEAR ENDED
                                                                       DECEMBER 31, 2002/(1)/     FEBRUARY 28, 2002
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/(2)/                                                       $              247,836    $            229,861
  Interest                                                                            933,288               2,353,806
  Securities lending income                                                             7,915                  13,483
                                                                       ----------------------    --------------------
Total investment income                                                             1,189,039               2,597,150
                                                                       ----------------------    --------------------
EXPENSES (NOTE 2)
  Advisory fees                                                                       125,456                 287,560
                                                                       ----------------------    --------------------
Total expenses                                                                        125,456                 287,560
                                                                       ----------------------    --------------------
Net investment income                                                               1,063,583               2,309,590
                                                                       ----------------------    --------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of investments                                     (43,488)                315,591
  Net realized gain from in-kind redemptions                                               --               1,482,594
  Net realized gain (loss) on foreign currency transactions                            (4,275)                 (2,699)
  Net change in unrealized appreciation (depreciation) of
   investments                                                                     (1,666,286)             (2,310,426)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies                                                                           1,907                    (662)
                                                                       ----------------------    --------------------
Net loss on investments                                                            (1,712,142)               (515,602)
                                                                       ----------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                                       $             (648,559)   $          1,793,988
                                                                       ======================    ====================

                                                                              LIFEPATH 2010 MASTER PORTFOLIO
                                                                      -----------------------------------------------
                                                                             FOR THE                   FOR THE
                                                                            PERIOD ENDED              YEAR ENDED
                                                                       DECEMBER 31, 2002/(1)/     FEBRUARY 28, 2002
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/(2)/                                                       $            1,061,675    $          1,211,440
  Interest                                                                          1,856,002               5,027,534
  Securities lending income                                                            20,093                  39,334
                                                                       ----------------------    --------------------
Total investment income                                                             2,937,770               6,278,308
                                                                       ----------------------    --------------------
EXPENSES (NOTE 2)
  Advisory fees                                                                       364,517                 806,441
                                                                       ----------------------    --------------------
Total expenses                                                                        364,517                 806,441
                                                                       ----------------------    --------------------
Net investment income                                                               2,573,253               5,471,867
                                                                       ----------------------    --------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of investments                                  (4,477,058)                730,244
  Net realized gain from in-kind redemptions                                               --              10,694,860
  Net realized gain (loss) on foreign currency transactions                            41,143                 (10,260)
  Net change in unrealized appreciation (depreciation) of
   investments                                                                     (7,053,166)            (16,180,333)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies                                                                           2,686                  (1,362)
                                                                       ----------------------    --------------------
Net loss on investments                                                           (11,486,395)             (4,766,851)
                                                                       ----------------------    --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                                       $           (8,913,142)   $            705,016
                                                                       ======================    ====================

/(1)/ For the ten months ended December 31, 2002. The Master Portfolio changed its fiscal year end from February 28 to December 31.
/(2)/  Net of foreign withholding tax of $9,780, $5,839, $42,273 and $35,649, respectively.
The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF OPERATIONS (CONTINUED)

                                                                             LIFEPATH 2020 MASTER PORTFOLIO
                                                                    ------------------------------------------------
                                                                           FOR THE                   FOR THE
                                                                         PERIOD ENDED               YEAR ENDED
                                                                    DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/(2)/                                                    $            3,241,037    $            4,350,609
  Interest                                                                       2,960,223                 7,295,932
  Securities lending income                                                         61,706                   108,977
                                                                    ----------------------    ----------------------
Total investment income                                                          6,262,966                11,755,518
                                                                    ----------------------    ----------------------
EXPENSES (NOTE 2)
  Advisory fees                                                                    886,213                 1,958,450
                                                                    ----------------------    ----------------------
Total expenses                                                                     886,213                 1,958,450
                                                                    ----------------------    ----------------------
Net investment income                                                            5,376,753                 9,797,068
                                                                    ----------------------    ----------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of investments                              (29,028,520)               (4,840,430)
  Net realized gain from in-kind redemptions                                            --                60,723,260
  Net realized gain (loss) on foreign currency transactions                          7,158                    16,074
  Net change in unrealized appreciation (depreciation) of
   investments                                                                 (10,057,245)              (82,075,727)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies                                                                        4,673                    (2,743)
                                                                    ----------------------    ----------------------
Net loss on investments                                                        (39,073,934)              (26,179,566)
                                                                    ----------------------    ----------------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                         $          (33,697,181)   $          (16,382,498)
                                                                    ======================    ======================

                                                                             LIFEPATH 2030 MASTER PORTFOLIO
                                                                    ------------------------------------------------
                                                                           FOR THE                   FOR THE
                                                                         PERIOD ENDED               YEAR ENDED
                                                                    DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/(2)/                                                    $            1,386,545    $            2,124,324
  Interest                                                                         597,219                 1,720,029
  Securities lending income                                                         21,019                    37,669
                                                                    ----------------------    ----------------------
Total investment income                                                          2,004,783                 3,882,022
                                                                    ----------------------    ----------------------
EXPENSES (NOTE 2)
  Advisory fees                                                                    326,689                   814,320
                                                                    ----------------------    ----------------------
Total expenses                                                                     326,689                   814,320
                                                                    ----------------------    ----------------------
Net investment income                                                            1,678,094                 3,067,702
                                                                    ----------------------    ----------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on sale of investments                               (5,813,736)                3,738,616
  Net realized gain from in-kind redemptions                                            --                17,061,052
  Net realized gain (loss) on foreign currency transactions                         17,601                       (13)
  Net change in unrealized appreciation  (depreciation) of
   investments                                                                 (11,857,849)              (34,991,245)
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies                                                                        1,006                      (162)
                                                                    ----------------------    ----------------------
Net loss on investments                                                        (17,652,978)              (14,191,752)
                                                                    ----------------------    ----------------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                         $          (15,974,884)   $          (11,124,050)
                                                                    ======================    ======================

----------
/(1)/ For the ten months ended december 31, 2002. The Master Portfolio changed its fiscal year end from February 28 to December 31.
/(2)/ Net of foreign withholding tax of $105,011, $102,923, $47,862, and $62,138, respectively.

                                                                                      LIFEPATH 2040 MASTER PORTFOLIO
                                                                             ------------------------------------------------
                                                                                    FOR THE                   FOR THE
                                                                                  PERIOD ENDED               YEAR ENDED
                                                                             DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/(2)/                                                             $            1,166,375    $            2,865,398
  Interest                                                                                  180,402                   406,934
  Securities lending income                                                                  15,336                    48,685
                                                                             ----------------------    ----------------------
Total investment income                                                                   1,362,113                 3,321,017
                                                                             ----------------------    ----------------------
EXPENSES (NOTE 2)
  Advisory fees                                                                             249,155                 1,003,440
                                                                             ----------------------    ----------------------
Total expenses                                                                              249,155                 1,003,440
                                                                             ----------------------    ----------------------
Net investment income                                                                     1,112,958                 2,317,577
                                                                             ----------------------    ----------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sale of investments                                              (11,402,356)               (6,857,565)
  Net realized gain from in-kind redemptions                                                     --                71,929,640
  Net realized gain on foreign currency transactions                                          3,540                        55
  Net change in unrealized appreciation (depreciation) of investments                    (4,942,022)              (85,921,486)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies                                                 793                      (158)
                                                                             ----------------------    ----------------------
Net loss on investments                                                                 (16,340,045)              (20,849,514)
                                                                             ----------------------    ----------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $          (15,227,087)   $          (18,531,937)
                                                                             ======================    ======================

/(1)/ For the ten months ended December 31, 2002. The Master Portfolio changed its fiscal year end from February 28 to December 31.
/(2)/  Net of foreign withholding tax of $37,778 and $98,749, respectively.
The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                LIFEPATH INCOME MASTER PORTFOLIO
                                           --------------------------------------------------------------------------
                                                  FOR THE                   FOR THE                   FOR THE
                                                PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                           DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002         FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income                    $            1,063,583    $            2,309,590    $            4,225,123
  Net realized gain (loss)                                (47,763)                1,795,486                 4,227,323
  Net change in unrealized
   appreciation (depreciation)                         (1,664,379)               (2,311,088)               (2,481,846)
                                           ----------------------    ----------------------    ----------------------
Net increase (decrease) in net
 assets resulting from
 operations                                              (648,559)                1,793,988                 5,970,600
                                           ----------------------    ----------------------    ----------------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                                        21,078,592                30,951,244                41,836,304
  Withdrawals                                         (22,734,457)              (95,547,521)              (36,297,048)
                                           ----------------------    ----------------------    ----------------------
Net increase (decrease) in net
  assets resulting from
  interestholder transactions                          (1,655,865)              (64,596,277)                5,539,256
                                           ----------------------    ----------------------    ----------------------
Increase (decrease) in net
 assets                                                (2,304,424)              (62,802,289)               11,509,856

NET ASSETS:
Beginning of period                                    42,768,353               105,570,642                94,060,786
                                           ----------------------    ----------------------    ----------------------
End of period                              $           40,463,929    $           42,768,353    $          105,570,642
                                           ======================    ======================    ======================

                                                                 LIFEPATH 2010 MASTER PORTFOLIO
                                           --------------------------------------------------------------------------
                                                  FOR THE                   FOR THE                   FOR THE
                                                PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                           DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002         FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income                    $            2,573,253    $            5,471,867    $            8,579,397
  Net realized gain (loss)                             (4,435,915)               11,414,844                 9,281,281
  Net change in unrealized
   appreciation (depreciation)                         (7,050,480)              (16,181,695)              (13,430,829)
                                           ----------------------    ----------------------    ----------------------
Net increase (decrease) in
 net assets resulting from
 operations                                            (8,913,142)                  705,016                 4,429,849
                                           ----------------------    ----------------------    ----------------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                                        53,577,613                84,755,676               130,864,739
  Withdrawals                                         (48,559,069)             (236,515,911)              (88,258,009)
                                           ----------------------    ----------------------    ----------------------
Net increase (decrease) in net
 assets resulting from
 interestholder transactions                            5,018,544              (151,760,235)               42,606,730
                                           ----------------------    ----------------------    ----------------------
Increase (decrease) in net
 assets                                                (3,894,598)             (151,055,219)               47,036,579

NET ASSETS:
Beginning of period                                   125,212,979               276,268,198               229,231,619
                                           ----------------------    ----------------------    ----------------------
End of period                              $          121,318,381    $          125,212,979    $          276,268,198
                                           ======================    ======================    ======================

                                                                 LIFEPATH 2020 MASTER PORTFOLIO
                                           --------------------------------------------------------------------------
                                                  FOR THE                   FOR THE                   FOR THE
                                                PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                           DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002         FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income                    $            5,376,753    $            9,797,068    $           11,165,147
  Net realized gain (loss)                            (29,021,362)               55,898,904                16,252,938
  Net change in unrealized
   appreciation (depreciation)                        (10,052,572)              (82,078,470)              (47,658,836)
                                           ----------------------    ----------------------    ----------------------
Net decrease in net assets
 resulting from operations                            (33,697,181)              (16,382,498)              (20,240,751)
                                           ----------------------    ----------------------    ----------------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                                        75,967,508               271,054,874               253,737,778
  Withdrawals                                        (116,588,501)             (390,877,654)             (146,474,480)
                                           ----------------------    ----------------------    ----------------------
Net increase (decrease) in net
assets resulting from
interestholder transactions                           (40,620,993)             (119,822,780)              107,263,298
                                           ----------------------    ----------------------    ----------------------
Increase (decrease) in net
 assets                                               (74,318,174)             (136,205,278)               87,022,547

NET ASSETS:
Beginning of period                                   344,347,596               480,552,874               393,530,327
                                           ----------------------    ----------------------    ----------------------
End of period                              $          270,029,422    $          344,347,596    $          480,552,874
                                           ======================    ======================    ======================

                                                                 LIFEPATH 2030 MASTER PORTFOLIO
                                           --------------------------------------------------------------------------
                                                  FOR THE                   FOR THE                   FOR THE
                                                PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                           DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002         FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS
OPERATIONS:
  Net investment income                    $            1,678,094    $            3,067,702    $            4,984,452
  Net realized gain (loss)                             (5,796,135)               20,799,655                10,548,364
  Net change in unrealized
   appreciation (depreciation)                        (11,856,843)              (34,991,407)              (32,993,243)
                                           ----------------------    ----------------------    ----------------------
Net decrease in net assets
 resulting from operations                            (15,974,884)              (11,124,050)              (17,460,427)
                                           ----------------------    ----------------------    ----------------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                                        35,206,565                89,451,581               112,167,174
  Withdrawals                                         (36,875,703)             (240,386,251)              (84,993,424)
                                           ----------------------    ----------------------    ----------------------
Net increase (decrease) in net
 assets resulting from
 interestholder transactions                           (1,669,138)             (150,934,670)               27,173,750
                                           ----------------------    ----------------------    ----------------------
Increase (decrease) in net
 assets                                               (17,644,022)             (162,058,720)                9,713,323

NET ASSETS:
Beginning of period                                   119,873,280               281,932,000               272,218,677
                                           ----------------------    ----------------------    ----------------------
End of period                              $          102,229,258    $          119,873,280    $          281,932,000
                                           ======================    ======================    ======================

/(1)/ For the ten months ended december 31, 2002. The Master Portfolio changed its fiscal year end from February 28 to December 31.
The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             LIFEPATH 2040 MASTER PORTFOLIO
                                                       --------------------------------------------------------------------------
                                                              FOR THE                   FOR THE                   FOR THE
                                                            PERIOD ENDED               YEAR ENDED                YEAR ENDED
                                                       DECEMBER 31, 2002/(1)/      FEBRUARY 28, 2002         FEBRUARY 28, 2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                                $            1,112,958    $            2,317,577    $            4,746,297
  Net realized gain (loss)                                        (11,398,816)               65,072,130                32,259,065
  Net change in unrealized
   appreciation (depreciation)                                     (4,941,229)              (85,921,644)              (89,014,477)
                                                       ----------------------    ----------------------    ----------------------
Net decrease in net assets
 resulting from operations                                        (15,227,087)              (18,531,937)              (52,009,115)
                                                       ----------------------    ----------------------    ----------------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                                                    30,043,947                47,790,242               149,860,283
  Withdrawals                                                     (35,865,224)             (384,441,174)             (187,242,136)
                                                       ----------------------    ----------------------    ----------------------
Net decrease in net assets
 resulting from interestholder
 transactions                                                      (5,821,277)             (336,650,932)              (37,381,853)
                                                       ----------------------    ----------------------    ----------------------
Decrease in net assets                                            (21,048,364)             (355,182,869)              (89,390,968)

NET ASSETS:
Beginning of period                                                95,286,061               450,468,930               539,859,898
                                                       ----------------------    ----------------------    ----------------------
End of period                                          $           74,237,697    $           95,286,061    $          450,468,930
                                                       ======================    ======================    ======================

/(1)/ For the ten months ended december 31, 2002. The Master Portfolio changed its fiscal year end from February 28 to December 31.
The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1.    SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios"). The Board of Trustees of MIP approved a change in fiscal year end from February 28 to December 31 for the Master Portfolios on May 15, 2002. Accordingly, the financial statements of the Master Portfolios are presented for the ten-month period ended December 31, 2002.

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

     FOREIGN CURRENCY TRANSLATION

     The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

     Each Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

     FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxable on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g. distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

     REPURCHASE AGREEMENTS

     Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Master Portfolios held repurchase agreements at December 31, 2002.

2.    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.35% of the average daily net assets of each of the Master Portfolios as compensation for its advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

     Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

     MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolios, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolios for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolios. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. BGIS did not receive any brokerage commissions from the Master Portfolios for the period ended December 31, 2002.

     As a result of using an index approach to investing, the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios held shares of Barclays PLC, with current market values of $30,430, $179,223, $717,659, $344,022, and $273,874, respectively, as of December 31, 2002.
Barclays PLC is an affiliate of BGFA, the Master Portfolios' investment advisor.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

     Pursuant to Rule 17a-7 of the 1940 Act, certain Master Portfolios executed cross trades for the period ended December 31, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. The Board has concluded that all such transactions were done in compliance with the requirements and restrictions set forth by Rule 17a-7.

     Certain officers and trustees of MIP are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.    INVESTMENT PORTFOLIO TRANSACTIONS

     Investment transactions (excluding short-term investments) for the period ended December 31, 2002, were as follows: 31,tONTINUED)

               ---------------------------------------------------------------------------------------------------------
                                                         U.S. GOVERNMENT OBLIGATIONS            OTHER SECURITIES
                                                       -------------------------------   -------------------------------
               MASTER PORTFOLIO                             PURCHASES            SALES        PURCHASES            SALES
               ---------------------------------------------------------------------------------------------------------
               LifePath Income Master Portfolio        $   13,966,778   $   16,431,157   $    9,328,319   $    6,928,584
               LifePath 2010 Master Portfolio              45,698,283       47,122,009       50,751,949       40,971,354
               LifePath 2020 Master Portfolio              92,786,287      111,717,069      110,381,478      123,692,780
               LifePath 2030 Master Portfolio              38,310,404       40,832,892       38,382,517       34,705,077
               LifePath 2040 Master Portfolio              17,419,188       16,791,586       35,248,546       38,492,729
               ---------------------------------------------------------------------------------------------------------

     At December 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

               ----------------------------------------------------------------------------------------------------------
                                                                  TAX       UNREALIZED       UNREALIZED    NET UNREALIZED
               MASTER PORTFOLIO                                  COST     APPRECIATION     DEPRECIATION      DEPRECIATION
               ----------------------------------------------------------------------------------------------------------
               LifePath Income Master  Portfolio       $   45,035,367   $    1,743,700   $   (3,312,053)  $   (1,568,353)
               LifePath 2010 Master Portfolio             143,096,733        3,177,117      (14,494,495)     (11,317,378)
               LifePath 2020 Master Portfolio             374,080,344               --      (74,436,754)     (74,436,754)
               LifePath 2030 Master Portfolio             121,290,242        7,213,472      (17,541,117)     (10,327,645)
               LifePath 2040 Master Portfolio             116,902,137        1,004,086      (38,089,534)     (37,085,448)
               ----------------------------------------------------------------------------------------------------------

4.    PORTFOLIO SECURITIES LOANED

     Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of December 31, 2002, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at December 31, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

5.    FINANCIAL HIGHLIGHTS

     Financial highlights for each of the Master Portfolios were as follows:


---------------------------------------------------------------------------------------------------------------------------
                                                           PERIOD ENDED             YEAR ENDED               YEAR ENDED
                                                           DECEMBER 31,           FEBRUARY 28,             FEBRUARY 28,
                                                              2002/(1)/                   2002                     2001
---------------------------------------------------------------------------------------------------------------------------
LIFEPATH INCOME MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.35%                   0.46%                    0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  2.98%                   3.73%/(4)/               4.40%
  Portfolio turnover rate                                             56%                    116%/(5)/                 58%
  Total return                                                     (1.36)%/(3)/             2.68%                    6.56%
LIFEPATH 2010 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.35%                   0.46%                    0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  2.49%                   3.11%/(4)/               3.49%
  Portfolio turnover rate                                             72%                     86%/(5)/                 54%
  Total return                                                     (6.43)%/(3)/            (0.70)%                   2.13%
LIFEPATH 2020 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.35%                   0.44%                    0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  2.14%                   2.23%/(4)/               2.38%
  Portfolio turnover rate                                             67%                     86%/(5)/                 39%
  Total return                                                    (10.18)%/(3)/            (4.99)%                  (3.14)%
LIFEPATH 2030 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.35%                   0.46%                    0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  1.81%                   1.74%/(4)/               1.72%
  Portfolio turnover rate                                             68%                     53%/(5)/                 27%
  Total return                                                    (13.05)%/(3)/            (7.82)%                  (5.59)%
LIFEPATH 2040 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.35%                   0.49%                    0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  1.57%                   1.13%/(4)/               0.90%
  Portfolio turnover rate                                             62%                     15%/(5)/                 20%
  Total return                                                    (15.63)%/(3)/           (10.48)%                 (10.41)%
---------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED              YEAR ENDED                YEAR ENDED
                                                           FEBRUARY 29,            FEBRUARY 28,              FEBRUARY 28,
                                                                   2000                    1999                      1998
---------------------------------------------------------------------------------------------------------------------------
LIFEPATH INCOME MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.55%                   0.55%                0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  4.03%                   3.95%                4.46%
  Portfolio turnover rate                                             55%                     66%                  39%
  Total return                                                      5.22%                   7.10%               12.72%
LIFEPATH 2010 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.55%                   0.55%                0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  3.20%                   3.12%                3.49%
  Portfolio turnover rate                                             49%                     38%                  46%
  Total return                                                      8.32%                  10.59%               19.13%
LIFEPATH 2020 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.55%                   0.55%                0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  2.27%                   2.30%                2.69%
  Portfolio turnover rate                                             43%                     36%                  41%
  Total return                                                     11.24%                  12.82%               24.65%
LIFEPATH 2030 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.55%                   0.55%                0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  1.72%                   1.74%                2.13%
  Portfolio turnover rate                                             26%                     19%                  27%
  Total return                                                     13.44%                  13.95%               28.62%
LIFEPATH 2040 MASTER PORTFOLIO
  Ratio of expenses to average net assets/(2)/                      0.55%                   0.55%                0.55%
  Ratio of net investment income to average
   net assets/(2)/                                                  0.99%                   1.11%                1.45%
  Portfolio turnover rate                                             29%                     19%                  34%
  Total return                                                     16.41%                  15.75%               31.35%
---------------------------------------------------------------------------------------------------------------------------

/(1)/ For the ten months ended December 31, 2002. The Master Portfolios changed their fiscal year end from february 28 to december 31.
/(2)/  Annualized for periods of less than one year.
/(3)/  Not annualized.
/(4)/ Effective March 1, 2001, the Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies that requires the amortization of discounts and premiums on debt securities purchased, using a constant yield to maturity method. The adoption of this policy had no material effect on the ratio of net investment income to average net assets for the Master Portfolios for the year ended February 28, 2002. Ratios for the periods prior to March 1, 2001 have not been restated to reflect this change in policy.
/(5)/ Portfolio turnover rates excluding in-kind transactions for the lifepath income, lifepath 2010, lifepath 2020, lifepath 2030 and lifepath 2040 Master Portfolios were 52%, 48%, 35%, 25%, and 15%, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Interestholders and Board of Trustees of Master Investment Portfolio:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Income Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio and LifePath 2040 Master Portfolio, each a portfolio of Master Investment Portfolio (the "Portfolios"), at December 31, 2002, the results of each of their operations for the period then ended, and the changes in each of their net assets and their financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     The financial statements of the Portfolios at February 28, 2001 and for the years then ended were audited by other auditors, whose report dated April 13, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 7, 2003

MASTER INVESTMENT PORTFOLIO
TRUSTEES INFORMATION -- UNAUDITED

     The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as the Trustees and Officers of Barclays Global Investors Funds ("BGIF"). Please see the Trustees Information for BGIF (found elsewhere in this report), for information regarding the Trustees and Officers of MIP.

     Additional information about MIP's Trustees may be found in Part B of each Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

Advised by Barclays Global Fund Advisors. Sponsored and distributed by Stephens Inc., Member NYSE/SIPC.

Investing Involves risk, including possible loss of principal.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Barclays Global Investors Funds
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116

December 31, 2002

ANNUAL REPORT 02

                                                           Asset Allocation Fund
                                                                 Bond Index Fund
                                                               Money Market Fund
                                                              S&P 500 Stock Fund

                                                 BARCLAYS GLOBAL INVESTORS FUNDS

TABLE OF CONTENTS

To Our Shareholders.........................................    1
Market Overview.............................................    2
Managers' Discussion and Analysis...........................    4

BARCLAYS GLOBAL INVESTORS FUNDS
  Financial Statements......................................   13
  Financial Highlights......................................   16
  Notes to the Financial Statements.........................   18
  Independent Accountants' Report...........................   21
  Tax Information (Unaudited)...............................   22
  Trustees Information (Unaudited)..........................   23

MASTER INVESTMENT PORTFOLIO
  Schedules of Investments
    Asset Allocation Master Portfolio.......................   24
    Bond Index Master Portfolio.............................   31
    Money Market Master Portfolio...........................   39
    S&P 500 Index Master Portfolio..........................   42
  Financial Statements......................................   49
  Notes to the Financial Statements.........................   51
  Independent Accountants' Report...........................   55
  Trustees Information (Unaudited)..........................   56

TO OUR SHAREHOLDERS

     The 2002 fiscal year was marked with continued volatility. Highlights from the one-year period include:

     . In early October, the NASDAQ hit a new six-year low, blue chip stocks slid to new five-year lows, and the yield on the benchmark ten-year Treasury note fell to 3.58%, just above the 44-year low of 3.45%.

     . The Federal Reserve Board lowered short-term interest rates once during the year, bringing the federal funds rate to 1.25%, its lowest level in more than 40 years.

     . Driven by tension in the Middle East, oil prices spiked to more than $30 per barrel.

     As we look back on another period of market volatility, we urge investors to maintain a long-term perspective when making investment decisions. While one Fund's recent performance may be better than another's, it is important to remember that past performance is no guarantee of future returns. Even as market conditions change, you should maintain your investment strategy as long as it remains appropriate for your short- or long-term objectives. One trait many successful investors share is the ability to stay focused on their personal financial goals while ignoring market swings.

     The Barclays Global Investors Funds offer a simple, cost-effective way for you to invest in your future. We trust that the Funds are fulfilling your expectations and will continue to do so. We appreciate your confidence and look forward to continuing to help you meet your investment goals.

Barclays Global Investors Family of Funds                          February 2003

BARCLAYS GLOBAL INVESTORS FUNDS MARKET OVERVIEW
12-MONTH PERIOD ENDED DECEMBER 31, 2002

U.S. EQUITY MARKETS

     U.S. equities declined for the third year in a row. The heaviest falls came in the second quarter in early July as markets slumped well below the levels briefly reached in the immediate aftermath of the terrorist atrocities of September 11. Stocks then staged a summer rally before hitting new lows in early October. At its worst, the S&P 500 Index had lost nearly half its value in a little over two years with some sectors, notably telecoms and technology, losing considerably more than that.

     Equities recovered in the final quarter and finished well above their lows for the year. The mood among investors remained hesitant but investor confidence was boosted by the half-point cut in the federal funds rate on November 6th. Many believed that with the worst of the corporate news now hopefully out in the open, the way was clear for an extended market rally and early October may mark the low point in the current bear market. However, with many of the political and economic uncertainties that dogged the markets in 2002 still unresolved, investors are likely to remain cautious as we enter 2003.

     The current bear market in many ways eclipses that of the early 1970s. In terms of duration, you have to go back sixty years for an equivalent period of sustained market losses. And in many ways the present market has echoes of the 1930s. Both bear markets followed periods of economic and corporate excess that took many years to work out of the system. The severity of the present downturn appears to have been moderated by today's more conservative economic management. Yet there remains a fear of global deflation and prolonged recession as policy makers struggle to find the right blend of monetary and fiscal policies in an environment where global productive capacity continues to run well ahead of demand.

     Interlaced with these concerns have been the corporate accounting scandals. Investor confidence, understandably, has been badly shaken by these events. Industry too has become more inward-looking. Management is now much less inclined to undertake new investment as corporate ambitions are scaled back in line with diminished economic prospects.

     With much of U.S. manufacturing in deep retreat, it is to the credit of the Federal Reserve that growth in the wider economy has been kept moving along at a reasonable pace. Resilient consumer spending, fueled by 40-year low interest rates and a buoyant housing market, have so far prevented the economy from sliding into a deeper recession. The cut in interest rates in November was designed to shore up confidence. Hopefully, these measures will help the economy through its current "soft spot" but there remain real concerns that the malaise in manufacturing could spread to the broader economy inducing a so-called "double-dip" recession.

     On top of these economic fears, the threat of a second Gulf War continues to loom large. The rising price of oil and gold on global commodity exchanges give testimony to the enormity of the geopolitical risk, which continues to permeate the markets in the wake of September 11. Against this troublesome background, investors have naturally sought the relative safety of bonds and cash.

U.S. FIXED INCOME MARKETS

     What is bad for equities is often good for bonds. Thus, for much of the year, as equities fell, bonds rose in value. As equities hit their low-point in early October, bonds rose to new highs. Yields on the 30-year bond recorded their lowest levels since they were first introduced in the 1970s. Yields on 5- and 10-year Treasuries fell to their lowest levels since the late 1950s. Bond values fell again through to the end of October as equities staged a rally and, despite the ongoing threat of war and the diminishing prospect of sustained economic recovery, bonds failed to recapture their best levels for the year.

     Even the aggressive half-point cut in the federal funds rate to 1.25% and a simultaneous cut in the discount rate to a post-war low of 0.75% failed to inspire a lasting rally in bonds. This was the first and only cut in U.S. interest rates in 2002 after as many as 11 such cuts in 2001. Short-term interest rates, after allowing for inflation, are now substantially negative. This would normally be of some concern to bond investors, particularly against the backdrop of rising oil and gold prices and a weaker dollar on the foreign exchange markets. Yet the current perception is that inflation is not, and should not, become a problem in an environment where cost-cutting remains the norm and where producers still have difficulty passing on cost increases in final product prices.

     The other traditional concern for bond investors is the state of government finances. So far the prospect of increased bond supply on the back of an escalating federal budget deficit has done little to dampen the enthusiasm for U.S. Treasuries. Nevertheless, it is another restraining factor in a market that now offers only limited value. Although modestly higher, bond yields remain close to 40-year lows and many believe inflation would have to fall further to offer renewed scope for appreciable capital gain.

INTERNATIONAL EQUITY MARKETS

     The downturn in U.S. equities was repeated in markets around the world. The corporate accounting scandals, the hesitant nature of economic recovery globally, and heightened geopolitical risk in the Middle East all troubled investors deeply.

     Economic growth in Europe, in particular, proved disappointing. Germany was the most seriously affected by the downturn in international trade. On December 5th, the European Central Bank ("ECB") belatedly followed the Federal Reserve with a half-point cut in interest rates to 2.75%. The ECB cited more sluggish growth and an abatement of inflationary pressures as the key factors behind its decision. Yet, as in the U.S., investors remained unimpressed and equities continued to drift lower. Over the year as a whole, European equity markets showed losses generally well in excess of those incurred in the U.S.

     Perceived policy inertia has not helped European growth. The ECB has been reluctant to cut interest rates sooner and more decisively. Fiscal policy too is circumscribed by the operation of the controversial Stability and Growth Pact -- a mechanism adopted at the time of monetary union to limit the size of budget deficits across the eurozone. As a result, domestic demand has remained subdued with business investment falling and consumer spending, particularly in the core German economy, remaining weak.

     The UK economy has fared more favorably, helped by a more expansive fiscal policy and a strong housing market which has supported consumer confidence and spending. Partly because of the strength of the housing market, the Bank of England kept the UK base rate at 4% throughout the year despite exhortations from business to cut in support of the weak manufacturing sector. As elsewhere, UK equities fell with concerns over the pensions industry. The solvency of the insurance sector also added to investor woes.

     Any hopes that Japanese equities would buck the weaker global trend evaporated in mid-year as the market spiraled down once again, the Nikkei Dow hitting a new 19-year low in November. After more than a decade, Japan remains in the grip of deflation. Consumer prices have fallen for three years in a row thus raising the real value of bad debts and, in turn, putting further pressure on the banking system. Monetary policy is rendered largely ineffective in this environment while fiscal policy, quite literally, looks to be a spent force. Yet without a large-scale injection of public funds to clean up the banking system, many believe it is hard to see how the economy can be put back on a sounder footing.

MANAGERS' DISCUSSION & ANALYSIS

                              ASSET ALLOCATION FUND
                           PERFORMANCE AS OF 12/31/02

                          AVERAGE ANNUAL TOTAL RETURNS

Asset Allocation Fund                                          One Year (12.23)%
                                                              Five Year   2.62%
                                 Since Inception Date (7/2/93-12/31/02)   7.92%

Average annual total return represents the Asset Allocation Fund's average annual increase or decrease in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

     The strategy of the Asset Allocation Fund is to invest in an optimal mix of equities, bonds, and cash. The Asset Allocation Fund's benchmark is composed of 60% of the return of the S&P 500 Index and 40% of the Lehman Brothers 20+ Treasury Bond Index. For the year ended December 31, 2002, the S&P 500 Index fell 22.1%, and the Lehman Brothers 20+ Treasury Index gained 17.0%. For the period from January 1, 2002 through December 31, 2002 (the "reporting period"), the combined 60/40 asset mix declined 7.26%.

     The Asset Allocation Fund had a disappointing year, both in absolute returns and relative to a static mix. The strategy remained overweight in equities throughout 2002. As equity prices fell and bond prices rose throughout the year, this overweight detracted from performance. However, tactical shifts over the year were quite opportune, reducing the impact of the equity overweight.

     A number of factors explain the low stock-bond returns, including a more anemic recovery than anticipated, both in the economy and in corporate earnings. Also in this report: our outlook, and a discussion of fourth quarter earnings.

2002 FAVORED BONDS RELATIVE TO STOCKS

     Uncertainty plagued the capital markets in 2002, favoring bonds relative to stocks. U.S. equities, as represented by the S&P 500, fell 22.1% for the year. Bond prices, as represented by the Lehman 20+ Treasury Index, rose 17.0% for the reporting period, as illustrated below.

                                    FIGURE 1

                                  2002 RETURNS
                         (AS OF 12/31/02. SOURCE: BGI.)

[GRAPHIC APPEARS HERE]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RETURNS IN PERCENT

            STOCKS  BONDS  CASH

12/31/2001       0      0     0
1/2/2002      0.95  -1.36  0.01
1/3/2002       1.5  -0.97  0.01
1/4/2002      2.13  -1.28  0.02
1/7/2002      1.47  -0.05  0.03
1/8/2002      1.13  -0.15  0.04
1/9/2002      0.65  -0.07  0.04
1/10/2002     0.77    1.3  0.05
1/11/2002    -0.18   1.97  0.05
1/14/2002     -0.8   1.82  0.06
1/15/2002    -0.13   2.46  0.07
1/16/2002    -1.74   2.29  0.07
1/17/2002    -0.66   1.49  0.08
1/18/2002    -1.64   2.13  0.08
1/22/2002    -2.37   2.01   0.1
1/23/2002    -1.59   0.66   0.1
1/24/2002    -1.24    0.7  0.11
1/25/2002    -1.15   0.62  0.11
1/28/2002    -1.16   0.77  0.13
1/29/2002    -3.98   1.79  0.13
1/30/2002    -2.84   1.72  0.14
1/31/2002    -1.38   1.38  0.14
2/1/2002     -2.08   1.86  0.15
2/4/2002      -4.5   2.69  0.16
2/5/2002     -4.88   2.59  0.17
2/6/2002     -5.44   2.19  0.17
2/7/2002     -5.71   1.74  0.18
2/8/2002     -4.31   2.29  0.18
2/11/2002    -2.93   2.02  0.19
2/12/2002    -3.32   1.27   0.2
2/13/2002    -2.33   1.14   0.2
2/14/2002     -2.5   1.85  0.21
2/15/2002    -3.57   2.57  0.21
2/19/2002    -5.39   2.34  0.23
2/20/2002     -4.1   2.36  0.24
2/21/2002    -5.59   2.64  0.24
2/22/2002    -4.81   3.08  0.25
2/25/2002     -3.1   2.92  0.26
2/26/2002    -3.09   2.14  0.27
2/27/2002    -3.01   2.97  0.27
2/28/2002    -3.28   2.52  0.28
3/1/2002     -1.09   1.39  0.28
3/4/2002      0.84    1.3  0.29
3/5/2002      0.16   1.52   0.3
3/6/2002      1.64   0.93   0.3
3/7/2002      1.18  -0.77  0.31
3/8/2002      1.78  -1.58  0.31
3/11/2002     2.12  -1.58  0.33
3/12/2002     1.89  -1.55  0.33
3/13/2002     0.91  -1.36  0.34
3/14/2002     0.82  -2.66  0.34
3/15/2002     1.97  -1.93  0.35
3/18/2002     1.92  -1.37  0.36
3/19/2002     2.33  -0.72  0.37
3/20/2002     0.72  -2.52  0.37
3/21/2002     0.88  -2.12  0.38
3/22/2002     0.45  -2.34  0.38
3/25/2002    -1.02  -2.24   0.4
3/26/2002    -0.43   -1.5   0.4
3/27/2002     0.11  -1.44  0.41
3/28/2002     0.35  -2.22  0.41
4/1/2002      0.28  -2.17  0.43
4/2/2002     -0.58  -1.27  0.44
4/3/2002     -1.55  -0.69  0.44
4/4/2002     -1.47  -0.51  0.45
4/5/2002     -1.78    0.1  0.45
4/8/2002     -1.53  -0.26  0.47
4/9/2002     -2.19   0.06  0.47
4/10/2002    -1.07  -0.22  0.48
4/11/2002    -3.41   0.14  0.48
4/12/2002    -2.77   0.44  0.49
4/15/2002    -3.51   0.84   0.5
4/16/2002    -1.25   0.43   0.5
4/17/2002    -1.45  -0.45  0.51
4/18/2002    -1.58  -0.24  0.51
4/19/2002    -1.52   0.04  0.52
4/22/2002    -3.04   0.28  0.53
4/23/2002    -3.64   0.47  0.54
4/24/2002    -4.32   1.27  0.54
4/25/2002    -4.47   1.28  0.55
4/26/2002    -5.79   1.67  0.55
4/29/2002    -6.73   1.42  0.57
4/30/2002    -5.73   1.79  0.57
5/1/2002     -4.88   2.17  0.58
5/2/2002     -5.04   1.64  0.58
5/3/2002     -6.01   2.26  0.59
5/6/2002     -7.83   2.22   0.6
5/7/2002     -8.11   2.19   0.6
5/8/2002     -4.65   0.68  0.61
5/9/2002     -6.02   1.09  0.61
5/10/2002    -7.59   1.59  0.62
5/13/2002    -5.87   0.59  0.63
5/14/2002    -3.87   -0.3  0.64
5/15/2002    -4.39  -0.09  0.64
5/16/2002    -3.76   0.44  0.65
5/17/2002       -3  -0.25  0.65
5/20/2002    -4.29   0.39  0.67
5/21/2002    -5.34   0.81  0.67
5/22/2002     -4.8   1.38  0.68
5/23/2002    -3.83   0.89  0.68
5/24/2002    -4.99   1.06  0.69
5/28/2002     -5.8   1.06  0.71
5/29/2002    -6.39   1.59  0.71
5/30/2002    -6.64      2  0.71
5/31/2002    -6.42    1.8  0.72
6/3/2002     -8.74   1.88  0.73
6/4/2002     -8.74   2.06  0.74
6/5/2002      -7.9   1.56  0.74
6/6/2002     -9.72   2.02  0.75
6/7/2002     -9.86    1.5  0.75
6/10/2002    -9.58   1.96  0.77
6/11/2002   -11.08   2.63  0.77
6/12/2002   -10.48   3.01  0.78
6/13/2002   -11.42   3.38  0.78
6/14/2002   -11.62   4.68  0.79
6/17/2002    -9.08   3.92   0.8
6/18/2002    -8.99   4.03   0.8
6/19/2002   -10.49   5.16  0.81
6/20/2002   -11.69   4.14  0.81
6/21/2002    -13.2   4.97  0.82
6/24/2002   -12.88   4.12  0.83
6/25/2002   -14.34   4.02  0.84
6/26/2002   -14.52   5.07  0.84
6/27/2002   -13.02    3.7  0.85
6/28/2002   -13.09    3.6  0.85
7/1/2002    -14.95   3.76  0.87
7/2/2002    -16.74   4.56  0.87
7/3/2002    -16.21   4.56  0.87
7/5/2002    -13.14   3.49  0.88
7/8/2002    -14.17   3.91   0.9
7/9/2002    -16.29   4.74   0.9
7/10/2002   -19.13   5.71  0.91
7/11/2002   -18.52    5.4  0.91
7/12/2002   -19.04   6.15  0.92
7/15/2002   -19.35   5.61  0.93
7/16/2002   -20.83   4.67  0.94
7/17/2002   -20.38   5.13  0.94
7/18/2002   -22.53   5.44  0.95
7/19/2002    -25.5   6.07  0.95
7/22/2002   -27.95   7.06  0.96
7/23/2002    -29.9   7.16  0.97
7/24/2002   -25.88   6.82  0.97
7/25/2002    -26.3   7.07  0.98
7/26/2002   -25.05   6.77  0.98
7/29/2002   -20.99   5.49     1
7/30/2002   -20.65   5.62     1
7/31/2002   -19.87   6.88  1.01
8/1/2002    -22.23   7.18  1.01
8/2/2002    -24.03    8.6  1.01
8/5/2002    -26.63   8.89  1.03
8/6/2002    -24.43   7.84  1.03
8/7/2002    -22.93   8.52  1.04
8/8/2002    -20.38   8.03  1.04
8/9/2002    -20.08   9.67  1.05
8/12/2002   -20.51  10.47  1.06
8/13/2002   -22.22  11.44  1.06
8/14/2002   -19.09  12.72  1.07
8/15/2002   -18.15  11.53  1.07
8/16/2002   -18.27   9.91  1.08
8/19/2002   -16.33  10.37  1.09
8/20/2002    -17.5   11.6  1.09
8/21/2002   -16.45   11.3   1.1
8/22/2002   -15.27  10.18   1.1
8/23/2002   -17.19  11.16  1.11
8/26/2002   -16.58  11.46  1.12
8/27/2002   -17.72  10.45  1.13
8/28/2002    -19.2  11.29  1.13
8/29/2002    -19.2  11.99  1.14
8/30/2002   -19.35  12.46  1.14
9/3/2002     -22.7  14.39  1.16
9/4/2002    -21.32  14.64  1.16
9/5/2002    -22.57  15.13  1.17
9/6/2002    -21.26  13.42  1.17
9/9/2002    -20.46  13.53  1.18
9/10/2002   -19.88  14.11  1.19
9/11/2002   -19.88  13.63  1.19
9/12/2002   -21.85  14.46   1.2
9/13/2002   -22.05  15.42   1.2
9/16/2002   -21.47  15.84  1.22
9/17/2002   -23.02  15.95  1.22
9/18/2002   -23.37  15.87  1.23
9/19/2002   -25.68  16.56  1.23
9/20/2002   -25.49  16.13  1.24
9/23/2002   -26.52  17.23  1.25
9/24/2002   -27.79  17.76  1.25
9/25/2002   -25.97  16.25  1.26
9/26/2002   -24.61  16.14  1.26
9/27/2002   -27.04  16.87  1.27
9/30/2002   -28.11  17.44  1.28
10/1/2002   -25.23   16.3  1.28
10/2/2002   -26.97  16.53  1.29
10/3/2002   -27.76  16.39  1.29
10/4/2002   -29.38   16.9   1.3
10/7/2002   -30.73   16.9  1.31
10/8/2002   -29.54  16.81  1.31
10/9/2002   -31.45  17.64  1.32
10/10/2002  -29.05  16.78  1.32
10/11/2002  -26.27  15.14  1.33
10/14/2002  -25.73  15.14  1.34
10/15/2002  -22.21  12.89  1.34
10/16/2002  -24.08  12.43  1.35
10/17/2002  -22.39  11.28  1.35
10/18/2002  -21.93  11.16  1.36
10/21/2002  -20.58  10.56  1.37
10/22/2002  -21.42  10.17  1.38
10/23/2002  -20.89  10.02  1.38
10/24/2002  -22.09   10.9  1.39
10/25/2002  -20.76  11.43  1.39
10/28/2002  -21.41  11.32   1.4
10/29/2002  -22.12  12.97  1.41
10/30/2002  -21.36  12.63  1.41
10/31/2002  -21.78  13.06  1.42
11/1/2002   -20.44  12.77  1.42
11/4/2002   -19.79  12.13  1.43
11/5/2002   -19.16  11.83  1.43
11/6/2002    -18.4  12.34  1.44
11/7/2002   -20.25  14.68  1.44
11/8/2002   -20.94  15.95  1.44
11/11/2002  -22.58  15.95  1.45
11/12/2002  -21.98  15.96  1.46
11/13/2002  -21.99  16.17  1.46
11/14/2002  -20.06  14.07  1.46
11/15/2002  -19.56  13.99  1.47
11/18/2002   -20.4  14.53  1.48
11/19/2002  -20.72  15.17  1.48
11/20/2002  -19.17  13.98  1.48
11/21/2002  -17.43     13  1.49
11/22/2002  -17.72  12.71  1.49
11/25/2002  -17.51  12.66   1.5
11/26/2002  -19.22  13.83   1.5
11/27/2002  -16.96  11.54  1.51
11/29/2002  -17.18  12.14  1.51
12/2/2002   -17.33  12.24  1.52
12/3/2002   -18.55  12.13  1.53
12/4/2002   -18.81  12.79  1.53
12/5/2002   -19.78  13.52  1.53
12/6/2002   -19.27  13.46  1.54
12/9/2002   -21.06  14.11  1.55
12/10/2002  -19.96   14.5  1.55
12/11/2002   -19.9  15.25  1.55
12/12/2002  -20.19  15.25  1.56
12/13/2002  -21.26  14.24  1.56
12/16/2002   -19.4  13.23  1.57
12/17/2002  -20.06  13.92  1.57
12/18/2002   -21.1  13.92  1.58
12/19/2002   -21.7   15.1  1.58
12/20/2002  -20.68   15.2  1.58
12/23/2002  -20.53  15.06  1.59
12/24/2002  -20.97  15.74   1.6
12/26/2002  -21.22  15.92   1.6
12/27/2002  -22.45  17.14  1.61
12/30/2002  -22.09  17.48  1.62
12/31/2002  -22.04     17  1.62

     A collapse of corporate responsibility caused investors to scrutinize all financial data and distrust analyst recommendations. With an imminent war with Iraq and increased tensions in North Korea, geopolitical risks added to the uncertainty.

     The uncertainty was also illustrated by elevated volatility levels, with both stock and bond volatility above historical norms. The correlation of stock and bond returns were at -0.8, a historically low level, as good news for stocks was often bad news for bonds, and vice versa.

     A national strike in Venezuela, coupled with a looming war with Iraq, helped push up oil prices toward the end of the year. Venezuela, which is normally the fourth largest oil supplier to the U.S., has been crippled by a general strike that started on December 4. The situation is still quite unstable, with risk of civil war. President Hugo Chavez considers declaring a state of emergency as protests have become increasingly violent. The war against Iraq also became more likely, and more imminent, causing additional pressure on oil prices, which rose to a two-year high in December, well above $30 a barrel.

A PORTFOLIO OF INSIGHTS

     A portfolio of insights ensures that our strategy incorporates the three major drivers of market prices -- fundamental value, the economic environment, and market sentiment. In the long run, value-based measures have accurately indicated relative value across asset classes. However, non-valuation measures tend to play out in the market more quickly than price tensions created by valuation alone. Figure 2 shows our view across these market drivers.

                                    FIGURE 2

                             A PORTFOLIO OF INSIGHTS
                         (AS OF 12/31/02. SOURCE: BGI.)

[GRAPHIC APPEARS HERE]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OUTLOOK FOR EQUITIES
BEARISH         BULLISH

Fundamental Value     26.31%

Market Sentiment      -3.91%
Economic Environment   1.43%
Total                 23.84%

     Our positive view on equities relative to bonds continues to be supported by valuation. As equities became cheaper and bonds more expensive, the Asset Allocation Fund bought equities and sold bonds toward the end of 2002, ending the year at a significant equity overweight and bond underweight. This positioning directly reflects our view on relative value. Bonds appear pricey, as the 10-year bond is only paying about 1.5% over inflation where investors have historically required 3%. On the equity side, stocks look fairly priced after working off the excesses of the late 1990s. Our view on the economy suggests a moderate recovery. Analyst optimism is neutral, and insider buying suggests that stocks are neither too cheap nor too expensive.

PERFORMANCE

     The reporting period was difficult for the Asset Allocation Fund, both in absolute performance, and relative to a static mix. But investors should bear in mind; it is always darkest before the dawn. In the past, the Asset Allocation Fund has paid off handsomely in very volatile periods following a period of pain and underperformance. By positioning itself where the probability of reward is highest, and increasing that exposure as the probability increases, the Asset Allocation Fund often suffers a period of underperformance just prior to being rewarded. As some of the uncertainties of this past year are worked off in 2003, we anticipate stronger equity market performance relative to bond market performance.

     The Asset Allocation Fund ended the year at a 88% equity allocation and 12% bond allocation, compared to a long-term normal holding of 60% stocks and 40% bonds.

EARNINGS OUTLOOK POSITIVE

     While the news towards the end of the year was mostly negative for equities, it is essential to note some of the many positives. The U.S. economy is bumping along, productivity levels are strong, yields are low, and earnings are growing. The graph below shows year-over-year expected Q4 earnings growth for the ten S&P sectors. Eight out of the ten sectors are expected to have higher fourth quarter earnings, with overall S&P 500 profits rising almost 13%. This is the second consecutive quarter of earnings growth, as third quarter earnings were almost 7% higher than third quarter earnings in 2001.

                                    FIGURE 3

                  IMPROVED YEAR-OVER-YEAR EARNINGS COMPARISONS
                  (AS OF 12/31/02. SOURCE: THOMPSON FINANCIAL.)

[GRAPHIC APPEARS HERE]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Q4 EXPECTED EARNINGS GROWTH

Utilities               -27.0%
Industrials             -14.0%
Consumer Staples          7.0%
Consumer Discretionary    7.0%
Health Care               9.0%
S&P500                   12.9%
IT                       16.0%
Financials               17.0%
Telecom Services         39.0%
Energy                   45.0%
Materials                47.0%

[GRAPHIC APPEARS HERE]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Allocation Fund
GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION (7/2/93)/(1)/

           ASSET       S&P 500      LEHMAN 20+     ASSET ALLOCATION
      ALLOCATION FUND   INDEX     TREASURY INDEX    BENCHMARK/(2)/
          $  10,000    $  10,000      $   10,000        $   10,000
1993      $  10,543    $  10,493      $   10,481        $   10,491
1994      $  10,264    $  10,632      $    9,619        $   10,226
1995      $  13,256    $  14,623      $   12,753        $   13,873
1996      $  14,826    $  17,977      $   12,567        $   15,638
1997      $  18,135    $  23,972      $   14,601        $   19,774
1998      $  22,785    $  30,824      $   16,677        $   24,446
1999      $  24,982    $  37,309      $   14,999        $   26,343
2000      $  25,259    $  33,914      $   18,224        $   26,989
2001      $  23,511    $  29,885      $   18,886        $   25,583
2002      $  20,636    $  23,283      $   22,096        $   23,725

Yearly periods ended December 31

Past performance is no guarantee of future results.

(1) The returns for the Asset Allocation Benchmark, S&P 500 Index and Lehman 20+ Treasury Index are calculated from June 30, 1993.

(2) The Asset Allocation Benchmark represents the return of a blended index consisting of 60% S&P 500 Index stocks and 40% Lehman Brothers 20+ Treasury Index bonds.

The Asset Allocation Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Advisors (BGFA) advises the Master Portfolio.

MANAGERS' DISCUSSION & ANALYSIS

                                 BOND INDEX FUND
                           PERFORMANCE AS OF 12/31/02

                          AVERAGE ANNUAL TOTAL RETURNS

Bond Index Fund                                                  One Year  9.90%
                                                                Five Year  7.29%
                                   Since Inception Date (7/2/93-12/31/02)  6.77%

Average annual total return represents the Bond Index Fund's average annual increase or decrease in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

     The Bond Index Fund seeks to track the Lehman Brothers Aggregate Bond Index. For the year ending December 31, 2002, the Lehman Brothers Aggregate Bond Index returned 10.26%.

     Bond market investors experienced a roller coaster ride in 2002, as the economy made several attempts at recovery. The economic uncertainty that drove equities to another negative year propelled bonds upward, marking two double-digit annual gains in the past three years for the Lehman Brothers Aggregate Bond Index. Signs of an economic recovery accumulated through the first few months of the year, only to be squelched over the course of the remaining months. Fourth quarter 2001 GDP growth was revealed to be a surprising 1.7%. By April, however, concerns arose regarding renewed risk to the economy. Although first quarter GDP growth registered a lofty 6.1%, the labor market remained weak, accounting scandals took their toll on equity markets and sapped investor confidence, consumer spending began to slide, and the U.S. dollar declined. Some positive economic news was reported in October and November, and bond prices declined as equities rallied in response. However, the stock market rally was not sustained, and the question of whether the economy had turned the corner toward recovery remained unanswered at year end.

     The Lehman Brothers Aggregate Bond Index is comprised of Treasury, agency, credit, mortgage-backed, asset-backed, and commercial mortgage-backed debt securities. In the first quarter, Treasury yields rose as signs of an economic recovery brought the renewed possibility of inflation. As the sustainability of the economic recovery came into question and credit quality continued to deteriorate, however, investors sought the relative safety of the Treasury market. The credit market, suffering from accounting-related woes and poor liquidity, underperformed Treasuries in both the first and second quarters but emerged as the leading sector for the year. In December, as stocks declined, corporate bonds managed to move independently of their equity counterparts. This, in addition to an unexpected 0.50% rate cut in November by the Federal Reserve, led to a compression of the spread between Treasury bonds and corporate bonds. The reduced spread between Treasuries and mortgage-backed securities resulted in the mortgage-backed sector's best performance relative to Treasury bonds on record.

[GRAPHIC APPEARS HERE]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bond Index Fund
GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION (7/2/93)/(1)/

         BOND     LEHMAN BROTHERS GOVT/CREDIT  LEHMAN BROTHERS AGGREGATE
      INDEX FUND              BOND INDEX/(2)/             BOND INDEX/(2)/
       $  10,000                   $   10,000                 $   10,000
1993   $  10,231                   $   10,301                 $   10,267
1994   $   9,846                   $    9,939                 $    9,967
1995   $  11,697                   $   11,852                 $   11,808
1996   $  11,945                   $   12,195                 $   12,237
1997   $  13,112                   $   13,386                 $   13,418
1998   $  14,337                   $   14,653                 $   14,584
1999   $  13,952                   $   14,338                 $   14,464
2000   $  15,592                   $   16,037                 $   16,146
2001   $  16,964                   $   17,401                 $   17,509
2002   $  18,644                   $   19,322                 $   19,305

Yearly periods ended December 31

Past performance is no guarantee of future results.

(1) The Lehman Brothers Government/Credit and Aggregate Bond Indexes are calculated from June 30, 1993.

(2) Effective January 1, 2002, the Fund adopted the Lehman Brothers Aggregate Bond Index as the benchmark over the Lehman Brothers Government/Credit Bond Index as this bond index is more representative of the securities held in the Fund's portfolio.

The Bond Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Advisors (BGFA) advises the Master Portfolio.

MANAGERS' DISCUSSION & ANALYSIS

                               MONEY MARKET FUND
                           PERFORMANCE AS OF 12/31/02

                                SEVEN-DAY YIELD

Money Market Fund                                               12/31/02   1.09%

The seven-day yield is an annualized yield for the seven-day period ended December 31, 2002. "Annualized yield" refers to the interest you would earn if you held a share of the Money Market Fund for one year; the yield is prorated if you hold a share of the Fund for a shorter period of time. The yield reflects fluctuations in interest rates on the Fund's investments and expenses for the Fund's administration and management.

     During the first few months of 2002, the U.S. economy began showing signs of life. As the reporting period unfolded, however, indications of a slower economy emerged. Despite economic growth of approximately 4% in the first half of the year, by summer the economic outlook became clouded: consumer spending, which accounts for roughly two thirds of GDP, appeared to have slowed to about a 2% sequential rate during the second quarter. Capital spending also weakened. Lower expectations about the economic recovery in turn reduced expectations for a tightening in monetary policy. Though some market rebound occurred in the fourth quarter, a strong recovery to the U.S. economy failed to materialize. Soft economic data, low growth estimates, and weak consumer confidence led the Federal Reserve Board (the "Fed") to unexpectedly cut its target federal funds rate by 0.50% to 1.25%; its lowest level in more than 40 years.

     Early in the reporting period, after seeing a positive consumer confidence report and strength in the manufacturing sector, incorrect expectations of Fed tightening were soon priced into the money market yield curve. The Fund purchased one-year securities to capture these aggressive yields, along with one-to-two month securities as a hedge against a strong economic rebound. Not only did the longer-dated purchases capture yields that would compensate for a then potential rate increase, it also positioned the Fund to benefit from the maturing cash at a time when the expected probability of a rate hike was greater. In the last few months of the year, the positively sloped yield curve, along with year-end financing uncertainties, offered attractive buying opportunities. The Fund maintained a weighted average maturity of sixty days by purchasing securities in the three-to-six month sector incorporating a year-end turn premium. This turn premium is the added yield issuers are willing to pay in order to lock in financing prior to year-end. This strategy proved beneficial to the Fund as overnight rates dropped below the federal funds target level for the week prior to December 31.

     Looking ahead, we will continue to watch cautiously for signs of an economic rebound and the impact of geopolitical instability on domestic confidence. We will monitor credits closely and seek attractive buying opportunities for the Fund as the economy works its way through its current environment and hopefully toward recovery.

The Money Market Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Advisors (BGFA) advises the Master Portfolio.

MANAGERS' DISCUSSION & ANALYSIS

                               S&P 500 STOCK FUND
                           PERFORMANCE AS OF 12/31/02

                          AVERAGE ANNUAL TOTAL RETURNS

S&P 500 Stock Fund                                            One Year  (22.20)%
                                                             Five Year   (0.81)%
                                 Since Inception Date (7/2/93-12/31/02)   9.10%

Average annual total return represents the S&P 500 Stock Fund's average annual increase or decrease in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. A fund's "net asset value" is the value of one share of a fund.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed. An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance is no guarantee of future results.

     The S&P 500 Stock Fund seeks investment performance that correlates, before fees and expenses, to the S&P 500 Index. For the year ended December 31, 2002, the S&P 500 Index declined 22.10%.

     During the year, markets struggled with the uncertainty of economic recovery, a loss in confidence in corporate America, and the possibility of war. Hints of an improving economy emerged in the first few months of 2002. Fourth quarter 2001 GDP growth, originally estimated at -1.1%, was revised upward to 2.7%. Also helping to buoy markets and encourage investors, consumer confidence jumped a surprising 15%. By April, however, equity markets began to slump as weak economic indicators and negative news from corporate America clouded the outlook for recovery. Despite a robust first quarter GDP growth rate of 5%, the labor market remained soft and the U.S. dollar continued to weaken. A new wave of profit warnings was compounded by investor skepticism about accounting methods and corporate leadership after investigations of Worldcom and Tyco followed earlier investigations of Enron. As markets dipped to new lows in the first few days of October, bargain hunters moved in, spurring a rebound. Positive economic news also helped boost markets. Notably, GDP growth for the third quarter was revised to a healthy 4% and corporate earnings rose 2.1%.

     Within the S&P 500 Index, no industry sector managed to escape the market declines of 2002. Information technology (14.29% of the Index as of December 31, 2002) suffered the steepest declines, falling 37.31%. Telecommunications services (4.19% of the Index as of December 31, 2002) ended the year with a 33.94% loss after a substantial rebound in the fourth quarter. Utilities (2.85% of the Index as of December 31, 2002) fell 29.98%. Health care (14.93% of the Index as of December 31, 2002) declined 18.80%, and financials (20.45% of the Index as of December 31) fell 14.66%. Consumer staples (9.48% of the Index) weathered the storm the best, losing 4.27%.

     All of the Index's ten largest components posted negative returns for the year. Leading the declines was General Electric (2.99% of the Index as of December 31, 2002), which fell 37.71%. IBM (1.62% of the Index as of December 31, 2002) dropped 35.47%. Financial giants AIG (1.86% of the Index as of December 31, 2002) and Citigroup (2.23% of the Index as of December 31, 2002) declined 26.94% and 24.22%, respectively. Pfizer (2.32% of the Index as of December 31, 2002) lost 22.16%, and Microsoft, the largest weighting at 3.41% of the Index, fell 21.96%. Merck (1.57% of the Index as of December 31, 2002) suffered the smallest decline among the ten largest components, dropping only 1.26%.

[GRAPHIC APPEARS HERE]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 Stock Fund
GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION (7/2/93)/(1)/

         S&P 500        S&P 500
      STOCK FUND          INDEX
       $  10,000      $  10,000
1993   $  10,570      $  10,493
1994   $  10,652      $  10,632
1995   $  14,610      $  14,623
1996   $  17,916      $  17,977
1997   $  23,841      $  23,972
1998   $  30,614      $  30,824
1999   $  36,921      $  37,309
2000   $  33,472      $  33,914
2001   $  29,419      $  29,885
2002   $  22,888      $  23,283

Yearly periods ended December 31

Past performance is no guarantee of future results.

(1)  The returns for the S&P 500 Index are calculated from June 30, 1993.

The S&P 500 Stock Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the Fund" are to the feeder fund or the Master Portfolio. Barclays Global Advisors (BGFA) advises the Master Portfolio.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                       ASSET                BOND                 MONEY              S&P 500
                                                  ALLOCATION               INDEX                MARKET                STOCK
                                                        FUND                FUND                  FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In corresponding Master
   Portfolio, at value (Note 1)            $     219,617,860    $     96,172,046      $     54,402,791    $     972,323,944
Receivables:
  Capital shares sold                                 89,084             167,944                    --              454,516
Prepaid expenses                                          --                  --                 3,208                   --
                                           -----------------    ----------------      ----------------    -----------------
Total Assets                                     219,706,944          96,339,990            54,405,999          972,778,460
                                           -----------------    ----------------      ----------------    -----------------
LIABILITIES
Payables:
  Capital shares redeemed                          1,016,629               5,707                    --           27,160,890
  Distribution to shareholders                            --                  --                35,994                   --
  Administration fees (Note 2)                        38,225              53,618                    --              118,979
                                           -----------------    ----------------      ----------------    -----------------
Total Liabilities                                  1,054,854              59,325                35,994           27,279,869
                                           -----------------    ----------------      ----------------    -----------------
NET ASSETS                                 $     218,652,090    $     96,280,665      $     54,370,005    $     945,498,591
                                           =================    ================      ================    =================

NET ASSETS CONSIST OF:
  Paid-in capital                          $     285,693,401    $     96,578,208      $     54,396,529    $   1,149,021,304
  Undistributed (distributions
   in excess of) net
   investment income                                 179,517            (514,031)                   --            2,082,696
  Accumulated net realized
   loss on investments                           (62,223,402)         (1,957,671)              (26,524)        (135,352,501)
  Net unrealized appreciation
   (depreciation) of investments                  (4,997,426)          2,174,159                    --          (70,252,908)
                                           -----------------    ----------------      ----------------    -----------------
NET ASSETS                                 $     218,652,090    $     96,280,665      $     54,370,005    $     945,498,591
                                           =================    ================      ================    =================
Shares outstanding                                26,674,205           9,495,761            54,369,224            8,860,070/(1)/
                                           =================    ================      ================    =================
Net asset value and offering
 price per share                           $            8.20    $          10.14      $           1.00    $          106.71/(1)/
                                           =================    ================      ================    =================

/(1)/ Shares outstanding and net asset value per share restated to reflect reverse stock split. See Note 3.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                       ASSET                BOND                 MONEY              S&P 500
                                                  ALLOCATION               INDEX                MARKET                STOCK
                                                        FUND                FUND                  FUND                 FUND
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ALLOCATED FROM
 CORRESPONDING MASTER PORTFOLIO
  Dividends                                $       3,327,925    $             --      $             --    $      18,299,402
  Interest                                         4,109,687           4,810,724             1,232,961              701,995
  Expenses                                          (991,949)            (71,925)              (62,906)            (590,140)
                                           -----------------    ----------------      ----------------    -----------------
Net investment income allocated from
 corresponding Master Portfolio                    6,445,663           4,738,799             1,170,055           18,411,257
                                           -----------------    ----------------      ----------------    -----------------
FUND EXPENSES (NOTE 2)
  Administration fees                              1,133,394             134,768               220,068            1,771,745
                                           -----------------    ----------------      ----------------    -----------------
Total fund expenses                                1,133,394             134,768               220,068            1,771,745
                                           -----------------    ----------------      ----------------    -----------------
Net investment income                              5,312,269           4,604,031               949,987           16,639,512
                                           -----------------    ----------------      ----------------    -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ALLOCATED FROM
 CORRESPONDING MASTER PORTFOLIO
  Net realized gain (loss)                       (45,576,525)          1,116,590                   284         (119,089,866)
  Net increase from payments by
   affiliates (Note 2)                                    --                  --                55,638                   --
  Net change in unrealized appreciation
   (depreciation)                                   (464,134)          2,942,064                    --         (212,754,939)
                                           -----------------    ----------------      ----------------    -----------------
Net gain (loss) on investments                   (46,040,659)          4,058,654                55,922         (331,844,805)
                                           -----------------    ----------------      ----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 $     (40,728,390)   $      8,662,685      $      1,005,909    $    (315,205,293)
                                           =================    ================      ================    =================

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                            ASSET ALLOCATION FUND                           BOND INDEX FUND
                                           --------------------------------------    --------------------------------------
                                                     FOR THE              FOR THE              FOR THE              FOR THE
                                                  YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                           DECEMBER 31, 2002    DECEMBER 31, 2001    DECEMBER 31, 2002    DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net investment income                    $       5,312,269    $       6,916,930    $       4,604,031    $       4,478,387
  Net realized gain (loss)                       (45,576,525)          (9,070,519)           1,116,590              341,168
  Net change in unrealized appreciation
   (depreciation)                                   (464,134)         (25,952,633)           2,942,064            1,381,944
                                           -----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets
 resulting from operations                       (40,728,390)         (28,106,222)           8,662,685            6,201,499
                                           -----------------    -----------------    -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (5,104,128)          (7,001,673)          (5,073,236)          (4,746,279)
  From net realized gain on sale of
   investments                                            --          (15,590,603)                  --                   --
                                           -----------------    -----------------    -----------------    -----------------
Total distributions to shareholders               (5,104,128)         (22,592,276)          (5,073,236)          (4,746,279)
                                           -----------------    -----------------    -----------------    -----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                       33,319,480           93,665,182           51,975,926           38,615,488
  Net asset value of shares issued in
   reinvestment of dividends and
   distributions                                   4,973,569           21,937,077            5,029,095            4,692,886
  Cost of shares redeemed                       (119,571,744)        (129,058,127)         (47,236,574)         (30,891,403)
                                           -----------------    -----------------    -----------------    -----------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                    (81,278,695)         (13,455,868)           9,768,447           12,416,971
                                           -----------------    -----------------    -----------------    -----------------
Increase (decrease) in  net assets              (127,111,213)         (64,154,366)          13,357,896           13,872,191

NET ASSETS:
Beginning of year                                345,763,303          409,917,669           82,922,769           69,050,578
                                           -----------------    -----------------    -----------------    -----------------
End of year                                $     218,652,090    $     345,763,303    $      96,280,665    $      82,922,769
                                           =================    =================    =================    =================
Undistributed (distributions in excess
 of) net investment income included in
 net assets at end of year                 $         179,517    $        (151,648)   $        (514,031)   $        (630,299)
                                           =================    =================    =================    =================

SHARES ISSUED AND REDEEMED:
  Shares sold                                      3,792,003            8,932,508            5,234,886            3,961,152
  Shares issued in reinvestment of
   dividends and distributions                       565,696            2,368,538              508,428              481,946
  Shares redeemed                                (14,024,257)         (12,417,889)          (4,746,465)          (3,181,056)
                                           -----------------    -----------------    -----------------    -----------------
Net increase (decrease) in shares
 outstanding                                      (9,666,558)          (1,116,843)             996,849            1,262,042
                                           =================    =================    =================    =================

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               MONEY MARKET FUND                         S&P 500 STOCK FUND
                                           -------------------------------------     --------------------------------------
                                                     FOR THE             FOR THE               FOR THE              FOR THE
                                                  YEAR ENDED          YEAR ENDED            YEAR ENDED           YEAR ENDED
                                           DECEMBER 31, 2002   DECEMBER 31, 2001     DECEMBER 31, 2002    DECEMBER 31, 2001/1/
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net investment income                    $         949,987   $       2,806,234     $      16,639,512    $      17,721,209
  Net realized gain (loss)                            55,922               2,229          (119,089,866)          23,875,540
  Net change in unrealized appreciation
   (depreciation)                                         --                  --          (212,754,939)        (256,457,790)
                                           -----------------   -----------------     -----------------    -----------------
Net increase (decrease) in net assets
 resulting from operations                         1,005,909           2,808,463          (315,205,293)        (214,861,041)
                                           -----------------   -----------------     -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (949,987)         (2,806,234)          (16,129,634)         (17,606,563)
  From net realized gain on sale of
   investments                                            --                  --            (1,151,282)         (81,314,418)
                                           -----------------   -----------------     -----------------    -----------------
Total distributions to shareholders                 (949,987)         (2,806,234)          (17,280,916)         (98,920,981)
                                           -----------------   -----------------     -----------------    -----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                      353,090,664         229,506,141           495,172,813          433,625,907
  Net asset value of shares issued in
   reinvestment of dividends and
   distributions                                     302,610             467,180            17,117,947           98,283,160
  Cost of shares redeemed                       (379,997,053)       (222,492,257)         (654,826,340)        (669,347,810)
                                           -----------------   -----------------     -----------------    -----------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                    (26,603,779)          7,481,064          (142,535,580)        (137,438,743)
                                           -----------------   -----------------     -----------------    -----------------
Increase (decrease) in net assets                (26,547,857)          7,483,293          (475,021,789)        (451,220,765)

NET ASSETS:
Beginning of year                                 80,917,862          73,434,569         1,420,520,380        1,871,741,145
                                           -----------------   -----------------     -----------------    -----------------
End of year                                $      54,370,005   $      80,917,862     $     945,498,591    $   1,420,520,380
                                           =================   =================     =================    =================
Undistributed net investment income
 included in net assets at end of year     $              --   $              --     $       2,082,696    $       1,581,374
                                           =================   =================     =================    =================

SHARES ISSUED AND REDEEMED:
  Shares sold                                    353,090,663         229,506,139             4,239,168            2,841,052
  Shares issued in reinvestment of
   dividends and distributions                       302,610             467,180               146,358              725,095
  Shares redeemed                               (379,997,051)       (222,492,257)           (5,723,352)          (4,335,823)
                                           -----------------   -----------------     -----------------    -----------------
Net increase (decrease) in shares
 outstanding                                     (26,603,778)          7,481,062            (1,337,826)            (769,676)
                                           =================   =================     =================    =================

/(1)/   Shares transactions restated to reflect reverse stock split. See Note 3.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         ASSET ALLOCATION FUND
                                           -------------------------------------------------------------------
                                                   YEAR ENDED             YEAR ENDED                YEAR ENDED
                                                DEC. 31, 2002          DEC. 31, 2001             DEC. 31, 2000
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                                 $             9.51     $            10.94        $            12.57
                                           ------------------     ------------------        ------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.16                   0.19/(5)/                 0.31
  Net realized and unrealized gain
   (loss) on investments                                (1.31)                 (0.97)/(5)/               (0.16)
                                           ------------------     ------------------        ------------------
Total from investment operations                        (1.15)                 (0.78)                     0.15
                                           ------------------     ------------------        ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (0.16)                 (0.20)                    (0.31)
  Net realized gain                                        --                  (0.45)                    (1.47)
                                           ------------------     ------------------        ------------------
Total distributions                                     (0.16)                 (0.65)                    (1.78)
                                           ------------------     ------------------        ------------------
Net asset value, end of period             $             8.20     $             9.51        $            10.94
                                           ==================     ==================        ==================
Total return                                           (12.23)%                (6.92)%                    1.11%
                                           ==================     ==================        ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $          218,652     $          345,763        $          409,918
  Ratio of expenses to average net
   assets/(3)/                                           0.75%                  0.75%                     0.75%
  Ratio of net investment income to
   average net assets/(3)/                               1.88%                  1.91%/(5)/                2.43%
  Portfolio turnover rate/(4)/                             92%                    35%                       53%

                                                                                         ASSET ALLOCATION FUND
                                           -------------------------------------------------------------------
                                                 PERIOD ENDED             YEAR ENDED                YEAR ENDED
                                                DEC. 31, 1999/(1)/     FEB. 28, 1999             FEB. 28, 1998
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                                 $            14.07      $           13.50        $            12.12
                                           ------------------      -----------------        ------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.29                   0.26                      0.44
 Net realized and unrealized gain
  (loss) on investments                                  1.08                   2.07                      2.68
                                           ------------------      -----------------        ------------------
Total from investment operations                         1.37                   2.33                      3.12
                                           ------------------      -----------------        ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (0.29)                 (0.26)                    (0.44)
  Net realized gain                                     (2.58)                 (1.50)                    (1.30)
                                           ------------------      -----------------        ------------------
Total distributions                                     (2.87)                 (1.76)                    (1.74)
                                           ------------------      -----------------        ------------------
Net asset value, end of period             $            12.57      $           14.07        $            13.50
                                           ==================      =================        ==================
Total return                                             9.95%/(2)/            17.83%                    27.10%
                                           ==================      =================        ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $          562,523      $         599,093        $          534,746
  Ratio of expenses to average net                       0.75%                  0.75%                     0.75%
   assets/(3)/
  Ratio of net investment income to
   average net assets/(3)/                               2.36%                  1.84%                     3.37%
  Portfolio turnover rate/(4)/                             39%                    33%                       57%

                                                                                               BOND INDEX FUND
                                           -------------------------------------------------------------------
                                                   YEAR ENDED             YEAR ENDED                YEAR ENDED
                                                DEC. 31, 2002          DEC. 31, 2001             DEC. 31, 2000
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $             9.76     $             9.54        $             9.15
                                           ------------------     ------------------        ------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.58                   0.53/(5)/                 0.63
  Net realized and unrealized gain
   (loss) on investments                                 0.36                   0.29/(5)/                 0.40
                                           ------------------     ------------------        ------------------
Total from investment operations                         0.94                   0.82                      1.03
                                           ------------------     ------------------        ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (0.56)                 (0.60)                    (0.64)
                                           ------------------     ------------------        ------------------
Total distributions                                     (0.56)                 (0.60)                    (0.64)
                                           ------------------     ------------------        ------------------
Net asset value, end of period             $            10.14     $             9.76        $             9.54
                                           ==================     ==================        ==================
Total return                                             9.90%                  8.80%                    11.76%
                                           ==================     ==================        ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $           96,281     $           82,923        $           69,051
  Ratio of expenses to average net
   assets/(3)/                                           0.23%                  0.23%                     0.23%
  Ratio of net investment income to
   average net assets/(3)/                               5.12%                  5.85%/(5)/                6.59%
  Portfolio turnover rate/(4)/                            118%                    53%                       52%

                                                                                               BOND INDEX FUND
                                           -------------------------------------------------------------------
                                                 PERIOD ENDED             YEAR ENDED                YEAR ENDED
                                                DEC. 31, 1999/(1)/     FEB. 28, 1999             FEB. 28, 1998
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $           9.73       $           9.73        $             9.43
                                             ----------------       ----------------        ------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.50                   0.60                      0.64
  Net realized and unrealized gain
   (loss) on investments                                (0.58)                    --                      0.30
                                             ----------------       ----------------        ------------------
TOTAL FROM INVESTMENT OPERATIONS                        (0.08)                  0.60                      0.94
                                             ----------------       ----------------        ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (0.50)                 (0.60)                    (0.64)
                                             ----------------       ----------------        ------------------
TOTAL DISTRIBUTIONS                                     (0.50)                 (0.60)                    (0.64)
                                             ----------------       ----------------        ------------------
NET ASSET VALUE, END OF PERIOD               $           9.15       $           9.73        $             9.73
                                             ================       ================        ==================
TOTAL RETURN                                            (0.82)%/(2)/            6.24%                    10.36%
                                             ================       ================        ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)           $        133,385       $        126,733        $           93,776
  Ratio of expenses to average net
   assets/(3)/                                           0.23%                  0.23%                     0.23%
  Ratio of net investment income to
   average net assets/(3)/                               6.30%                  6.10%                     6.66%
  Portfolio turnover rate/(4)/                             25%                    28%                       59%

/(1)/ For the ten months ended December 31, 1999. The fund changed its fiscal year end from February 28 to December 31.

/(2)/   Not annualized.

/(3)/ Annualized for periods of less than one year. These ratios include the Fund's share of expenses charged to the corresponding Master Portfolio.

/(4)/ Represents the Portfolio turnover rate of each Fund's corresponding Master Portfolio.

/(5)/ Effective January 1, 2001, the Asset Allocation and Bond Index Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change on the Asset Allocation Fund for the year ended December 31, 2001 was to decrease net investment income per share by $0.0033, Increase net realized and unrealized gain
        (loss) per share by $0.0033 And decrease the ratio of net investment income to average net assets from 1.94% To 1.91%. The effect of this change on the Bond Index Fund for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, Increase net realized and unrealized gain (loss) per share by $0.04 And decrease the ratio of net investment income to average net assets from 6.23% To 5.85%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                               MONEY MARKET FUND
                                           ---------------------------------------------------------------------
                                                   YEAR ENDED                YEAR ENDED               YEAR ENDED
                                                DEC. 31, 2002             DEC. 31, 2001            DEC. 31, 2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $             1.00        $             1.00       $             1.00
                                           ------------------        ------------------       ------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.01                      0.04                     0.06
  Net realized and unrealized gain
   (loss) on investments                                 0.00/(6)/                 0.00/(6)/               (0.00)/(6)/
                                           ------------------        ------------------       ------------------
Total from investment operations                         0.01                      0.04                     0.06
                                           ------------------        ------------------       ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (0.01)                    (0.04)                   (0.06)
                                           ------------------        ------------------       ------------------
Total distributions                                     (0.01)                    (0.04)                   (0.06)
                                           ------------------        ------------------       ------------------
Net asset value, end of period             $             1.00        $             1.00       $             1.00
                                           ==================        ==================       ==================
Total return                                             1.49%/(7)/                3.88%                    6.17%
                                           ==================        ==================       ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $           54,370        $           80,918       $           73,435
  Ratio of expenses to average net
   assets/(3)/                                           0.45%                     0.45%                    0.45%
  Ratio of net investment income to
   average net assets/(3)/                               1.51%                     3.80%                    5.94%

                                                                                               MONEY MARKET FUND
                                           ---------------------------------------------------------------------
                                                 PERIOD ENDED                YEAR ENDED               YEAR ENDED
                                                DEC. 31, 1999/(1)/        FEB. 28, 1999            FEB. 28, 1998
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $             1.00        $             1.00       $             1.00
                                           ------------------        ------------------       ------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.04                      0.05                     0.05
  Net realized and unrealized gain
   (loss) on investments                                   --                        --                       --
                                           ------------------        ------------------       ------------------
Total from investment operations                         0.04                      0.05                     0.05
                                           ------------------        ------------------       ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (0.04)                    (0.05)                   (0.05)
                                           ------------------        ------------------       ------------------
Total distributions                                     (0.04)                    (0.05)                   (0.05)
                                           ------------------        ------------------       ------------------
Net asset value, end of period             $             1.00        $             1.00       $             1.00
                                           ==================        ==================       ==================
Total return                                             4.14%/(2)/                5.15%                    5.35%
                                           ==================        ==================       ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $          143,258        $          205,317       $          180,375
  Ratio of expenses to average net
   assets/(3)/                                           0.45%                     0.45%                    0.45%
  Ratio of net investment income to
   average net assets/(3)/                               4.86%                     4.62%                    5.23%

                                                                                         S&P 500 STOCK FUND
                                           ----------------------------------------------------------------
                                                   YEAR ENDED             YEAR ENDED             YEAR ENDED
                                                DEC. 31, 2002          DEC. 31, 2001/(5)/     DEC. 31, 2000/(5)/
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $           139.28     $           170.64     $           216.24
                                           ------------------     ------------------     ------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  0.48                   1.76                   2.32
  Net realized and unrealized gain
   (loss) on investments                               (32.63)                (22.96)                (22.08)
                                           ------------------     ------------------     ------------------
Total from investment operations                       (32.15)                (21.20)                (19.76)
                                           ------------------     ------------------     ------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (0.40)                 (1.76)                 (2.32)
  Net realized gain                                     (0.02)                 (8.40)                (23.52)
                                           ------------------     ------------------     ------------------
Total distributions                                     (0.42)                (10.16)                (25.84)
                                           ------------------     ------------------     ------------------
Net asset value, end of period             $           106.71     $           139.28     $           170.64
                                           ==================     ==================     ==================
Total return                                           (22.20)%               (12.11)%                (9.34)%
                                           ==================     ==================     ==================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $          945,499     $        1,420,520     $        1,871,741
  Ratio of expenses to average net
   assets/(3)/                                           0.20%                  0.20%                  0.20%
  Ratio of net investment income to
   average net assets/(3)/                               1.41%                  1.15%                  1.07%
  Portfolio turnover rate/(4)/                             12%                     9%                    10%

                                                                                                 S&P 500 STOCK FUND
                                           ------------------------------------------------------------------------
                                                 PERIOD ENDED                  YEAR ENDED                YEAR ENDED
                                                DEC. 31, 1999/(1)//(5)/        FEB. 28, 1999/(5)/     FEB. 28, 1998/(5)/
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $           198.40             $           176.64        $        136.24
                                           ------------------             ------------------        ---------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                  2.32                           2.72                   2.64
  Net realized and unrealized gain
   (loss) on investments                                35.76                          30.96                  43.68
                                           ------------------             ------------------        ---------------
Total from investment operations                        38.08                          33.68                  46.32
                                           ------------------             ------------------        ---------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                 (2.72)                         (2.72)                 (2.64)
  Net realized gain                                    (17.52)                         (9.20)                 (3.28)
                                           ------------------             ------------------        ---------------
Total distributions                                    (20.24)                        (11.92)                 (5.92)
                                           ------------------             ------------------        ---------------
Net asset value, end of period             $           216.24             $           198.40        $        176.64
                                           ==================             ==================        ===============
Total return                                            19.67%/(2)/                    19.50%                 34.62%
                                           ==================             ==================        ===============
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)         $        2,844,438             $        2,543,456        $     2,292,433
  Ratio of expenses to average net
   assets/(3)/                                           0.20%                          0.20%                  0.20%
  Ratio of net investment income to
   average net assets/(3)/                               1.29%                          1.45%                  1.73%
  Portfolio turnover rate/(4)/                              7%                            11%                     6%

/(1)/ For the ten months ended December 31, 1999. The Fund changed its fiscal year end from February 28 to December 31.
/(2)/   Not annualized.
/(3)/ Annualized for periods of less than one year. These ratios include the Fund's share of expenses charged to the corresponding Master Portfolio.
/(4)/ Represents the Portfolio turnover rate of each Fund's corresponding Master Portfolio.
/(5)/ Per share amounts have been restated to reflect a 0.125 Reverse stock split. See Note 3.
/(6)/   Rounds to less than $0.01.
/(7)/ The voluntary reimbursements made by the investment advisor had no material impact on the total return for the year. See Note 2.

The accompanying notes are an integral part of these financial statements.

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Barclays Global Investors Funds (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc., was redomiciled from a Maryland corporation to a Delaware business trust effective January 11, 2002. The Trust currently offers the following diversified funds: the Asset Allocation, Bond Index, Institutional Money Market, Money Market and S&P 500 Stock Funds, and the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Portfolios.

     These financial statements relate only to the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds (each, a "Fund", collectively, the "Funds").

     The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     INVESTMENT POLICY AND SECURITY VALUATION

     Each Fund invests all of its assets in a separate series (each a "Master Portfolio") of Master Investment Portfolio ("MIP"). Each Master Portfolio has the same investment objective as the Fund bearing the corresponding name. The value of each Fund's investment in its corresponding Master Portfolio reflects that Fund's interest in the net assets of that Master Portfolio (99.99%, 15.25%, 1.40% and 41.55% for the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively, as of December 31, 2002). The method by which MIP values its securities is discussed in Note 1 of MIP's Notes to the Financial Statements, which are included elsewhere in this report.

     The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

     The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Each Fund records daily its proportionate interest in the net investment income and realized and unrealized capital gains and losses of its corresponding Master Portfolio. In addition, each Fund accrues its own expenses.

     DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income of the Asset Allocation and Bond Index Funds are declared and distributed monthly. Distributions to shareholders from net investment income of the S&P 500 Stock Fund are declared and distributed quarterly. Distributions to shareholders from net investment income of the Money Market Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed at least annually.

     Due to the timing of distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Funds.

     FEDERAL INCOME TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a "regulated investment company" by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute annually substantially all of its income and any gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. If so qualified, a Fund will not be subject to federal

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

income tax to the extent it distributes its net income to shareholders. Accordingly, no provision for federal income taxes was required for the year ended December 31, 2002.

     The following Funds had tax basis net capital loss carryforwards at December 31, 2002, the tax year end of the Funds:

                                  EXPIRING      EXPIRING      EXPIRING       EXPIRING
           FUND                       2005          2008          2009           2010          TOTAL
           -----------------------------------------------------------------------------------------
           Asset Allocation Fund  $     --   $        --  $  5,141,108   $  6,031,426   $ 11,172,534
           Bond Index Fund              --     1,921,297            --             --      1,921,297
           Money Market Fund        26,524            --            --             --         26,524
           S&P 500 Stock Fund           --            --            --     80,824,347     80,824,347
           -----------------------------------------------------------------------------------------

     Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration date, whichever occurs first.

     At December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                            UNDISTRIBUTED     UNDISTRIBUTED    TOTAL DISTRIBUTABLE
        FUND                              ORDINARY INCOME    LONG-TERM GAIN               EARNINGS
        ------------------------------------------------------------------------------------------
        Asset Allocation Fund             $       314,118    $           --    $           314,118
        Bond Index Fund                            23,827                --                 23,827
        S&P 500 Stock Fund                      2,080,407                --              2,080,407
       -------------------------------------------------------------------------------------------

     The tax character of distributions paid during the year ended December 31, 2002 was as follows:

        FUND                                                        AMOUNT
        ------------------------------------------------------------------
        ASSET ALLOCATION FUND
        Distributions paid from:
          Ordinary Income                                     $  5,104,128
          Long-Term Capital Gain                                        --
                                                              ------------
        Total Distributions                                   $  5,104,128
                                                              ============

        BOND INDEX FUND
        Distributions paid from:
          Ordinary Income                                     $  5,073,236
          Long-Term Capital Gain                                        --
                                                              ------------
        Total Distributions                                   $  5,073,236
                                                              ============

        MONEY MARKET FUND
        Distributions paid from:
          Ordinary Income                                     $    949,987
          Long-Term Capital Gain                                        --
                                                               -----------
        Total Distributions                                   $    949,987
                                                              ============

        S&P 500 STOCK FUND
        Distributions paid from:
          Ordinary Income                                     $ 16,129,602
          Long-Term Capital Gain                                 1,151,314
                                                              ------------
        Total Distributions                                   $ 17,280,916
                                                              ============

     From November 1, 2002 to December 31, 2002, the Asset Allocation Fund, the Bond Index Fund and the S&P 500 Stock Fund incurred net realized capital losses or net foreign currency losses. As permitted by tax regulations, these

BARCLAYS GLOBAL INVESTORS FUNDS
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

Funds have elected to defer these losses of $2,887,419, $39,341 and $2,241,387, respectively, and treat them as arising in the year ending December 31, 2003.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Investors Bank & Trust Company ("IBT") serves as the custodian and sub-administrator of the Funds. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of the Funds. IBT also serves as the transfer agent and dividend disbursement agent for the Funds.

     Stephens Inc. ("Stephens"), is the Funds' distributor. Stephens does not receive a fee for providing distribution services to the Funds.

     The Trust has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Funds, such as managing and coordinating third-party service relationships. This fee is an "all-in" or "semi-unified" fee and BGI and Stephens, in consideration thereof, have agreed to bear all of the Funds' ordinary operating expenses, excluding, generally, advisory fees and costs related to securities transactions. BGI and Stephens may delegate certain of their administration duties to sub-administrators. Under these arrangements, BGI and Stephens are entitled to receive for these administration services a combined fee of 0.40%, 0.15%, 0.35% and 0.15% of the average daily net assets from the Asset Allocation, Bond Index, Money Market and S&P 500 Stock Funds, respectively.

     Barclays Global Fund Advisors made voluntary reimbursements to the Money Market Fund totaling $55,638 to compensate the Fund for realized losses incurred from the sale of investment securities in prior years.

     Certain officers and trustees of the Trust are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the outstanding shares of each Fund.

3.   CAPITAL SHARE TRANSACTIONS

     As of December 31, 2002, there were an unlimited number of no par value shares of beneficial interest authorized. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

     The Board of Trustees authorized a 1-for-8 reverse stock split for the S&P 500 Stock Fund, effective December 3, 2002, for shareholders of record on December 2, 2002. The impact of this transaction was to reduce the number of shares outstanding by a factor of eight, while increasing the net asset value per share by a factor of eight, resulting in no effect to total net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of Barclays Global Investors Funds:

     In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Allocation Fund, Bond Index Fund, Money Market Fund and S&P 500 Stock Fund, each a series of Barclays Global Investors Funds (the "Funds"), at December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The financial statements of the Funds at December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 7, 2003

BARCLAYS GLOBAL INVESTORS FUNDS
TAX INFORMATION -- UNAUDITED

     Pursuant to section 852 of the Internal Revenue Code, the S&P 500 Stock Fund designates $1,151,314 as capital gains dividends for the year ended December 31, 2002, of which 100% represents 20% rate gains.

     For corporate shareholders, 51.71% and 100.00% of the income dividends paid by the Asset Allocation Fund and the S&P 500 Stock Fund, respectively, during the year ended December 31, 2002 qualified for the dividends received deduction.

BARCLAYS GLOBAL INVESTORS FUNDS
TRUSTEES INFORMATION (UNAUDITED)

     The Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

     Barclays Global Investors Funds, Master Investment Portfolio ("MIP"), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP and oversees 23 portfolios within the fund complex. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 101 portfolios within the fund complex.

     Unless otherwise noted in the tables below, the address for each Trustee is 111 Center Street, Little Rock, Arkansas 72201. Additional information about the Funds' Trustees may be found in the Funds' Statements of Additional Information, which are available without charge upon request by calling toll-free 1-888-204-3956.

                                      INTERESTED TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------------------------------
                              POSITION(S),         PRINCIPAL OCCUPATION             OTHER PUBLIC COMPANY AND
   NAME, ADDRESS AND AGE      LENGTH OF SERVICE    DURING PAST FIVE YEARS           INVESTMENT COMPANY DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss, 40*         Trustee since        Chief Executive                  None.
45 Fremont Street             November 16, 2001,   Officer of the
San Francisco, CA 94105       Chairman and         Individual Investors
                              President            Business of Barclays
                                                   Global Investors, N.A.
                                                   ("BGI")

Michael A. Latham, 37         Treasurer and        Director of Mutual               None.
45 Fremont Street             Chief Financial      Fund Delivery of the
San Francisco, CA 94105       Officer              Individual Investors
                                                   Business of BGI (since 2000);
                                                   Head of Operations, BGI Europe
                                                   (1997-2000); Manager of
                                                   Portfolio Accounting Group
                                                   (1994-1997)

Richard H. Blank, Jr., 46     Secretary            Senior Vice President            Director of Capo, Inc.
                                                   of Stephens Inc.

                                                 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                              POSITION(S),         PRINCIPAL OCCUPATION             OTHER PUBLIC COMPANY AND
   NAME, ADDRESS AND AGE      LENGTH OF SERVICE    DURING PAST FIVE YEARS           INVESTMENT COMPANY DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman, 58      Trustee since        President and Chief              Director of Pacific Century
                              November 16, 2001    Executive Office of              Financial Corporation/Bank of
                                                   The James Irvine                 Hawaii.
                                                   Foundation (non-profit
                                                   foundation); President
                                                   and Chief Executive
                                                   Officer of KQED, Inc.
                                                   (public television and
                                                   radio) from 1993-2002.

Jack S. Euphrat, 80           Trustee since        Private Investor                 None.
                              October 20, 1993

W. Rodney Hughes, 76          Trustee since        Private Investor                 Trustee of the Wells Fargo Funds
                              October 20, 1993                                      (oversees 96 portfolios);
                                                                                    President of Wells Fargo Funds
                                                                                    November 1999 to May 2000.

Richard K. Lyons, 41          Trustee since        Professor, University            Director of Matthews Asian Funds
                              November 16, 2001    of California,                   (oversees 6 portfolios).
                                                   Berkeley: Haas School
                                                   of Business; Member,
                                                   Council of Foreign
                                                   Relations

Leo Soong, 56                 Trustee since        Managing Director of             None.
                              February 9, 2000     CG Roxane LLC (water
                                                   company); Co-Founder
                                                   of Crystal Geyser
                                                   Water Co.; President
                                                   of Crystal Geyser
                                                   Water Co. (through
                                                   2000).

* Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the co-administrator of the Funds and the parent company of BGFA, the investment advisor of the Master Portfolios.

ASSET ALLOCATION MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                SHARES          VALUE
-------------------------------------------------------------

COMMON STOCKS - 84.76%

ADVERTISING - 0.20%
-------------------------------------------------------------
Interpublic Group of Companies Inc.      8,776   $    123,566
Omnicom Group Inc.                       4,302        277,909
TMP Worldwide Inc./(1)/                  2,770         31,329
-------------------------------------------------------------
                                                      432,804
-------------------------------------------------------------

AEROSPACE / DEFENSE - 1.41%
-------------------------------------------------------------
Boeing Co. (The)                        19,214        633,870
General Dynamics Corp.                   4,624        367,007
Goodrich (B.F.) Co.                      2,482         45,470
Lockheed Martin Corp.                   10,414        601,408
Northrop Grumman Corp.                   4,153        402,841
Raytheon Co.                             9,220        283,515
Rockwell Collins Inc.                    4,182         97,273
United Technologies Corp.               10,800        668,952
-------------------------------------------------------------
                                                    3,100,336
-------------------------------------------------------------

AIRLINES - 0.14%
-------------------------------------------------------------
AMR Corp./(1)/                           3,737         24,664
Delta Air Lines Inc.                     2,815         34,061
Southwest Airlines Co.                  17,690        245,891
-------------------------------------------------------------
                                                      304,616
-------------------------------------------------------------

APPAREL - 0.26%
-------------------------------------------------------------
Jones Apparel Group Inc./(1)/            2,946        104,406
Liz Claiborne Inc.                       2,438         72,287
Nike Inc. "B"                            6,108        271,623
Reebok International Ltd./(1)/           1,362         40,043
VF Corp.                                 2,501         90,161
-------------------------------------------------------------
                                                      578,520
-------------------------------------------------------------

AUTO MANUFACTURERS - 0.46%
-------------------------------------------------------------
Ford Motor Company                      41,726        388,052
General Motors Corp. "A"                12,827        472,803
Navistar International Corp./(1)/        1,379         33,523
PACCAR Inc.                              2,607        120,261
-------------------------------------------------------------
                                                    1,014,639
-------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.10%
-------------------------------------------------------------
Cooper Tire & Rubber Co.                 1,679         25,756
Dana Corp.                               3,588         42,195
Delphi Corp.                            12,792        102,976
Goodyear Tire & Rubber Co. (The)         3,989         27,165
Visteon Corp.                            3,083         21,458
-------------------------------------------------------------
                                                      219,550
-------------------------------------------------------------

BANKS - 6.43%
-------------------------------------------------------------
AmSouth Bancorp                          8,205        157,536
Bank of America Corp.                   34,407      2,393,695
Bank of New York Co. Inc. (The)         16,626        398,359
Bank One Corp.                          26,869        982,062
BB&T Corp.                              11,068        409,405
Charter One Financial Inc.               5,347        153,619
Comerica Inc.                            4,000   $    172,960
Fifth Third Bancorp                     13,289        778,071
First Tennessee National Corp.           2,892        103,938
FleetBoston Financial Corp.             23,986        582,860
Golden West Financial Corp.              3,537        253,992
Huntington Bancshares Inc.               5,501        102,924
KeyCorp                                  9,761        245,392
Marshall & Ilsley Corp.                  4,809        131,670
Mellon Financial Corp.                   9,960        260,056
National City Corp.                     13,987        382,125
North Fork Bancorp Inc.                  3,738        126,120
Northern Trust Corp.                     5,072        177,774
PNC Financial Services Group             6,500        272,350
Regions Financial Corp.                  5,061        168,835
SouthTrust Corp.                         7,935        197,185
State Street Corp.                       7,417        289,263
SunTrust Banks Inc.                      6,524        371,346
Synovus Financial Corp.                  6,781        131,551
U.S. Bancorp                            43,832        930,115
Union Planters Corp.                     4,573        128,684
Wachovia Corp.                          31,399      1,144,180
Washington Mutual Inc.                  22,149        764,805
Wells Fargo & Company                   38,897      1,823,102
Zions Bancorporation                     2,096         82,475
-------------------------------------------------------------
                                                   14,116,449
-------------------------------------------------------------

BEVERAGES - 2.59%
-------------------------------------------------------------
Anheuser-Busch Companies Inc.           19,887        962,531
Brown-Forman Corp. "B"                   1,559        101,896
Coca-Cola Co. (The)                     56,841      2,490,773
Coca-Cola Enterprises Inc.              10,260        222,847
Coors (Adolf) Company "B"                  813         49,796
Pepsi Bottling Group Inc.                6,523        167,641
PepsiCo Inc.                            40,114      1,693,613
-------------------------------------------------------------
                                                    5,689,097
-------------------------------------------------------------

BIOTECHNOLOGY - 0.85%
-------------------------------------------------------------
Amgen Inc./(1)/                         29,384      1,420,423
Biogen Inc./(1)/                         3,397        136,084
Chiron Corp./(1)/                        4,324        162,582
Genzyme Corp. - General
 Division/(1)/                           4,902        144,952
-------------------------------------------------------------
                                                    1,864,041
-------------------------------------------------------------

BUILDING MATERIALS - 0.20%
-------------------------------------------------------------
American Standard Companies
 Inc./(1)/                               1,632        116,100
Masco Corp.                             11,354        239,002
Vulcan Materials Co.                     2,320         87,000
-------------------------------------------------------------
                                                      442,102
-------------------------------------------------------------

CHEMICALS - 1.32%
-------------------------------------------------------------
Air Products & Chemicals Inc.            5,200        222,300
Ashland Inc.                             1,513         43,166
Dow Chemical Co. (The)                  20,850        619,245
Du Pont (E.I.) de Nemours and Co.       22,742        964,261
Eastman Chemical Co.                     1,697         62,399
Engelhard Corp.                          3,010         67,273

ASSET ALLOCATION MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                SHARES          VALUE
-------------------------------------------------------------

CHEMICALS (CONTINUED)
-------------------------------------------------------------
Great Lakes Chemical Corp.               1,143   $     27,295
Hercules Inc./(1)/                       2,464         21,683
Monsanto Co.                             5,974        115,000
PPG Industries Inc.                      3,875        194,331
Praxair Inc.                             3,694        213,402
Rohm & Haas Co. "A"                      5,058        164,284
Sherwin-Williams Co. (The)               3,441         97,208
Sigma-Aldrich Corp.                      1,706         83,082
-------------------------------------------------------------
                                                    2,894,929
-------------------------------------------------------------

COMMERCIAL SERVICES - 0.84%
-------------------------------------------------------------
Apollo Group Inc. "A"/(1)/               3,970        174,680
Block (H & R) Inc.                       4,213        169,363
Cendant Corp./(1)/                      23,807        249,497
Concord EFS Inc./(1)/                   11,738        184,756
Convergys Corp./(1)/                     3,989         60,433
Deluxe Corp.                             1,411         59,403
Donnelley (R.R.) & Sons Co.              2,591         56,406
Ecolab Inc.                              2,965        146,767
Equifax Inc.                             3,287         76,061
McKesson Corp.                           6,636        179,371
Moody's Corp.                            3,555        146,786
Paychex Inc.                             8,602        239,996
Quintiles Transnational Corp./(1)/       2,684         32,476
Robert Half International Inc./(1)/      4,103         66,099
-------------------------------------------------------------
                                                    1,842,094
-------------------------------------------------------------

COMPUTERS - 4.42%
-------------------------------------------------------------
Apple Computer Inc./(1)/                 8,209        117,635
Cisco Systems Inc./(1)/                167,304      2,191,682
Computer Sciences Corp./(1)/             3,925        135,216
Dell Computer Corp./(1)/                59,405      1,588,490
Electronic Data Systems Corp.           10,989        202,527
EMC Corp./(1)/                          50,438        309,689
Gateway Inc./(1)/                        7,609         23,892
Hewlett-Packard Co.                     69,868      1,212,908
International Business Machines
 Corp.                                  38,797      3,006,767
Lexmark International Inc. "A"/(1)/      2,886        174,603
NCR Corp./(1)/                           2,362         56,074
Network Appliance Inc./(1)/              7,902         79,020
Sun Microsystems Inc./(1)/              74,297        231,064
SunGard Data Systems Inc./(1)/           6,465        152,315
Unisys Corp./(1)/                        7,386         73,121
Veritas Software Corp./(1)/              9,392        146,703
-------------------------------------------------------------
                                                    9,701,706
-------------------------------------------------------------

COSMETICS / PERSONAL CARE - 2.25%
-------------------------------------------------------------
Alberto-Culver Co. "B"                   1,327         66,881
Avon Products Inc.                       5,401        290,952
Colgate-Palmolive Co.                   12,422        651,285
Gillette Co. (The)                      24,217        735,228
International Flavors & Fragrances
 Inc.                                    2,246         78,835
Kimberly-Clark Corp.                    11,832        561,665
Procter & Gamble Co.                    29,759   $  2,557,488
-------------------------------------------------------------
                                                    4,942,334
-------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.24%
-------------------------------------------------------------
Costco Wholesale Corp./(1)/             10,410        292,105
Genuine Parts Co.                        4,026        124,001
Grainger (W.W.) Inc.                     2,129        109,750
-------------------------------------------------------------
                                                      525,856
-------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 6.33%
-------------------------------------------------------------
American Express Co.                    30,428      1,075,630
Bear Stearns Companies Inc. (The)        2,257        134,066
Capital One Financial Corp.              5,069        150,651
Citigroup Inc.                         117,698      4,141,793
Countrywide Financial Corp.              2,873        148,390
Fannie Mae                              22,783      1,465,630
Franklin Resources Inc.                  5,948        202,708
Freddie Mac                             15,929        940,607
Goldman Sachs Group Inc. (The)          11,025        750,802
Household International Inc.            10,568        293,896
JP Morgan Chase & Co.                   45,650      1,095,600
Lehman Brothers Holdings Inc.            5,574        297,038
MBNA Corp.                              29,251        556,354
Merrill Lynch & Co. Inc.                19,812        751,865
Morgan Stanley                          25,092      1,001,673
Providian Financial Corp./(1)/           6,850         44,456
Schwab (Charles) Corp. (The)            31,241        338,965
SLM Corp.                                3,540        367,664
Stilwell Financial Inc.                  5,082         66,422
T. Rowe Price Group Inc.                 2,799         76,357
-------------------------------------------------------------
                                                   13,900,567
-------------------------------------------------------------

ELECTRIC - 2.14%
-------------------------------------------------------------
AES Corp. (The)/(1)/                    13,068         39,465
Allegheny Energy Inc.                    3,135         23,701
Ameren Corp.                             3,315        137,805
American Electric Power Co. Inc.         7,754        211,917
Calpine Corp./(1)/                       8,903         29,024
CenterPoint Energy Inc.                  7,327         62,279
Cinergy Corp.                            3,834        129,282
CMS Energy Corp.                         3,502         33,059
Consolidated Edison Inc.                 4,877        208,833
Constellation Energy Group Inc.          3,861        107,413
Dominion Resources Inc.                  6,973        382,818
DTE Energy Co.                           3,832        177,805
Duke Energy Corp.                       20,319        397,033
Edison International/(1)/                7,448         88,259
Entergy Corp.                            5,127        233,740
Exelon Corp.                             7,371        388,968
FirstEnergy Corp.                        6,811        224,559
FPL Group Inc.                           4,168        250,622
Mirant Corp./(1)/                        9,620         18,182
NiSource Inc.                            5,173        103,460
PG&E Corp./(1)/                          8,991        124,975
Pinnacle West Capital Corp.              1,951         66,510
PPL Corp.                                3,705        128,489
Progress Energy Inc.                     5,241        227,197

ASSET ALLOCATION MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                SHARES          VALUE
-------------------------------------------------------------

ELECTRIC (CONTINUED)
-------------------------------------------------------------
Public Service Enterprise Group
 Inc.                                    4,999   $    160,468
Southern Co.                            16,222        460,543
TECO Energy Inc.                         3,737         57,811
TXU Corp.                                6,914        129,154
Xcel Energy Inc.                         9,415        103,565
-------------------------------------------------------------
                                                    4,706,936
-------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.08%
-------------------------------------------------------------
American Power Conversion
 Corp./(1)/                              4,479         67,857
Molex Inc.                               4,426        101,975
Power-One Inc./(1)/                      1,884         10,682
-------------------------------------------------------------
                                                      180,514
-------------------------------------------------------------

ELECTRONICS - 0.49%
-------------------------------------------------------------
Agilent Technologies Inc./(1)/          10,620        190,735
Applera Corp. - Applied Biosystems
 Group                                   4,933         86,525
Jabil Circuit Inc./(1)/                  4,646         83,256
Johnson Controls Inc.                    2,015        161,543
Millipore Corp./(1)/                     1,186         40,324
Parker Hannifin Corp.                    2,699        124,505
PerkinElmer Inc.                         3,032         25,014
Sanmina-SCI Corp./(1)/                  12,542         56,314
Solectron Corp./(1)/                    18,822         66,818
Symbol Technologies Inc.                 5,344         43,928
Tektronix Inc./(1)/                      2,036         37,035
Thermo Electron Corp./(1)/               3,913         78,730
Thomas & Betts Corp./(1)/                1,248         21,091
Waters Corp./(1)/                        3,069         66,843
-------------------------------------------------------------
                                                    1,082,661
-------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.02%
-------------------------------------------------------------
Fluor Corp.                              1,781         49,868
-------------------------------------------------------------
                                                       49,868
-------------------------------------------------------------

ENTERTAINMENT - 0.07%
-------------------------------------------------------------
International Game Technology
 Inc./(1)/                               1,982        150,473
-------------------------------------------------------------
                                                      150,473
-------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.17%
-------------------------------------------------------------
Allied Waste Industries Inc./(1)/        4,591         45,910
Waste Management Inc.                   14,001        320,903
-------------------------------------------------------------
                                                      366,813
-------------------------------------------------------------

FOOD - 1.76%
-------------------------------------------------------------
Albertson's Inc.                         9,314        207,330
Archer-Daniels-Midland Co.              14,909        184,872
Campbell Soup Co.                        9,387        220,313
ConAgra Foods Inc.                      12,294        307,473
General Mills Inc.                       8,418        395,225
Heinz (H.J.) Co.                         8,032        264,012
Hershey Foods Corp.                      3,163        213,313
Kellogg Co.                              9,386        321,658
Kroger Co./(1)/                         18,051        278,888
Safeway Inc./(1)/                       10,093   $    235,772
Sara Lee Corp.                          17,958        404,235
SUPERVALU Inc.                           3,156         52,106
Sysco Corp.                             15,186        452,391
Winn-Dixie Stores Inc.                   3,209         49,034
Wrigley (William Jr.) Co.                5,159        283,126
-------------------------------------------------------------
                                                    3,869,748
-------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.47%
-------------------------------------------------------------
Boise Cascade Corp.                      1,328         33,492
Georgia-Pacific Corp.                    5,263         85,050
International Paper Co.                 11,028        385,649
Louisiana-Pacific Corp./(1)/             2,382         19,199
MeadWestvaco Corp.                       4,571        112,949
Plum Creek Timber Co. Inc.               4,227         99,757
Temple-Inland Inc.                       1,270         56,909
Weyerhaeuser Co.                         5,011        246,591
-------------------------------------------------------------
                                                    1,039,596
-------------------------------------------------------------

GAS - 0.13%
-------------------------------------------------------------
KeySpan Corp.                            3,234        113,966
Nicor Inc.                               1,003         34,132
Peoples Energy Corp.                       830         32,079
Sempra Energy                            4,739        112,077
-------------------------------------------------------------
                                                      292,254
-------------------------------------------------------------

HAND / MACHINE TOOLS - 0.31%
-------------------------------------------------------------
Black & Decker Corp.                     1,892         81,148
Emerson Electric Co.                     9,639        490,143
Snap-On Inc.                             1,331         37,414
Stanley Works (The)                      1,987         68,710
-------------------------------------------------------------
                                                      677,415
-------------------------------------------------------------

HEALTH CARE - 4.20%
-------------------------------------------------------------
Aetna Inc.                               3,478        143,015
Anthem Inc./(1)/                         3,243        203,985
Bard (C.R.) Inc.                         1,178         68,324
Bausch & Lomb Inc.                       1,230         44,280
Baxter International Inc.               13,805        386,540
Becton, Dickinson & Co.                  5,874        180,273
Biomet Inc.                              6,024        172,648
Boston Scientific Corp./(1)/             9,314        396,031
Guidant Corp./(1)/                       6,996        215,827
HCA Inc.                                11,867        492,480
Health Management Associates
 Inc. "A"                                5,582         99,918
HEALTHSOUTH Corp./(1)/                   9,347         39,257
Humana Inc./(1)/                         3,972         39,720
Johnson & Johnson                       68,131      3,659,316
Manor Care Inc./(1)/                     2,351         43,752
Medtronic Inc.                          27,782      1,266,859
Quest Diagnostics Inc./(1)/              2,230        126,887
St. Jude Medical Inc./(1)/               4,046        160,707
Stryker Corp.                            4,524        303,651
Tenet Healthcare Corp./(1)/             11,184        183,418
UnitedHealth Group Inc.                  6,947        580,074

ASSET ALLOCATION MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                SHARES          VALUE
-------------------------------------------------------------

HEALTH CARE (CONTINUED)
-------------------------------------------------------------
WellPoint Health Networks Inc./(1)/      3,334   $    237,247
Zimmer Holdings Inc./(1)/                4,457        185,055
-------------------------------------------------------------
                                                    9,229,264
-------------------------------------------------------------

HOME BUILDERS - 0.09%
-------------------------------------------------------------
Centex Corp.                             1,407         70,631
KB Home                                  1,137         48,720
Pulte Homes Inc.                         1,398         66,922
-------------------------------------------------------------
                                                      186,273
-------------------------------------------------------------

HOME FURNISHINGS - 0.10%
-------------------------------------------------------------
Leggett & Platt Inc.                     4,476        100,441
Maytag Corp.                             1,725         49,162
Whirlpool Corp.                          1,485         77,547
-------------------------------------------------------------
                                                      227,150
-------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.35%
-------------------------------------------------------------
American Greetings Corp. "A"/(1)/        1,497         23,653
Avery Dennison Corp.                     2,513        153,494
Clorox Co.                               5,271        217,429
Fortune Brands Inc.                      3,434        159,715
Newell Rubbermaid Inc.                   6,113        185,407
Tupperware Corp.                         1,326         19,996
-------------------------------------------------------------
                                                      759,694
-------------------------------------------------------------

INSURANCE - 4.30%
-------------------------------------------------------------
ACE Ltd.                                 6,004        176,157
AFLAC Inc.                              11,840        356,621
Allstate Corp. (The)                    16,155        597,573
Ambac Financial Group Inc.               2,422        136,213
American International Group Inc.       59,781      3,458,331
AON Corp.                                6,971        131,682
Chubb Corp.                              3,964        206,921
CIGNA Corp.                              3,205        131,790
Cincinnati Financial Corp.               3,705        139,123
Hancock (John) Financial Services
 Inc.                                    6,643        185,340
Hartford Financial Services Group
 Inc.                                    5,668        257,497
Jefferson-Pilot Corp.                    3,430        130,717
Lincoln National Corp.                   4,213        133,047
Loews Corp.                              4,258        189,311
Marsh & McLennan Companies Inc.         12,265        566,766
MBIA Inc.                                3,352        147,019
MetLife Inc.                            16,067        434,452
MGIC Investment Corp.                    2,347         96,931
Principal Financial Group Inc.           7,938        239,172
Progressive Corp. (The)                  4,983        247,306
Prudential Financial Inc.               13,281        421,539
SAFECO Corp.                             2,959        102,589
St. Paul Companies Inc.                  5,178        176,311
Torchmark Corp.                          2,725         99,544
Travelers Property Casualty
 Corp. "B"/(1)/                         22,889        335,324
UNUMProvident Corp.                      5,520         96,821
XL Capital Ltd. "A"                      3,107   $    240,016
-------------------------------------------------------------
                                                    9,434,113
-------------------------------------------------------------

IRON / STEEL - 0.05%
-------------------------------------------------------------
Allegheny Technologies Inc.              1,885         11,744
Nucor Corp.                              1,725         71,242
United States Steel Corp.                2,507         32,892
-------------------------------------------------------------
                                                      115,878
-------------------------------------------------------------

LEISURE TIME - 0.34%
-------------------------------------------------------------
Brunswick Corp.                          2,055         40,812
Carnival Corp. "A"                      13,429        335,054
Harley-Davidson Inc.                     6,920        319,704
Sabre Holdings Corp./(1)/                3,309         59,926
-------------------------------------------------------------
                                                      755,496
-------------------------------------------------------------

LODGING - 0.23%
-------------------------------------------------------------
Harrah's Entertainment Inc./(1)/         2,555        101,178
Hilton Hotels Corp.                      8,599        109,293
Marriott International Inc. "A"          5,532        181,837
Starwood Hotels & Resorts Worldwide
 Inc.                                    4,561        108,278
-------------------------------------------------------------
                                                      500,586
-------------------------------------------------------------

MACHINERY - 0.47%
-------------------------------------------------------------
Caterpillar Inc.                         7,878        360,182
Cummins Inc.                               969         27,258
Deere & Co.                              5,456        250,158
Dover Corp.                              4,679        136,440
Ingersoll-Rand Co. "A"                   3,870        166,642
McDermott International Inc./(1)/        1,382          6,053
Rockwell Automation Inc.                 4,360         90,296
-------------------------------------------------------------
                                                    1,037,029
-------------------------------------------------------------

MANUFACTURERS - 4.25%
-------------------------------------------------------------
Cooper Industries Ltd.                   2,217         80,810
Crane Co.                                1,362         27,145
Danaher Corp.                            3,460        227,322
Eastman Kodak Co.                        6,677        233,962
Eaton Corp.                              1,528        119,352
General Electric Co.                   228,139      5,555,185
Honeywell International Inc.            18,755        450,120
Illinois Tool Works Inc.                 7,014        454,928
ITT Industries Inc.                      2,049        124,354
Pall Corp.                               2,916         48,639
Textron Inc.                             3,159        135,805
3M Co.                                   8,930      1,101,069
Tyco International Ltd.                 45,679        780,197
-------------------------------------------------------------
                                                    9,338,888
-------------------------------------------------------------

MEDIA - 3.22%
-------------------------------------------------------------
AOL Time Warner Inc./(1)/              102,197      1,338,781
Clear Channel Communications
 Inc./(1)/                              14,021        522,843
Comcast Corp. "A"/(1)/                  52,779      1,244,001

ASSET ALLOCATION MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                SHARES          VALUE
-------------------------------------------------------------

MEDIA (CONTINUED)
-------------------------------------------------------------
Dow Jones & Co. Inc.                     1,964   $     84,904
Gannett Co. Inc.                         6,109        438,626
Knight Ridder Inc.                       1,904        120,428
McGraw-Hill Companies Inc. (The)         4,440        268,354
Meredith Corp.                           1,133         46,578
New York Times Co. "A"                   3,468        158,592
Tribune Co.                              6,915        314,356
Univision Communications Inc.
 "A"/(1)/                                5,241        128,404
Viacom Inc. "B"/(1)/                    40,406      1,646,949
Walt Disney Co. (The)                   46,728        762,134
-------------------------------------------------------------
                                                    7,074,950
-------------------------------------------------------------

METAL FABRICATE / HARDWARE - 0.01%
-------------------------------------------------------------
Worthington Industries Inc.              2,082         31,730
-------------------------------------------------------------
                                                       31,730
-------------------------------------------------------------

MINING - 0.38%
-------------------------------------------------------------
Alcoa Inc.                              19,325        440,223
Freeport-McMoRan Copper & Gold
 Inc./(1)/                               3,307         55,491
Newmont Mining Corp.                     9,187        266,699
Phelps Dodge Corp./(1)/                  2,031         64,281
-------------------------------------------------------------
                                                      826,694
-------------------------------------------------------------

OFFICE / BUSINESS EQUIPMENT - 0.14%
-------------------------------------------------------------
Pitney Bowes Inc.                        5,533        180,708
Xerox Corp./(1)/                        16,700        134,435
-------------------------------------------------------------
                                                      315,143
-------------------------------------------------------------

OIL & GAS PRODUCERS - 4.61%
-------------------------------------------------------------
Amerada Hess Corp.                       2,041        112,357
Anadarko Petroleum Corp.                 5,688        272,455
Apache Corp.                             3,290        187,497
Burlington Resources Inc.                4,606        196,446
ChevronTexaco Corp.                     24,456      1,625,835
ConocoPhillips                          15,491        749,609
Devon Energy Corp.                       3,579        164,276
EOG Resources Inc.                       2,656        106,028
Exxon Mobil Corp.                      154,737      5,406,511
Kerr-McGee Corp.                         2,332        103,308
Kinder Morgan Inc.                       2,861        120,934
Marathon Oil Corp.                       7,087        150,882
Nabors Industries Ltd./(1)/              3,370        118,860
Noble Corp./(1)/                         3,117        109,563
Occidental Petroleum Corp.               8,614        245,068
Rowan Companies Inc.                     2,251         51,098
Sunoco Inc.                              1,791         59,425
Transocean Inc.                          7,304        169,453
Unocal Corp.                             5,833        178,373
-------------------------------------------------------------
                                                   10,127,978
-------------------------------------------------------------

OIL & GAS SERVICES - 0.51%
-------------------------------------------------------------
Baker Hughes Inc.                        7,722        248,571
BJ Services Co./(1)/                     3,620        116,962
Halliburton Co.                          9,984        186,801
Schlumberger Ltd.                       13,219   $    556,388
-------------------------------------------------------------
                                                    1,108,722
-------------------------------------------------------------

PACKAGING & CONTAINERS - 0.13%
-------------------------------------------------------------
Ball Corp.                               1,296         66,342
Bemis Co.                                1,209         60,003
Pactiv Corp./(1)/                        3,683         80,510
Sealed Air Corp./(1)/                    1,897         70,758
-------------------------------------------------------------
                                                      277,613
-------------------------------------------------------------

PHARMACEUTICALS - 7.33%
-------------------------------------------------------------
Abbott Laboratories                     35,772      1,430,880
Allergan Inc.                            2,945        169,691
AmerisourceBergen Corp.                  2,406        130,670
Bristol-Myers Squibb Co.                44,351      1,026,726
Cardinal Health Inc.                    10,341        612,084
Forest Laboratories Inc. "A"/(1)/        4,115        404,175
King Pharmaceuticals Inc./(1)/           5,572         95,783
Lilly (Eli) and Co.                     25,725      1,633,537
MedImmune Inc./(1)/                      5,734        155,793
Merck & Co. Inc.                        51,511      2,916,038
Pfizer Inc.                            141,735      4,332,839
Pharmacia Corp.                         29,542      1,234,856
Schering-Plough Corp.                   33,573        745,321
Watson Pharmaceuticals Inc./(1)/         2,442         69,035
Wyeth                                   30,340      1,134,716
-------------------------------------------------------------
                                                   16,092,144
-------------------------------------------------------------

PIPELINES - 0.06%
-------------------------------------------------------------
Dynegy Inc. "A"                          8,568         10,110
El Paso Corp.                           13,377         93,104
Williams Companies Inc.                 12,297         33,202
-------------------------------------------------------------
                                                      136,416
-------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.25%
-------------------------------------------------------------
Equity Office Properties Trust           9,584        239,408
Equity Residential                       6,304        154,952
Simon Property Group Inc.                4,244        144,593
-------------------------------------------------------------
                                                      538,953
-------------------------------------------------------------

RETAIL - 6.04%
-------------------------------------------------------------
AutoZone Inc./(1)/                       2,339        165,250
Bed Bath & Beyond Inc./(1)/              6,684        230,799
Best Buy Co. Inc./(1)/                   7,352        177,551
Big Lots Inc./(1)/                       2,631         34,808
Circuit City Stores Inc.                 4,885         36,247
CVS Corp.                                8,985        224,355
Darden Restaurants Inc.                  3,915         80,062
Dillards Inc. "A"                        2,005         31,799
Dollar General Corp.                     7,621         91,071
eBay Inc./(1)/                           6,925        469,654
Family Dollar Stores Inc.                3,964        123,716
Federated Department Stores
 Inc./(1)/                               4,610        132,584
Gap Inc. (The)                          19,908        308,972
Home Depot Inc.                         53,949      1,292,618

ASSET ALLOCATION MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                SHARES          VALUE
-------------------------------------------------------------

RETAIL (CONTINUED)
-------------------------------------------------------------
Kohls Corp./(1)/                         7,707   $    431,207
Limited Brands Inc.                     11,925        166,115
Lowe's Companies Inc.                   17,818        668,175
May Department Stores Co. (The)          6,592        151,484
McDonald's Corp.                        29,194        469,440
Nordstrom Inc.                           3,141         59,585
Office Depot Inc./(1)/                   7,071        104,368
Penney (J.C.) Co. Inc.
 (Holding Co.)                           6,115        140,706
RadioShack Corp.                         3,921         73,480
Sears, Roebuck and Co.                   7,229        173,135
Staples Inc./(1)/                       10,697        195,755
Starbucks Corp./(1)/                     8,886        181,097
Target Corp.                            20,771        623,130
Tiffany & Co.                            3,331         79,644
TJX Companies Inc.                      12,353        241,131
Toys R Us Inc./(1)/                      4,849         48,490
Walgreen Co.                            23,454        684,622
Wal-Mart Stores Inc.                   101,715      5,137,625
Wendy's International Inc.               2,692         72,872
Yum! Brands Inc./(1)/                    6,794        164,551
-------------------------------------------------------------
                                                   13,266,098
-------------------------------------------------------------

SEMICONDUCTORS - 2.38%
-------------------------------------------------------------
Advanced Micro Devices Inc./(1)/         8,155         52,681
Altera Corp./(1)/                        8,734        107,778
Analog Devices Inc./(1)/                 8,369        199,768
Applied Materials Inc./(1)/             37,663        490,749
Applied Micro Circuits Corp./(1)/        7,244         26,730
Broadcom Corp. "A"/(1)/                  6,263         94,321
Intel Corp.                            152,617      2,376,247
KLA-Tencor Corp./(1)/                    4,327        153,046
Linear Technology Corp.                  7,263        186,804
LSI Logic Corp./(1)/                     8,857         51,105
Maxim Integrated Products Inc.           7,391        244,199
Micron Technology Inc./(1)/             13,812        134,529
National Semiconductor Corp./(1)/        4,131         62,006
Novellus Systems Inc./(1)/               3,318         93,169
NVIDIA Corp./(1)/                        3,581         41,217
PMC-Sierra Inc./(1)/                     4,126         22,941
QLogic Corp./(1)/                        2,171         74,921
Teradyne Inc./(1)/                       4,180         54,382
Texas Instruments Inc.                  39,691        595,762
Xilinx Inc./(1)/                         7,722        159,073
-------------------------------------------------------------
                                                    5,221,428
-------------------------------------------------------------

SOFTWARE - 4.85%
-------------------------------------------------------------
Adobe Systems Inc.                       5,491        136,182
Autodesk Inc.                            2,813         40,226
Automatic Data Processing Inc.          14,197        557,232
BMC Software Inc./(1)/                   5,512         94,310
Citrix Systems Inc./(1)/                 4,161         51,264
Computer Associates International
 Inc.                                   13,219        178,457
Compuware Corp./(1)/                     9,118         43,766
Electronic Arts Inc./(1)/                3,186        158,567
First Data Corp.                        17,334        613,797
Fiserv Inc./(1)/                         4,450        151,078
IMS Health Inc.                          6,489   $    103,824
Intuit Inc./(1)/                         4,899        229,861
Mercury Interactive Corp./(1)/           1,915         56,780
Microsoft Corp./(1)/                   123,104      6,364,477
Novell Inc./(1)/                         8,686         29,011
Oracle Corp./(1)/                      124,403      1,343,552
Parametric Technology Corp./(1)/         6,245         15,737
PeopleSoft Inc./(1)/                     7,141        130,680
Rational Software Corp./(1)/             4,406         45,778
Siebel Systems Inc./(1)/                10,926         81,726
Yahoo! Inc./(1)/                        13,744        224,714
-------------------------------------------------------------
                                                   10,651,019
-------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.72%
-------------------------------------------------------------
ADC Telecommunications Inc./(1)/        19,006         39,723
Andrew Corp./(1)/                        2,354         24,199
Avaya Inc./(1)/                          8,533         20,906
CIENA Corp./(1)/                        10,261         52,742
Comverse Technology Inc./(1)/            4,385         43,938
JDS Uniphase Corp./(1)/                 31,125         76,879
Lucent Technologies Inc./(1)/           78,480         98,885
Motorola Inc.                           52,630        455,250
QUALCOMM Inc./(1)/                      17,792        647,451
Scientific-Atlanta Inc.                  3,790         44,949
Tellabs Inc./(1)/                        9,401         68,345
-------------------------------------------------------------
                                                    1,573,267
-------------------------------------------------------------

TELECOMMUNICATIONS - 1.58%
-------------------------------------------------------------
AT&T Wireless Services Inc./(1)/        61,982        350,198
Citizens Communications Co./(1)/         6,672         70,390
Corning Inc./(1)/                       23,827         78,867
Nextel Communications Inc. "A"/(1)/     21,456        247,817
Qwest Communications International
 Inc./(1)/                              38,360        191,800
Sprint Corp. (PCS Group)/(1)/           22,797         99,851
Verizon Communications Inc.             62,593      2,425,479
-------------------------------------------------------------
                                                    3,464,402
-------------------------------------------------------------

TELEPHONE - 2.00%
-------------------------------------------------------------
Alltel Corp.                             7,119        363,069
AT&T Corp.                              17,608        459,745
BellSouth Corp.                         42,855      1,108,659
CenturyTel Inc.                          3,244         95,309
SBC Communications Inc.                 76,136      2,064,047
Sprint Corp. (FON Group)                20,433        295,870
-------------------------------------------------------------
                                                    4,386,699
-------------------------------------------------------------

TEXTILES - 0.08%
-------------------------------------------------------------
Cintas Corp.                             3,936        180,072
-------------------------------------------------------------
                                                      180,072
-------------------------------------------------------------

TOBACCO - 0.98%
-------------------------------------------------------------
Philip Morris Companies Inc.            47,954      1,943,576
R.J. Reynolds Tobacco Holdings Inc.      2,058         86,662

ASSET ALLOCATION MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

                                              SHARES OR
SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

TOBACCO (CONTINUED)
-----------------------------------------------------------------------
UST Inc.                                          3,898   $     130,310
-----------------------------------------------------------------------
                                                              2,160,548
-----------------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.11%
-----------------------------------------------------------------------
Hasbro Inc.                                       3,952          45,646
Mattel Inc.                                       9,995         191,404
-----------------------------------------------------------------------
                                                                237,050
-----------------------------------------------------------------------

TRANSPORTATION - 1.31%
-----------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                8,708         226,495
CSX Corp.                                         4,870         137,870
FedEx Corp.                                       6,813         369,401
Norfolk Southern Corp.                            8,888         177,671
Union Pacific Corp.                               5,786         346,408
United Parcel Service Inc. "B"                   25,563       1,612,514
-----------------------------------------------------------------------
                                                              2,870,359
-----------------------------------------------------------------------

TRUCKING & LEASING - 0.01%
-----------------------------------------------------------------------
Ryder System Inc.                                 1,418          31,820
-----------------------------------------------------------------------
                                                                 31,820
-----------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $194,153,101)                                        186,143,394
-----------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 12.23%
-----------------------------------------------------------------------
U.S. Treasury Bonds
  5.25%,  11/15/28                          $   986,000       1,029,869
  5.25%,  02/15/29                            1,260,000       1,316,651
  5.38%,  02/15/31                              851,000         927,723
  5.50%,  08/15/28                              430,000         464,602
  6.13%,  11/15/27                              908,000       1,060,905
  6.13%,  08/15/29                            1,134,000       1,331,298
  6.25%,  08/15/23                            3,798,000       4,462,057
  6.25%,  05/15/30                            4,754,000       5,689,017
  6.38%,  08/15/27                              412,000         495,205
  6.50%,  11/15/26                            2,760,000       3,359,546
  6.75%,  08/15/26                          $ 1,685,000   $   2,108,159
  6.88%,  08/15/25                            1,170,000       1,479,822
  7.50%,  11/15/24                            1,973,000       2,661,007
  7.63%,  02/15/25                              350,000         478,352
-----------------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $23,699,703)                                          26,864,213
-----------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 4.01%
-----------------------------------------------------------------------
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares                         8,015,767       8,015,767
BlackRock Temp Cash Money Market
 Fund                                           341,442         341,442
Dreyfus Money Market Fund                        29,435          29,435
Goldman Sachs Financial Square
 Prime Obligation Fund                           25,641          25,641
U.S. Treasury Bill
 1.17%/(2)/,  03/27/03/(3)/                 $   400,000         398,917
-----------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $8,811,199)                                            8,811,202
-----------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 101.00%
(Cost $226,664,003)                                         221,818,809
-----------------------------------------------------------------------

Other Assets, Less Liabilities - (1.00%)                     (2,200,933)
-----------------------------------------------------------------------

NET ASSETS - 100.00%                                      $ 219,617,876
=======================================================================

/(1)/    Non-income earning securities.
/(2)/    Yield to Maturity.
/(3)/ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

CORPORATE BONDS & NOTES - 27.21%

AEROSPACE / DEFENSE - 0.60%
-----------------------------------------------------------------------
Goodrich (B.F.) Co.
  6.45%,  12/15/07                          $   100,000   $     102,064
Lockheed Martin Corp.
  8.20%,  12/01/09                            1,000,000       1,235,808
Northrop Grumman Corp.
  7.75%,  02/15/31                              250,000         299,716
Raytheon Co.
  7.38%,  07/15/25                            1,000,000       1,073,018
United Technologies Corp.
  6.63%,  11/15/04                            1,000,000       1,082,155
-----------------------------------------------------------------------
                                                              3,792,761
-----------------------------------------------------------------------

AIRLINES - 0.23%
-----------------------------------------------------------------------
American Airlines Inc.
  7.02%,  10/15/09                              157,000         149,082
Continental Airlines Inc.
  6.65%,  09/15/17                              886,881         774,838
Delta Air Lines Inc.
  7.57%,  11/18/10                              500,000         499,483
-----------------------------------------------------------------------
                                                              1,423,403
-----------------------------------------------------------------------

AUTO MANUFACTURERS - 0.40%
-----------------------------------------------------------------------
DaimlerChrysler NA Holding Corp.
  7.20%,  09/01/09                              500,000         555,868
  8.50%,  01/18/31                              500,000         615,358
Ford Motor Company
  6.63%,  10/01/28                            1,125,000         897,000
General Motors Corp.
  6.75%,  05/01/28                              500,000         435,422
-----------------------------------------------------------------------
                                                              2,503,648
-----------------------------------------------------------------------

BANKS - 7.11%
-----------------------------------------------------------------------
ABN Amro Bank NV
  7.13%,  06/18/07                              250,000         280,637
Anthem Inc.
  6.80%,  08/01/12                              250,000         272,025
Banco Santander Central Hispano
  Issuances
  7.63%,  09/14/10                              500,000         568,716
Bank of America Corp.
  6.25%,  04/01/08                            1,000,000       1,121,530
Bank of Tokyo-Mitsubishi Ltd.
  8.40%,  04/15/10                              250,000         295,818
Bank One Corp.
  5.90%,  11/15/11                            1,000,000       1,084,090
BankBoston Corp.
  6.50%,  12/19/07                              500,000         557,390
Bankers Trust Corp.
  7.25%,  10/15/11                              250,000         281,821
Chase Manhattan Corp.
  5.75%,  04/15/04                            1,000,000       1,040,875
Credit Suisse First Boston
  5.75%,  04/15/07                          $   500,000   $     535,240
  6.38%,  12/16/35                            1,000,000       1,115,306
  6.50%,  01/15/12                              500,000         534,379
European Investment Bank
  4.00%,  08/30/05                              500,000         526,712
  4.63%,  03/01/07                            1,000,000       1,072,063
First Union Capital Corp.
  8.04%,  12/01/26                            1,000,000       1,127,616
First Union Corp.
  6.63%,  07/15/05                              500,000         547,973
First Union National Bank
  7.74%,  05/17/32                            1,584,633       1,791,573
Fleet Credit Card Master Trust II
  3.86%,  03/15/07                            6,870,000       7,101,713
Household Finance Corp.
  6.40%,  06/17/08                              250,000         266,584
HSBC Holdings PLC
  5.25%,  12/12/12                              250,000         256,245
HSBC USA Inc.
  7.00%,  11/01/06                              250,000         280,648
International Bank for
 Reconstruction & Development
  4.13%,  08/12/09                              500,000         520,969
  6.38%,  07/21/05                            1,000,000       1,106,068
  7.00%,  01/27/05                            1,500,000       1,657,201
John Deere Capital Corp.
  7.00%,  03/15/12                              500,000         579,713
KeyCorp
  6.75%,  03/15/06                            1,500,000       1,648,296
KFW International Finance Inc.
  7.63%,  02/15/04                            1,000,000       1,057,363
  8.00%,  02/15/10                              250,000         298,080
Korea Development Bank
  7.13%,  04/22/04                            1,000,000       1,063,030
LB Commercial Conduit Mortgage
 Trust
  6.78%,  06/15/31                            6,000,000       6,830,780
Lehman Brothers Holdings
  6.63%,  04/01/04                              250,000         263,559
Mellon Funding Corp.
  6.38%,  02/15/10                              500,000         560,140
National City Corp.
  7.20%,  05/15/05                              500,000         550,082
NationsBank Corp.
  7.75%,  08/15/15                            1,000,000       1,230,080
PNC Funding Corp.
  5.75%,  08/01/06                              250,000         267,613
Regency Centers LP
  7.40%,  04/01/04                              250,000         263,841
Royal Bank of Scotland Group PLC
  5.00%,  10/01/14                              250,000         251,692
Sanwa Bank Ltd.
  7.40%,  06/15/11                              250,000         246,396
Simon Property Group LP
  6.35%,  08/28/12/(1)/                         250,000         260,716

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

BANKS (CONTINUED)
-----------------------------------------------------------------------
SLM Corp.
  5.13%,  08/27/12                          $   250,000   $     256,403
Sprint Capital Corp.
  8.38%,  03/15/12                              500,000         497,500
SunTrust Banks Inc.
  5.05%,  07/01/07                              500,000         536,319
Tyco Capital Corp.
  7.63%,  08/16/05                            1,045,000       1,124,265
Union Bank of Switzerland
  7.25%,  07/15/06                              250,000         283,180
US Bank NA Minnesota
  6.38%,  08/01/11                            1,000,000       1,121,554
Wells Fargo & Company
  6.63%,  07/15/04                              500,000         534,878
Wells Fargo Bank NA
  7.55%,  06/21/10                            1,000,000       1,190,034
-----------------------------------------------------------------------
                                                             44,858,706
-----------------------------------------------------------------------

BEVERAGES - 0.48%
-----------------------------------------------------------------------
Anheuser-Busch Companies Inc.
  6.80%,  01/15/31                              500,000         583,550
Bottling Group LLC
  4.63%,  11/15/12/(1)/                         100,000          99,955
Coca-Cola Enterprises Inc.
  5.25%,  05/15/07                              500,000         537,574
  6.13%,  08/15/11                              250,000         276,273
  8.50%,  02/01/22                              250,000         323,459
Diageo Capital PLC
  6.13%,  08/15/05                            1,000,000       1,094,911
PepsiAmericas Inc.
  3.88%,  09/12/07                              100,000         101,721
-----------------------------------------------------------------------
                                                              3,017,443
-----------------------------------------------------------------------

BUILDING MATERIALS - 0.04%
-----------------------------------------------------------------------
Masco Corp.
  5.88%,  07/15/12                              250,000         262,929
-----------------------------------------------------------------------
                                                                262,929
-----------------------------------------------------------------------

CHEMICALS - 0.25%
-----------------------------------------------------------------------
Chevron Phillips Chemical Co.
  5.38%,  06/15/07                              500,000         523,979
Dow Chemical Co. (The)
  6.00%,  10/01/12                              250,000         255,501
  8.63%,  04/01/06                              500,000         561,014
Du Pont (E.I.) de Nemours
  6.75%,  10/15/04                              250,000         271,281
-----------------------------------------------------------------------
                                                              1,611,775
-----------------------------------------------------------------------

COMMERCIAL SERVICES - 0.04%
-----------------------------------------------------------------------
Hertz Corp.
  8.25%,  06/01/05                              250,000         254,022
-----------------------------------------------------------------------
                                                                254,022
-----------------------------------------------------------------------

COMPUTER SYSTEMS - 0.02%
-----------------------------------------------------------------------
Computer Sciences Corp.
  7.38%,  06/15/11                          $   100,000   $     114,631
-----------------------------------------------------------------------
                                                                114,631
-----------------------------------------------------------------------

COMPUTERS - 0.33%
-----------------------------------------------------------------------
Hewlett-Packard Co.
  5.50%,  07/01/07                              500,000         536,245
International Business Machines
 Corp.
  4.75%,  11/29/12                              500,000         501,935
  4.88%,  10/01/06                            1,000,000       1,067,194
-----------------------------------------------------------------------
                                                              2,105,374
-----------------------------------------------------------------------

COSMETICS / PERSONAL CARE - 0.19%
-----------------------------------------------------------------------
Procter & Gamble Co.
  6.88%,  09/15/09                            1,000,000       1,179,537
-----------------------------------------------------------------------
                                                              1,179,537
-----------------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.04%
-----------------------------------------------------------------------
Costco Wholesale Corp.
  5.50%,  03/15/07                              250,000         269,020
-----------------------------------------------------------------------
                                                                269,020
-----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 6.57%
-----------------------------------------------------------------------
American Express Co.
  3.75%,  11/20/07                              250,000         253,046
American General Finance Corp.
  5.88%,  07/14/06                            1,000,000       1,076,455
Associates Corp. NA
  6.88%,  11/15/08                              410,000         464,583
  6.95%,  11/01/18                              250,000         283,282
AXA Financial Inc.
  7.75%,  08/01/10                            1,000,000       1,131,546
Bear Stearns Companies Inc.
  6.63%,  10/01/04                            1,000,000       1,073,494
Boeing Capital Corp.
  5.65%,  05/15/06                            1,500,000       1,571,728
BP Capital Market PLC
  4.00%,  04/29/05                              250,000         261,326
Burlington Resources Finance
  7.20%,  08/15/31                              250,000         286,231
Capital One Bank
  6.88%,  02/01/06                            1,000,000         967,452
Citigroup Inc.
  5.70%,  02/06/04                              500,000         520,078
  6.00%,  02/21/12                              500,000         548,698
  6.63%,  06/15/32                              250,000         272,932
  6.75%,  12/01/05                            1,000,000       1,111,975
  7.25%,  10/01/10                              500,000         580,434
Countrywide Home Loans Inc.
  3.50%,  12/19/05                              250,000         252,218
  5.63%,  05/15/07                              500,000         534,812

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
-----------------------------------------------------------------------
Ford Credit Auto Owner Trust
  3.62%,  01/15/06                          $ 1,000,000   $   1,019,849
  4.36%,  09/15/36                            2,000,000       2,094,604
Ford Motor Credit Co.
  6.88%,  02/01/06                            1,000,000       1,001,752
  7.25%,  10/25/11                              500,000         485,838
  7.50%,  03/15/05                            1,000,000       1,020,264
  7.88%,  06/15/10                            1,000,000       1,006,264
FPL Group Capital Inc.
  7.38%,  06/01/09                              100,000         110,701
General Electric Capital Corp.
  5.38%,  03/15/07                            1,100,000       1,177,476
  6.50%,  12/10/07                            1,000,000       1,127,721
  6.75%,  03/15/32                            1,000,000       1,105,590
General Motors Acceptance Corp.
  5.71%,  10/15/38                            1,000,000       1,078,196
  6.13%,  09/15/06                              500,000         508,063
  6.75%,  01/15/06                            1,000,000       1,035,621
  6.88%,  09/15/11                            1,000,000         997,260
  7.25%,  03/02/11                              500,000         509,515
  7.72%,  12/15/09                            1,707,000       2,031,799
Goldman Sachs Group Inc.
  5.70%,  09/01/12                              250,000         260,011
  6.60%,  01/15/12                              250,000         276,249
  6.88%,  01/15/11                              250,000         279,060
  7.63%,  08/17/05                              500,000         563,880
Household Finance Corp.
  5.75%,  01/30/07                              250,000         261,654
  6.50%,  01/24/06                              750,000         798,691
  8.00%,  07/15/10                            1,000,000       1,129,687
JP Morgan Chase & Co.
  6.75%,  02/01/11                            1,000,000       1,087,219
Lehman Brothers Inc.
  7.63%,  06/01/06                            1,000,000       1,130,338
MBNA America Bank NA
  5.38%,  01/15/08                              500,000         513,002
Merrill Lynch & Co. Inc.
  4.00%,  11/15/07                              100,000         101,020
  6.00%,  02/17/09                            1,000,000       1,086,544
Morgan Stanley
  6.02%,  02/15/33                              564,103         603,792
  7.75%,  06/15/05                            1,000,000       1,115,711
  8.00%,  06/15/10                            1,000,000       1,187,880
National Rural Utilities
  6.50%,  03/01/07                              500,000         550,041
  7.25%,  03/01/12                              500,000         573,459
Sears Roebuck Acceptance Corp.
  7.00%,  06/01/32                              500,000         419,146
Textron Finance Corp.
  6.00%,  11/20/09                              200,000         208,537
Toyota Motor Credit Corp.
  2.80%,  01/18/06                              100,000         100,889
Verizon Global Funding Corp.
  7.75%,  12/01/30                              500,000         582,278
Washington Mutual Inc.
  7.50%,  08/15/06                          $ 1,000,000   $   1,124,461
-----------------------------------------------------------------------
                                                             41,454,352
-----------------------------------------------------------------------

ELECTRIC - 1.28%
-----------------------------------------------------------------------
American Electric Power Inc.,
 Series A
  6.13%,  05/15/06                              100,000          98,480
Commonwealth Edison
  7.00%,  07/01/05                              500,000         551,742
Consolidated Edison Inc.
  4.88%,  02/01/13                              200,000         202,773
Constellation Energy Group
  7.60%,  04/01/32                              250,000         255,527
Consumers Energy Co.
  6.00%,  03/15/05                              500,000         495,623
Dominion Resources Inc.
  7.63%,  07/15/05                              500,000         548,508
  8.13%,  06/15/10                              500,000         581,700
DTE Energy Co.
  7.05%,  06/01/11                              500,000         554,890
FirstEnergy Corp.
  5.50%,  11/15/06                              500,000         502,823
  7.38%,  11/15/31                              250,000         242,346
Florida Power & Light Co.
  4.85%,  02/01/13                              150,000         153,231
KN Energy Inc.
  7.25%,  03/01/28                              250,000         255,520
MidAmerican Energy Co.
  6.75%,  12/30/31                              250,000         260,181
Niagara Mohawk Power Corp.
  7.63%,  10/01/05                              529,268         586,435
Northern States Power Co.
  8.00%,  08/28/12/(1)/                         250,000         283,405
Oncor Electric Delivery
  6.38%,  05/01/12/(1)/                         500,000         514,981
Progress Energy Inc.
  7.75%,  03/01/31                              500,000         568,266
PSEG Energy Holdings Inc.
  8.50%,  06/15/11                              250,000         203,750
Union Electric Co.
  5.25%,  09/01/12                              100,000         104,775
Wisconsin Energy Corp.
  5.88%,  04/01/06                              500,000         543,299
  6.50%,  04/01/11                              500,000         554,493
-----------------------------------------------------------------------
                                                              8,062,748
-----------------------------------------------------------------------

FOOD - 1.19%
-----------------------------------------------------------------------
Albertson's Inc.
  7.45%,  08/01/29                              500,000         552,215
Archer-Daniels-Midland Co.
  8.38%,  04/15/17                              500,000         656,716
ConAgra Foods Inc.
  6.00%,  09/15/06                              500,000         547,127
  7.40%,  09/15/04                              500,000         541,793

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

FOOD (CONTINUED)
-----------------------------------------------------------------------
General Mills Inc.
  5.13%,  02/15/07                          $ 1,000,000   $   1,062,432
Heinz (H.J.) Co.
  6.63%,  07/15/11/(1)/                         250,000         282,918
Kellogg Co.
  6.60%,  04/01/11                            1,000,000       1,126,245
Kraft Foods Inc.
  5.63%,  11/01/11                              500,000         534,532
  6.50%,  11/01/31                              500,000         549,425
McDonald's Corp.
  3.88%,  08/15/07                              250,000         255,796
Safeway Inc.
  6.50%,  11/15/08                            1,000,000       1,101,646
Tyson Foods Inc.
  8.25%,  10/01/11                              250,000         295,579
-----------------------------------------------------------------------
                                                              7,506,424
-----------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.39%
-----------------------------------------------------------------------
International Paper Co.
  6.75%,  09/01/11                              500,000         556,355
MeadWestvaco Corp.
  6.85%,  04/01/12                              250,000         277,407
Weyerhaeuser Co.
  6.00%,  08/01/06                              500,000         527,597
  6.13%,  03/15/07                            1,000,000       1,070,588
-----------------------------------------------------------------------
                                                              2,431,947
-----------------------------------------------------------------------

GAS - 0.11%
-----------------------------------------------------------------------
KeySpan Corp.
  7.63%,  11/15/10                              500,000         592,383
Southern California Gas Co.
  4.80%,  10/01/12                              100,000         100,708
-----------------------------------------------------------------------
                                                                693,091
-----------------------------------------------------------------------

HAND/MACHINE TOOLS - 0.02%
-----------------------------------------------------------------------
Emerson Electric Co.
  5.00%,  12/15/14                              150,000         152,970
-----------------------------------------------------------------------
                                                                152,970
-----------------------------------------------------------------------

HEALTH CARE - 0.04%
-----------------------------------------------------------------------
Tenet Healthcare Corp.
  5.00%,  07/01/07                              250,000         226,250
-----------------------------------------------------------------------
                                                                226,250
-----------------------------------------------------------------------

HOUSEHOLD PRODUCTS/WARES - 0.19%
-----------------------------------------------------------------------
Newell Rubbermaid Inc.
  4.63%,  12/15/09                              100,000         102,012
Unilever Capital Corp.
  6.88%,  11/01/05                            1,000,000       1,121,218
-----------------------------------------------------------------------
                                                              1,223,230
-----------------------------------------------------------------------

INSURANCE - 0.20%
-----------------------------------------------------------------------
Allstate Corp.
  7.20%,  12/01/09                          $ 1,000,000   $   1,159,727
MetLife Inc.
  6.50%,  12/15/32                              100,000         103,793
-----------------------------------------------------------------------
                                                              1,263,520
-----------------------------------------------------------------------

MACHINERY - CONSTRUCTION & MINING - 0.19%
-----------------------------------------------------------------------
Caterpillar Inc.
  7.25%,  09/15/09                            1,000,000       1,171,235
-----------------------------------------------------------------------
                                                              1,171,235
-----------------------------------------------------------------------

MANUFACTURING - 0.10%
-----------------------------------------------------------------------
Norsk Hydro ASA
  6.36%,  01/15/09                              590,000         640,028
-----------------------------------------------------------------------
                                                                640,028
-----------------------------------------------------------------------

MEDIA - 0.97%
-----------------------------------------------------------------------
AOL Time Warner Inc.
  6.88%,  05/01/12                              500,000         528,052
Comcast Cable Communications
  8.38%,  05/01/07                              500,000         560,982
Liberty Media Corp.
  7.88%,  07/15/09                              500,000         542,258
TCI Communications Inc.
  8.75%,  08/01/15                            1,000,000       1,150,993
Time Warner Entertainment Co.
  8.38%,  03/15/23                            1,000,000       1,125,281
Viacom Inc.
  5.63%,  08/15/12                              250,000         266,708
  7.75%,  06/01/05                            1,000,000       1,120,353
Walt Disney Co. (The)
  6.38%,  03/01/12                              250,000         273,443
  6.75%,  03/30/06                              500,000         546,025
-----------------------------------------------------------------------
                                                              6,114,095
-----------------------------------------------------------------------

MINING - 0.19%
-----------------------------------------------------------------------
Alcoa Inc.
  7.38%,  08/01/10                            1,000,000       1,182,055
-----------------------------------------------------------------------
                                                              1,182,055
-----------------------------------------------------------------------

MULTI-NATIONAL - 0.47%
-----------------------------------------------------------------------
Asian Development Bank
  6.75%,  06/11/07                            1,000,000       1,152,942
Inter-American Development Bank
  7.38%,  01/15/10                            1,000,000       1,233,949
  8.50%,  03/15/11                              450,000         581,594
-----------------------------------------------------------------------
                                                              2,968,485
-----------------------------------------------------------------------

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT - 0.02%
-----------------------------------------------------------------------
Pitney Bowes Inc.
  5.95%,  02/01/05                          $   150,000   $     161,057
-----------------------------------------------------------------------
                                                                161,057
-----------------------------------------------------------------------

OIL & GAS PRODUCERS - 1.15%
-----------------------------------------------------------------------
Amerada Hess Corp.
  7.30%,  08/15/31                              500,000         543,339
Anadarko Petroleum Corp.
  7.15%,  05/15/28                              500,000         554,091
Conoco Funding Co.
  6.35%,  10/15/11                              500,000         558,340
Conoco Inc.
  5.90%,  04/15/04                            1,000,000       1,046,794
Devon Financing Corp. ULC
  6.88%,  09/30/11                            1,000,000       1,113,857
Marathon Oil Corp.
  6.13%,  03/15/12                              500,000         533,034
Occidental Petroleum Corp.
  7.20%,  04/01/28                              250,000         280,269
Petroleos Mexicanos
  9.38%,  12/02/08                            1,000,000       1,155,000
Phillips 66 Capital Trust II
  8.00%,  01/15/37                            1,000,000       1,082,412
Transocean Inc.
  6.75%,  04/15/05                              250,000         270,128
Union Oil Co. of California
  5.05%,  10/01/12                              100,000          99,954
-----------------------------------------------------------------------
                                                              7,237,218
-----------------------------------------------------------------------

PHARMACEUTICALS - 0.21%
-----------------------------------------------------------------------
Abbott Laboratories
  5.13%,  07/01/04                              250,000         262,437
American Home Products Corp.
  6.25%,  03/15/06                              500,000         543,223
Bristol-Myers Squibb Co.
  5.75%,  10/01/11                              500,000         532,428
-----------------------------------------------------------------------
                                                              1,338,088
-----------------------------------------------------------------------

PIPELINES - 0.25%
-----------------------------------------------------------------------
Duke Energy Field Services Corp.
  7.50%,  08/16/05                              500,000         527,066
  7.88%,  08/16/10                              500,000         529,162
Kinder Morgan Energy Partners LP
  5.35%,  08/15/07                              500,000         523,203
-----------------------------------------------------------------------
                                                              1,579,431
-----------------------------------------------------------------------

PUBLISHING - 0.17%
-----------------------------------------------------------------------
News America Holdings Inc.
  7.60%,  10/11/15                            1,000,000       1,055,996
-----------------------------------------------------------------------
                                                              1,055,996
-----------------------------------------------------------------------

REAL ESTATE - 0.09%
-----------------------------------------------------------------------
EOP Operating LP
  7.00%,  07/15/11                          $   500,000   $     544,782
-----------------------------------------------------------------------
                                                                544,782
-----------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.02%
-----------------------------------------------------------------------
Archstone-Smith Trust
  5.00%,  08/15/07                              100,000         102,088
-----------------------------------------------------------------------
                                                                102,088
-----------------------------------------------------------------------

RETAIL - 0.52%
-----------------------------------------------------------------------
Fred Meyer Inc.
  7.45%,  03/01/08                            1,000,000       1,136,628
May Department Stores Co.
  7.90%,  10/15/07                              250,000         292,170
Target Corp.
  7.00%,  07/15/31                              500,000         566,392
Wal-Mart Stores Inc.
  7.55%,  02/15/30                            1,000,000       1,263,581
-----------------------------------------------------------------------
                                                              3,258,771
-----------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.08%
-----------------------------------------------------------------------
Motorola Inc.
  6.75%,  02/01/06                              500,000         517,500
-----------------------------------------------------------------------
                                                                517,500
-----------------------------------------------------------------------

TELECOMMUNICATIONS - 0.86%
-----------------------------------------------------------------------
Alltel Corp.
  7.00%,  07/01/12                              250,000         288,114
AT&T Wireless Services Inc.
  7.88%,  03/01/11                              750,000         753,750
British Telecom PLC
  7.88%,  12/15/05                              500,000         563,853
  8.38%,  12/15/10                              500,000         599,449
Citizens Communications
  8.50%,  05/15/06                              500,000         553,698
Cox Communications Inc.
  7.50%,  08/15/04                            1,000,000       1,062,503
Verizon Wireless Inc.
  5.38%,  12/15/06                            1,000,000       1,044,686
Vodafone Group PLC
  7.75%,  02/15/10                              500,000         589,693
-----------------------------------------------------------------------
                                                              5,455,746
-----------------------------------------------------------------------

TELEPHONE - 1.26%
-----------------------------------------------------------------------
AT&T Corp.
  6.50%,  11/15/06                              500,000         534,402
  8.50%,  11/15/31                              500,000         551,117
BellSouth Corp.
  6.00%,  10/15/11                              500,000         548,292
  6.88%,  10/15/31                              500,000         560,442
Deutsche Telekom International
 Finance AG
  8.50%,  06/15/10                            1,000,000       1,151,734

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

TELEPHONE (CONTINUED)
-----------------------------------------------------------------------
France Telecom SA
  8.70%,  03/01/06                           $  200,000   $     218,973
  9.25%,  03/01/11                              250,000         289,068
  10.00%, 03/01/31                              250,000         304,334
Koninklijke KPN NV
  8.00%,  10/01/10                              500,000         585,538
Pacific Bell
  7.13%,  03/15/26                              500,000         577,356
Sprint Capital Corp.
  6.13%,  11/15/08                            1,000,000         910,000
Telefonica Europe BV
  8.25%,  09/15/30                              500,000         614,043
Verizon New York Inc.
  7.38%,  04/01/32                              500,000         578,188
Verizon Pennsylvania Inc.
  5.65%,  11/15/11                              500,000         524,237
-----------------------------------------------------------------------
                                                              7,947,724
-----------------------------------------------------------------------

TOBACCO - 0.13%
-----------------------------------------------------------------------
Philip Morris
  7.00%,  07/15/05                              250,000         271,541
RJ Reynolds Tobacco Holdings Inc.
  6.50%,  06/01/07                              500,000         521,662
-----------------------------------------------------------------------
                                                                793,203
-----------------------------------------------------------------------

TRANSPORTATION - 0.81%
-----------------------------------------------------------------------
Burlington Northern Santa Fe Corp.
  7.13%,  12/15/10                            1,000,000       1,153,804
Canadian National Railway Co.
  6.45%,  07/15/06                              800,000         876,670
CSX Corp.
  7.95%,  05/01/27                              580,000         711,614
Norfolk Southern Corp.
  7.70%,  05/15/17                            1,000,000       1,223,400
Union Pacific Corp.
  6.79%,  11/09/07                            1,000,000       1,138,823
-----------------------------------------------------------------------
                                                              5,104,311
-----------------------------------------------------------------------

TOTAL CORPORATE BONDS & NOTES
(Cost: $160,493,844)                                        171,579,594
-----------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS & NOTES/(3)/ - 1.82%
-----------------------------------------------------------------------
British Columbia (Province of)
  6.50%,  01/15/26                              250,000         286,422
Canada (Government of)
  5.25%,  11/05/08                              250,000         276,295
Hydro-Quebec
  6.30%,  05/11/11                              500,000         569,254
Italy (Republic of)
  4.38%,  10/25/06                            1,000,000       1,055,147
  6.00%,  02/22/11                            1,000,000       1,113,629
Malaysia (Government of)
  7.50%,  07/15/11                              250,000         287,425
Manitoba (Province of)
  4.25%,  11/20/06                          $ 1,000,000   $   1,053,430
Mexico Government International
  Bond
  9.88%,  01/15/07                            1,000,000       1,194,000
New Brunswick (Province of)
  3.50%,  10/23/07                              150,000         152,356
Nova Scotia (Province of)
  5.75%,  02/27/12                              500,000         548,904
Ontario (Province of)
  7.63%,  06/22/04                            1,000,000       1,080,618
Quebec (Province of)
  5.75%,  02/15/09                            1,000,000       1,112,044
  6.13%,  01/22/11                            1,000,000       1,110,347
United Mexican States
  8.13%,  12/30/19                            1,000,000       1,055,000
  8.50%,  02/01/06                              500,000         566,250
-----------------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
 BONDS & NOTES
(Cost: $10,660,263)                                          11,461,121
-----------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS - 69.92%

U.S. GOVERNMENT SECURITIES - 21.47%
-----------------------------------------------------------------------
U.S. Treasury Bonds
  5.25%,  02/15/29                            1,700,000       1,776,434
  5.38%,  02/15/31                            1,500,000       1,635,234
  6.00%,  02/15/26                            1,800,000       2,062,759
  6.13%,  11/15/27                            2,600,000       3,037,835
  6.25%,  05/15/30                              700,000         837,676
  6.50%,  11/15/26                            1,500,000       1,825,840
  7.13%,  02/15/23                            2,700,000       3,476,882
  7.25%,  05/15/16                            1,800,000       2,304,844
  7.63%,  02/15/25                            3,200,000       4,373,501
  8.00%,  11/15/21                            4,250,000       5,921,776
  8.13%,  08/15/19                            1,850,000       2,576,848
  8.13%,  05/15/21                            2,000,000       2,811,016
  8.75%,  11/15/08                              500,000         531,230
  8.75%,  05/15/17                            1,600,000       2,313,250
  8.75%,  05/15/20                            1,800,000       2,654,579
  9.13%,  05/15/18                            1,500,000       2,247,070
  9.25%,  02/15/16                              600,000         890,344
  9.38%,  02/15/06                              800,000         975,906
  9.88%,  11/15/15                              400,000         617,500
  10.38%, 11/15/09                            3,100,000       3,591,400
  10.38%, 11/15/12                            1,300,000       1,737,531
  11.25%, 02/15/15                              650,000       1,082,479
  11.75%, 11/15/14                              500,000         751,894
  12.50%, 08/15/14                              400,000         614,641
  12.75%, 11/15/10                            2,200,000       2,847,282
  13.25%, 05/15/14                              850,000       1,333,338
  13.88%, 05/15/11                              600,000         823,898
U.S. Treasury Notes
  1.88%,  09/30/04                            3,000,000       3,020,976
  2.13%,  08/31/04                            4,750,000       4,802,882
  2.88%,  06/30/04                            2,000,000       2,044,218

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES (CONTINUED)
-----------------------------------------------------------------------
  3.00%,  11/15/07                          $ 1,000,000   $   1,012,031
  3.25%,  12/31/03                            5,000,000       5,100,000
  3.25%,  05/31/04                            5,800,000       5,954,518
  3.38%,  04/30/04                            1,100,000       1,129,777
  3.50%,  11/15/06                            2,300,000       2,393,437
  3.63%,  03/31/04                            1,600,000       1,646,000
  4.00%,  11/15/12                            3,100,000       3,143,837
  4.38%,  05/15/07                            2,000,000       2,147,656
  4.38%,  08/15/12                            2,650,000       2,769,973
  4.63%,  05/15/06                            1,000,000       1,078,516
  4.75%,  11/15/08                              900,000         982,406
  4.88%,  02/15/12                            2,500,000       2,714,745
  5.00%,  08/15/11                            1,800,000       1,973,812
  5.50%,  05/15/09                              800,000         907,656
  5.63%,  02/15/06                            1,000,000       1,107,344
  5.63%,  05/15/08                            2,500,000       2,836,327
  5.75%,  11/15/05                            4,200,000       4,642,806
  5.75%,  08/15/10                            1,600,000       1,839,626
  5.88%,  02/15/04                            1,000,000       1,051,523
  5.88%,  11/15/04                            1,800,000       1,944,070
  6.00%,  08/15/04                            4,200,000       4,509,750
  6.00%,  08/15/09                            2,000,000       2,325,312
  6.13%,  08/15/07                            3,100,000       3,564,758
  6.25%,  02/15/07                            1,200,000       1,376,766
  6.50%,  05/15/05                            1,000,000       1,110,039
  6.50%,  02/15/10                            1,800,000       2,151,562
  6.75%,  05/15/05                            4,000,000       4,459,532
  6.88%,  05/15/06                            1,100,000       1,265,602
  7.00%,  07/15/06                            1,400,000       1,623,180
  7.88%,  11/15/04                            1,000,000       1,116,680
-----------------------------------------------------------------------
                                                            135,400,304
-----------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES - 35.34%
-----------------------------------------------------------------------
Federal Home Loan Mortgage
 Corporation
  5.00%,  01/01/18/(2)/                       6,000,000       6,144,372
  5.50%,  01/01/17                            1,768,242       1,836,246
  5.50%,  03/01/17                            4,478,930       4,650,889
  5.50%,  04/01/17                            1,863,731       1,935,285
  5.50%,  01/01/33/(2)/                       3,000,000       3,057,186
  5.50%,  01/21/33/(2)/                       3,000,000       3,108,750
  6.00%,  11/01/16                              817,784         856,206
  6.00%,  02/01/17                              849,291         889,194
  6.00%,  04/01/17                              875,204         915,800
  6.00%,  05/01/17                              834,114         872,803
  6.00%,  06/01/17                              907,928         950,041
  6.00%,  09/01/32                           14,458,524      14,971,418
  6.00%,  11/01/32                            2,272,931       2,353,560
  6.50%,  01/01/17                            7,116,722       7,525,978
  6.50%,  06/01/31                            1,617,981       1,686,131
  6.50%,  09/01/31                              742,492         773,766
  6.50%,  11/01/31                            6,067,004       6,322,549
  6.50%,  01/14/33/(2)/                       4,000,000       4,165,000
  7.00%,  02/01/16                            2,730,081       2,904,439
  7.00%,  12/01/31                            3,207,148       3,370,896
  7.00%,  01/01/32                            4,182,210       4,395,742
  7.00%,  04/01/32                          $ 2,161,316   $   2,272,425
  7.50%,  06/01/27                            1,365,888       1,458,131
  7.50%,  01/01/28                            2,353,935       2,512,904
  7.50%,  10/01/29                            2,031,309       2,171,677
  8.00%,  12/01/24                            5,129,683       5,569,854
Federal National Mortgage
 Association
  5.00%,  01/01/18/(2)/                       2,000,000       2,048,124
  5.50%,  01/01/18/(2)/                       2,000,000       2,071,876
  5.50%,  01/01/33/(2)/                       4,000,000       4,078,752
  6.00%,  06/01/16                              759,315         794,862
  6.00%,  07/01/16                              839,477         878,777
  6.00%,  01/01/17                              921,519         964,660
  6.00%,  01/01/18/(2)/                       8,000,000       8,360,000
  6.00%,  12/01/32                           10,994,188      11,380,755
  6.00%,  01/14/33/(2)/                      10,000,000      10,334,380
  6.50%,  02/01/17                            2,587,432       2,735,592
  6.50%,  01/01/29                           18,074,242      18,849,265
  6.50%,  03/01/32                              397,430         413,994
  6.50%,  08/01/32                           13,849,020      14,426,194
  6.50%,  09/01/32                            2,718,405       2,831,697
  7.00%,  03/01/30                            4,956,210       5,217,495
  7.00%,  08/01/31                            3,413,871       3,590,859
  7.00%,  02/01/32                            4,136,038       4,350,320
  7.50%,  06/01/30                              351,424         373,231
  7.50%,  07/01/31                              515,134         547,348
Government National Mortgage
 Association
  6.00%,  01/01/33/(2)/                       7,000,000       7,280,000
  6.50%,  09/15/31                              595,063         624,981
  6.50%,  03/15/32                              861,689         905,026
  6.50%,  04/15/32                              847,588         890,217
  6.50%,  05/15/32                            9,837,072      10,331,818
  6.50%,  01/01/33/(2)/                       4,000,000       4,195,000
  7.00%,  09/15/31                            8,306,171       8,809,419
  7.50%,  12/15/23                            7,293,827       7,840,467
-----------------------------------------------------------------------
                                                            222,796,351
-----------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.11%
-----------------------------------------------------------------------
Federal Home Loan Bank
  5.38%,  05/15/06                            3,000,000       3,278,469
  5.95%,  07/28/08                            3,500,000       3,967,362
  6.09%,  06/02/06                            1,500,000       1,674,751
  6.75%,  08/15/07                              700,000         813,109
Federal Home Loan Mortgage
 Corporation
  3.25%,  01/15/04                            5,000,000       5,098,280
  3.50%,  09/15/07                            1,500,000       1,531,247
  4.75%,  10/11/12                            4,000,000       4,041,250
  5.50%,  07/15/06                            1,600,000       1,758,822
  5.75%,  03/15/09                              500,000         561,461
  5.75%,  01/15/12                            2,200,000       2,447,938
  6.25%,  07/15/32                            2,160,000       2,446,904
  6.75%,  09/15/29                               70,000          82,897
  6.88%,  01/15/05                            3,500,000       3,851,460
  6.88%,  09/15/10                              200,000         238,541

BOND INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
-----------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
-----------------------------------------------------------------------
  7.00%,  07/15/05                          $ 1,000,000   $   1,121,798
Federal National Mortgage
 Association
  0.00%,  06/01/17                            1,000,000         453,325
  3.00%,  06/15/04                            3,000,000       3,064,869
  3.13%,  11/15/03                            1,000,000       1,015,850
  3.50%,  09/15/04                            3,800,000       3,917,496
  3.88%,  03/15/05                            6,000,000       6,268,344
  5.13%,  02/13/04                            7,004,000       7,297,314
  5.25%,  03/22/07                            2,000,000       2,094,060
  5.25%,  01/15/09                            1,000,000       1,094,067
  5.50%,  03/15/11                            3,300,000       3,616,813
  5.88%,  02/02/06                            1,700,000       1,874,956
  6.00%,  05/15/11                            1,500,000       1,695,545
  6.25%,  02/01/11                            1,000,000       1,119,091
  6.38%,  06/15/09                              394,000         455,900
  6.50%,  08/15/04                            1,500,000       1,617,003
  6.63%,  10/15/07                            1,000,000       1,157,660
  6.63%,  11/15/10                            2,000,000       2,348,240
  7.00%,  07/15/05                            3,500,000       3,923,955
  7.25%,  01/15/10                              800,000         969,376
Financing Corp.
  8.60%,  09/26/19                            1,150,000       1,586,953
  9.65%,  11/02/18                              500,000         745,442
Tennessee Valley Authority
  6.25%,  12/15/17                            1,600,000       1,805,798
  6.88%,  12/15/43                            1,000,000       1,064,037
  7.13%,  05/01/30                              450,000         558,818
-----------------------------------------------------------------------
                                                             82,659,201
-----------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AND
 AGENCY OBLIGATIONS
(Cost: $423,510,852)                                        440,855,856
-----------------------------------------------------------------------

SECURITY                                         SHARES           VALUE
-----------------------------------------------------------------------

SHORT TERM INSTRUMENTS - 15.88%
-----------------------------------------------------------------------
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares                        93,946,388   $  93,946,388
BlackRock Temp Cash Money Market
 Fund                                         5,315,885       5,315,885
Dreyfus Money Market Fund                       458,266         458,266
Goldman Sachs Financial Square
 Prime Obligation Fund                          399,210         399,210
-----------------------------------------------------------------------

TOTAL SHORT TERM INSTRUMENTS
(Cost: $100,119,749)                                        100,119,749
-----------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 114.83%
(Cost $694,784,708)                                         724,016,320
-----------------------------------------------------------------------

Other Assets, Less Liabilities - (14.83%)                   (93,531,745)
-----------------------------------------------------------------------

NET ASSETS - 100.00%                                      $ 630,484,575
=======================================================================

/(1)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
/(2)/   TBA.
/(3)/   Investment is denominated in U.S. Dollars.

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT           VALUE
----------------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 9.00%
----------------------------------------------------------------------
Bank of Nova Scotia
  2.96%,  03/28/03                         $ 20,000,000   $  19,997,683
Bank of Scotland
  1.68%,  02/03/03                           50,000,000      49,994,908
Canadian Imperial Bank of Commerce
  1.34%,  02/20/03                           20,000,000      20,000,000
  2.52%,  05/14/03                           15,000,000      14,992,703
Chase Manhattan Bank USA
  1.34%,  04/03/03                           25,000,000      25,000,000
  1.91%,  01/21/03                            5,000,000       5,000,293
Citibank NA
  1.34%,  03/10/03                           30,000,000      30,000,000
Commerzbank AG
  1.92%,  01/02/03                           30,000,000      30,000,096
Dresdner Bank AG
  2.63%,  03/10/03                           10,000,000      10,023,609
ING Bank NV
  1.80%,  01/21/03                           25,000,000      25,000,000
JP Morgan Chase Bank
  1.75%,  01/27/03                           20,000,000      20,000,000
Toronto-Dominion Bank
  1.34%,  05/07/03                           25,000,000      25,000,000
  1.51%,  11/12/03                           30,000,000      30,003,879
UBS AG
  2.78%,  03/17/03                           10,000,000      10,000,000
World Savings Bank
  1.27%,  02/13/03                           35,000,000      34,998,750
-----------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $350,011,921)                                        350,011,921
-----------------------------------------------------------------------

COMMERCIAL PAPER - 47.00%
-----------------------------------------------------------------------
Accor SA
  1.34%,  02/05/03                           20,000,000      19,973,944
  1.35%,  03/05/03                           20,000,000      19,952,750
Alpine Securitization Corp.
  1.41%,  01/03/03                           10,031,000      10,030,214
Amstel Funding Corp.
  1.38%,  03/07/03                           20,000,000      19,950,167
  1.38%,  06/10/03                           20,000,000      19,877,333
  1.40%,  03/04/03                           15,000,000      14,963,833
  1.40%,  03/17/03                           10,000,000       9,970,833
  1.76%,  02/18/03                           25,000,000      24,941,166
  1.80%,  02/10/03                           20,000,000      19,960,000
  1.82%,  01/13/03                            4,500,000       4,497,270
  1.82%,  01/16/03                           30,000,000      29,977,251
  1.89%,  01/08/03                           15,000,000      14,994,487
Amsterdam Funding Corp.
  1.33%,  05/15/03                           25,000,000      24,876,236
Banque Generale du Luxembourg
  1.73%,  02/06/03                           31,000,000      30,946,215
  1.82%,  01/13/03                           10,000,000       9,993,934
Beta Finance Inc.
  1.76%,  01/08/03                           14,500,000      14,495,038
  1.77%,  04/22/03                           12,000,000      11,934,510
DEPFA Bank PLC
  1.34%,  03/13/03                         $ 20,000,000   $  19,947,144
  1.34%,  03/18/03                           15,000,000      14,957,567
Dorada Finance Inc.
  1.33%,  03/04/03                           25,750,000      25,691,018
  1.40%,  05/19/03                           26,580,000      26,437,354
  1.84%,  01/15/03                            5,000,000       4,996,423
Edison Asset Securitization Corp.
  1.33%,  03/06/03                           30,000,000      29,929,067
  1.35%,  02/12/03                           20,000,000      19,968,500
  1.36%,  05/19/03                           20,000,000      19,895,734
  1.77%,  04/16/03                           20,000,000      19,896,750
Eureka Securitization Inc.
  1.34%,  03/13/03                           20,000,000      19,947,144
Falcon Asset Securitization Corp.
  1.35%,  03/17/03                           18,000,000      17,949,375
Fortis Funding LLC
  1.75%,  04/08/03                           10,000,000       9,952,847
  1.76%,  04/17/03                           10,000,000       9,948,178
  1.76%,  04/21/03                           35,000,000      34,811,778
  1.76%,  04/22/03                           25,000,000      24,864,333
GE Capital Services Inc.
  1.35%,  02/20/03                           25,000,000      24,953,125
GE Financial Assurance Holdings
  1.34%,  03/07/03                           40,000,000      39,903,222
  1.36%,  03/18/03                           25,000,000      24,928,222
  1.78%,  04/17/03                           20,000,000      19,895,178
General Electric Capital Corp.
  1.77%,  02/21/03                           20,000,000      19,949,850
  1.77%,  03/10/03                           20,000,000      19,933,133
Goldman Sachs Group Inc.
  1.82%,  01/06/03                           24,080,000      24,073,913
Intrepid Funding
  1.36%,  03/05/03                           20,000,000      19,952,400
K2 USA LLC
  1.34%,  05/12/03                           15,000,000      14,926,858
  1.40%,  04/22/03                            9,479,000       9,438,082
  1.60%,  01/21/03                           10,000,000       9,991,111
  1.63%,  01/14/03                            5,000,000       4,997,057
  1.86%,  01/07/03                           15,000,000      14,995,350
Kitty Hawk Funding Corp.
  1.33%,  05/12/03                            5,114,000       5,089,249
Liberty Street Funding Corp.
  1.35%,  03/12/03                           25,000,000      24,934,375
  1.36%,  03/06/03                           10,127,000      10,102,515
  1.40%,  01/17/03                           10,012,000      10,005,770
  1.86%,  01/22/03                            4,364,000       4,359,265
Links Finance LLC
  1.40%,  06/02/03                           13,370,000      13,290,968
Loch Ness LLC
  1.73%,  02/12/03                           18,748,000      18,710,161
  1.73%,  02/18/03                           20,184,000      20,137,442
  1.80%,  01/15/03                           11,811,000      11,802,732
  1.80%,  01/22/03                           13,189,000      13,175,152
  1.82%,  01/22/03                           10,000,000       9,989,384
  1.87%,  01/02/03                           15,000,000      14,999,221

MONEY MARKET MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                    FACE AMOUNT            VALUE
------------------------------------------------------------------------
Moat Funding LLC
  1.75%,  02/26/03                         $ 11,634,000   $   11,602,330
  1.75%,  03/03/03                           20,000,000       19,940,694
  1.79%,  01/13/03                           20,000,000       19,988,066
  1.79%,  01/16/03                           20,000,000       19,985,083
  1.88%,  01/21/03                           15,000,000       14,984,333
Morgan Stanley
  1.35%,  02/24/03                           15,000,000       14,969,625
  1.35%,  03/13/03                           15,000,000       14,960,063
  1.77%,  01/14/03                           20,000,000       19,987,216
Quincy Capital Corp.
  1.34%,  02/07/03                           11,403,000       11,387,295
Scaldis Capital
  1.35%,  03/14/03                            9,000,000        8,975,700
  1.35%,  03/25/03                           22,332,000       22,262,492
  1.43%,  01/27/03                           11,877,000       11,864,734
  1.45%,  01/15/03                           20,000,000       19,988,722
Sigma Finance Inc.
  1.35%,  03/03/03                           39,000,000       38,910,788
  1.40%,  05/27/03                            6,000,000        5,965,933
  1.74%,  01/10/03                           25,000,000       24,989,125
  1.77%,  04/14/03                           10,000,000        9,949,359
  1.78%,  02/19/03                           20,000,000       19,951,680
Silver Tower US Funding LLC
  1.37%,  02/10/03                           20,000,000       19,969,556
  1.40%,  03/12/03                            5,441,000        5,426,188
  1.40%,  03/17/03                           10,000,000        9,970,833
  1.74%,  01/09/03                           20,000,000       19,992,267
  1.78%,  02/18/03                           20,000,000       19,952,533
  1.80%,  01/17/03                           25,000,000       24,980,000
Societe Generale NA, Inc.
  1.34%,  02/13/03                           25,000,000       24,959,986
  1.34%,  03/18/03                           25,000,000       24,929,278
Special Purpose Accounts Receivable
  Corp.
  1.36%,  03/20/03                           25,000,000       24,926,333
  1.80%,  02/07/03                           15,000,000       14,972,250
Stellar Funding Group Inc.
  1.32%,  01/07/03                            9,653,000        9,650,876
  1.32%,  01/09/03                            6,833,000        6,830,996
  1.32%,  01/24/03                            7,407,000        7,400,753
  1.33%,  02/14/03                            8,975,000        8,960,411
  1.35%,  02/04/03                            4,518,000        4,512,240
  1.35%,  03/17/03                            6,447,000        6,428,868
  1.40%,  01/13/03                           12,197,000       12,191,308
  1.40%,  05/30/03                            4,617,000        4,590,247
  1.74%,  01/03/03                           13,613,000       13,611,684
  1.75%,  02/07/03                            4,484,000        4,475,935
  1.75%,  02/10/03                            4,075,000        4,067,076
  1.75%,  02/19/03                            6,176,000        6,161,289
  1.76%,  03/10/03                           10,091,000       10,057,453
  1.77%,  04/23/03                           19,620,000       19,511,959
  1.78%,  01/10/03                           30,000,000       29,986,650
  1.80%,  01/24/03                            4,283,000        4,278,075
  1.88%,  01/03/03                            5,850,000        5,849,389
Svenska Handelsbanken Inc.
  1.35%,  03/06/03                            5,100,000        5,087,760
  1.35%,  04/30/03                           24,500,000       24,390,669
Thames Asset Global
 Securitization Inc.
  1.34%,  02/03/03                         $  8,309,000   $    8,298,794
  1.35%,  02/03/03                           28,309,000       28,273,968
  1.35%,  02/14/03                           10,269,000       10,252,056
  1.35%,  03/03/03                           17,203,000       17,163,648
  1.36%,  03/03/03                            8,750,000        8,729,836
  1.40%,  01/21/03                           25,000,000       24,980,556
  1.75%,  01/15/03                           20,000,000       19,986,389
Three Rivers Funding Corp.
  1.40%,  01/16/03                           16,270,000       16,260,509
------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $1,827,793,984)                                     1,827,793,984
------------------------------------------------------------------------

MEDIUM TERM NOTES - 9.26%
------------------------------------------------------------------------
Associates Corp. NA
  6.77%,  04/10/03                            7,000,000        7,102,232
Bayerische Landesbank - Series D
  5.40%,  01/23/03                           21,000,000       21,044,526
Beta Finance Inc.
  1.50%,  11/12/03                           20,000,000       20,000,000
Dorada Finance Inc.
  1.64%,  11/26/03                           20,000,000       20,000,000
  2.73%,  04/17/03                           25,000,000       24,998,548
General Electric Capital Corp.
  2.21%,  01/23/03                           10,000,000       10,000,000
  5.38%,  01/15/03                            9,170,000        9,182,464
  7.50%,  06/05/03                            6,250,000        6,410,471
Goldman Sachs Group Inc.
  1.42%,  03/11/03                           25,000,000       25,000,000
  1.43%,  03/19/03                           25,000,000       25,000,000
  6.65%,  08/01/03                            9,690,000        9,985,060
Heller Financial Inc.
  6.40%,  01/15/03                           20,240,000       20,276,452
K2 USA LLC
  1.63%,  12/08/03                           15,000,000       15,000,000
  1.64%,  11/26/03                           15,000,000       15,000,000
  2.09%,  01/21/03                            5,000,000        4,999,716
  2.68%,  04/25/03                           10,000,000       10,000,000
Links Finance LLC
  1.47%,  11/18/03                           10,000,000       10,000,000
  1.65%,  12/03/03                           10,000,000       10,000,000
  2.40%,  03/03/03                           10,000,000       10,009,680
  2.80%,  03/17/03                           20,000,000       20,000,000
  3.00%,  04/15/03                           15,000,000       15,000,000
Merrill Lynch & Co. Inc.
  4.97%,  04/30/03                           11,750,000       11,869,926
Morgan Stanley
  6.75%,  03/04/03                            4,100,000        4,134,136
  7.13%,  01/15/03                           35,000,000       35,066,604
------------------------------------------------------------------------

TOTAL MEDIUM TERM NOTES
(Cost: $360,079,815)                                         360,079,815
------------------------------------------------------------------------

MONEY MARKET MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                       FACE AMOUNT              VALUE
-----------------------------------------------------------------------------

TIME DEPOSITS - 6.04%
-----------------------------------------------------------------------------
Key Bank NA
  1.19%,  01/02/03                          $  110,000,000  $     110,000,000
Societe Generale
  1.25%,  01/02/03                             125,000,000        125,000,000
-----------------------------------------------------------------------------

TOTAL TIME DEPOSITS
(Cost: $235,000,000)                                              235,000,000
-----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.04%
-----------------------------------------------------------------------------
Federal National Mortgage
 Association
  1.27%,  05/07/03                              25,000,000         24,888,875
  4.00%,  08/15/03                              33,876,000         34,421,665
  5.00%,  02/14/03                              20,000,000         20,087,625
-----------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $79,398,165)                                                79,398,165
-----------------------------------------------------------------------------

VARIABLE & FLOATING RATE NOTES - 22.90%
-----------------------------------------------------------------------------
Abbey National Treasury Services
  1.32%,  05/01/03                              50,000,000         50,000,000
Associates Corp. NA
  1.48%,  06/16/03                              15,000,000         14,996,791
  1.86%,  05/08/03                              17,000,000         17,015,478
Bank of America Corp.
  1.84%,  07/07/03                              15,000,000         15,006,378
Bank of America NA
  1.75%,  02/04/03                              50,000,000         50,003,607
Bank One Corp.
  1.63%,  02/18/03                               5,000,000          5,001,808
  1.65%,  04/22/03                              50,000,000         50,035,434
Beta Finance Inc.
  1.39%,  09/25/03                              50,000,000         49,998,171
  1.47%,  09/15/03                              25,000,000         25,010,650
Credit Suisse First Boston
  1.40%,  09/04/03                              50,000,000         50,000,000
Dorada Finance Inc.
  1.33%,  09/15/03                              25,000,000         25,000,000
Fleet National Bank
  1.96%,  07/31/03                              10,000,000         10,009,056
General Electric Capital Corp.
  1.42%,  03/24/03                              20,000,000         20,000,000
  1.42%,  05/28/03                              35,000,000         35,002,222
Goldman Sachs Group Inc.
  1.57%,  03/17/03                              33,500,000         33,511,864
  1.68%,  05/23/03                              15,000,000         15,015,358
  2.01%,  01/14/03                              10,000,000         10,000,917
  2.03%,  01/17/03                              12,000,000         12,001,284
K2 USA LLC
  1.32%,  08/15/03                              20,000,000         20,000,000
  1.39%,  02/18/03                              10,000,000          9,999,870
  1.40%,  11/26/03                              25,000,000         25,000,000
Key Bank NA
  1.46%,  02/03/03                              25,000,000         25,000,492
Links Finance LLC
  1.40%,  06/16/03                              10,000,000          9,999,545
  1.40%,  09/30/03                              25,000,000         25,000,000
Merrill Lynch & Co. Inc.
  1.42%,  05/02/03                          $   20,000,000  $      20,000,000
  1.55%,  06/24/03                               5,625,000          5,627,926
  1.57%,  08/13/03                              13,525,000         13,535,802
  1.99%,  01/29/03                               8,000,000          8,001,180
Metropolitan Life Insurance Funding
  Agreement
  1.90%,  07/18/03                              25,000,000         25,000,000
Morgan Stanley
  1.51%,  09/19/03                              10,000,000         10,005,658
  1.60%,  01/16/03                              23,000,000         23,001,856
  1.60%,  03/13/03                              19,790,000         19,797,859
  1.94%,  04/07/03                               5,000,000          5,002,268
  1.95%,  01/16/03                               6,800,000          6,800,553
National City Bank
  1.91%,  07/22/03                              10,000,000         10,006,277
Nationwide Building Society
  1.42%,  02/14/03                              56,000,000         56,000,122
  1.87%,  07/23/03                              25,000,000         25,008,722
Sigma Finance Inc.
  1.31%,  02/25/03                              20,000,000         19,999,697
Unilever NV
  1.46%,  06/18/03                              40,000,000         40,012,649
-----------------------------------------------------------------------------

TOTAL VARIABLE & FLOATING RATE NOTES
(Cost: $890,409,494)                                              890,409,494
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 3.79%
-----------------------------------------------------------------------------
Bank of America Tri-Party
 Repurchase Agreement,
 dated 12/31/02, due 01/02/03,
 with a maturity value of
 $100,007,056 and an effective
 yield of 1.27%.                               100,000,000        100,000,000
Goldman Sachs Tri-Party
 Repurchase Agreement,
 dated 12/31/02, due 01/02/03,
 with a maturity value of
 $25,001,736 and an effective
 yield of 1.25%.                                25,000,000         25,000,000
Merrill Lynch Tri-Party
 Repurchase Agreement,
 dated 12/31/02, due 01/02/03,
 with a maturity value of
 $22,423,520 and an effective
 yield of 1.22%.                                22,422,000         22,422,000
-----------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS
(Cost: $147,422,000)                                              147,422,000
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES - 100.03%
(Cost $3,890,115,379)                                           3,890,115,379
-----------------------------------------------------------------------------

Other Assets, Less Liabilities - (0.03)%                           (1,353,596)
-----------------------------------------------------------------------------

NET ASSETS - 100.00%                                        $   3,888,761,783
=============================================================================

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

SECURITY                                            SHARES              VALUE
-----------------------------------------------------------------------------

COMMON STOCKS - 95.94%

ADVERTISING - 0.22%
-----------------------------------------------------------------------------
Interpublic Group of Companies Inc.                106,708  $       1,502,449
Omnicom Group Inc.                                  52,061          3,363,141
TMP Worldwide Inc./(1)/                             30,808            348,438
-----------------------------------------------------------------------------
                                                                    5,214,028
-----------------------------------------------------------------------------

AEROSPACE / DEFENSE - 1.61%
-----------------------------------------------------------------------------
Boeing Co. (The)                                   232,443          7,668,295
General Dynamics Corp.                              55,670          4,418,528
Goodrich (B.F.) Co.                                 31,812            582,796
Lockheed Martin Corp.                              126,277          7,292,497
Northrop Grumman Corp.                              50,399          4,888,703
Raytheon Co.                                       112,360          3,455,070
Rockwell Collins Inc.                               50,561          1,176,049
United Technologies Corp.                          131,149          8,123,369
-----------------------------------------------------------------------------
                                                                   37,605,307
-----------------------------------------------------------------------------

AIRLINES - 0.16%
-----------------------------------------------------------------------------
AMR Corp./(1)/                                      43,555            287,463
Delta Air Lines Inc.                                34,034            411,811
Southwest Airlines Co.                             214,436          2,980,660
-----------------------------------------------------------------------------
                                                                    3,679,934
-----------------------------------------------------------------------------

APPAREL - 0.30%
-----------------------------------------------------------------------------
Jones Apparel Group Inc./(1)/                       35,736          1,266,484
Liz Claiborne Inc.                                  29,515            875,120
Nike Inc. "B"                                       73,515          3,269,212
Reebok International Ltd./(1)/                      16,535            486,129
VF Corp.                                            30,033          1,082,690
-----------------------------------------------------------------------------
                                                                    6,979,635
-----------------------------------------------------------------------------

AUTO MANUFACTURERS - 0.53%
-----------------------------------------------------------------------------
Ford Motor Company                                 508,063          4,724,986
General Motors Corp. "A"                           155,166          5,719,419
Navistar International Corp./(1)/                   16,744            407,047
PACCAR Inc.                                         32,089          1,480,266
-----------------------------------------------------------------------------
                                                                   12,331,718
-----------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.11%
-----------------------------------------------------------------------------
Cooper Tire & Rubber Co.                            20,280            311,095
Dana Corp.                                          41,090            483,218
Delphi Corp.                                       154,547          1,244,103
Goodyear Tire & Rubber Co. (The)                    48,376            329,441
Visteon Corp.                                       36,112            251,340
-----------------------------------------------------------------------------
                                                                    2,619,197
-----------------------------------------------------------------------------

BANKS - 7.26%
-----------------------------------------------------------------------------
AmSouth Bancorp                                     98,541          1,891,987
Bank of America Corp.                              414,498         28,836,626
Bank of New York Co. Inc. (The)                    201,078          4,817,829
Bank One Corp.                                     322,565         11,789,751
BB&T Corp.                                         132,673          4,907,574
Charter One Financial Inc.                          62,660          1,800,222
Comerica Inc.                                       48,414          2,093,421
Fifth Third Bancorp                                160,039          9,370,284
First Tennessee National Corp.                      34,793          1,250,460
FleetBoston Financial Corp.                        290,604          7,061,677
Golden West Financial Corp.                         42,526          3,053,792
Huntington Bancshares Inc.                          65,348          1,222,661
KeyCorp                                            117,614          2,956,816
Marshall & Ilsley Corp.                             60,424          1,654,409
Mellon Financial Corp.                             119,422          3,118,108
National City Corp.                                169,405          4,628,145
North Fork Bancorp Inc.                             44,787          1,511,113
Northern Trust Corp.                                61,113          2,142,011
PNC Financial Services Group                        78,618          3,294,094
Regions Financial Corp.                             61,266          2,043,834
SouthTrust Corp.                                    96,002          2,385,650
State Street Corp.                                  89,796          3,502,044
SunTrust Banks Inc.                                 78,587          4,473,172
Synovus Financial Corp.                             82,976          1,609,734
U.S. Bancorp                                       530,404         11,255,173
Union Planters Corp.                                54,946          1,546,180
Wachovia Corp.                                     376,757         13,729,025
Washington Mutual Inc.                             262,217          9,054,353
Wells Fargo & Company                              468,566         21,961,688
Zions Bancorporation                                25,218            992,303
-----------------------------------------------------------------------------
                                                                  169,954,136
-----------------------------------------------------------------------------

BEVERAGES - 2.92%
-----------------------------------------------------------------------------
Anheuser-Busch Companies Inc.                      237,064         11,473,898
Brown-Forman Corp. "B"                              18,930          1,237,265
Coca-Cola Co. (The)                                686,491         30,082,036
Coca-Cola Enterprises Inc.                         124,388          2,701,707
Coors (Adolf) Company "B"                           10,068            616,665
Pepsi Bottling Group Inc.                           77,753          1,998,252
PepsiCo Inc.                                       478,309         20,194,206
-----------------------------------------------------------------------------
                                                                   68,304,029
-----------------------------------------------------------------------------

BIOTECHNOLOGY - 0.97%
-----------------------------------------------------------------------------
Amgen Inc./(1)/                                    356,392         17,227,989
Biogen Inc./(1)/                                    41,251          1,652,515
Chiron Corp./(1)/                                   52,112          1,959,411
Genzyme Corp. - General Division/(1)/               59,382          1,755,926
-----------------------------------------------------------------------------
                                                                   22,595,841
-----------------------------------------------------------------------------

BUILDING MATERIALS - 0.23%
-----------------------------------------------------------------------------
American Standard Companies Inc./(1)/               20,050          1,426,357
Masco Corp.                                        136,352          2,870,210
Vulcan Materials Co.                                28,072          1,052,700
-----------------------------------------------------------------------------
                                                                    5,349,267
-----------------------------------------------------------------------------

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                   SHARES           VALUE
-----------------------------------------------------------------

CHEMICALS - 1.50%
-----------------------------------------------------------------
Air Products & Chemicals Inc.              62,912  $    2,689,488
Ashland Inc.                               18,833         537,305
Dow Chemical Co. (The)                    252,266       7,492,300
Du Pont (E.I.) de Nemours and Co.         275,088      11,663,731
Eastman Chemical Co.                       21,470         789,452
Engelhard Corp.                            35,305         789,067
Great Lakes Chemical Corp.                 13,881         331,478
Hercules Inc./(1)/                         30,120         265,056
Monsanto Co.                               72,449       1,394,643
PPG Industries Inc.                        46,897       2,351,885
Praxair Inc.                               44,762       2,585,901
Rohm & Haas Co. "A"                        61,234       1,988,880
Sherwin-Williams Co. (The)                 41,444       1,170,793
Sigma-Aldrich Corp.                        19,900         969,130
-----------------------------------------------------------------
                                                       35,019,109
-----------------------------------------------------------------
COMMERCIAL SERVICES - 0.95%
-----------------------------------------------------------------
Apollo Group Inc. "A"/(1)/                 48,284       2,124,496
Block (H & R) Inc.                         50,058       2,012,332
Cendant Corp./(1)/                        286,894       3,006,649
Concord EFS Inc./(1)/                     141,028       2,219,781
Convergys Corp./(1)/                       48,153         729,518
Deluxe Corp.                               17,149         721,973
Donnelley (R.R.) & Sons Co.                31,487         685,472
Ecolab Inc.                                35,855       1,774,822
Equifax Inc.                               39,495         913,914
McKesson Corp.                             80,575       2,177,942
Moody's Corp.                              41,898       1,729,968
Paychex Inc.                              104,108       2,904,613
Quintiles Transnational Corp./(1)/         32,455         392,705
Robert Half International Inc./(1)/        48,072         774,440
-----------------------------------------------------------------
                                                       22,168,625
-----------------------------------------------------------------

COMPUTERS - 4.99%
-----------------------------------------------------------------
Apple Computer Inc./(1)/                   99,524       1,426,179
Cisco Systems Inc./(1)/                 2,000,957      26,212,537
Computer Sciences Corp./(1)/               47,542       1,637,822
Dell Computer Corp./(1)/                  717,137      19,176,243
Electronic Data Systems Corp.             132,049       2,433,663
EMC Corp./(1)/                            608,823       3,738,173
Gateway Inc./(1)/                          89,561         281,222
Hewlett-Packard Co.                       844,953      14,668,384
International Business Machines
 Corp.                                    468,005      36,270,387
Lexmark International Inc. "A"/(1)/        34,837       2,107,638
NCR Corp./(1)/                             27,110         643,591
Network Appliance Inc./(1)/                93,396         933,960
Sun Microsystems Inc./(1)/                863,261       2,684,742
SunGard Data Systems Inc./(1)/             78,364       1,846,256
Unisys Corp./(1)/                          89,809         889,109
Veritas Software Corp./(1)/               113,912       1,779,305
-----------------------------------------------------------------
                                                      116,729,211
-----------------------------------------------------------------

COSMETICS / PERSONAL CARE - 2.55%
-----------------------------------------------------------------
Alberto-Culver Co. "B"                     16,084  $      810,634
Avon Products Inc.                         65,140       3,509,092
Colgate-Palmolive Co.                     149,099       7,817,261
Gillette Co. (The)                        292,078       8,867,488
International Flavors & Fragrances
 Inc.                                      26,192         919,339
Kimberly-Clark Corp.                      142,481       6,763,573
Procter & Gamble Co.                      359,789      30,920,267
-----------------------------------------------------------------
                                                       59,607,654
-----------------------------------------------------------------

DISTRIBUTION / WHOLESALE - 0.27%
-----------------------------------------------------------------
Costco Wholesale Corp./(1)/               126,166       3,540,218
Genuine Parts Co.                          48,436       1,491,829
Grainger (W.W.) Inc.                       25,366       1,307,617
-----------------------------------------------------------------
                                                        6,339,664
-----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 7.16%
-----------------------------------------------------------------
American Express Co.                      364,024      12,868,248
Bear Stearns Companies Inc. (The)          26,659       1,583,545
Capital One Financial Corp.                61,403       1,824,897
Citigroup Inc.                          1,422,305      50,050,913
Countrywide Financial Corp.                34,975       1,806,459
Fannie Mae                                275,519      17,724,137
Franklin Resources Inc.                    71,947       2,451,954
Freddie Mac                               192,636      11,375,156
Goldman Sachs Group Inc. (The)            132,250       9,006,225
Household International Inc.              131,089       3,645,585
JP Morgan Chase & Co.                     552,826      13,267,824
Lehman Brothers Holdings Inc.              65,793       3,506,109
MBNA Corp.                                353,755       6,728,420
Merrill Lynch & Co. Inc.                  239,356       9,083,560
Morgan Stanley                            300,686      12,003,385
Providian Financial Corp./(1)/             79,795         517,870
Schwab (Charles) Corp. (The)              372,292       4,039,368
SLM Corp.                                  42,539       4,418,101
Stilwell Financial Inc.                    61,456         803,230
T. Rowe Price Group Inc.                   33,810         922,337
-----------------------------------------------------------------
                                                      167,627,323
-----------------------------------------------------------------

ELECTRIC - 2.45%
-----------------------------------------------------------------
AES Corp. (The)/(1)/                      151,277         456,857
Allegheny Energy Inc.                      34,711         262,415
Ameren Corp.                               42,511       1,767,182
American Electric Power Co. Inc.           93,789       2,563,253
Calpine Corp./(1)/                        104,034         339,151
CenterPoint Energy Inc.                    84,007         714,059
Cinergy Corp.                              46,579       1,570,644
CMS Energy Corp.                           39,777         375,495
Consolidated Edison Inc.                   59,130       2,531,947
Constellation Energy Group Inc.            45,579       1,268,008
Dominion Resources Inc.                    85,055       4,669,519
DTE Energy Co.                             46,359       2,151,058
Duke Energy Corp.                         247,014       4,826,654

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                   SHARES           VALUE
-----------------------------------------------------------------

ELECTRIC (CONTINUED)
-----------------------------------------------------------------
Edison International/(1)/                  90,058  $    1,067,187
Entergy Corp.                              61,529       2,805,107
Exelon Corp.                               89,419       4,718,641
FirstEnergy Corp.                          82,387       2,716,299
FPL Group Inc.                             50,522       3,037,888
Mirant Corp./(1)/                         111,074         209,930
NiSource Inc.                              67,454       1,349,080
PG&E Corp./(1)/                           111,986       1,556,605
Pinnacle West Capital Corp.                25,015         852,761
PPL Corp.                                  45,508       1,578,217
Progress Energy Inc.                       65,566       2,842,286
Public Service Enterprise Group
 Inc.                                      61,557       1,975,980
Southern Co.                              197,537       5,608,075
TECO Energy Inc.                           48,567         751,331
TXU Corp.                                  89,142       1,665,173
Xcel Energy Inc.                          110,441       1,214,851
-----------------------------------------------------------------
                                                       57,445,653
-----------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT - 0.09%
-----------------------------------------------------------------
American Power Conversion Corp./(1)/       54,433         824,660
Molex Inc.                                 53,288       1,227,756
Power-One Inc./(1)/                        22,038         124,955
-----------------------------------------------------------------
                                                        2,177,371
-----------------------------------------------------------------

ELECTRONICS - 0.55%
-----------------------------------------------------------------
Agilent Technologies Inc./(1)/            129,173       2,319,947
Applera Corp. - Applied Biosystems
 Group                                     58,060       1,018,372
Jabil Circuit Inc./(1)/                    54,828         982,518
Johnson Controls Inc.                      24,592       1,971,541
Millipore Corp./(1)/                       13,374         454,716
Parker Hannifin Corp.                      32,686       1,507,805
PerkinElmer Inc.                           35,154         290,020
Sanmina-SCI Corp./(1)/                    146,265         656,730
Solectron Corp./(1)/                      229,116         813,362
Symbol Technologies Inc.                   64,038         526,392
Tektronix Inc./(1)/                        24,223         440,616
Thermo Electron Corp./(1)/                 45,398         913,408
Thomas & Betts Corp./(1)/                  16,140         272,766
Waters Corp./(1)/                          35,871         781,270
-----------------------------------------------------------------
                                                       12,949,463
-----------------------------------------------------------------

ENGINEERING & CONSTRUCTION - 0.03%
-----------------------------------------------------------------
Fluor Corp.                                22,269         623,532
-----------------------------------------------------------------
                                                          623,532
-----------------------------------------------------------------

ENTERTAINMENT - 0.08%
-----------------------------------------------------------------
International Game Technology
 Inc./(1)/                                 24,007       1,822,611
-----------------------------------------------------------------
                                                        1,822,611
-----------------------------------------------------------------

ENVIRONMENTAL CONTROL - 0.19%
-----------------------------------------------------------------
Allied Waste Industries Inc./(1)/          54,419  $      544,190
Waste Management Inc.                     168,653       3,865,527
-----------------------------------------------------------------
                                                        4,409,717
-----------------------------------------------------------------

FOOD - 1.98%
-----------------------------------------------------------------
Albertson's Inc.                          105,100       2,339,526
Archer-Daniels-Midland Co.                179,280       2,223,072
Campbell Soup Co.                         113,580       2,665,723
ConAgra Foods Inc.                        148,670       3,718,237
General Mills Inc.                        101,858       4,782,233
Heinz (H.J.) Co.                           96,959       3,187,042
Hershey Foods Corp.                        37,685       2,541,476
Kellogg Co.                               113,118       3,876,554
Kroger Co./(1)/                           214,276       3,310,564
Safeway Inc./(1)/                         122,247       2,855,690
Sara Lee Corp.                            216,019       4,862,588
SUPERVALU Inc.                             36,954         610,111
Sysco Corp.                               181,958       5,420,529
Winn-Dixie Stores Inc.                     38,863         593,827
Wrigley (William Jr.) Co.                  62,382       3,423,524
-----------------------------------------------------------------
                                                       46,410,696
-----------------------------------------------------------------

FOREST PRODUCTS & PAPER - 0.54%
-----------------------------------------------------------------
Boise Cascade Corp.                        16,135         406,925
Georgia-Pacific Corp.                      69,177       1,117,900
International Paper Co.                   132,897       4,647,408
Louisiana-Pacific Corp./(1)/               28,933         233,200
MeadWestvaco Corp.                         55,414       1,369,280
Plum Creek Timber Co. Inc.                 51,288       1,210,397
Temple-Inland Inc.                         14,839         664,936
Weyerhaeuser Co.                           60,608       2,982,520
-----------------------------------------------------------------
                                                       12,632,566
-----------------------------------------------------------------

GAS - 0.15%
-----------------------------------------------------------------
KeySpan Corp.                              39,298       1,384,862
Nicor Inc.                                 12,155         413,635
Peoples Energy Corp.                        9,777         377,881
Sempra Energy                              56,771       1,342,634
-----------------------------------------------------------------
                                                        3,519,012
-----------------------------------------------------------------

HAND/MACHINE TOOLS - 0.35%
-----------------------------------------------------------------
Black & Decker Corp.                       22,355         958,806
Emerson Electric Co.                      116,576       5,927,890
Snap-On Inc.                               16,155         454,117
Stanley Works (The)                        24,410         844,098
-----------------------------------------------------------------
                                                        8,184,911
-----------------------------------------------------------------

HEALTH CARE - 4.76%
-----------------------------------------------------------------
Aetna Inc.                                 41,701       1,714,745
Anthem Inc./(1)/                           39,151       2,462,598
Bard (C.R.) Inc.                           14,351         832,358
Bausch & Lomb Inc.                         14,919         537,084

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                   SHARES           VALUE
-----------------------------------------------------------------

HEALTH CARE (CONTINUED)
-----------------------------------------------------------------
Baxter International Inc.                 164,371  $    4,602,388
Becton, Dickinson & Co.                    71,077       2,181,353
Biomet Inc.                                72,018       2,064,036
Boston Scientific Corp./(1)/              112,914       4,801,103
Guidant Corp./(1)/                         84,626       2,610,712
HCA Inc.                                  142,165       5,899,847
Health Management Associates Inc. "A"      65,902       1,179,646
HEALTHSOUTH Corp./(1)/                    109,515         459,963
Humana Inc./(1)/                           45,153         451,530
Johnson & Johnson                         822,592      44,181,416
Manor Care Inc./(1)/                       26,801         498,767
Medtronic Inc.                            337,851      15,406,006
Quest Diagnostics Inc./(1)/                27,062       1,539,828
St. Jude Medical Inc./(1)/                 49,138       1,951,761
Stryker Corp.                              54,801       3,678,243
Tenet Healthcare Corp./(1)/               135,059       2,214,968
UnitedHealth Group Inc.                    84,295       7,038,632
WellPoint Health Networks Inc./(1)/        41,178       2,930,226
Zimmer Holdings Inc./(1)/                  53,988       2,241,582
-----------------------------------------------------------------
                                                      111,478,792
-----------------------------------------------------------------
HOME BUILDERS - 0.10%
-----------------------------------------------------------------
Centex Corp.                               17,057         856,261
KB Home                                    13,310         570,333
Pulte Homes Inc.                           16,946         811,205
-----------------------------------------------------------------
                                                        2,237,799
-----------------------------------------------------------------
HOME FURNISHINGS - 0.12%
-----------------------------------------------------------------
Leggett & Platt Inc.                       53,917       1,209,897
Maytag Corp.                               21,689         618,136
Whirlpool Corp.                            18,889         986,384
-----------------------------------------------------------------
                                                        2,814,417
-----------------------------------------------------------------

HOUSEHOLD PRODUCTS / WARES - 0.39%
-----------------------------------------------------------------
American Greetings Corp. "A"/(1)/          18,123         286,343
Avery Dennison Corp.                       30,389       1,856,160
Clorox Co.                                 60,982       2,515,507
Fortune Brands Inc.                        41,379       1,924,537
Newell Rubbermaid Inc.                     73,997       2,244,329
Tupperware Corp.                           16,141         243,406
-----------------------------------------------------------------
                                                        9,070,282
-----------------------------------------------------------------

INSURANCE - 4.87%
-----------------------------------------------------------------
ACE Ltd.                                   72,695       2,132,871
AFLAC Inc.                                142,878       4,303,485
Allstate Corp. (The)                      194,722       7,202,767
Ambac Financial Group Inc.                 29,383       1,652,500
American International Group Inc.         722,353      41,788,121
AON Corp.                                  85,721       1,619,270
Chubb Corp.                                47,362       2,472,296
CIGNA Corp.                                38,616       1,587,890
Cincinnati Financial Corp.              $  44,720  $    1,679,236
Hancock (John) Financial Services
 Inc.                                      79,863       2,228,178
Hartford Financial Services Group
 Inc.                                      70,632       3,208,812
Jefferson-Pilot Corp.                      39,796       1,516,626
Lincoln National Corp.                     49,101       1,550,610
Loews Corp.                                51,322       2,281,776
Marsh & McLennan Companies Inc.           148,699       6,871,381
MBIA Inc.                                  40,236       1,764,751
MetLife Inc.                              193,915       5,243,462
MGIC Investment Corp.                      27,879       1,151,403
Principal Financial Group Inc.             93,368       2,813,178
Progressive Corp. (The)                    60,282       2,991,796
Prudential Financial Inc.                 156,842       4,978,165
SAFECO Corp.                               38,240       1,325,781
St. Paul Companies Inc.                    62,691       2,134,629
Torchmark Corp.                            32,761       1,196,759
Travelers Property Casualty
 Corp. "B"/(1)/                           277,859       4,070,634
UNUMProvident Corp.                        66,936       1,174,057
XL Capital Ltd. "A"                        37,603       2,904,831
-----------------------------------------------------------------
                                                      113,845,265
-----------------------------------------------------------------

IRON / STEEL - 0.06%
-----------------------------------------------------------------
Allegheny Technologies Inc.                22,262         138,692
Nucor Corp.                                21,692         895,880
United States Steel Corp.                  28,165         369,525
-----------------------------------------------------------------
                                                        1,404,097
-----------------------------------------------------------------

LEISURE TIME - 0.39%
-----------------------------------------------------------------
Brunswick Corp.                            24,900         494,514
Carnival Corp. "A"                        162,446       4,053,028
Harley-Davidson Inc.                       83,786       3,870,913
Sabre Holdings Corp./(1)/                  39,639         717,862
-----------------------------------------------------------------
                                                        9,136,317
-----------------------------------------------------------------

LODGING - 0.26%
-----------------------------------------------------------------
Harrah's Entertainment Inc./(1)/           30,945       1,225,422
Hilton Hotels Corp.                       104,242       1,324,916
Marriott International Inc. "A"            65,912       2,166,527
Starwood Hotels & Resorts Worldwide
 Inc.                                      55,260       1,311,872
-----------------------------------------------------------------
                                                        6,028,737
-----------------------------------------------------------------

MACHINERY - 0.53%
-----------------------------------------------------------------
Caterpillar Inc.                           95,286       4,356,476
Cummins Inc.                               11,571         325,492
Deere & Co.                                66,051       3,028,438
Dover Corp.                                55,967       1,631,998
Ingersoll-Rand Co. "A"                     46,843       2,017,060

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                   SHARES           VALUE
-----------------------------------------------------------------

MACHINERY (CONTINUED)
-----------------------------------------------------------------
McDermott International Inc./(1)/          17,537  $       76,812
Rockwell Automation Inc.                   51,589       1,068,408
-----------------------------------------------------------------
                                                       12,504,684
-----------------------------------------------------------------

MANUFACTURERS - 4.83%
-----------------------------------------------------------------
Cooper Industries Ltd.                     25,578         932,318
Crane Co.                                  16,562         330,081
Danaher Corp.                              42,187       2,771,686
Eastman Kodak Co.                          80,765       2,830,006
Eaton Corp.                                19,508       1,523,770
General Electric Co.                    2,755,604      67,098,957
Honeywell International Inc.              227,318       5,455,632
Illinois Tool Works Inc.                   84,840       5,502,722
ITT Industries Inc.                        25,416       1,542,497
Pall Corp.                                 33,888         565,252
Textron Inc.                               38,055       1,635,984
3M Co.                                    108,044      13,321,825
Tyco International Ltd.                   552,437       9,435,624
-----------------------------------------------------------------
                                                      112,946,354
-----------------------------------------------------------------

MEDIA - 3.65%
-----------------------------------------------------------------
AOL Time Warner Inc./(1)/               1,237,789      16,215,036
Clear Channel Communications
 Inc./(1)/                                169,647       6,326,137
Comcast Corp. "A"/(1)/                    306,047       7,213,528
Comcast Corp. Special "A"/(1)/            336,762       7,607,454
Dow Jones & Co. Inc.                       22,885         989,319
Gannett Co. Inc.                           73,997       5,312,985
Knight Ridder Inc.                         22,841       1,444,693
McGraw-Hill Companies Inc. (The)           53,641       3,242,062
Meredith Corp.                             13,718         563,947
New York Times Co. "A"                     41,919       1,916,956
Tribune Co.                                84,377       3,835,778
Univision Communications
 Inc. "A"/(1)/                             63,517       1,556,166
Viacom Inc. "B"/(1)/                      487,672      19,877,511
Walt Disney Co. (The)                     565,445       9,222,408
-----------------------------------------------------------------
                                                       85,323,980
-----------------------------------------------------------------
METAL FABRICATE / HARDWARE - 0.02%
-----------------------------------------------------------------
Worthington Industries Inc.                23,643         360,319
-----------------------------------------------------------------
                                                          360,319
-----------------------------------------------------------------

MINING - 0.43%
-----------------------------------------------------------------
Alcoa Inc.                                233,746       5,324,734
Freeport-McMoRan Copper & Gold
 Inc./(1)/                                 40,062         672,240
Newmont Mining Corp.                      111,200       3,228,136
Phelps Dodge Corp./(1)/                    24,566         777,514
-----------------------------------------------------------------
                                                       10,002,624
-----------------------------------------------------------------

OFFICE/BUSINESS EQUIPMENT - 0.16%
-----------------------------------------------------------------
Pitney Bowes Inc.                          65,570  $    2,141,516
Xerox Corp./(1)/                          203,474       1,637,966
-----------------------------------------------------------------
                                                        3,779,482
-----------------------------------------------------------------

OIL & GAS PRODUCERS - 5.22%
-----------------------------------------------------------------
Amerada Hess Corp.                         24,742       1,362,047
Anadarko Petroleum Corp.                   68,825       3,296,718
Apache Corp.                               39,848       2,270,938
Burlington Resources Inc.                  55,726       2,376,714
ChevronTexaco Corp.                       295,777      19,663,255
ConocoPhillips                            187,405       9,068,528
Devon Energy Corp.                         43,360       1,990,224
EOG Resources Inc.                         31,938       1,274,965
Exxon Mobil Corp.                       1,863,431      65,108,279
Kerr-McGee Corp.                           27,760       1,229,768
Kinder Morgan Inc.                         33,757       1,426,908
Marathon Oil Corp.                         86,392       1,839,286
Nabors Industries Ltd./(1)/                40,070       1,413,269
Noble Corp./(1)/                           37,086       1,303,573
Occidental Petroleum Corp.                104,346       2,968,644
Rowan Companies Inc.                       25,919         588,361
Sunoco Inc.                                21,204         703,549
Transocean Inc.                            88,426       2,051,483
Unocal Corp.                               71,381       2,182,831
-----------------------------------------------------------------
                                                      122,119,340
-----------------------------------------------------------------

OIL & GAS SERVICES - 0.57%
-----------------------------------------------------------------
Baker Hughes Inc.                          93,029       2,994,604
BJ Services Co./(1)/                       43,415       1,402,739
Halliburton Co.                           120,806       2,260,280
Schlumberger Ltd.                         160,770       6,766,809
-----------------------------------------------------------------
                                                       13,424,432
-----------------------------------------------------------------

PACKAGING & CONTAINERS - 0.14%
-----------------------------------------------------------------
Ball Corp.                                 15,708         804,093
Bemis Co.                                  14,648         726,980
Pactiv Corp./(1)/                          43,979         961,381
Sealed Air Corp./(1)/                      23,304         869,239
-----------------------------------------------------------------
                                                        3,361,693
-----------------------------------------------------------------

PHARMACEUTICALS - 8.30%
-----------------------------------------------------------------
Abbott Laboratories                       432,671      17,306,840
Allergan Inc.                              35,820       2,063,948
AmerisourceBergen Corp.                    29,299       1,591,229
Bristol-Myers Squibb Co.                  536,359      12,416,711
Cardinal Health Inc.                      122,575       7,255,214
Forest Laboratories Inc. "A"/(1)/          50,104       4,921,215
King Pharmaceuticals Inc./(1)/             66,804       1,148,361
Lilly (Eli) and Co.                       311,067      19,752,755
MedImmune Inc./(1)/                        69,469       1,887,473
Merck & Co. Inc.                          621,819      35,201,174
Pfizer Inc.                             1,706,501      52,167,736

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                   SHARES           VALUE
-----------------------------------------------------------------

PHARMACEUTICALS (CONTINUED)
-----------------------------------------------------------------
Pharmacia Corp.                           358,007  $   14,964,693
Schering-Plough Corp.                     406,087       9,015,131
Watson Pharmaceuticals Inc./(1)/           29,563         835,746
Wyeth                                     367,070      13,728,418
-----------------------------------------------------------------
                                                      194,256,644
-----------------------------------------------------------------
PIPELINES - 0.07%
-----------------------------------------------------------------
Dynegy Inc. "A"                           101,977         120,333
El Paso Corp.                             165,708       1,153,328
Williams Companies Inc.                   142,680         385,236
-----------------------------------------------------------------
                                                        1,658,897
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.28%
-----------------------------------------------------------------
Equity Office Properties Trust            114,090       2,849,968
Equity Residential                         75,100       1,845,958
Simon Property Group Inc.                  51,927       1,769,153
-----------------------------------------------------------------
                                                        6,465,079
-----------------------------------------------------------------

RETAIL - 6.83%
-----------------------------------------------------------------
AutoZone Inc./(1)/                         27,299       1,928,674
Bed Bath & Beyond Inc./(1)/                80,994       2,796,723
Best Buy Co. Inc./(1)/                     89,034       2,150,171
Big Lots Inc./(1)/                         32,004         423,413
Circuit City Stores Inc.                   57,986         430,256
CVS Corp.                                 108,767       2,715,912
Darden Restaurants Inc.                    47,318         967,653
Dillards Inc. "A"                          23,588         374,106
Dollar General Corp.                       92,447       1,104,742
eBay Inc./(1)/                             85,478       5,797,118
Family Dollar Stores Inc.                  47,872       1,494,085
Federated Department Stores Inc./(1)/      54,401       1,564,573
Gap Inc. (The)                            244,699       3,797,728
Home Depot Inc.                           644,139      15,433,570
Kohls Corp./(1)/                           93,353       5,223,100
Limited Brands Inc.                       144,709       2,015,796
Lowe's Companies Inc.                     216,079       8,102,963
May Department Stores Co. (The)            79,779       1,833,321
McDonald's Corp.                          351,642       5,654,403
Nordstrom Inc.                             37,604         713,348
Office Depot Inc./(1)/                     85,430       1,260,947
Penney (J.C.) Co. Inc. (Holding Co.)       74,147       1,706,122
RadioShack Corp.                           46,757         876,226
Sears, Roebuck and Co.                     87,545       2,096,703
Staples Inc./(1)/                         130,253       2,383,630
Starbucks Corp./(1)/                      107,517       2,191,196
Target Corp.                              251,513       7,545,390
Tiffany & Co.                              40,285         963,214
TJX Companies Inc.                        146,384       2,857,416
Toys R Us Inc./(1)/                        58,659         586,590
Walgreen Co.                              283,779       8,283,509
Wal-Mart Stores Inc.                    1,222,359  $   61,741,353
Wendy's International Inc.                 31,919         864,047
Yum! Brands Inc./(1)/                      81,811       1,981,462
-----------------------------------------------------------------
                                                      159,859,460
-----------------------------------------------------------------

SEMICONDUCTORS - 2.69%
-----------------------------------------------------------------
Advanced Micro Devices Inc./(1)/           95,331         615,838
Altera Corp./(1)/                         105,920       1,307,053
Analog Devices Inc./(1)/                  101,269       2,417,291
Applied Materials Inc./(1)/               456,281       5,945,341
Applied Micro Circuits Corp./(1)/          83,336         307,510
Broadcom Corp. "A"/(1)/                    76,318       1,149,349
Intel Corp.                             1,834,728      28,566,715
KLA-Tencor Corp./(1)/                      52,280       1,849,144
Linear Technology Corp.                    86,480       2,224,266
LSI Logic Corp./(1)/                      102,779         593,035
Maxim Integrated Products Inc.             88,779       2,933,258
Micron Technology Inc./(1)/               167,443       1,630,895
National Semiconductor Corp./(1)/          49,964         749,960
Novellus Systems Inc./(1)/                 41,127       1,154,846
NVIDIA Corp./(1)/                          42,227         486,033
PMC-Sierra Inc./(1)/                       46,151         256,600
QLogic Corp./(1)/                          25,949         895,500
Teradyne Inc./(1)/                         50,592         658,202
Texas Instruments Inc.                    479,278       7,193,963
Xilinx Inc./(1)/                           93,460       1,925,276
-----------------------------------------------------------------
                                                       62,860,075
-----------------------------------------------------------------

SOFTWARE - 5.45%
-----------------------------------------------------------------
Adobe Systems Inc.                         65,516       1,624,862
Autodesk Inc.                              31,314         447,790
Automatic Data Processing Inc.            165,898       6,511,497
BMC Software Inc./(1)/                     65,334       1,117,865
Citrix Systems Inc./(1)/                   47,530         585,570
Computer Associates International
 Inc.                                     158,918       2,145,393
Compuware Corp./(1)/                      104,793         503,006
Electronic Arts Inc./(1)/                  39,105       1,946,256
First Data Corp.                          208,345       7,377,496
Fiserv Inc./(1)/                           53,000       1,799,350
IMS Health Inc.                            77,938       1,247,008
Intuit Inc./(1)/                           56,881       2,668,857
Mercury Interactive Corp./(1)/             23,385         693,365
Microsoft Corp./(1)/                    1,480,581      76,546,038
Novell Inc./(1)/                          100,672         336,244
Oracle Corp./(1)/                       1,483,370      16,020,396
Parametric Technology Corp./(1)/           72,157         181,836
PeopleSoft Inc./(1)/                       86,613       1,585,018
Rational Software Corp./(1)/               53,937         560,405
Siebel Systems Inc./(1)/                  134,033       1,002,567
Yahoo! Inc./(1)/                          163,765       2,677,558
-----------------------------------------------------------------
                                                      127,578,377
-----------------------------------------------------------------

S&P 500 INDEX MASTER PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2002

SECURITY                                   SHARES           VALUE
-----------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT - 0.81%
-----------------------------------------------------------------
ADC Telecommunications Inc./(1)/          220,052  $      459,909
Andrew Corp./(1)/                          27,122         278,814
Avaya Inc./(1)/                           100,020         245,049
CIENA Corp./(1)/                          119,237         612,878
Comverse Technology Inc./(1)/              52,190         522,944
JDS Uniphase Corp./(1)/                   391,304         966,521
Lucent Technologies Inc./(1)/             952,066       1,199,603
Motorola Inc.                             637,058       5,510,552
QUALCOMM Inc./(1)/                        217,375       7,910,276
Scientific-Atlanta Inc.                    42,805         507,667
Tellabs Inc./(1)/                         114,412         831,775
-----------------------------------------------------------------
                                                       19,045,988
-----------------------------------------------------------------

TELECOMMUNICATIONS - 1.80%
-----------------------------------------------------------------
AT&T Wireless Services Inc./(1)/          750,014       4,237,579
Citizens Communications Co./(1)/           78,015         823,058
Corning Inc./(1)/                         318,577       1,054,490
Nextel Communications Inc. "A"/(1)/       266,619       3,079,449
Qwest Communications International
 Inc./(1)/                                469,256       2,346,280
Sprint Corp. (PCS Group)/(1)/             276,515       1,211,136
Verizon Communications Inc.               757,559      29,355,411
-----------------------------------------------------------------
                                                       42,107,403
-----------------------------------------------------------------

TELEPHONE - 2.26%
-----------------------------------------------------------------
Alltel Corp.                               86,109       4,391,559
AT&T Corp.                                213,290       5,569,002
BellSouth Corp.                           514,759      13,316,815
CenturyTel Inc.                            39,454       1,159,159
SBC Communications Inc.                   919,390      24,924,663
Sprint Corp. (FON Group)                  247,643       3,585,871
-----------------------------------------------------------------
                                                       52,947,069
-----------------------------------------------------------------

TEXTILES - 0.09%
-----------------------------------------------------------------
Cintas Corp.                               47,098       2,154,734
-----------------------------------------------------------------
                                                        2,154,734
-----------------------------------------------------------------

TOBACCO - 1.10%
-----------------------------------------------------------------
Philip Morris Companies Inc.              572,900      23,219,637
R.J. Reynolds Tobacco Holdings Inc.        24,477       1,030,726
UST Inc.                                   46,743       1,562,618
-----------------------------------------------------------------
                                                       25,812,981
-----------------------------------------------------------------

TOYS / GAMES / HOBBIES - 0.12%
-----------------------------------------------------------------
Hasbro Inc.                                47,830         552,437
Mattel Inc.                               121,025       2,317,629
-----------------------------------------------------------------
                                                        2,870,066
-----------------------------------------------------------------

                                        SHARES OR
SECURITY                              FACE AMOUNT           VALUE
-----------------------------------------------------------------

TRANSPORTATION - 1.48%
-----------------------------------------------------------------
Burlington Northern Santa Fe Corp.        104,617  $    2,721,088
CSX Corp.                                  58,978       1,669,667
FedEx Corp.                                82,555       4,476,132
Norfolk Southern Corp.                    107,566       2,150,244
Union Pacific Corp.                        70,120       4,198,084
United Parcel Service Inc. "B"            309,187      19,503,516
-----------------------------------------------------------------
                                                       34,718,731
-----------------------------------------------------------------

TRUCKING & LEASING - 0.02%
-----------------------------------------------------------------
Ryder System Inc.                          17,230         386,641
-----------------------------------------------------------------
                                                          386,641
-----------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,647,065,540)                              2,244,860,969
-----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 5.84%
-----------------------------------------------------------------
Barclays Global Investors Funds
 Institutional Money Market Fund,
 Institutional Shares                 122,039,520     122,039,520
BlackRock Temp Cash Money Market
 Fund                                   5,643,616       5,643,616
Dreyfus Money Market Fund                 486,519         486,519
Goldman Sachs Financial Square
 Prime Obligation Fund                    423,822         423,822
U.S. Treasury Bill
 1.17%/(2)/, 03/27/03/(3)/           $  8,150,000       8,127,938
-----------------------------------------------------------------
TOTAL SHORT TERM INSTRUMENTS
(Cost: $136,722,011)                                  136,721,415
-----------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 101.78%
(Cost $2,783,787,551)                               2,381,582,384
-----------------------------------------------------------------
Other Assets, Less Liabilities - (1.78%)              (41,663,299)
-----------------------------------------------------------------
NET ASSETS - 100.00%                              $ 2,339,919,085
=================================================================

/(1)/ Non-income earning securities.
/(2)/ Yield to Maturity.
/(3)/ This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                        ASSET ALLOCATION           BOND INDEX         MONEY MARKET        S&P 500 INDEX
                                        MASTER PORTFOLIO     MASTER PORTFOLIO     MASTER PORTFOLIO     MASTER PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                     $    226,664,003     $    694,784,708     $  3,890,115,379     $  2,783,787,551
                                        ----------------     ----------------     ----------------     ----------------
Investments in securities, at value
 (including securities on
 loan/(1)/) (Note 1)                    $    221,818,809     $    724,016,320     $  3,890,115,379     $  2,381,582,384
Cash                                                  --                   --                  517                   --
Receivables:
  Investment securities sold                          --            2,135,266                   --                   --
  Dividends and interest                         675,838            6,629,259            9,483,990            3,890,765
  Due from broker -- variation
   margin                                          7,000                   --                   --              146,195
                                        ----------------     ----------------     ----------------     ----------------
Total Assets                                 222,501,647          732,780,845        3,899,599,886        2,385,619,344
                                        ----------------     ----------------     ----------------     ----------------
LIABILITIES
Payables:
  Investment securities
   purchased                                          --           58,757,412           10,255,344                   --
  Collateral for securities
   loaned (Note 4)                             2,751,289           42,834,635                   --           45,475,450
  Due to bank                                         --              613,362                   --                1,736
  Advisory fees (Note 2)                         132,482               90,861              582,759              223,073
                                        ----------------     ----------------     ----------------     ----------------
Total Liabilities                              2,883,771          102,296,270           10,838,103           45,700,259
                                        ----------------     ----------------     ----------------     ----------------
NET ASSETS                              $    219,617,876     $    630,484,575     $  3,888,761,783     $  2,339,919,085
                                        ================     ================     ================     ================

/(1)/ Securities on loan with market values of $2,625,497, $41,953,891, $ -- and $43,498,462, respectively. See Note 4.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                        ASSET ALLOCATION           BOND INDEX         MONEY MARKET        S&P 500 INDEX
                                        MASTER PORTFOLIO     MASTER PORTFOLIO     MASTER PORTFOLIO     MASTER PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/(2)/                        $      3,327,925     $             --     $             --     $     40,333,823
  Interest                                     4,089,946           30,615,160           47,997,333            1,442,527
  Securities lending income                       19,741               75,792                   --               92,278
                                        ----------------     ----------------     ----------------     ----------------
Total investment income                        7,437,612           30,690,952           47,997,333           41,868,628
                                        ----------------     ----------------     ----------------     ----------------
EXPENSES (NOTE 2)
  Advisory fees                                  991,949              458,620            2,521,707            1,291,462
                                        ----------------     ----------------     ----------------     ----------------
Total expenses                                   991,949              458,620            2,521,707            1,291,462
                                        ----------------     ----------------     ----------------     ----------------
Net investment income                          6,445,663           30,232,332           45,475,626           40,577,166
                                        ----------------     ----------------     ----------------     ----------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
   sale of investments                       (44,390,325)           9,762,741                8,083         (236,862,884)
  Net realized loss on futures
   contracts                                  (1,186,201)                  --                   --          (18,956,405)
  Net change in unrealized
   appreciation (depreciation) of
   investments                                  (283,885)          16,148,940                   --         (454,424,345)
  Net change in unrealized
   appreciation (depreciation) of
   futures contracts                            (180,250)                  --                   --           (2,667,819)
                                        ----------------     ----------------     ----------------     ----------------
Net gain (loss) on investments               (46,040,661)          25,911,681                8,083         (712,911,453)
                                        ----------------     ----------------     ----------------     ----------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS       $    (39,594,998)    $     56,144,013     $     45,483,709     $   (672,334,287)
                                        ================     ================     ================     ================

/(2)/ Net of foreign withholding tax of $10,391, $ --, $ -- and $113,931, respectively.

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                             ASSET ALLOCATION MASTER PORTFOLIO                     BOND INDEX MASTER PORTFOLIO
                                     -----------------------------------------       -----------------------------------------
                                               FOR THE                 FOR THE                 FOR THE                 FOR THE
                                            YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DECEMBER 31, 2002       DECEMBER 31, 2001       DECEMBER 31, 2002       DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income              $       6,445,663       $       8,379,058       $      30,232,332       $      29,705,456
  Net realized gain (loss)                 (45,576,526)             (9,070,520)              9,762,741               4,158,973
  Net change in unrealized
   appreciation (depreciation)                (464,135)            (25,952,636)             16,148,940               7,352,844
                                     -----------------       -----------------       -----------------       -----------------
Net increase (decrease) in net
 assets resulting from
 operations                                (39,594,998)            (26,644,098)             56,144,013              41,217,273
                                     -----------------       -----------------       -----------------       -----------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                             34,189,822              65,695,085             235,474,677             181,551,157
  Withdrawals                             (119,988,263)           (131,071,248)           (204,797,701)           (129,983,477)
                                     -----------------       -----------------       -----------------       -----------------
Net increase (decrease) in net
 assets resulting from
 interestholder transactions               (85,798,441)            (65,376,163)             30,676,976              51,567,680
                                     -----------------       -----------------       -----------------       -----------------
Increase (decrease) in net
 assets                                   (125,393,439)            (92,020,261)             86,820,989              92,784,953

NET ASSETS:
Beginning of year                          345,011,315             437,031,576             543,663,586             450,878,633
                                     -----------------       -----------------       -----------------       -----------------
End of year                          $     219,617,876       $     345,011,315       $     630,484,575       $     543,663,586
                                     =================       =================       =================       =================

                                                 MONEY MARKET MASTER PORTFOLIO                  S&P 500 INDEX MASTER PORTFOLIO
                                     -----------------------------------------       -----------------------------------------
                                               FOR THE                 FOR THE                 FOR THE                 FOR THE
                                            YEAR ENDED              YEAR ENDED              YEAR ENDED              YEAR ENDED
                                     DECEMBER 31, 2002       DECEMBER 31, 2001       DECEMBER 31, 2002       DECEMBER 31, 2001
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income              $      45,475,626       $      36,484,704       $      40,577,166       $      37,024,939
  Net realized gain (loss)                       8,083                  26,158            (255,819,289)            (12,632,674)
  Net change in unrealized
   appreciation (depreciation)                      --                      --            (457,092,164)           (404,143,934)
                                     -----------------       -----------------       -----------------       -----------------
Net increase (decrease) in net
 assets resulting from
 operations                                 45,483,709              36,510,862            (672,334,287)           (379,751,669)
                                     -----------------       -----------------       -----------------       -----------------
INTERESTHOLDER TRANSACTIONS:
  Contributions                         11,212,874,658           7,101,626,395           1,124,925,648             931,988,808
  Withdrawals                           (9,134,078,695)         (5,886,952,331)           (904,586,226)           (988,412,872)
Net increase (decrease) in net
 assets resulting from
 interestholder transactions             2,078,795,963           1,214,674,064             220,339,422             (56,424,064)
                                     -----------------       -----------------       -----------------       -----------------
Increase (decrease) in net
 assets                                  2,124,279,672           1,251,184,926            (451,994,865)           (436,175,733)

NET ASSETS:
Beginning of year                        1,764,482,111             513,297,185           2,791,913,950           3,228,089,683
                                     -----------------       -----------------       -----------------       -----------------
End of year                          $   3,888,761,783       $   1,764,482,111       $   2,339,919,085       $   2,791,913,950
                                     =================       =================       =================       =================

The accompanying notes are an integral part of these financial statements.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

     The Money Market Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with Rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

     SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

     FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxable on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualification not within the control of the Master Portfolio (e.g. distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

     FUTURES CONTRACTS

     The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     As of December 31, 2002, the open futures contracts outstanding were as follows:

                                        NUMBER OF     FUTURES       EXPIRATION              NOTIONAL     NET UNREALIZED
         MASTER PORTFOLIO               CONTRACTS       INDEX             DATE        CONTRACT VALUE       DEPRECIATION
         --------------------------------------------------------------------------------------------------------------
         Asset Allocation Master
          Portfolio                            20     S&P 500         03/20/03       $     4,394,500      $    (152,250)
         S&P 500 Index Master
          Portfolio                           361     S&P 500         03/20/03            79,320,725         (2,398,295)

     The Asset Allocation and the S&P 500 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $400,000 and $8,150,000, respectively.

     REPURCHASE AGREEMENTS

     Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

     The repurchase agreements held by the Money Market Master Portfolio at December 31, 2002 were fully collateralized by U.S. Government and Agency obligations as follows:

                                                                                         AGGREGATE
         REPURCHASE AGREEMENT         INTEREST RATE(S)          MATURITY DATE(S)      MARKET VALUE
         -----------------------------------------------------------------------------------------
         Bank of America Tri-Party        6.00 - 6.50%       07/01/17 - 12/01/32     $ 102,000,000
         Goldman Sachs Tri-Party          5.50 - 7.00        12/01/16 - 01/01/32        25,500,000
         Merrill Lynch Tri-Party          3.04 - 7.13        01/01/04 - 03/01/38        22,870,331

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.35%, 0.08%, 0.10% and 0.05% of the average daily net assets of the Asset Allocation, Bond Index, Money Market and S&P 500 Index Master Portfolios, respectively, as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolios.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

     MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolios, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolios, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or either BGI or Stephens (or an affiliate) receives advisory fees from the Master Portfolios. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the year ended December 31, 2002, BGIS did not receive any brokerage commissions from the Master Portfolios.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

     Pursuant to Rule 17a-7 of the 1940 Act, certain Master Portfolios executed cross trades for the year ended December 31, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. The Board has concluded that all such transactions were done in compliance with the requirements and restrictions set forth by Rule 17a-7.

     Certain officers and trustees of MIP are also officers or employees of Stephens and BGI. As of December 31, 2002, these officers or employees of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

     Investment transactions (exclusive of short-term investments) for the year ended December 31, 2002 were as follows:

                                      U.S. GOVERNMENT OBLIGATIONS              OTHER SECURITIES
                                     -----------------------------     ------------------------------
     MASTER PORTFOLIO                    PURCHASES           SALES          PURCHASES           SALES
     ------------------------------------------------------------------------------------------------
     Asset Allocation Master
      Portfolio                      $  98,219,891   $ 172,488,618     $  157,563,828   $ 160,479,900
     Bond Index Master Portfolio       718,238,470     514,162,741         98,945,936     152,236,750
     S&P 500 Index Master Portfolio             --              --        491,534,041     300,747,965

     At December 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                                NET UNREALIZED
                                                 TAX        UNREALIZED           UNREALIZED      APPRECIATION
     MASTER PORTFOLIO                           COST      APPRECIATION         DEPRECIATION     (DEPRECIATION)
     ---------------------------------------------------------------------------------------------------------
     Asset Allocation Master
      Portfolio                      $   275,007,969     $          --       $  (53,189,160)    $  (53,189,160)
     Bond Index Master Portfolio         697,172,011        27,359,067             (514,758)        26,844,309
     S&P 500 Index Master Portfolio    2,891,970,317        94,505,075         (604,893,008)      (510,387,933)

     At December 31, 2002, the Money Market Master Portfolio's cost for federal income tax purposes was the same as for financial statement purposes.

MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

4.   PORTFOLIO SECURITIES LOANED

     Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of December 31, 2002, certain of the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at December 31, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

5.   FINANCIAL HIGHLIGHTS

     Financial highlights for each of the Master Portfolios were as follows:

                                YEAR ENDED     YEAR ENDED       YEAR ENDED    PERIOD ENDED        YEAR ENDED             YEAR ENDED
                              DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,      FEBRUARY 28,           FEBRUARY 28,
                                     2002           2001             2000       1999/(1)/               1999                   1998
-----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION MASTER
 PORTFOLIO
  Ratio of expenses to
    average net assets/(3)/           0.35%          0.35%            0.35%           0.35%             0.35%                  0.35%
  Ratio of net investment
   income to average net
   assets/(3)/                        2.28%          2.31%/(5)/       2.82%           2.75%             2.24%                  3.76%
  Portfolio turnover rate               92%            35%              53%             39%               33%                    57%
  Total return                      (11.83)%        (6.52)%           1.51%          10.35%/(2)/       18.23%                 27.50%
BOND INDEX MASTER
 PORTFOLIO
  Ratio of expenses to
   average net assets/(3)/            0.08%          0.08%            0.08%           0.08%             0.08%                  0.08%
  Ratio of net investment
   income to average net
   assets/(3)/                        5.27%          5.98%/(5)/       6.73%           6.44%             6.31%                  6.73%
  Portfolio turnover rate              118%            53%              52%             25%               28%                    59%
  Total return                       10.05%          8.94%           11.91%          (0.67)%/(2)/       6.39%                 10.51%
MONEY MARKET MASTER
 PORTFOLIO
  Ratio of expenses to
   average net assets/(3)/            0.10%          0.10%            0.10%           0.10%             0.10%/(4)/              N/A
  Ratio of net investment
   income to average net
   assets/(3)/                        1.80%          3.66%            6.43%           5.23%             5.17%/(4)/              N/A
  Total return                        1.84%          4.23%            6.52%           4.44%/(2)/        2.61%/(2)//(4)/         N/A
S&P 500 INDEX MASTER
 PORTFOLIO
  Ratio of expenses to
   average net assets/(3)/            0.05%          0.05%            0.05%           0.05%             0.05%                  0.05%
  Ratio of net investment
   income to average net
   assets/(3)/                        1.57%          1.31%            1.22%           1.44%             1.61%                  1.89%
  Portfolio turnover rate               12%             9%              10%              7%               11%                     6%
  Total return                      (22.05)%       (11.96)%          (9.19)%         19.82%/(2)/       19.65%                 34.77%

/(1)/ For the ten months ended December 31, 1999. The Master Portfolios changed their fiscal year end from February 28 to December 31.
/(2)/   Not annualized.
/(3)/   Annualized for periods of less than one year.
/(4)/ For the period from September 1, 1998 (commencement of operations) to February 28, 1999.
/(5)/ Effective January 1, 2001, the Asset Allocation and Bond Index Master Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 for the Asset Allocation and Bond Index Master Portfolios was to decrease the ratio of net investment income to average net assets from 2.34% to 2.31% and 6.37% to 5.98%, respectively. Ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in policy.

INDEPENDENT ACCOUNTANTS' REPORT

To the Interestholders and Board of Trustees of Master Investment Portfolio:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Allocation Master Portfolio, Bond Index Master Portfolio, Money Market Master Portfolio and S&P 500 Index Master Portfolio, each a portfolio of Master Investment Portfolio (the "Portfolios"), at December 31, 2002, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     The financial statements of the Portfolios at December 31, 2000 and for the periods then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 7, 2003

MASTER INVESTMENT PORTFOLIO
TRUSTEES INFORMATION -- UNAUDITED

     The Board of Trustees has responsibility for the overall management and operations of the Master Portfolios. The Trustees and Officers of Master Investment Portfolio ("MIP") also serve as Trustees and Officers of Barclays Global Investors Funds ("BGIF"). Please see the Trustees Information for BGIF (found elsewhere in this report), for information regarding the Trustees and Officers of MIP.

     Additional information about MIP's Trustees may be found in Part B of each Master Portfolio's Registration Statement, which is available without charge upon request by calling toll-free 1-888-204-3956.

Advised by Barclays Global Fund Advisors. Sponsored and distributed by Stephens Inc., Members NYSE/SIPC.

Investing involves risk, including possible loss of principal.

This resport is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Barclays Global Investors Funds
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116